UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2019

Absolute Return Multi-Asset Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800- 621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Absolute Return Multi-Asset Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

What Differentiates Goldman Sachs Absolute Return Multi-Asset Fund’s Investment Process?

The Goldman Sachs Absolute Return Multi-Asset Fund (the “Fund”) seeks to deliver consistent returns in all market environments through broad diversification and dynamic management. The Fund aims to provide exposure beyond traditional asset classes, with less dependence on the direction of stock and bond markets, and thoughtfully combines the investment capabilities across Goldman Sachs Asset Management (GSAM).

∎

By investing across asset classes using less-traditional strategies and techniques, we aim to incorporate distinct sources of return into the portfolio that are different from traditional core equities and bond returns

∎	We use a proprietary, factor-based risk-budgeting framework that seeks to balance risk across unique return drivers and active strategies

∎	The Fund seeks to capitalize on the changing economic cycle and tactically adjusts for dislocations in the current environment, with the aim of enhancing returns and mitigating portfolio losses

∎	We seek to profit from opportunities across medium- to shorter-term time horizons and multiple geographies

∎	For over two decades, we have managed multi-asset class solutions for clients including sovereign wealth funds, pension plans, endowments, and foundations

∎	We leverage the insights and alpha generation of GSAM’s 700+ investment professionals in 30 offices around the globe (as of September 30, 2018)

∎	We monitor portfolio risk daily and have a robust risk management framework with multiple layers of oversight at the strategic allocation, security selection and firm levels

Diversification does not protect an investor from market risk and does not ensure a profit. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

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FUND RESULTS

Goldman Sachs Absolute Return Multi-Asset Fund

Investment Objective

The Fund seeks to achieve long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Absolute Return Multi-Asset Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 4.01%, 3.61%, 4.22%, 4.10%, 4.27%, 3.90%, and 4.25%, respectively. These returns compare to the 1.34% cumulative total return of the Fund’s benchmark, the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

References to the Fund’s benchmark and to other indices, if any, mentioned herein are for informational purposes only, and unless otherwise noted, are not indications of how the Fund is managed. The use of the Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	During the Reporting Period overall, the factors most influencing the financial markets and the Fund were global economic data, central bank monetary policy, crude oil prices and geopolitical events.

In November 2018, when the Reporting Period began, global economic growth appeared to be stabilizing following previous weakness, with risk assets supported by less hawkish commentary from the U.S. Federal Reserve (“Fed”), decreased concerns around U.S.-China trade relations and improved Chinese economic data. (Hawkish tends to suggest higher interest rates; opposite of dovish.) Global equities recorded gains, led by emerging markets stocks. Within fixed income, the 10-year U.S. Treasury yield fell.

In December 2018, global economic growth moderated, as evidenced by declining manufacturing indicators across the U.S., Europe and China. The Fed hiked short-term interest rates by 25 basis points at its December meeting, in line with market expectations. (A basis point is 1/100th of a percentage point.) The less accommodative Fed and the slowing global economic growth backdrop weighed on risk assets during the month. Global equities declined, fueled by sell-offs in U.S. and Japanese stocks. Emerging markets equities posted negative returns, but outpaced developed markets stocks. In fixed income, the 10-year U.S. Treasury yield fell on a combination of market-perceived safe-haven demand and lower crude oil prices. Crude oil prices fell during December 2018 in spite of proposed production cuts by the Organization of the Petroleum Exporting Countries and Russia, as weak investor risk appetite and market concerns around oversupply remained in focus.

Risk assets broadly rebounded during the first quarter of 2019, as investor sentiment turned positive on a combination of dovish global central bank policy, tentative stabilization in Chinese economic growth and seemingly promising developments in U.S.-China trade talks. As inflationary pressures remained rather muted, the Fed and the European Central Bank (“ECB”) each made a dovish shift and then maintained monetary policy stances that were broadly supportive of economic growth. More specifically, the Fed signaled it would make no additional short-term interest rate hikes during 2019, and the ECB indicated it was reluctant to hike interest rates during the calendar year. Although global economic growth continued to decelerate, there were signs of improvement, including indications of a bottoming in Chinese credit growth, a modest pick-up in fixed asset investment and an uptick in March 2019 manufacturing data. Global equities posted a double-digit gain during the first calendar quarter, led by a rally in U.S. stocks. Emerging markets equities overall underperformed developed markets equities, but Chinese stocks rose significantly. In fixed income, the 10-year U.S. Treasury yield fell during the first quarter of 2019.

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In April 2019, risk assets continued to rally, supported by signs of stabilization in global economic growth and continued dovishness from major central banks amidst muted inflationary pressures. In the U.S., stocks reached new highs on the back of stronger than consensus expected corporate earnings. European stocks also posted solid gains. Although Japanese equities recorded positive returns, they lagged their developed markets counterparts due to weaker than market expected corporate earnings. In China, money supply and credit data were stronger than market anticipated, adding to investor expectations that Chinese economic growth might continue to recover. However, a less dovish stance by China’s central bank dampened market optimism. In fixed income, the U.S. 10-year U.S. Treasury yield rose. Crude oil prices rallied, driven mostly by the U.S. Administration’s decision to end waivers on Iranian oil exports.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective through investments in different asset classes, geographic regions and security selection strategies in a portfolio primarily of equity, fixed income, real assets and currency asset classes. Real assets are physical assets that derive their value from their own intrinsic qualities (e.g., precious metals, commodities and real estate). The Fund also invests in multi-strategy liquid alternatives as it seeks to achieve its investment objective. Multi-strategy liquid alternatives invest across asset classes through both systematic and rules-based investment strategies. The Fund’s performance is driven by four sources of return: long-term strategic asset allocation to market exposures, medium-term cycle-aware allocation, short-term tactical allocation and excess returns from investments in Underlying Funds through which the Fund gains exposure to underlying asset classes. Strategic asset allocation is the process by which the Fund’s assets are allocated across underlying asset classes and strategies in a way that considers the risks of each underlying asset class and strategy. Medium-term cycle-aware allocation is the process by which we adjust the portfolio for changes in the business or economic cycle. Short-term tactical allocation is the implementation of tactical market views with the goal of improving the Fund’s risk-adjusted return. The risk-adjusted return on an investment takes into account the risk associated with that investment relative to other potential investments.

During the Reporting Period, the Fund generated positive returns, driven primarily by strategic asset allocation and, to a lesser extent, by short-term tactical asset allocation. These results were offset somewhat by medium-term cycle-aware allocation and security selection within the Underlying Funds, which detracted from the Fund’s performance.

Strategic asset allocation overall added to the Fund’s results during the Reporting Period. At the asset class level, allocations to equities, fixed income, real assets and currencies contributed positively. Strategic allocations to multi-strategy liquid alternatives detracted from returns. Within its strategic allocations to equities, the Fund’s positive performance was largely due to its exposure to emerging markets stocks. Investor sentiment was buoyed by a combination of constructive U.S.-China trade talks, the Fed’s considerably more dovish stance and market expectations for better Chinese economic data due to policy stimulus. In addition, the Fund benefited from its exposure to U.S. and international equities, as risk assets rallied during the first quarter of 2019. Within its strategic fixed income allocations, the Fund’s exposure to high yield corporate bonds added to performance, as credit spreads narrowed and interest rates broadly declined during the Reporting Period. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.) The Fund was also aided by our long U.S. interest rate options strategy, through which we seek to profit if interest rates fall, remain constant or rise less than anticipated. This strategy bolstered the Fund’s performance, given that U.S. Treasury yields fell over the course of the Reporting Period. (Our long U.S. interest rate options strategy is a macroeconomic hedge that buys put options on short-term interest rates. A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.) Additionally, the Fund’s strategic allocations to U.S. dollar-denominated emerging markets debt and local currency emerging markets debt contributed positively. Within its strategic allocations to real assets, the Fund was helped by its exposure to U.S. and international real estate securities as well as by its exposure to global infrastructure securities. Within its strategic allocations to currencies, the Fund benefited from our decision to hedge foreign currency exposure back to the U.S. dollar (accomplished through foreign exchange currency forward contracts), as the U.S. dollar strengthened versus other major currencies during the Reporting Period. With its strategic allocations to multi-strategy liquid alternatives, the Fund was hurt, especially during the first quarter of 2019, by our U.S. equity volatility strategy, which seeks to benefit from the difference between

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FUND RESULTS

implied volatility (i.e., expectations of future volatility) and realized volatility (i.e., historical volatility) in equity markets. On the other hand, the Fund’s strategic allocation to the Goldman Sachs Alternative Premia Fund, which provides exposure to a diversified range of alternative investment strategies, and its strategic allocation to the Goldman Sachs Managed Futures Strategy Fund added to returns during the Reporting Period.

Medium-term cycle-aware allocation detracted overall from the Fund’s performance. We held three medium-term cycle-aware views during the Reporting Period. The first view was to be short interest rate duration, which we expressed through the Fund’s short position in long-maturity German government bonds and the Fund’s short positions in specific segments of the U.S. Treasury yield curve. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The Fund’s short position in long-maturity German government bonds hampered returns, as Germany’s long-term interest rates fell in response to slower European economic growth, dovish ECB monetary policy and benign inflation. The Fund’s short positioning in specific segments of the U.S. Treasury yield curve detracted from performance on the back of the broad decline in U.S. Treasury yields during the Reporting Period. The second medium-term cycle-aware view was to hold a long position in emerging markets equities versus developed markets equities. This positioning contributed positively to the Fund’s results, as emerging markets equities outperformed developed markets equities during the Reporting Period. The third medium-term cycle-aware view — to hold a long position in local currency emerging markets bonds versus U.S. high yield corporate bonds — also enhanced the Fund’s returns, as local currency emerging markets debt outperformed U.S. high yield corporate bonds during the Reporting Period.

Tactical asset allocation added to the Fund’s performance during the Reporting Period, as the Goldman Sachs Tactical Exposure Fund (the “Underlying Tactical Fund”), which we use to express our tactical views, generated a positive return.

Security selection overall detracted from the Fund’s returns during the Reporting Period. The Fund was hurt most by security selection within the Goldman Sachs Managed Futures Strategy Fund, followed by the marginally negative performance of our U.S. real estate strategy (implemented through the Goldman Sachs Real Estate Securities Fund). These results were partially offset by the positive contributions of our emerging markets equity strategy (implemented primarily through the Goldman Sachs Emerging Markets Equity Fund), emerging markets debt strategy (implemented primarily through the Goldman Sachs Local Emerging Markets Debt Fund and the Goldman Sachs Emerging Markets Debt Fund), international real estate strategy (implemented through the Goldman Sachs International Real Estate Securities Fund) and security selection within the Goldman Sachs Global Infrastructure Fund.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	At the beginning of the Reporting Period, the Fund had approximately 34% of its total net assets in long equity-related investments; approximately 34% of its total net assets in long fixed income-related investments; approximately 9% of its total net assets in long real assets investments; approximately 11% of its total net assets in long currency-related investments; and approximately 51% of its total net assets in long multi-strategy liquid alternatives. It had short positions of approximately -5% of its total net assets in equity-related investments; approximately -17% of its total net assets in fixed income-related assets; none of its total net assets in real asset investments; approximately -10% of its total net assets in currency-related investments; and none of its total net assets in multi-strategy liquid alternatives. The positioning breakout above is inclusive of derivatives exposure across all asset classes, which generally includes the use of equity index futures, equity options, interest rate futures, commodity futures and currency forwards.

Q	How did you manage the Fund’s allocations during the Reporting Period?

A

We took advantage of the rally in risk assets during the first quarter of 2019 to reduce the Fund’s overall exposure to risk. More specifically, we decreased the Fund’s strategic allocations to emerging markets equities, real estate securities and managed futures over the course of the first calendar quarter and increased its allocations to more traditional investments, such as U.S. large cap equities and non-U.S. developed markets equities. As part of this effort, we also reduced the size of the Fund’s short-term tactical allocation by trimming its investment in the Underlying Tactical Fund. During January 2019, we eliminated the Fund’s short positions in futures on the S&P 500® Index and the MSCI EAFE Index, which sought to moderate exposure to equity beta, and adopted long positions in U.S. and international stocks (implemented through futures on the

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FUND RESULTS

S&P 500® Index and the MSCI EAFE Index). (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.)

We also sought to adjust the Fund’s exposure for what we viewed as medium-term changes to the business or economic cycle. In January 2019, we removed our medium-term cycle-aware view that the Fund be overweight emerging markets equities versus developed markets equities. We had expected to see the start of a rebound in China’s economic data by the end of 2018 in response to policy initiatives that sought to stimulate growth, but fresh data releases showed continued deterioration. Although we continued to believe Chinese economic data would recover, we thought the likely timing had been pushed into the future and market uncertainty around it had increased. Finally, during March 2019, we reduced the Fund’s short position in long-maturity German government bonds, as Germany’s long-term interest rates fell.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used exchange-traded index futures contracts to gain long exposure to U.S. large-cap equities, non-U.S. developed equities and emerging markets equities (each had a positive impact on performance).

Interest rate futures were used to manage the Fund’s interest rate exposures and to facilitate the implementation of specific duration and yield curve views (negative impact on performance). The Fund employed U.S. Treasury futures to gain access to 10-year U.S. Treasury notes (positive impact). German bund futures were utilized to express a view on the direction of long-term German interest rates (negative impact). The Fund used options on Eurodollar futures to take tactical positions on the U.S. interest rate yield curve (positive impact). (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) Different positions may be taken within the Fund based on expectations of changes in interest rates and expectations of changes in the yield curve. Changes in the shape of the yield curve will change the relative price of bonds represented by the curve. Also during the Reporting Period, the Fund used a specialized index of credit default swaps to gain exposure to U.S. high yield corporate bonds (positive impact). Interest rate options were employed as part of the Fund’s macroeconomic hedge (positive impact).

To hedge its exposure to non-U.S. developed markets currencies and emerging markets currencies, the Fund used forward foreign currency exchange contracts (positive impact on performance).

Lastly, the Fund obtained exposure to the underlying asset classes through the use of the Underlying Funds, which may also invest in derivatives to provide exposure to equity, fixed income and commodity asset classes. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had approximately 31% of its total net assets in long equity-related investments; approximately 52% of its total net assets in long fixed income-related investments; approximately 5% of its total net assets in long real assets investments; approximately 6% of its total net assets in long currency-related investments; and approximately 39% of its total net assets in long multi-strategy liquid alternatives. It had short positions of approximately -2% of its total net assets in equity-related investments; approximately -2% of its total net assets in fixed income-related assets; none of its total net assets in real asset investments; approximately -6% of its total net assets in currency-related investments; and none of its total net assets in multi-strategy liquid alternatives. The positioning breakout above is inclusive of derivatives exposure across all asset classes, which generally includes the use of equity index futures, equity options, interest rate futures, commodity futures and currency forwards.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A

At the end of the Reporting Period, we emphasized three macro themes. First, we expected to see an elongated U.S. economic expansion in 2019, with growth continuing and a downturn unlikely, in our view. Second, we expected to see signs of a synchronized rebound in economic growth across the U.S., Europe and China following the slowdown in activity near the beginning of 2019. Third, we believed risk assets were less likely to experience sell-offs in the very near term, though we anticipated episodic drawdowns later in 2019, which should create attractive investment

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FUND RESULTS

opportunities, in our opinion, if global economic growth flattens and bond yields become less well-anchored.

At the asset class level, we had a positive outlook on equities over the medium term at the end of the Reporting Period. In our view, the macro environment is likely to support equities going into the summer months. We expect the equity market rally to continue thereafter, though we believe returns may be capped to some degree by more modest corporate earnings growth and the re-rating seen in the first four months of 2019. (Re-rating occurs when market participants change their view of a company, and valuation measures, such as the price-earnings ratio, are revised substantially higher or lower.) As for fixed income, we remained bearish on government bonds at the end of the Reporting Period. In the near term, long-term interest rates are likely to remain range bound, in our view, given the Fed’s dovish shift during the Reporting Period and limited inflationary pressures. However, in the medium term, we expect the elongated U.S. economic cycle to lead to higher bond yields should the Fed hike short-term interest rates. As for credit spreads, while they compressed significantly during the first four months of 2019, we see scope for additional tightening into the summer and believe they are more likely than not to tighten further by the end of 2019. That said, we think late economic cycle dynamics, especially near calendar year-end, could potentially push credit spreads wider.

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FUND BASICS

Index Definitions

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

It is not possible to invest directly in an unmanaged index.

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FUND BASICS

Goldman Sachs Absolute Return Multi-Asset Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]

Class A	4.01%	1.34%
Class C	3.61	1.34
Institutional	4.22	1.34
Investor	4.10	1.34
Class P	4.27	1.34
Class R	3.90	1.34
Class R6	4.25	1.34

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”). The Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Since Inception	Inception Date

Class A	-5.88%	-1.67%	09/02/2015
Class C	-2.05	-0.84	09/02/2015
Institutional	0.11	0.31	09/02/2015
Investor	-0.12	0.15	09/02/2015
Class P	N/A	-0.16	04/16/2018
Class R	-0.54	-0.34	09/02/2015
Class R6	0.03	0.30	09/02/2015

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.43%	4.32%
Class C	2.18	5.07
Institutional	1.04	3.93
Investor	1.18	4.07
Class P	1.03	3.92
Class R	1.68	4.57
Class R6	1.03	3.92

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/19[5]

Holding	% of Net Assets	Line of Business

Goldman Sachs Financial Square Government Fund – Institutional Shares	21.9%	Investment Companies
Goldman Sachs Short-Term Conservative Income Fund – Class R6 Shares	20.5	Investment Companies
Goldman Sachs Tactical Exposure Fund – Class R6	15.4	Investment Companies
Goldman Sachs Alternative Premia Fund – Class R6	14.9	Investment Companies
Goldman Sachs Managed Futures Strategy Fund – Class R6	10.4	Investment Companies
Goldman Sachs Emerging Markets Equity Fund – Class R6	5.4	Investment Companies
Goldman Sachs Local Emerging Markets Debt Fund – Class R6	5.1	Investment Companies
Goldman Sachs Global Infrastructure Fund – Class R6	3.4	Investment Companies
Goldman Sachs International Real Estate Securities Fund – Class R6	1.4	Investment Companies
Goldman Sachs Emerging Markets Debt Fund – Class R6	1.1	Investment Companies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

PORTFOLIO COMPOSITION[6]

As of April 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Investment Companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Dividend Rate	Value

Investment Companies(a) – 100.1%
Dynamic – 40.6%
Goldman Sachs Alternative Premia Fund – Class R6 Shares
81,580	N/A	$668,141
Goldman Sachs Managed Futures Strategy Fund – Class R6 Shares
44,525	N/A	467,954
Goldman Sachs Tactical Exposure Fund – Class R6 Shares
72,995	N/A	690,536

		1,826,631

Equity – 11.0%
Goldman Sachs Emerging Markets Equity Fund – Class R6 Shares
11,236	N/A	241,910
Goldman Sachs Global Infrastructure Fund – Class R6 Shares
13,642	N/A	154,842
Goldman Sachs International Real Estate Securities Fund – Class R6 Shares
9,995	N/A	63,471
Goldman Sachs Real Estate Securities Fund – Class R6 Shares
2,133	N/A	32,128

		492,351

Fixed Income – 48.5%
Goldman Sachs Emerging Markets Debt Fund – Class R6 Shares
3,890	4.494%	47,220
Goldman Sachs Financial Square Government Fund – Institutional Shares
982,153	2.464	982,153
Goldman Sachs Local Emerging Markets Debt Fund – Class R6 Shares
39,786	4.996	227,576
Goldman Sachs Short-Term Conservative Income Fund – Class R6 Shares
91,913	2.822	922,803

		2,179,752

TOTAL INVESTMENT COMPANIES
(Cost $4,519,936)		$4,498,734

TOTAL INVESTMENTS – 100.1%
(Cost $4,519,936)		$4,498,734

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(4,142)

NET ASSETS – 100.0%		$4,494,592

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
JPY	—Japanese Yen
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	20,123	CHF	20,000	06/19/19	$398
	USD	4,593	DKK	30,000	06/19/19	65
	USD	79,884	EUR	70,000	06/19/19	1,031
	USD	46,319	GBP	35,000	06/19/19	557
	USD	7,667	HKD	60,000	06/19/19	13
	USD	63,176	JPY	7,000,000	06/19/19	77
	USD	8,139	SEK	75,000	06/19/19	210

TOTAL						$2,351

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	14,074	AUD	20,000	06/19/19	$(42)
	USD	22,375	CAD	30,000	06/19/19	(48)

TOTAL						$(90)

FUTURES CONTRACTS — At April 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year U.S. Treasury Notes	5	06/19/19	$618,359	$7,850
Mini MSCI EAFE Index	1	06/21/19	95,850	4,548
S&P 500 E-Mini Index	1	06/21/19	147,425	3,361

Total				$15,759
Short position contracts:
Eurodollars	(10)	09/14/20	(2,445,750)	(9,273)
MSCI Emerging Markets Index	(1)	06/21/19	(54,010)	168

Total				$(9,105)

TOTAL FUTURES CONTRACTS				$6,654

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At April 30, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/ (Paid) by the Fund(a)	Credit Spread at April 30, 2019(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:

CDX.NA.HY Index 32	5.000%	3.251%	06/20/24	$560	$46,023	$34,293	$11,730

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Counterparty	Termination Date(b)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*

MSCBCSSB Index(c)	0.200%	MS & Co. Int. PLC	09/16/19	$952	$(15,035)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made semi-annually.
(b)	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(c)	The components are shown below.

A basket (MSCBCSSB) of options on equity indices

Description	Strike Price	Expiration Date	Contracts	Value	Weight
Call - S&P 500 Index	$2,985	05/31/2019	104	$(1,593)	10.59%
Put - S&P 500 Index	2,890	05/31/2019	81	(1,592)	10.59
Call - S&P 500 Index	2,925	05/03/2019	28	(719)	4.78
Put - S&P 500 Index	2,830	05/03/2019	1,198	(719)	4.78
Call - S&P 500 Index	2,930	05/10/2019	25	(717)	4.77
Put - S&P 500 Index	2,840	05/10/2019	205	(717)	4.77
Call - S&P 500 Index	2,940	05/17/2019	25	(713)	4.74
Put - S&P 500 Index	2,850	05/17/2019	94	(713)	4.74
Call - S&P 500 Index	2,970	05/24/2019	40	(706)	4.70
Put - S&P 500 Index	2,875	05/24/2019	51	(706)	4.70
Call - Euro Stoxx 50 Index	3,375	05/17/2019	6	(638)	4.25
Put - Euro Stoxx 50 Index	3,200	05/17/2019	375	(638)	4.25
Call - S&P 500 Index	2,895	05/31/2019	9	(635)	4.22
Put - S&P 500 Index	2,730	05/31/2019	109	(635)	4.22
Call - S&P 500 Index	3,010	06/28/2019	28	(598)	3.98
Put - S&P 500 Index	2,870	06/28/2019	19	(598)	3.98
Call - Euro Stoxx 50 Index	3,500	06/21/2019	16	(597)	3.97
Put - Euro Stoxx 50 Index	3,325	06/21/2019	23	(597)	3.97
Call - Euro Stoxx 50 Index	3,450	05/10/2019	3	(152)	1.01
Put - Euro Stoxx 50 Index	3,350	05/10/2019	66	(152)	1.01
Call - Euro Stoxx 50 Index	3,475	05/03/2019	5	(152)	1.01
Put - Euro Stoxx 50 Index	3,375	05/03/2019	217	(152)	1.01
Call - Euro Stoxx 50 Index	3,500	05/17/2019	7	(149)	0.99
Put - Euro Stoxx 50 Index	3,400	05/17/2019	14	(149)	0.99
Call - Euro Stoxx 50 Index	3,500	05/24/2019	6	(149)	0.99
Put - Euro Stoxx 50 Index	3,400	05/24/2019	8	(149)	0.99

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At April 30, 2019, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$97.75	06/17/2019	1	$2,500	$6	$2,752	$(2,746)
Eurodollar Futures	99.00	06/17/2019	2	5,000	13	205	(192)
Eurodollar Futures	97.75	09/16/2019	1	2,500	75	627	(552)
Eurodollar Futures	97.50	06/15/2020	6	15,000	5,475	3,813	1,662
Eurodollar Futures	97.50	09/14/2020	6	15,000	6,675	4,658	2,017
Eurodollar Futures	97.50	12/14/2020	6	15,000	7,237	5,722	1,515
Eurodollar Futures	97.00	03/15/2021	1	2,500	2,263	1,790	473
Eurodollar Futures	97.50	03/15/2021	6	15,000	7,950	6,765	1,185
Eurodollar Futures	97.00	06/14/2021	1	2,500	2,268	1,852	416
Eurodollar Futures	97.50	06/14/2021	5	12,500	6,813	5,833	980
Eurodollar Futures	98.00	06/14/2021	3	7,500	2,288	2,444	(156)
Eurodollar Futures	97.00	09/13/2021	1	2,500	2,293	2,452	(159)
Eurodollar Futures	98.00	09/13/2021	7	17,500	5,644	6,512	(868)

TOTAL			46	$115,000	$49,000	$45,425	$3,575

Abbreviations:
CDX.NA.HY Index 32	—CDX North America High Yield Index 32
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Assets:
Investments of affiliated issuers, at value (cost $4,519,936)	$4,498,734
Purchased options, at value (cost $45,425)	49,000
Cash	68,693
Foreign currencies, at value (cost $35,969)	36,059
Unrealized gain on forward foreign currency exchange contracts	2,351
Variation margin on futures contracts	753
Variation margin on swap contracts	416
Receivables:
Reimbursement from investment adviser	44,739
Collateral on certain derivative contracts(a)	35,207
Dividends and interest	5,142
Foreign tax reclaims	1,001
Other assets	59,123
Total assets	4,801,218

Liabilities:
Unrealized loss on swap contracts	15,035
Unrealized loss on forward foreign currency exchange contracts	90
Payables:
Investments purchased	5,142
Fund shares redeemed	1,450
Management fees	1,059
Distribution and service fees and transfer agency fees	1,029
Collateral on certain derivative contracts(b)	157
Accrued expenses	282,664
Total liabilities	306,626

Net Assets:
Paid-in capital	4,896,692
Total distributable earnings (loss)	(402,100)
NET ASSETS	$4,494,592
Net Assets:
Class A	$2,643,594
Class C	24,257
Institutional	1,502,418
Investor	25,157
Class P	249,152
Class R	24,703
Class R6	25,311
Total Net Assets	$4,494,592
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	278,284
Class C	2,572
Institutional	157,035
Investor	2,640
Class P	26,124
Class R	2,603
Class R6	2,654
Net asset value, offering and redemption price per share:(c)
Class A	$9.50
Class C	9.43
Institutional	9.57
Investor	9.53
Class P	9.54
Class R	9.49
Class R6	9.54

(a)	Includes amounts segregated for initial margin and/or collateral on futures transactions, options and swaps transactions of $4,087, $53 and $31,067, respectively, for the Fund.
(b)	Includes amounts segregated for collateral on swaps transactions.
(c)	Maximum public offering price per share for Class A Shares is $10.05. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value ("NAV") or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Investment income:

Dividends — affiliated issuers	$40,280

Interest	2,118

Total investment income	42,398

Expenses:

Professional fees	81,452

Custody, accounting and administrative services	80,004

Registration fees	57,999

Printing and mailing costs	37,240

Management fees	20,314

Trustee fees	7,925

Distribution and Service fees(a)	3,472

Transfer Agency fees(a)	2,838

Other	8,284

Total expenses	299,528

Less — expense reductions	(288,016)

Net expenses	11,512

NET INVESTMENT INCOME	30,886

Realized and unrealized gain (loss):

Capital gain distributions from Affiliated Underlying Funds	61,305

Net realized gain (loss) from:

Investments — affiliated issuers	(45,379)

Purchased options	11,923

Futures contracts	9,471

Written options	6

Swap contracts	(42,740)

Forward foreign currency exchange contracts	6,434

Foreign currency transactions	(580)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	46

Investments — affiliated issuers	86,642

Purchased options	29,066

Futures contracts	17,020

Swap contracts	35,509

Forward foreign currency exchange contracts	(2,909)

Foreign currency translation	(1,231)

Net realized and unrealized gain	164,583

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$195,469

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

Distribution and/or Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
$3,295	$117	$60	$2,372	$21	$362	$22	$36	$22	$4

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$30,886	$332,305

Net realized gain (loss)	440	(407,275)

Net change in unrealized gain (loss)	164,143	(667,911)

Net increase (decrease) in net assets resulting from operations	195,469	(742,881)

Distributions to shareholders:

From distributable earnings

Class A Shares	(85,274)	(9,391)

Class C Shares	(569)	—

Institutional Shares	(57,789)	(102,701)

Investor Shares	(823)	(63)

Class P Shares(a)	(8,528)	—

Class R Shares	(693)	—

Class R6 Shares	(864)	(105)

Total distributions to shareholders	(154,540)	(112,260)

From share transactions:

Proceeds from sales of shares	612,982	1,584,140

Reinvestment of distributions	151,936	111,949

Cost of shares redeemed	(1,226,116)	(26,178,033)

Net decrease in net assets resulting from share transactions	(461,198)	(24,481,944)

TOTAL DECREASE	(420,269)	(25,337,085)

Net assets:

Beginning of period	4,914,861	30,251,946

End of period	$4,494,592	$4,914,861

(a)	Commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Multi-Asset Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2015(a)
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.43		$10.00	$9.75	$9.93		$10.00

Net investment income (loss)(b)	0.05		0.09	— (c)	0.05		(0.01)

Net realized and unrealized gain (loss)	0.31		(0.64)	0.34	(0.19)		(0.06)

Total from investment operations	0.36		(0.55)	0.34	(0.14)		(0.07)

Distributions to shareholders from net investment income	(0.29)		(0.02)	(0.09)	(0.04)		—

Net asset value, end of period	$9.50		$9.43	$10.00	$9.75		$9.93

Total return(d)	4.01%		(5.46)%	3.54%	(1.36)%		(0.70)%

Net assets, end of period (in 000s)	$2,644		$2,804	$3,909	$83		$25

Ratio of net expenses to average net assets(e)	0.64	%(f)	0.94%	1.05%	0.79%		1.23	%(f)

Ratio of total expenses to average net assets(e)	12.63	%(f)	6.36%	3.21%	5.28	%(g)	3.81	%(f)

Ratio of net investment income (loss) to average net assets	1.14	%(f)	0.96%	(0.01)%	0.53%		(0.36	)%(f)

Portfolio turnover rate(h)	41%		228%	96%	38%		1%

(a)	Commenced operations on September 2, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)	The amount previously reported as 4.01% has been corrected to include certain professional fees.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Multi-Asset Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2015(a)
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.33		$9.94	$9.68	$9.92		$10.00

Net investment income (loss)(b)	0.02		0.01	(0.06)	—	(c)	(0.02)

Net realized and unrealized gain (loss)	0.31		(0.62)	0.34	(0.22)		(0.06)

Total from investment operations	0.33		(0.61)	0.28	(0.22)		(0.08)

Distributions to shareholders from net investment income	(0.23)		—	(0.02)	(0.02)		—

Net asset value, end of period	$9.43		$9.33	$9.94	$9.68		$9.92

Total return(d)	3.61%		(6.14)%	2.75%	(2.01)%		(0.90)%

Net assets, end of period (in 000s)	$24		$23	$25	$24		$26

Ratio of net expenses to average net assets(e)	1.40	%(f)	1.68%	1.80%	1.65%		1.98	%(f)

Ratio of total expenses to average net assets(e)	13.38	%(f)	7.45%	4.05%	5.73	%(g)	4.55	%(f)

Ratio of net investment income (loss) to average net assets	0.36	%(f)	0.15%	(0.59)%	(0.02)%		(1.10	)%(f)

Portfolio turnover rate(h)	41%		228%	96%	38%		1%

(a)	Commenced operations on September 2, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than ($0.005) per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)	The amount previously reported as 4.46% has been corrected to include certain professional fees.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Multi-Asset Fund
	Institutional
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2015(a)
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.49		$10.04	$9.78	$9.94		$10.00

Net investment income(b)	0.07		0.15	0.05	0.11		0.00	(c)

Net realized and unrealized gain (loss)	0.32		(0.66)	0.34	(0.21)		(0.06)

Total from investment operations	0.39		(0.51)	0.39	(0.10)		(0.06)

Distributions to shareholders from net investment income	(0.31)		(0.04)	(0.13)	(0.06)		—

Net asset value, end of period	$9.57		$9.49	$10.04	$9.78		$9.94

Total return(d)	4.22%		(5.11)%	4.02%	(0.93)%		(0.70)%

Net assets, end of period (in 000s)	$1,502		$1,776	$26,242	$24,542		$24,718

Ratio of net expenses to average net assets(e)	0.26	%(f)	0.57%	0.65%	0.49%		0.82	%(f)

Ratio of total expenses to average net assets(e)	12.23	%(f)	3.06%	2.91%	4.58	%(g)	3.40	%(f)

Ratio of net investment income to average net assets	1.49	%(f)	1.48%	0.55%	1.13%		0.04	%(f)

Portfolio turnover rate(h)	41%		228%	96%	38%		1%

(a)	Commenced operations on September 2, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)	The amount previously reported as 3.31% has been corrected to include certain professional fees.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Multi-Asset Fund
	Investor Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2015(a)
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.48		$10.02	$9.76	$9.93		$10.00

Net investment income(b)	0.06		0.11	0.04	0.10		—	(c)

Net realized and unrealized gain (loss)	0.31		(0.63)	0.33	(0.22)		(0.07)

Total from investment operations	0.37		(0.52)	0.37	(0.12)		(0.07)

Distributions to shareholders from net investment income	(0.32)		(0.02)	(0.11)	(0.05)		—

Net asset value, end of period	$9.53		$9.48	$10.02	$9.76		$9.93

Total return(d)	4.10%		(5.25)%	3.97%	(1.18)%		(0.70)%

Net assets, end of period (in 000s)	$25		$24	$25	$25		$25

Ratio of net expenses to average net assets(e)	0.40	%(f)	0.68%	0.80%	0.65%		0.98	%(f)

Ratio of total expenses to average net assets(e)	12.39	%(f)	6.43%	3.05%	4.74	%(g)	3.57	%(f)

Ratio of net investment income to average net assets	1.36	%(f)	1.15%	0.41%	0.98%		(0.11	)%(f)

Portfolio turnover rate(h)	41%		228%	96%	38%		1%

(a)	Commenced operations on September 2, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than ($0.005) per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)	The amount previously reported as 3.47% has been corrected to include certain professional fees.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Multi-Asset Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)	Period Ended October 31, 2018(a)

Per Share Data

Net asset value, beginning of period	$9.49	$9.90

Net investment income(b)	0.07	0.06

Net realized and unrealized gain (loss)	0.32	(0.47)

Total from investment operations	0.39	(0.41)

Distributions to shareholders from net investment income	(0.34)	—

Net asset value, end of period	$9.54	$9.49

Total return(c)	4.27%	(4.14)%

Net assets, end of period (in 000s)	$249	$239

Ratio of net expenses to average net assets(d)(e)	0.25%	0.31%

Ratio of total expenses to average net assets(d)(e)	12.24%	11.95%

Ratio of net investment income to average net assets(e)	1.51%	1.15%

Portfolio turnover rate(f)	41%	228%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Multi-Asset Fund
	Class R Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2015(a)
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.41		$9.98	$9.72	$9.93		$10.00

Net investment income (loss)(b)	0.04		0.06	(0.01)	0.05		(0.01)

Net realized and unrealized gain (loss)	0.31		(0.63)	0.33	(0.22)		(0.06)

Total from investment operations	0.35		(0.57)	0.32	(0.17)		(0.07)

Distributions to shareholders from net investment income	(0.27)		—	(0.06)	(0.04)		—

Net asset value, end of period	$9.49		$9.41	$9.98	$9.72		$9.93

Total return(c)	3.90%		(5.71)%	3.36%	(1.64)%		(0.80)%

Net assets, end of period (in 000s)	$25		$24	$25	$24		$25

Ratio of net expenses to average net assets(d)	0.90	%(e)	1.18%	1.30%	1.15%		1.48	%(e)

Ratio of total expenses to average net assets(d)	12.88	%(e)	6.96%	3.56%	5.24	%(f)	4.07	%(e)

Ratio of net investment income (loss) to average net assets	0.86	%(e)	0.65%	(0.09)%	0.48%		(0.62	)%(e)

Portfolio turnover rate(g)	41%		228%	96%	38%		1%

(a)	Commenced operations on September 2, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)	The amount previously reported as 3.97% has been corrected to include certain professional fees.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Multi-Asset Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2015(a)
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.49		$10.04	$9.78	$9.94		$10.00

Net investment income(b)	0.07		0.13	0.06	0.11		—	(c)

Net realized and unrealized gain (loss)	0.32		(0.64)	0.33	(0.21)		(0.06)

Total from investment operations	0.39		(0.51)	0.39	(0.10)		(0.06)

Distributions to shareholders from net investment income	(0.34)		(0.04)	(0.13)	(0.06)		—

Net asset value, end of period	$9.54		$9.49	$10.04	$9.78		$9.94

Total return(d)	4.25%		(5.09)%	4.05%	(0.92)%		(0.70)%

Net assets, end of period (in 000s)	$25		$24	$26	$25		$25

Ratio of net expenses to average net assets(e)	0.25	%(f)	0.53%	0.63%	0.47%		0.77	%(f)

Ratio of total expenses to average net assets(e)	12.24	%(f)	6.29%	2.89%	4.55	%(g)	3.35	%(f)

Ratio of net investment income to average net assets	1.51	%(f)	1.29%	0.58%	1.16%		0.10	%(f)

Portfolio turnover rate(h)	41%		228%	96%	38%		1%

(a)	Commenced operations on September 2, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)	The amount previously reported as 3.28% has been corrected to include certain professional fees.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements

April 30, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Absolute Return Multi-Asset Fund (the “Fund”) is a diversified fund and currently offers seven classes of shares — Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds (“Underlying Funds”). Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

25

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Investments in the Underlying Funds are valued at the NAV per share on the day of valuation. Because the Fund invests primarily in other mutual funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities

26

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on Statement of Assets or Liabilities as receivable/payables for collateral on certain derivative contracts. Non cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate and or credit default swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an

27

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, basket of investments or indices, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

28

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of April 30, 2019:

ABSOLUTE RETURN MULTI-ASSET

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Companies	$4,498,734	$—	$—

Total	$4,498,734	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$2,351	$—

Futures Contracts(a)	15,927	—	—

Credit Default Swap Contracts(a)	—	11,730	—

Options Purchased	49,000	—	—

Total	$64,927	$14,081	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(90)	$—

Futures Contracts	(9,273)	—	—

Total Return Swap Contracts	—	(15,035)	—

Total	$(9,273)	$(15,125)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2019. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Purchased Options, at value	$56,850	(a)	Variation margin on futures contracts;	$(9,273)	(a)
Credit	Variation margin on swap contracts	11,730		—	—
Equity	Variation margin on futures contracts	8,077	(a)	Payable for unrealized loss on swap contracts	(15,035)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,351		Payable for unrealized loss on forward foreign currency exchange contracts	(90)
Total		$79,008			$(24,398)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)

Aggregate of amounts include $15,035, for the Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do

29

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, swap contracts and purchased options/Net change in unrealized gain (loss) on futures contracts, swap contracts and purchased options	$(55,276)	$54,096	34
Credit	Net realized gain (loss) on swap contracts/Net change in unrealized gain (loss) on swap contracts	7,870	19,443	1
Equity	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts and swap contracts	26,066	8,056	6
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	6,434	(2,909)	9
Total		$(14,906)	$78,686	50

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended April 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Fee Rate	Effective Net Management Fee Rate^
0.85%	0.77%	0.73%	0.71%	0.85%	0.11%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, and Class R6 Shares of the Goldman Sachs Alternative Premia Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Short-Term Conservative Income Fund, and the Goldman Sachs Tactical Exposure Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Fund invests. For the six months ended April 30, 2019, GSAM waived $17,611, of the Fund’s management fee.

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GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the six months ended April 30, 2019 , Goldman Sachs retained $0 of the front end sales charges and $0 of the CDSC for this Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.03% of the average daily net assets of Class P and Class R6 Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.104%. These Other Expense limitations will remain in place through at least February 28, 2020 for Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management fees	Other Expense Reimbursements	Total Expense Reimbursements
Absolute Return Multi-Asset	$17,611	$270,405	$288,016

31

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of April 30, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2019, the Fund did not have any borrowings under the facility. The facility was $770,000,000 prior to April 30, 2019.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2019 , Goldman Sachs did not earn any brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of April 30, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100%, 32%, 100%, 100% and 100% of outstanding Class C, Institutional, Investor, Class R and Class R6 Shares, respectively of the Fund.

The Fund invests primarily in Class R6 Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in these Underlying Funds for the six months ended April 30, 2019:

Underlying Fund	Market Value as of 10/31/18	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on sales of Affiliated Investment Companies	Change in Unrealized Appreciation/ Depreciation	Market Value as of 04/30/19	Shares as of 04/30/19	Dividend Income from Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs Alternative Premia Fund — Class R6 Shares	$820,848	$133,429	$(250,400)	$(12,452)	$(23,284)	$668,141	81,580	—	40,428
Goldman Sachs Managed Futures Strategy Fund — Class R6 Shares	719,428	63,050	(317,000)	1,620	856	467,954	44,525	—	1,049
Goldman Sachs Tactical Exposure Fund — Class R6 Shares	1,013,115	131,427	(438,600)	(25,083)	9,677	690,536	72,995	11,866	7,561
Goldman Sachs Emerging Markets Equity Fund — Class R6 Shares	254,722	14,861	(65,800)	(8,349)	46,476	241,910	11,236	1,862	—
Goldman Sachs Global Infrastructure Fund — Class R6 Shares	146,828	9,593	(20,200)	975	17,646	154,842	13,642	1,594	—
Goldman Sachs International Real Estate Securities Fund — Class R6 Shares	190,161	19,186	(166,000)	1,941	18,183	63,471	9,995	1,686	—
Goldman Sachs Real Estate Securities Fund — Class R6 Shares	100,403	12,445	(76,500)	346	(4,566)	32,128	2,133	178	12,267
Goldman Sachs Emerging Markets Debt Fund — Class R6 Shares	48,956	1,142	(5,800)	(454)	3,376	47,220	3,890	1,141	—
Goldman Sachs Financial Square Government Fund — Institutional Shares	903,731	1,642,310	(1,563,888)	—	—	982,153	982,153	11,228	—

32

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Underlying Fund	Market Value as of 10/31/18	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on sales of Affiliated Investment Companies	Change in Unrealized Appreciation/ Depreciation	Market Value as of 04/30/19	Shares as of 04/30/19	Dividend Income from Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs Local Emerging Markets Debt Fund — Class R6 Shares	$251,099	$22,214	$(59,100)	$(3,957)	$17,320	$227,576	39,786	6,214	—
Goldman Sachs Short-Term Conservative Income Fund — Class R6 Shares	—	1,010,511	(88,700)	34	958	922,803	91,913	4,511	—

Total	$4,449,291	$3,060,168	$(3,051,988)	$(45,379)	$86,642	$4,498,734	1,353,848	40,280	61,305

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2019, were $1,478,445 and $1,558,403, respectively.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, October 31, 2018, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforwards:(1)
Perpetual Long Term	$(399,559)
Perpetual Short Term	(23,066)
Total capital loss carryovers	$(422,625)
Timing differences (Straddle Deferral)	$140

(1)	Due to certain Section 382 limitations, certain losses may be limited.

As of April 30, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$4,469,080
Gross unrealized gain	42,773
Gross unrealized loss	(13,119)
Net unrealizd security gain (loss)	$29,654

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments and swap transactions.

33

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

7. TAX INFORMATION (continued)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it

34

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

8. OTHER RISKS (continued)

would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

35

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Multi-Asset Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,820	$93,175	41,291	$409,161
Reinvestment of distributions	9,402	85,274	943	9,390
Shares redeemed	(38,268)	(356,976)	(135,729)	(1,340,262)
	(19,046)	(178,527)	(93,495)	(921,711)
Class C Shares
Shares sold	—	—	—	37
Reinvestment of distributions	63	569	—	—
	63	569	—	37
Institutional Shares
Shares sold	55,738	519,807	88,646	876,539
Reinvestment of distributions	6,044	55,185	10,249	102,391
Shares redeemed	(91,916)	(869,140)	(2,526,311)	(24,786,595)
	(30,134)	(294,148)	(2,427,416)	(23,807,665)
Investor Shares
Shares sold	—	—	—	38
Reinvestment of distributions	91	823	6	63
	91	823	6	101
Class P Shares(a)
Shares sold	—	—	30,441	298,288
Reinvestment of distributions	937	8,528	—	—
Shares redeemed	—	—	(5,254)	(51,176)
	937	8,528	25,187	247,112
Class R Shares
Shares sold	—	—	—	38
Reinvestment of distributions	77	693	—	—
	77	693	—	38
Class R6
Shares sold	—	—	—	39
Reinvestment of distributions	94	864	11	105
	94	864	11	144

NET DECREASE	(47,918)	$(461,198)	(2,495,707)	$(24,481,944)

(a)	Commenced operations on April 16, 2018.

36

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Fund Expenses — Six Month Period Ended April 30, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019, which represents a period of 181 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Multi-Asset Fund
Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19		Expenses Paid for the 6 months ended 4/30/19*
Class A
Actual	$1,000.00	$1,040.10		$3.24
Hypothetical 5% return	1,000.00	1,021.62	+	3.21
Class C
Actual	1,000.00	1,036.10		7.07
Hypothetical 5% return	1,000.00	1,017.85	+	7.00
Institutional
Actual	1,000.00	1,042.20		1.32
Hypothetical 5% return	1,000.00	1,023.51	+	1.30
Investor
Actual	1,000.00	1,041.00		2.02
Hypothetical 5% return	1,000.00	1,022.81	+	2.01
Class P
Actual	1,000.00	1,042.70		1.27
Hypothetical 5% return	1,000.00	1,023.56	+	1.25
Class R
Actual	1,000.00	1,039.00		4.55
Hypothetical 5% return	1,000.00	1,020.33	+	4.51
Class R6
Actual	1,000.00	1,042.50		1.27
Hypothetical 5% return	1,000.00	1,023.56	+	1.25

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Absolute Return Multi-Asset Fund	0.64%	1.40%	0.26%	0.40%	0.25%	0.90%	0.25%

37

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.38 trillion in assets under supervision as of March 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.gsamfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of April 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 168942-OTU-996244 MACSAR-19

Goldman Sachs Funds

Semi-Annual Report	April 30, 2019

Dividend Focus Funds
Income Builder
Rising Dividend Growth

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Goldman Sachs Dividend Focus Funds

∎	INCOME BUILDER

∎	RISING DIVIDEND GROWTH

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INCOME BUILDER FUND

What Differentiates Goldman Sachs’

Income Builder Fund Investment Process?

Income Builder Fund is a broadly diversified portfolio that seeks to provide income and capital appreciation.

The Goldman Sachs Income Builder Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds. The Fund invests in both equity and fixed income securities with a focus on yield enhancing strategies to earn a monthly income stream. The Fund seeks to maintain broad exposure to equities with lower than general equity market volatility.

We believe that similar themes can perform differently across asset classes. The Fund can potentially take advantage of these cross-asset class opportunities as it is a dynamic portfolio that allows the flexibility to allocate across equities and fixed income from a top-down perspective, given our views on macro opportunities and valuations.

In our risk management process, we identify, monitor and measure a fund’s risk profile. We consider the risk relative to the benchmark and the Fund’s investment goal to seek income stability and capital growth.

The Fund’s portfolio comprises the ideas of three experienced Goldman Sachs investment groups:

Global Fundamental Equity Group: A group of investment professionals averaging over 15 years of investment experience and with a strong commitment to fundamental research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

Global Portfolio Solutions Group: The team is comprised of over 135* professionals with significant academic and practitioner experience.

*	As of March 2019

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FUND RESULTS

Goldman Sachs Income Builder Fund

Investment Objective

The Goldman Sachs Income Builder Fund seeks to provide income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team, the Goldman Sachs Fixed Income Investment Management Team, and the Goldman Sachs Global Portfolio Solutions Team, collectively the Goldman Sachs Income Builder Team (the “Income Builder Team”), discuss the Goldman Sachs Income Builder Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated cumulative total returns, without sales charges, of 7.59%, 7.13%, 7.77%, 7.67%, 7.77% and 7.73%, respectively. These returns compare to the 7.90% and 6.07% cumulative total returns of the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) and the ICE BofAML BB to B U.S. High Yield Constrained Index (the “ICE BofAML Index”), respectively, during the same period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	During the Reporting Period, Federal Reserve (“Fed”) monetary policy, economic growth expectations and geopolitics most influenced the financial markets and the Fund.

When the Reporting Period began in November 2018, U.S. stocks gained on dovish comments from Fed Chair Jerome Powell and encouraging progress in U.S.-China trade talks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) Within fixed income, U.S. Treasury yields fell, as investors grew fearful about the possible end of the global economic cycle and as their expectations for Fed rate hikes diminished. U.S. high yield corporate bonds experienced a modest loss amid pressure on corporate profit margins, company-specific events and lower crude oil prices. In December 2018, Fed policymakers raised short-term interest rates, much as the markets had expected, but lowered their projection for 2019 monetary policy tightening from three rate hikes to two. The U.S. 10-year Treasury yield fell on a combination of market-perceived safe-haven demand and lower crude oil prices. For similar reasons, U.S. high yield corporate credit posted its worst monthly total return since 2015. Meanwhile, U.S. equities plunged on renewed investor fears sparked by the partial U.S. federal government shutdown, the U.S. President’s criticism of Fed Chair Powell and reignited corporate earnings growth concerns.

During the first quarter of 2019, U.S. stocks posted double-digit gains. The Fed kept its monetary policy unchanged, with its dot plot projecting no interest rate hikes at all during 2019. (The “dot plot” shows interest rate projections of the members of the Federal Open Market Committee.) Largely as a result, U.S. Treasury yields fell. U.S. high yield corporate bonds logged their strongest start to a calendar year on record, due in part to better than market expected corporate earnings and improved investor risk sentiment.

U.S. stocks continued to rally in April 2019, driven by the dovish Fed, market anticipation of a rebound in Chinese economic growth and investor expectations of a resolution to trade negotiations between the U.S. and China. U.S. equities received additional support from positive corporate earnings reports. In fixed income, the U.S. 10-year Treasury yield fell, driven by a drop in the breakeven inflation rate. (The breakeven inflation rate is a market-based measure of expected inflation.) U.S. high yield corporate bonds delivered positive returns, as corporate earnings remained better than market expected, global economic data improved and the market anticipated a lengthier credit cycle.

Q	What was the Fund’s asset allocation positioning during the Reporting Period?

A

As part of its principal investment strategies, the Fund has a baseline allocation of 60% to fixed income securities and 40% to equity securities, though in seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below that baseline allocation. The Fund seeks to provide a high and stable

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FUND RESULTS

income stream plus capital appreciation, with lower volatility than the equity market. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Income Builder Team evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. Because of these stated goals of the Fund, the Income Builder Team believes the returns of the Russell Index and the ICE BofAML Index should be considered for reference only.

At the beginning of the Reporting Period, the Fund was invested 39.9% in equities and 55.7% in fixed income, with the balance of 4.4% in cash and cash equivalents. During the Reporting Period, we lengthened the Fund’s duration position. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) In addition, we sought to mitigate potential risk within high yield corporate credit and within equities. We also increased the Fund’s position in cash and cash equivalents. Within equities, we reduced the Fund’s allocation to emerging markets stocks amidst lowered investor expectations for global economic growth and as U.S.-China trade negotiations dragged on. Over the course of the first quarter of 2019, as equities outperformed our expectations, we reduced the Fund’s exposure to stocks and sold equity call options to mitigate potential downside risk. At the end of the Reporting Period, the Fund was invested 37.8% in equities and 58.0% in fixed income, with the balance of 4.2% in cash and cash equivalents.

Q	What was the Fund’s 12-month distribution rate and what was its 30-day SEC yield during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares provided 12-month distribution rates of 3.69%, 3.03%, 3.98%, 3.85%, 3.99% and 3.99%, respectively. On April 30, 2019, the Fund’s 30-day SEC yields (subsidized) for its Class A, Class C, Institutional, Investor, Class P and Class R6 Shares were 3.13%, 2.57%, 3.70%, 3.56%, 3.71% and 3.71%, respectively.

Q	What key factors had the greatest impact on the performance of the Fund’s equity allocation during the Reporting Period?

A	Relative to the Russell Index, stock selection had the greatest positive impact on the Fund’s equity allocation during the Reporting Period. The Fund’s call writing strategy, which seeks to generate additional cash flow and potentially reduce volatility by sales of call options on the S&P 500® Index or other regional stock market indices (or related ETFs), had a negative impact on its performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, the Fund’s overweight positions compared to the Russell Index in the utilities, information technology and industrials sectors added to its returns. Stock selection in all three sectors also contributed positively. Detracting most from relative performance was the Fund’s positioning in two sectors. The Fund was hampered by a modest overweight position in health care and by an underweight position in consumer staples. Stock selection in both sectors also detracted from relative results.

Q	Which stocks contributed significantly to the Fund’s relative performance during the Reporting Period?

A	Compared to the Russell Index, the Fund’s investments in Microsoft, Enel and Rio Tinto added to performance during the Reporting Period.

Microsoft was the Fund’s top positive contributor. The developer and marketer of software and hardware services posted strong quarterly earnings results during the Reporting Period, with outperformance across all business segments, including continued robust demand for its cloud computing service, Azure. Investor concerns around slowing hardware purchases, which had caused Microsoft to underperform in early 2019, also eased toward the end of the Reporting Period. At the end of the Reporting Period, we had a favorable view of the company’s ongoing progress in migrating enterprise customers to its cloud platform, as Microsoft remains a major player in the public cloud market. We also continued to believe Microsoft was a well-diversified, high quality company led by an excellent management team.

Another notable contributor to the Fund’s relative returns was Enel, a European utility company. Its shares traded higher after Enel reported solid quarterly earnings, driven largely by strong growth in renewables/networks, which offset its weaker Italian operations. We, along with the market at large, were also positive about the company’s new business plan and outlook for 2019. At the end of the Reporting Period, we believed Enel was continuing to trade at an attractive valuation relative to its peers. In addition, we had a favorable view of the company’s cash flow generation.

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FUND RESULTS

Rio Tinto, an Anglo-Australian company that explores, mines and processes mineral resources, also added to the Fund’s relative performance during the Reporting Period. The company reported strong 2018 results with successfully completed disposals as well as higher iron ore shipments and mined copper production, which led its share price higher. At the end of the Reporting Period, we believed Rio Tinto may benefit from continued commodity price strength, especially iron ore. We also thought shares of Rio Tinto were trading at an attractive discount relative to peers. In our view, the company also offered high asset quality, a strong balance sheet and a sustainable dividend yield.

Q	Which stocks detracted significantly from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the largest detractors from the Fund’s performance relative to the Russell Index were Altria Group, The Kraft Heinz Company (“Kraft”) and British American Tobacco.

Altria Group, which produces and markets tobacco products, was a top detractor from the Fund’s relative returns. At the beginning of the Reporting Period, its share price declined in response to the Federal Drug Administration’s (“FDA”) increased focus on regulation, including the potential of minimizing youth access to e-vapor products. In our view, Altria Group was well insulated from key pressures facing the consumer packaged goods industry and was attractively valued at the end of the Reporting Period. Additionally, we believed the company had positioned itself to continue adapting to consumer preferences over time.

Kraft, a producer of processed food and beverages, also hurt the Fund’s relative performance during the Reporting Period. Its shares plummeted near the end of February 2019 after the company reported quarterly earnings that missed market estimates across all metrics. Furthermore, Kraft cut its dividend by roughly one third, announced a $15 billion goodwill impairment* charge, and said it had received a subpoena from the Securities and Exchange Commission. Following the report, we decided to exit the Fund’s position in the stock in favor of what we considered to be more attractive investment opportunities.

Another leading detractor from the Fund’s relative results was U.K.-based British American Tobacco. Its stock declined following reports that senior FDA officials had signaled a possible ban on menthol cigarettes. Although such a ban could take years to implement, we believed the company was overexposed to menthol relative to its peers and could be impacted most if the ban takes effect. Given the continued regulatory uncertainty around e-cigarettes in general, combined with British American Tobacco’s weak underlying growth and its high levels of debt, we decided to eliminate the Fund’s investment in the stock by the end of the Reporting Period.

Q	Were any significant purchases or sales made within the equity allocation of the Fund during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Texas Instruments. In our view, the company is a high quality semiconductor manufacturer that has underperformed due to fears around tariffs, trade tensions and slowing economic growth. We also believed its stock was trading at an attractive valuation relative to peers and its share price was highly discounted due to these investor fears.

Another notable purchase was CMS Energy, which is focused on electric and gas utility operations. We appreciated what we saw as the company’s excellent execution, solid earnings growth and favorable medium-term outlook in an encouraging regulatory environment. Furthermore, we had a positive view on what we considered to be CMS Energy’s strong balance sheet, attractive dividend yield and management team.

Among sales completed during the Reporting Period was the Fund’s position in Duke Energy, a regulated utility company and the largest electric power holding company in the U.S.

*	Goodwill impairment is an earnings charge that companies record on their income statements after they identify that there is persuasive evidence that the asset associated with the goodwill can no longer demonstrate financial results that were expected from it at the time of its purchase. Because many companies acquire other firms and pay a price that exceeds the fair value of identifiable assets and liabilities that the acquired firm possesses, the difference between the purchase price and the fair value of acquired assets is recorded as goodwill. However, if unforeseen circumstances arise that decrease expected cash flows from acquired assets, their fair value can be lower than what was originally paid for them, and a company must book a goodwill impairment.

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FUND RESULTS

Our original investment thesis had largely played out, and the stock had reached our price target. We decided to sell the stock in order to pursue new, high conviction ideas in the utilities sector.

We eliminated the Fund’s position in Fortis, a Canada-based diversified electric utility. Our original investment thesis had largely played out, and the stock had reached our price target. We exited the Fund’s position in the stock in favor of new, high conviction ideas in the utilities sector.

Q	What changes were made to the Fund’s equity market sector and industry weightings during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s exposures to the consumer staples and health care sectors. We increased its exposures to the consumer discretionary and information technology sectors. At the end of the Reporting Period, the Fund was overweight relative to the Russell Index in the information technology, energy, real estate, industrials and utilities sectors. Within the energy sector, the Fund was overweight energy infrastructure companies. Within the real estate sector, the Fund was overweight real estate investment trusts. The Fund was underweight compared to the Russell Index in the financials, health care, consumer staples and consumer discretionary sectors. Relative to the Russell Index, the Fund was rather neutrally weighted in the communication services and materials sectors at the end of the Reporting Period.

Q	Which fixed income market segments significantly affected the Fund’s performance during the Reporting Period?

A	Relative to the ICE BofAML Index, the Fund’s overweight position in communications-related high yield corporate bonds detracted from performance as did an underweight in consumer cyclicals-related high yield corporate bonds. In addition, a slight overweight in emerging markets debt diminished the Fund’s relative returns. On the positive side, the Fund benefited from its underweight position in energy-related high yield corporate bonds and from its overweight position in technology-related high yield corporate bonds.

Q	How did the Fund’s duration and yield curve positioning strategies affect performance during the Reporting Period?

A	During the Reporting Period, the Fund’s duration positioning strategy added to returns. Specifically, our decision to lengthen the Fund’s duration position contributed positively, as interest rates generally declined over the course of the Reporting Period. We do not actively manage the Fund’s yield curve positioning as part of our investment process. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	What changes were made to the Fund’s fixed income weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to the commercial services and technology market segments. We accomplished this by making investments in the business services, payment processing and software industries within these market segments. In addition, we reduced the Fund’s overweight in cellular telecommunications, as we sought to increase diversification across industries and individual securities. In April 2019, we scaled back the Fund’s exposure overall to high yield corporate bonds due to their strong performance since the beginning of the calendar year. At the end of the Reporting Period, the Fund was overweight relative to the ICE BofAML Index in the banking and technology market segments. It was also overweight communications industries broadly. Compared to the ICE BofAML Index, the Fund was underweight the gaming and lodging, energy, and metals and mining market segments.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned previously, the Income Builder Team wrote equity index options on a portion of the Fund’s equity allocation in an effort to generate additional cash flow and potentially reduce volatility (negative impact on performance). In addition, total return swaps were employed as part of the systematic strategy to buy and sell equity index options (negative impact). Within the Fund’s fixed income allocation, the Income Builder Team used interest rates swaps and U.S. Treasury futures as cost-efficient instruments to provide greater precision and versatility in the management of duration (both had a positive impact). To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed currency forwards to express our views on a given currency (slightly negative impact). Finally, equity futures were utilized within the Fund overall to help manage cash balances during the Reporting Period (positive impact).

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FUND RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective February 19, 2019, Raymond Chan no longer served as a portfolio manager of the Fund, and Christopher Lvoff became a portfolio manager of the Fund. As of March 1, 2019, David Beers no longer served as a portfolio manager of the Fund, and Ashish Shah became a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Ashish Shah, Ron Arons, Collin Bell, Daniel Lochner, Charles “Brook” Dane and Christopher Lvoff.

Q	What is the Income Builder Team’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Income Builder Team believed U.S. equities had rebounded from a tumultuous environment at the end of 2018. In our view, equities should continue to appreciate and corporate earnings should continue to grow, albeit at a more moderate pace, throughout 2019. We considered the U.S. economic backdrop steady at the end of the Reporting Period, with above-trend economic growth and a solid labor market, as demonstrated by a low unemployment rate and ongoing wage growth. Although higher wages, along with rising raw materials and transportation costs, have pressured corporate profit margins, we believed the impact had been partially offset by topline growth and in some cases, company pricing power. At the end of the Reporting Period, we believed corporate fundamentals remained healthy, with no immediate risks. Additionally, the Fed had adopted a patient, data-driven approach to avoid raising short-term interest rates too quickly. That said, fundamental, bottom-up stock selection will continue to drive our process, not headlines or investor sentiment, regardless of the market direction. We maintained high conviction in the companies owned by the equity portion of the Fund at the end of the Reporting Period, and we believed they have the potential to outperform relative to the broader market regardless of the growth environment. We intend to continue focusing on undervalued companies we believe are in control of their own future, such as innovators with differentiated products, companies with low-cost structures and firms that have been investing in their own businesses and are poised to gain market share. We intend to maintain our discipline in identifying companies with what we consider to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations, seeking to generate long-term outperformance.

Within the fixed income allocation, the Fund remained overweight U.S. high yield corporate bonds at the end of Reporting Period. In our opinion, the high yield corporate bond market was supported by strong fundamentals, with the high yield default rate below the historical average at the close of the Reporting Period; ongoing investor demand amid solid investment inflows into high yield corporate bond mutual funds during the first four months of 2019; a net demand/supply imbalance; and fair but not rich valuations. We plan to maintain the Fund’s underweight relative to the ICE BofAML Index in BB-rated high yield corporate bonds, as we considered them expensive at the end of the Reporting Period. We had a favorable view of high yield corporate bonds issued by smaller companies, as they generally underperformed high yield corporate bonds issued by larger companies during the Reporting Period and therefore were relatively less expensive, in our view. Going forward, we expect to continue increasing the Fund’s diversification among individual securities. We intend to reduce the Fund’s overweight relative to the ICE BofAML Index in communications industries and trim its underweight in consumer-oriented market segments, given our positive views on employment, consumer sentiment and health of household balance sheets. We plan to maintain the Fund’s overweight in energy-related high yield corporate bonds, primarily high quality exploration and production issues, due to the potential of consolidating mergers and acquisitions activity. Finally, we expected to reduce the Fund’s exposure to the technology and chemicals market segments because of tight valuations at the end of the Reporting Period.

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FUND BASICS

Income Builder Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]	ICE BofAML BB to B U.S. High Yield Constrained Index[3]

Class A	7.59%	7.90%	6.07%
Class C	7.13	7.90	6.07
Institutional	7.77	7.90	6.07
Investor	7.67	7.90	6.07
Class P	7.77	7.90	6.07
Class R6	7.73	7.90	6.07

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. This index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. It is not possible to invest directly in an unmanaged index.

[3]	The BofAML BB to B U.S. High Yield Constrained Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

PERFORMANCE REVIEW (continued)

November 1, 2018–April 30, 2019	12-Month Distribution Rate[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]

Class A	3.69%	3.13%	3.10%
Class C	3.03	2.57	2.53
Institutional	3.98	3.70	3.67
Investor	3.85	3.56	3.53
Class P	3.99	3.71	3.68
Class R6	3.99	3.71	3.68

[4]	The 12 month distribution rate is calculated by taking the sum of all cash distributions over the past 12 months and dividing by the month end NAV in the last month of the period. Distributions may include interest from fixed income, dividends from equities, short term and long term capital gains, return of capital, and special distributions. Return of capital distribution may include a return of some or all of the money that an investor invested in Fund shares. Distributions from securities such as MLPs passing through the Fund may also be characterized as return of capital. Special distributions may include any off-cycle distributions that occur outside of regular interest or dividend payment dates, such as when a company opts to pay a special dividend. The amounts and sources of distribution are not provided for tax reporting purposes. The Fund reports the character of distributions for federal income tax purposes each calendar year on Form 1099-DIV. Distributions will fluctuate over time and a large proportion of the distribution may occur at the end of the year in the form of capital gains. Distributions and market value movements affect the NAV of the Fund and will also affect this calculation. 12 month distribution rate numbers are based on historical distributions and NAVs and are not predictive of future distributions or yields. 12 month distribution rate is calculated to provide a sense of the total cash flow associated with investment in the Fund, but should not be confused with SEC yield, dividend yield or interest yield.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the SEC and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

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FUND BASICS

STANDARDIZED TOTAL RETURNS[6]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.00%	2.44%	9.13%	6.38%	10/12/94
Class C	4.01	2.83	8.93	4.00	8/15/97
Institutional	6.24	4.01	10.19	5.24	8/15/97
Investor	6.06	3.86	N/A	7.86	8/31/10
Class P	N/A	N/A	N/A	4.82	4/16/18
Class R6	6.25	N/A	N/A	4.52	7/31/15

[6]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.98%	1.00%
Class C	1.73	1.75
Institutional	0.59	0.61
Investor	0.73	0.75
Class P	0.58	0.60
Class R6	0.58	0.60

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/19[8]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	2.0%	Software
Johnson & Johnson	1.3	Pharmaceuticals
Chevron Corp.	1.2	Oil, Gas & Consumable Fuels
Cisco Systems, Inc.	1.1	Communications Equipment
Royal Dutch Shell PLC ADR Class A	1.1	Oil, Gas & Consumable Fuels
Pfizer, Inc.	1.0	Pharmaceuticals
Medtronic PLC	0.9	Health Care Equipment & Supplies
Comcast Corp. Class A	0.8	Media
JPMorgan Chase & Co.	0.8	Banks
Verizon Communications, Inc.	0.7	Diversified Telecommunication Services

[8]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK[9]

As of April 30, 2019

[9]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s Equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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FUND BASICS

FUND’S FIXED INCOME FUND COMPOSITION[10]

[10]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. Short-term investments represent commercial paper. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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FUND RESULTS

Goldman Sachs Rising Dividend Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Quantitative Investment Strategies (“QIS”) portfolio management team, the Goldman Sachs Global Portfolio Solutions Group and the Dividend Assets Capital, LLC (“DAC”) portfolio management team, the Fund’s sub-adviser, discuss the Goldman Sachs Rising Dividend Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 9.37%, 8.99%, 9.60%, 9.52%, 9.61%, 9.18% and 9.53%, respectively. These returns compare to the 9.76% cumulative total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. equity markets as a whole during the Reporting Period?

A	The S&P 500 Index gained 2.04% in November 2018 following a volatile prior month. Trade and political uncertainty persisted, but U.S. equities were buoyed by dovish comments from the Federal Reserve (“Fed”) Chair Jerome Powell and by seemingly encouraging progress toward China-U.S. trade talks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) The U.S. midterm elections on November 6th resulted in a divided government, as had been widely anticipated, with the Democrats gaining control of the House of Representatives and the Republicans maintaining their majority in the Senate. U.S. economic data remained strong, with Gross Domestic Product (“GDP”) growing at an annualized pace of 3.5% in the third quarter of 2018, following a 4.2% annualized GDP growth rate in the second calendar quarter. However, the rally was short-lived, as U.S. equities plunged in December 2018 on renewed investor fears, sparked by the arrest of a Chinese technology executive, the partial federal government shutdown and the U.S. President’s criticism of Fed Chair Powell.

The S&P 500 Index gained 8.01% in January 2019, as U.S. equities rebounded after a challenging and volatile 2018. The U.S. federal government shutdown and decelerating emerging market demand were headwinds, but U.S. equities were buoyed by dovish Fed commentary, headlines of easing trade tensions and strong corporate earnings reports. The December 2018 labor market report was solid, with the U.S. economy adding 312,000 jobs, and the annualized growth rate in average hourly earnings reaching a cycle high of 3.2%. Other U.S. activity data were mixed. The ISM manufacturing and non-manufacturing indices declined to 54.1 and 57.6, respectively, in December 2018. Flash Purchasing Managers Index data for January 2019 indicated growth stabilization in the U.S. but continued downward paths for other key advanced economies, such as Europe and Japan. Toward month end, U.S. equities were supported by a temporary end to the U.S. government shutdown. Also supportive was the Fed keeping its monetary policy unchanged at its January 2019 meeting and delivering dovish tilts, including the statement it will be “patient” as it determines “future adjustments” of interest rates and its description of inflationary pressures as “muted.”

The S&P 500 Index increased 3.21% in February, extending the prior month’s gains. U.S. equities were buoyed by promising developments in U.S.-China trade talks, further indications of the Fed’s dovish stance and evidence of a solid U.S. economy. The U.S. equities market was primarily fixated on U.S.-China trade negotiations, and investors rallied around the headline that enough progress had been made to avert the increase in tariffs on Chinese goods that had been scheduled for March 1st. After confirming the shift in its thinking in January 2019 to prioritize “patience,” the Fed maintained this dovish stance by announcing its intention to maintain a larger balance sheet and therefore stop its quantitative tightening, or the shrinking of the Fed

12

FUND RESULTS

balance sheet as securities mature, by the end of the year, a move that pushed longer-term bond yields down and pushed U.S. equity indices higher. The release of a fourth quarter 2018 GDP growth rate of 2.6% on an annualized basis illustrated that the U.S. economy was moderating but remained seemingly healthy. U.S. unemployment came in persistently low at 4.05%, and private payrolls grew by 296,000 in January 2019, beating consensus expectations by 90,000.

The S&P 500 Index rose 1.94% in March, bringing first quarter 2019 returns to 13.65%. After a volatile end to 2018, the rally to begin 2019 marked the best first quarter performance for the S&P 500 Index since 1998. Fed commentary provided a supportive background for U.S. equities, as Fed Chair Powell reiterated a “patient” approach to monetary policy that included a pause in interest rate hikes and a nearing end to its balance sheet runoff. The U.S. unemployment rate remained well below trend at 3.8% in February 2019, with a steady increase in wages of 3.4% year over year. Housing data continued to show strength in the first quarter, with new home sales reaching 667,000 in February 2019, bringing the three-month average up to 630,000. Strength in housing data can be partially attributed to a steep decline in mortgage rates, resulting, in turn, from a more cautious Fed. The University of Michigan Consumer Sentiment Index was a point of significant strength in the U.S. economy, steadily climbing in each month of the first quarter and eventually reaching 98.4 in March 2019, its highest level in six months. Economic growth concerns, however, failed to completely abate, as fourth quarter 2018 GDP growth was revised down 0.4% in March to a 2.2% annualized rate. While the revision was further evidence of a slowing U.S. economy, the result was largely priced in by U.S. equity markets and thus had limited effect on stock prices outside the financials sector, which tends to be more rate sensitive.

The S&P 500 Index increased 4.05% in April 2019, extending March’s gains and bringing year-to-date total returns to 18.25%. After a strong first calendar quarter, U.S. equities continued to rally, driven by a relatively accommodative Fed, consensus anticipation of a rebound in Chinese economic growth, and widespread expectations of a resolution to trade negotiations between the U.S. and China. U.S. equities received additional support from a healthy start to the first quarter 2019 corporate earnings season. Consensus estimates had come down since the beginning of the calendar year, but a significant number of companies were able to deliver positive surprises. Within the broader economic backdrop, the U.S. labor market report for March eased near-term recession concerns, as the 196,000 payroll gain came in above consensus expectations. Year-over-year wage growth of 3.3% appeared high enough to support real wage growth and, by extension, consumption, without prompting fears at the Fed of rising inflationary pressures. The first estimate of first quarter 2019 GDP annualized growth was 3.2%, a signal the U.S. economy was still growing at an above-trend rate.

For the Reporting Period overall, consumer discretionary, information technology, real estate and industrials were the best performing sectors in the S&P 500 Index. The weakest performing sectors in the S&P 500 Index were energy, health care, consumer staples and financials.

Within the U.S. equity market, all capitalization segments posted solid positive absolute returns, but on a relative basis, mid-cap stocks, as measured by the Russell Midcap® Index, performed best, followed closely by large-cap stocks, as measured by the Russell 1000® Index, and then, at some distance, by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Q	What economic and market factors most influenced energy MLPs as a whole during the Reporting Period?

A

In the first months of the Reporting Period, fears about a U.S. economic slowdown led by weakness abroad and trade tensions with China triggered a global equity market sell-off, including energy Master Limited Partnerships (“MLPs”). Brent crude oil active contracts lost 26.8% between October 31, 2018 and December 31, 2018, while economically-sensitive indices like the Dow Jones Transportation Average declined approximately 10% and the S&P 500 Index shed approximately 7.6%. As a result, Fed policy makers paused their interest rate hiking cycle and signaled monetary policy would remain accommodative and “patient” with any future interest rate increases. Risky assets subsequently rebounded from their December 2018 lows in the new calendar year, including equity markets and commodity prices. In the meantime, U.S. economic data, such as Purchasing Managers Index (“PMI”), Consumer Sentiment Index and labor market data all came in above consensus expectations. China’s PMI also reverted from contraction to expansion, suggesting its government’s stimulus measures put in place in 2018 started to channel

13

FUND RESULTS

through different economic sectors. With the relief rally at the start of 2019, Brent crude oil active contracts jumped 31.6% between January 1, 2019 and April 30, 2019. For the same time period, the Dow Jones Transportation Average rebounded approximately 18.8%, and the S&P 500 Index was up approximately 18.3%.

Overall, midstream assets operators, as measured by the Alerian U.S. Midstream Energy Index (“AMNA”), which is a broad-based composite of North American energy infrastructure companies, delivered a total return of 10.70% for the Reporting Period. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.) The energy MLP-based Alerian MLP Index (“AMZ”) posted a total return of 3.41%, and the S&P 500 Index energy sector generated a total return of 0.07% for the Reporting Period. AMNA’s outperformance of AMZ indicated, in our view, strength and investor acceptance for non-MLP structured midstream assets operators. AMNA’s and AMZ’s outperformance of pure energy companies indicated, in our opinion, that the attractive yield and improved business fundamentals for the midstream space were embraced by investors seeking income and energy commodity exposure.

Notably, during the Reporting Period, the topic of simplification — through a Limited Partnership roll up or an Incentive Distribution Rights (“IDRs”) buy in or a structural change from an MLP to a C-corp — to seek to attract a broad investor base was at the forefront of traditional MLP management decision making. (IDRs give a general partner an increasing share of a limited partnership’s incremental distributable cash flow. Used in MLPs, IDRs outline per-unit distribution increases to the limited partners. IDRs are used to align the interests of all parties in a partnership. A C-corp, or C-corporation, is a corporation in which the owners, or shareholders, are taxed separately from the entity.) As a result, there was increased merger activity between limited partners and general partners during the Reporting Period. Some of these corporate events caused heightened volatility. Some became a catalyst for superior performance, for as idiosyncratic risks increased, actively managed strategies outperformed passively managed strategies during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted solid absolute gains, it underperformed the S&P 500 Index on a relative basis for the Reporting Period.

During the Reporting Period, the Fund’s dividend-paying investments outperformed the S&P 500 ex-Energy Index, the benchmark used for the dividend-paying growers portion of the Fund. While sector allocation contributed positively, albeit modestly, to relative results, the primary driver of outperformance within this portion of the Fund was stock selection.

For the Reporting Period, the Fund’s MLP assets outperformed the Alerian MLP Index, the benchmark used for the MLP portion of the Fund. Such outperformance was driven by favorable stock selection and, to a lesser degree, by effective allocation positioning. In particular, DAC’s focus on high quality midstream assets operators contributed positively to its relative performance during the Reporting Period. On a factor level, the Fund’s MLPs had positive active exposure to growth and profitability and negative exposure to leverage, dividend yield and volatility. Such positioning proved beneficial, for as crude oil prices rebounded from their December 2018 low in the first several months of 2019, factors such as higher growth and profitability drove returns, while high leverage detracted. A position in cash within this portion of the Fund, albeit modest, detracted from relative results during this Reporting Period when the Alerian MLP Index posted solid positive returns.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The dividend-paying growers portion of the Fund does not take explicit sector bets relative to the S&P 500 ex-Energy Index but rather allocations are the result of stock selection. That said, the sectors that contributed most positively on a relative basis to the S&P 500 ex-Energy Index during the Reporting Period were information technology, financials and communication services. Partially offsetting these positive contributors were consumer staples, health care and industrials, which detracted from this portion of the Fund’s relative results.

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FUND RESULTS

Q	What were some of the Fund’s best-performing individual stocks during the Reporting Period?

A	Having no exposure to information technology giant Apple, which underperformed the S&P 500 ex-Energy Index during the Reporting Period, contributed most positively to the Fund’s relative results during the Reporting Period. Among positions held, the top individual contributors to the Fund’s relative performance during the Reporting Period were overweighted positions in semiconductor company Xilinx and entertainment company The Walt Disney Company, each of which outperformed the S&P 500 ex-Energy Index during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 ex-Energy Index during the Reporting Period were overweight positions in integrated pharmacy health care provider CVS Health and health care products developer, manufacturer and distributor Perrigo and an underweight position in software behemoth Microsoft. CVS Health and Perrigo underperformed the S&P 500 ex-Energy Index and Microsoft outperformed the S&P 500 ex-Energy Index during the Reporting Period.

Q	Which industries within the Alerian MLP Index most significantly affected Fund performance during the Reporting Period?

A	As measured by the Alerian MLP Index, the GICS sub-industries that contributed most positively on a relative basis during the Reporting Period were oil and gas storage and transportation; oil and gas equipment and services; and gas utilities. Effective security selection helped most within oil and gas storage and transportation, while both security selection and having an underweight to oil and gas equipment and services boosted relative results. The Fund had no exposure to gas utilities, which proved prudent, as the sub-industry underperformed the Alerian MLP Index during the Reporting Period.

Only two sub-industries detracted from the MLP portion of the Fund during the Reporting Period, partially offsetting these positive contributors. Weak security selection within oil and gas refining and marketing and having an overweight to coal and consumable fuels detracted. The negative impact in both cases was due primarily to the timing of the Alerian MLP Index changing its rules to no longer include the coal and consumable fuels sub-industry and also excluding one of the Fund’s holdings within the oil and gas refining and marketing sub-industry after the company changed the legal entity from a limited partnership to a limited liability company.

Q	What were some of the Fund’s best-performing MLPs and energy infrastructure securities during the Reporting Period?

A	Relative to the Alerian MLP Index, among those MLPs and energy infrastructure securities that contributed most to the Fund’s performance during the Reporting Period were Williams Cos., EQGP Holdings L.P. and Cheniere Energy Partners, L.P. Each of these holdings delivered a double-digit positive absolute return during the Reporting Period.

Q	Which MLPs and energy infrastructure securities detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those MLPs and energy infrastructure securities detracting most from the Fund’s results relative to the Alerian MLP Index were overweight positions in Targa Resources Corp., EnLink Midstream Partners, L.P. and Antero Midstream Partners, L.P., each of which posted a double-digit negative return during the Reporting Period. EnLink Midstream Partners, L.P. and Antero Midstream Partners, L.P. each merged with their general partners during the Reporting Period and then changed their underlying ticker and legal entity in the process.

Q	How did the Fund use derivatives during the Reporting Period?

A	The MLP portion of the Fund did not use derivatives during the Reporting Period. The dividend-paying equity investments portion of the Fund used equity index futures on an opportunistic basis during the Reporting Period to equitize its modest cash position. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	Did the Fund make any significant equity purchases or sales during the Reporting Period?

A	The dividend-paying growers portion of the Fund uses a systematic, rules-based approach and thus equity purchases and sales are based solely on that quantitative process.

Q	Did the Fund make any significant purchases or sales of MLPs during the Reporting Period?

A	The MLP portion of the Fund initiated a position in Oneok, Inc. (“OKE”) during the Reporting Period. OKE is a fully

15

FUND RESULTS

integrated and diversified midstream asset operator that, in our view, has a simplified organizational structure and strong cash flow to support potential dividend growth. OKE’s debt is rated investment grade, offering attractive financing to support growth projects that may create economic value for shareholders, in our opinion. At the time of purchase, we viewed OKE as undervalued and believed it had the potential to produce superior returns.

We established a Fund position in Holly Energy Partners, L.P. (“HEP”). HEP is the limited partnership of HollyFrontier Corp. HEP has grown its distribution every quarter since its Initial Public Offering in March 2014, with a rather stable rate of growth of about 6% per year. Most of HEP’s assets support crude oil transportation, terminaling, and storage for the petroleum industry. Unlike other MLPs that had strongly rebounded in the first months of 2019, HEP had not done so at the time of the Fund‘s purchase in early April 2019. However, HEP had held its value relatively well during the collapse of late 2018. We view HEP as a stable distribution payer with a straightforward business model.

Conversely, the MLP portion of the Fund eliminated its position in Summit Midstream Partners (“SMLP”) after the limited partner announced a distribution cut as well as the stepping down of its Chief Executive Officer at the end of February 2019. Based on our investment criteria, the distribution cut triggered DAC’s sell discipline. The timing of our sale proved prudent, as SMLP’s share price declined significantly since its distribution cut announcement.

We exited the MLP portion of the Fund’s position in Andeavor Logistics, L.P. (“ANDX”), as its general partner agreed to be acquired by Marathon Petroleum Corp. (“MPLX”), which already has a stand-alone MLP structure. Since then, ANDX’s distribution growth rate decelerated. Further, in our view, the opportunity for ANDX to be folded into MPLX reduced ANDX’s investment attractiveness. Thus, we sold the position in favor of what we believed were better opportunities elsewhere.

Q	Were there any notable changes in the Fund’s equity sector weightings during the Reporting Period?

A	As mentioned earlier, under the QIS team’s investment approach, the dividend-paying growers portion of the Fund does not take sector bets by design. Therefore, the dividend-paying investments portion of the Fund, using a quantitative process, strove to be similar to the S&P 500 ex-Energy Index in terms of sector allocation. We seek to provide exposure to high quality, dividend-paying growers within each sector.

Q	Were there any notable changes in the Fund’s MLP weightings during the Reporting Period?

A	During the Reporting Period, the Alerian MLP Index updated its methodology guidance and inclusion rules. As a result, the Alerian MLP Index no longer has exposure to gas utilities; oil and gas exploration and production; oil and gas equipment services; and coal and consumable fuels. The only GICS sub-industries the Alerian MLP Index has exposure to since November 30, 2018 are oil and gas storage and transportation and oil and gas refining and marketing. Given these changes, the MLP portion of the Fund had out-of-benchmark exposure to oil and gas equipment and services; oil and gas exploration and production; coal and consumable fuels and renewable electricity at the end of the Reporting Period. Based on GICS sub-industries, the MLP portion of the Fund had an underweighted allocation relative to the Alerian MLP Index in oil and gas storage and transportation and had no exposure to oil and gas refining and marketing.

At the end of the Reporting Period, the MLP portion of the Fund had its largest allocation in the oil and gas storage and transportation sub-industry, equivalent to approximately 91.6% of the Fund’s MLP assets, excluding cash.

Q	How was the dividend-paying investments portion of the Fund positioned relative to the S&P 500 ex-Energy Index at the end of the Reporting Period?

A	As mentioned earlier, it is not part of the dividend-paying investments portion of the Fund’s approach to take sector bets. Thus, at the end of April 2019, the dividend-paying investments portion of the Fund had rather neutral positions in each sector of the S&P 500 ex-Energy Index.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes in either portion of the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	The Fund seeks long-term growth of capital and current income. Within the dividend-paying growers sleeve, we maintained confidence at the end of the Reporting Period in high quality business models that have demonstrated commitment to grow their dividend in a rather stable manner.

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FUND RESULTS

As for MLPs, we believed at the end of the Reporting Period that macroeconomic conditions continued to be key. Healthy economic conditions historically support higher demand for crude oil and energy consumption. In turn, we would expect U.S. shale operators to benefit from higher production and relatively stable prices, and midstream assets operators to benefit from increased volume transportation, export, storage and other process steps through the value chain. In our view, manageable inflation and an accommodative monetary environment increases the attractiveness of higher income assets such as midstream MLPs.

On the micro level, as MLPs simplify their organizational structures and improve governance, we believe disciplined investment and sustainable distribution/dividend policies can provide much-needed confidence for other investors seeking not only attractive valuations but also exposure to a positive commodity cycle and higher or sustainable income potential. Finally, we expect mergers and acquisitions to increase among exploration and production companies, which could increase both risk and opportunity to associated MLPs, creating winners and losers along the way. We believe the MLP portion of the Fund was well positioned at the end of the Reporting Period, embracing the changes in the MLP space to diversify some of the MLP structure-related risks and to focus on those names having a broad value chain presence and those with ownership of critical assets that are hard to replicate due to regulatory constraints. In our opinion, the most important feature of the MLP portion of the Fund is its emphasis on higher quality through growth and profitability and its underweight to the leverage and high yield factors — especially in a late economic cycle environment. Over the long term, we believe this focus on high quality has produced superior relative returns compared to the Alerian MLP Index, despite near-term market volatility. As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund.

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FUND RESULTS

Index Definitions

The Alerian MLP Index (AMZ) is a widely recognized, unmanaged index that includes a composite of the 50 most prominent energy MLPs. The Index returns do not reflect the deduction of expenses, which have been deducted from net returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees.

The Alerian U.S. Midstream Energy Index (AMNA) is a broad-based composite of U.S. energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total return basis (AMNAX).

The Dow Jones Transportation Average is a price-weighted average of 20 transportation stocks traded in the U.S.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Russell 2000® Index do not include any deduction for fees, expenses or taxes.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The S&P 500 Ex-Energy is designed to provide broad market exposure except for members of the energy sector.

The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an index.

18

FUND BASICS

Rising Dividend Growth Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]

Class A	9.37%	9.76%
Class C	8.99	9.76
Institutional	9.60	9.76
Investor	9.52	9.76
Class P	9.61	9.76
Class R	9.18	9.76
Class R6	9.53	9.76

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	1.59%	5.02%	11.77%	7.58%	3/23/04
Class C	5.72	5.43	11.70	7.46	4/14/05
Institutional	7.99	6.64	12.88	7.91	3/21/07
Investor	7.67	6.48	N/A	9.11	2/27/12
Class P	N/A	N/A	N/A	6.03	4/16/18
Class R	7.28	5.96	N/A	8.57	2/27/12
Class R6	8.07	N/A	N/A	6.04	2/28/18

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Effective February 27, 2012, the Rising Dividend Growth Fund, a series of Dividend Growth Trust (the “Predecessor Fund”), was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to February 27, 2012 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Class A Shares of the Predecessor Fund was 5.75%, which is not reflected in the average annual total return figures shown. Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.10%	1.19%
Class C	1.85	1.94
Institutional	0.77	0.80
Investor	0.85	0.94
Class P	0.76	0.79
Class R	1.35	1.44
Class R6	0.76	0.79

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/19[5]

Holding	% of Net Assets	Line of Business

The Walt Disney Co.	2.7%	Entertainment
Comcast Corp. Class A	2.5	Media
Energy Transfer LP	1.8	Oil, Gas & Consumable Fuels
Enterprise Products Partners LP	1.7	Oil, Gas & Consumable Fuels
Omnicom Group, Inc.	1.7	Media
CBS Corp. Class B	1.6	Media
QUALCOMM, Inc.	1.6	Semiconductors & Semiconductor Equipment
Magellan Midstream Partners LP	1.6	Oil, Gas & Consumable Fuels
UnitedHealth Group, Inc.	1.5	Health Care Providers & Services
Danaher Corp.	1.5	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

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FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of April 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Investment Companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

21

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 37.4%
Aerospace & Defense – 0.5%
22,839	Northrop Grumman Corp.	$6,621,255
12,938	Raytheon Co.	2,297,659

		8,918,914

Banks – 3.7%
184,822	Bank of America Corp.	5,651,857
227,323	BB&T Corp.	11,638,938
82,952	Commerce Bancshares, Inc.	5,012,789
29,106	Cullen/Frost Bankers, Inc.	2,959,789
116,398	JPMorgan Chase & Co.	13,507,988
37,570	M&T Bank Corp.	6,389,530
175,922	SunTrust Banks, Inc.	11,519,373
94,240	Wells Fargo & Co.	4,562,158

		61,242,422

Biotechnology – 0.2%
45,256	Gilead Sciences, Inc.	2,943,450

Capital Markets – 0.8%
90,799	Northern Trust Corp.	8,948,242
50,060	Singapore Exchange Ltd. ADR	4,084,395

		13,032,637

Chemicals – 0.9%
53,195	DowDuPont, Inc.	2,045,348
20,363	Ecolab, Inc.	3,748,421
47,188	Linde PLC	8,506,109

		14,299,878

Commercial Services & Supplies – 0.4%
86,436	Republic Services, Inc.	7,158,629

Communications Equipment – 1.1%
336,926	Cisco Systems, Inc.	18,851,010

Construction & Engineering – 0.6%
393,279	Vinci SA ADR	9,946,026

Diversified Telecommunication Services – 0.8%
216,894	Verizon Communications, Inc.	12,404,168

Electric Utilities – 1.4%
1,457,655	Enel SpA ADR	9,183,226
74,544	Pinnacle West Capital Corp.	7,101,807
111,454	Xcel Energy, Inc.	6,297,151

		22,582,184

Electronic Equipment, Instruments & Components – 0.3%
54,504	TE Connectivity Ltd.	5,213,308

Energy Equipment & Services – 0.3%
108,770	Schlumberger Ltd.	4,642,304

Equity Real Estate Investment Trusts (REITs) – 2.6%
31,407	American Tower Corp.	6,133,787
29,147	AvalonBay Communities, Inc.	5,856,507
48,421	Camden Property Trust	4,873,573
71,827	Crown Castle International Corp.	9,034,400
152,695	Hudson Pacific Properties, Inc.	5,322,948

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
162,525	Klepierre SA	5,775,190
271,507	SITE Centers Corp.	3,594,753
48,217	Ventas, Inc.	2,946,541

		43,537,699

Food Products – 0.5%
147,395	Mondelez International, Inc. Class A	7,495,036

Health Care Equipment & Supplies – 1.4%
110,397	Abbott Laboratories	8,783,185
161,363	Medtronic PLC	14,330,648

		23,113,833

Health Care Providers & Services – 0.1%
34,689	CVS Health Corp.	1,886,388

Hotels, Restaurants & Leisure – 0.6%
53,483	McDonald’s Corp.	10,566,636

Household Durables – 0.3%
114,281	D.R. Horton, Inc.	5,063,791

Household Products – 0.6%
90,370	The Procter & Gamble Co.	9,622,597

Industrial Conglomerates – 0.7%
67,957	Honeywell International, Inc.	11,799,374

Insurance – 0.8%
70,088	Principal Financial Group, Inc.	4,006,230
32,763	RenaissanceRe Holdings Ltd.	5,090,059
32,041	The Travelers Cos., Inc.	4,605,894

		13,702,183

Interactive Media & Services(a) – 0.5%
6,885	Alphabet, Inc. Class A	8,254,840

IT Services – 0.3%
36,788	Fidelity National Information Services, Inc.	4,264,833

Machinery – 0.4%
44,521	Stanley Black & Decker, Inc.	6,526,779

Media – 0.8%
316,762	Comcast Corp. Class A	13,788,650

Metals & Mining – 0.5%
152,156	Rio Tinto PLC ADR	8,961,988

Multi-Utilities – 1.2%
85,664	Ameren Corp.	6,233,769
113,967	CMS Energy Corp.	6,330,867
61,983	Public Service Enterprise Group, Inc.	3,697,286
26,620	Sempra Energy	3,406,029

		19,667,951

Oil, Gas & Consumable Fuels – 5.1%
193,807	Antero Midstream Corp.	2,366,384

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
253,911	BP PLC ADR	$11,103,528
165,889	Chevron Corp.	19,916,633
578,871	Energy Transfer LP	8,752,530
63,859	Exxon Mobil Corp.	5,126,601
73,551	Marathon Petroleum Corp.	4,477,049
76,736	Montage Resources Corp.(a)(b)	853,304
135,600	Plains All American Pipeline LP	3,139,140
292,941	Royal Dutch Shell PLC ADR Class A	18,610,542
333,480	The Williams Cos., Inc.	9,447,488

		83,793,199

Personal Products – 0.7%
184,076	Unilever NV	11,138,439

Pharmaceuticals – 3.6%
150,636	AstraZeneca PLC ADR	5,672,952
166,887	Bristol-Myers Squibb Co.	7,748,563
157,512	Johnson & Johnson	22,240,694
89,516	Merck & Co., Inc.	7,045,804
396,806	Pfizer, Inc.	16,114,292

		58,822,305

Road & Rail – 0.6%
60,110	Union Pacific Corp.	10,641,874

Semiconductors & Semiconductor Equipment – 1.2%
144,510	Intel Corp.	7,375,790
98,267	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,306,060
71,188	Texas Instruments, Inc.	8,388,082

		20,069,932

Software – 2.0%
249,098	Microsoft Corp.	32,532,199

Technology – Software/Services – 0.0%
194,739	Aspect Software, Inc. Class B	—

Technology Hardware, Storage & Peripherals – 0.4%
36,671	Apple, Inc.	7,358,769

Tobacco – 0.5%
156,115	Altria Group, Inc.	8,481,728

Water Utilities – 0.5%
75,798	American Water Works Co., Inc.	8,200,586

Wireless Telecommunication Services – 0.5%
464,730	Vodafone Group PLC ADR	8,606,800

TOTAL COMMON STOCKS
(Cost $515,798,797)		$619,133,339

Shares	Dividend Rate	Value

Preferred Stocks(c) – 0.6%
Capital Markets(d) – 0.3%
Morgan Stanley (3M USD LIBOR + 3.708%)
183,597	6.375%	$4,969,971

Preferred Stocks(c) – (continued)
Diversified Telecommunication Services – 0.1%
Qwest Corp.
43,276	6.500%	998,377

Electric Utilities(d) – 0.0%
SCE Trust V (3M USD LIBOR + 2.990%)
12,549	5.450	294,650

Insurance(d) – 0.2%
Delphi Financial Group, Inc. (3M USD LIBOR + 3.190%)
143,849	5.874	3,222,218

TOTAL PREFERRED STOCKS
(Cost $9,038,195)		$9,485,216

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 40.8%
Advertising(c)(e) – 0.0%
Getty Images, Inc.
$250,000	9.750%	03/01/27	$253,750

Aerospace & Defense(c) – 0.3%
Arconic, Inc.
2,950,000	5.400	04/15/21	3,041,273
TransDigm, Inc.
2,750,000	6.000	07/15/22	2,784,375

			5,825,648

Agriculture(c) – 0.5%
BAT Capital Corp.
10,000,000	4.390	08/15/37	9,074,600

Airlines(e) – 0.1%
Air Canada Pass Through Trust Series 2013-1, Class B
1,847,619	5.375	11/15/22	1,887,084

Automotive – 1.5%
Adient US LLC(c)(e)
1,650,000	7.000	05/15/26	1,685,062
Delphi Technologies PLC(e)
5,000,000	5.000	10/01/25	4,585,200
Ford Motor Credit Co. LLC
2,500,000	5.875	08/02/21	2,616,700
General Motors Co.(c)
3,000,000	6.600	04/01/36	3,295,650
IHO Verwaltungs GmbH(c)(e)(f) (PIK 5.250%, Cash 4.500%)
12,000,000	4.500	09/15/23	12,090,000

			24,272,612

Banks – 3.2%
Bank of America Corp.(c)(d) (3M USD LIBOR + 3.898%)
4,000,000	6.100	12/29/49	4,285,000
Barclays PLC(c)(d) (5 Year USD Swap + 5.022%)
3,000,000	6.625	06/29/49	3,011,250
CIT Group, Inc.(c)
4,025,000	5.250	03/07/25	4,281,594
Citigroup, Inc.(c)(d) (3M USD LIBOR + 4.517%)
4,000,000	6.250	12/29/49	4,265,000

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Credit Agricole SA(c)(d)(e) (5 year USD Swap + 4.697%)
$2,500,000	6.625%	09/29/49	$2,521,875
Credit Suisse Group AG(c)(d)(e) (5 year USD Swap + 4.598%)
4,025,000	7.500	12/29/49	4,306,750
ING Groep NV(c)(d)
(5 year USD Swap + 4.445%)
4,275,000	6.000	12/29/49	4,307,062
(5 year USD Swap + 4.446%)
5,000,000	6.500	12/29/49	5,056,250
Intesa Sanpaolo SpA(e)
8,000,000	5.017	06/26/24	7,720,000
JPMorgan Chase & Co.(c)(d) (3M USD LIBOR + 3.330%)
4,000,000	6.125	12/29/49	4,243,520
Royal Bank of Scotland Group PLC
2,975,000	6.000	12/19/23	3,198,488
UBS Group Funding Switzerland AG(c)(d) (5 year USD Swap + 4.590%)
6,000,000	6.875	12/29/49	6,187,380

			53,384,169

Beverages(c) – 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(e)
3,000,000	4.700	02/01/36	3,041,640
Anheuser-Busch InBev Worldwide, Inc.
3,000,000	4.150	01/23/25	3,135,240
Keurig Dr Pepper, Inc.(e)
2,000,000	4.057	05/25/23	2,060,240

			8,237,120

Building Materials(c)(e) – 0.7%
BMC East LLC
2,750,000	5.500	10/01/24	2,763,750
Builders FirstSource, Inc.
4,000,000	5.625	09/01/24	4,010,000
Masonite International Corp.
3,000,000	5.625	03/15/23	3,075,000
Standard Industries, Inc.
1,285,000	5.000	02/15/27	1,265,725

			11,114,475

Chemicals(c) – 0.5%
Ashland LLC
3,010,000	6.875	05/15/43	3,213,175
PQ Corp.(e)
3,400,000	6.750	11/15/22	3,523,250
Valvoline, Inc.
1,950,000	5.500	07/15/24	1,998,750

			8,735,175

Commercial Services – 0.6%
Nielsen Finance LLC/Nielsen Finance Co.(c)(e)
4,000,000	5.000	04/15/22	3,975,000
Prime Security Services Borrower LLC/Prime Finance, Inc.(e)
1,750,000	5.250	04/15/24	1,754,375
Refinitiv US Holdings, Inc.(c)(e)
3,000,000	8.250	11/15/26	3,037,500

Corporate Obligations – (continued)
Commercial Services – (continued)
The Hertz Corp.(c)(e)
900,000	7.625	06/01/22	928,125
United Rentals North America, Inc.(c)
1,000,000	5.875	09/15/26	1,045,000

			10,740,000

Computers(c) – 1.0%
Banff Merger Sub, Inc.(e)
4,000,000	9.750	09/01/26	4,010,000
Dell International LLC/EMC Corp.(e)
5,000,000	8.100	07/15/36	6,023,500
Hewlett Packard Enterprise Co.
3,000,000	6.200	10/15/35	3,252,600
Western Digital Corp.
3,000,000	4.750	02/15/26	2,891,250

			16,177,350

Diversified Financial Services – 3.0%
Ally Financial, Inc.
4,000,000	8.000	11/01/31	5,130,000
CoBank ACB(c)(d) (3M USD LIBOR + 4.660%)
5,350,000	6.250	12/29/49	5,601,289
Curo Group Holdings Corp.(c)(e)
5,000,000	8.250	09/01/25	4,400,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(c)
4,000,000	6.250	02/01/22	4,110,000
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(c)(e)
2,500,000	5.875	08/01/21	2,543,750
4,000,000	5.250	03/15/22	4,095,000
Nationstar Mortgage Holdings, Inc.(c)(e)
3,050,000	8.125	07/15/23	3,072,875
Nationstar Mortgage LLC/Nationstar Capital Corp.(c)
6,000,000	6.500	07/01/21	6,000,000
Navient Corp.
5,000,000	5.875	03/25/21	5,168,750
3,000,000	5.500	01/25/23	3,056,250
Quicken Loans, Inc.(c)(e)
2,000,000	5.750	05/01/25	2,031,710
Springleaf Finance Corp.
3,500,000	7.125	03/15/26	3,749,375

			48,958,999

Electrical(c)(e) – 0.5%
Calpine Corp.
2,000,000	6.000	01/15/22	2,020,000
3,000,000	5.875	01/15/24	3,067,500
Electricite de France SA(d) (10 year USD Swap + 3.709%)
2,500,000	5.250	01/29/49	2,534,375

			7,621,875

Entertainment(c)(e) – 0.4%
Scientific Games International, Inc.
1,000,000	5.000	10/15/25	992,500
1,350,000	8.250	03/15/26	1,390,500
WMG Acquisition Corp.
3,795,000	5.625	04/15/22	3,851,925

			6,234,925

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Environmental(c)(e) – 0.1%
	GFL Environmental, Inc.
	$1,430,000	8.500%		05/01/27	$1,487,200

Food & Drug Retailing(c) – 0.6%
	B&G Foods, Inc.
	4,020,000	5.250		04/01/25	3,949,650
	Post Holdings, Inc.(e)
	6,000,000	5.500		03/01/25	6,120,000

					10,069,650

Gas(c) – 0.3%
	AmeriGas Partners LP/AmeriGas Finance Corp.
	4,125,000	5.875		08/20/26	4,300,313

Health Care Products(c) – 0.1%
	Becton Dickinson & Co.
	2,000,000	2.894		06/06/22	1,993,880

Healthcare Providers & Services – 2.3%
	CHS/Community Health Systems, Inc.(c)
	3,000,000	6.250		03/31/23	2,925,000
	DaVita, Inc.(c)
	8,000,000	5.000		05/01/25	7,820,000
	HCA, Inc.
	3,000,000	4.750		05/01/23	3,134,370
	12,000,000	5.000		03/15/24	12,720,000
	6,000,000	5.875	(c)	02/15/26	6,450,000
	Tenet Healthcare Corp.
	3,000,000	8.125		04/01/22	3,210,000
	2,000,000	6.250	(c)(e)	02/01/27	2,085,000

					38,344,370

Home Builders – 0.4%
	PulteGroup, Inc.
	3,000,000	7.875		06/15/32	3,480,000
	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
	3,000,000	4.375		06/15/19	3,000,000

					6,480,000

Household Products(c) – 0.2%
	Spectrum Brands, Inc.
	3,500,000	6.625		11/15/22	3,578,750

Insurance – 0.2%
	Fidelity & Guaranty Life Holdings, Inc.(c)(e)
	2,850,000	5.500		05/01/25	2,878,500
	Transatlantic Holdings, Inc.
	75,000	8.000		11/30/39	102,140

					2,980,640

Internet – 0.7%
	Netflix, Inc.
	3,000,000	5.875		02/15/25	3,236,250
	Symantec Corp.(c)(e)
	4,000,000	5.000		04/15/25	4,072,684
	VeriSign, Inc.(c)
	4,000,000	5.250		04/01/25	4,245,000

					11,553,934

Corporate Obligations – (continued)
Iron/Steel(c) – 0.2%
	Cleveland-Cliffs, Inc.
	4,000,000	5.750		03/01/25	3,970,000

Lodging – 0.5%
	MGM Resorts International
	8,000,000	6.750		10/01/20	8,380,000

Media – 5.8%
	Altice Financing SA(c)(e)
	6,000,000	6.625		02/15/23	6,150,000
	Altice Finco SA(c)(e)
	2,000,000	8.125		01/15/24	2,055,000
	CCO Holdings LLC/CCO Holdings Capital Corp.(c)(e)
	3,000,000	5.875		05/01/27	3,123,750
	Charter Communications Operating LLC/Charter Communications Operating Capital(c)
	12,000,000	6.384		10/23/35	13,563,840
	Clear Channel Worldwide Holdings, Inc.(c)
	4,000,000	6.500		11/15/22	4,090,000
	450,000	9.250	(e)	02/15/24	484,313
	CSC Holdings LLC(c)(e)
	5,450,000	5.500		05/15/26	5,606,687
	DISH DBS Corp.
	8,000,000	5.875		07/15/22	7,800,000
	Entercom Media Corp.(c)(e)
	2,300,000	7.250		11/01/24	2,374,750
	2,150,000	6.500		05/01/27	2,193,000
	Gray Television, Inc.(c)(e)
	2,125,000	7.000		05/15/27	2,295,000
	Meredith Corp.(c)
	10,000	6.875		02/01/26	10,425
	Sirius XM Radio, Inc.(c)(e)
	12,000,000	6.000		07/15/24	12,405,000
	Univision Communications, Inc.(c)(e)
	6,925,000	5.125		05/15/23	6,682,625
	UPCB Finance IV Ltd.(c)(e)
	8,000,000	5.375		01/15/25	8,160,000
	Videotron Ltd.(c)(e)
	10,000,000	5.375		06/15/24	10,512,500
	Virgin Media Secured Finance PLC(c)
GBP	4,000,000	4.875		01/15/27	5,273,012
	Ziggo Bond Co. B.V.(c)(e)
	3,000,000	5.875		01/15/25	2,988,750

					95,768,652

Mining – 0.5%
	First Quantum Minerals Ltd.(c)(e)
	4,000,000	7.250		04/01/23	3,945,000
	Freeport-McMoRan, Inc.(c)
	2,000,000	5.400		11/14/34	1,880,000
	Glencore Finance Canada Ltd.(e)
	3,000,000	5.550		10/25/42	2,942,820

					8,767,820

Miscellaneous Manufacturing – 0.1%
	General Electric Co.
	2,000,000	6.000		08/07/19	2,016,400

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – 2.5%
Antero Resources Corp.(c)
$5,000,000	5.125%		12/01/22	$5,018,750
3,000,000	5.625		06/01/23	3,030,000
Chesapeake Energy Corp.
3,000,000	8.000	(c)	01/15/25	3,022,500
2,000,000	5.500		09/15/26	1,819,696
Ensign Drilling, Inc.(c)(e)
1,400,000	9.250		04/15/24	1,400,000
Gulfport Energy Corp.(c)
3,200,000	6.375		01/15/26	2,752,000
Halcon Resources Corp.(c)
3,089,000	6.750		02/15/25	1,969,238
Laredo Petroleum, Inc.(c)
4,000,000	5.625		01/15/22	3,760,000
Matador Resources Co.(c)
3,000,000	5.875		09/15/26	3,015,000
MEG Energy Corp.(c)(e)
3,000,000	6.375		01/30/23	2,835,000
Nexen, Inc.
5,000	6.400		05/15/37	6,343
50,000	7.500		07/30/39	71,685
Nine Energy Service, Inc.(c)(e)
1,450,000	8.750		11/01/23	1,497,125
Noble Holding International Ltd.(c)
840,000	7.750		01/15/24	762,300
1,975,000	7.875	(e)	02/01/26	1,910,813
Range Resources Corp.(c)
4,000,000	5.875		07/01/22	4,040,000
Transocean, Inc.(c)(e)
3,000,000	9.000		07/15/23	3,210,000
Whiting Petroleum Corp.
1,000,000	1.250		04/01/20	970,648

				41,091,098

Packaging(c)(e) – 0.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
6,000,000	6.000		02/15/25	6,045,000
Sealed Air Corp.
2,000,000	5.250		04/01/23	2,080,000

				8,125,000

Pharmaceuticals(c) – 0.8%
Bausch Health Cos., Inc.(e)
4,000,000	9.000		12/15/25	4,430,000
Endo Dac/Endo Finance LLC/Endo Finco, Inc.(e)
6,545,000	6.000		07/15/23	5,334,175
Mylan NV
3,000,000	3.950		06/15/26	2,888,700
Vizient, Inc.(e)
580,000	6.250		05/15/27	600,300

				13,253,175

Pipelines – 2.8%
DCP Midstream Operating LP(e)
4,000,000	6.750		09/15/37	4,170,000
Energy Transfer Operating LP
4,000,000	4.250	(c)	03/15/23	4,100,588
2,985,000	6.625		10/15/36	3,356,812

Corporate Obligations – (continued)
Pipelines – (continued)
Enterprise Products Operating LLC(c)(d) (3M USD LIBOR + 2.778%)
1,000,000	5.404		06/01/67	931,500
Genesis Energy LP/Genesis Energy Finance Corp.(c)
6,000,000	6.000		05/15/23	6,060,000
Kinder Morgan Energy Partners LP
7,000,000	7.300		08/15/33	8,817,480
NGPL PipeCo LLC(c)(e)
1,315,000	4.375		08/15/22	1,347,875
Plains All American Pipeline LP/PAA Finance Corp.(c)
3,000,000	3.600		11/01/24	2,992,560
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(c)
5,000,000	5.125		02/01/25	5,112,500
The Williams Cos., Inc.
7,000,000	7.500		01/15/31	8,809,402

				45,698,717

Real Estate Investment Trust – 2.5%
American Tower Corp.
2,250,000	5.000		02/15/24	2,426,715
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL(c)(e)
600,000	5.750		05/15/26	610,397
Crown Castle International Corp.
2,250,000	5.250		01/15/23	2,414,905
Equinix, Inc.(c)
3,000,000	5.375		04/01/23	3,060,000
8,000,000	5.750		01/01/25	8,300,000
MPT Operating Partnership LP/MPT Finance Corp.(c)
4,000,000	6.375		03/01/24	4,210,840
3,000,000	5.000		10/15/27	3,008,010
Realogy Group LLC/Realogy Co-Issuer Corp.(c)(e)
350,000	4.875		06/01/23	333,375
1,950,000	9.375		04/01/27	2,025,562
SBA Communications Corp.(c)
15,016,000	4.875		07/15/22	15,203,700

				41,593,504

Retailing – 0.5%
1011778 BC ULC/New Red Finance, Inc.(c)(e)
3,000,000	5.000		10/15/25	2,977,500
JC Penney Corp., Inc.
850,000	8.625	(c)(e)	03/15/25	527,000
6,000,000	7.400	(g)	04/01/37	2,475,000
L Brands, Inc.
3,000,000	6.875		11/01/35	2,662,500
Suburban Propane Partners LP/Suburban Energy Finance Corp.(c)
550,000	5.500		06/01/24	547,250

				9,189,250

Semiconductors – 0.5%
Amkor Technology, Inc.(c)(e)
850,000	6.625		09/15/27	868,063
Broadcom Corp./Broadcom Cayman Finance Ltd.
2,000,000	2.375		01/15/20	1,991,140

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Semiconductors – (continued)
Microchip Technology, Inc.(e)
$2,000,000	3.922%	06/01/21	$2,027,750
NXP B.V./NXP Funding LLC(e)
3,000,000	4.125	06/01/21	3,059,880

			7,946,833

Software(c) – 0.4%
First Data Corp.(e)
3,000,000	5.750	01/15/24	3,082,500
Nuance Communications, Inc.
3,000,000	5.625	12/15/26	3,075,000

			6,157,500

Telecommunication Services – 5.4%
Altice France SA(c)(e)
5,000,000	7.375	05/01/26	5,056,250
AT&T, Inc.(c)
3,000,000	5.250	03/01/37	3,215,730
CenturyLink, Inc.
5,000,000	6.450	06/15/21	5,206,250
CommScope, Inc.(c)(e)
1,100,000	6.000	03/01/26	1,164,625
250,000	8.250	03/01/27	270,000
Digicel Group One Ltd.(c)(e)
1,955,000	8.250	12/30/22	1,287,368
Digicel Group Two Ltd.(c)(e)
1,845,000	8.250	09/30/22	713,766
Frontier Communications Corp.(c)
6,000,000	11.000	09/15/25	3,885,000
2,050,000	8.500 (e)	04/01/26	1,932,125
Intelsat Jackson Holdings SA(c)(e)
8,000,000	8.000	02/15/24	8,350,000
3,000,000	8.500	10/15/24	2,970,000
Nokia of America Corp.
3,000,000	6.450	03/15/29	2,940,000
SoftBank Group Corp.(c)
7,000,000	6.125	04/20/25	7,314,860
Sprint Corp.
12,889,000	7.875	09/15/23	13,404,560
T-Mobile USA, Inc.(c)
3,000,000	4.000	04/15/22	3,037,500
6,000,000	6.500	01/15/26	6,412,500
Telecom Italia Capital SA
4,000,000	7.721	06/04/38	4,180,000
Telecom Italia SpA(e)
5,000,000	5.303	05/30/24	5,000,000
Verizon Communications, Inc.
3,000,000	5.250	03/16/37	3,408,210
Wind Tre SpA(c)(e)
9,985,000	5.000	01/20/26	9,148,756

			88,897,500

Trucking & Leasing(c)(e) – 0.1%
Park Aerospace Holdings Ltd.
2,235,000	5.250	08/15/22	2,324,400

TOTAL CORPORATE OBLIGATIONS
(Cost $667,496,036)			$676,486,368

Mortgage-Backed Obligations(d) – 0.0%
Collateralized Mortgage Obligations – 0.0%
Interest Only(h) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(i) (1 Year CMT + 2.912%)
$2,738	0.000%	08/25/33	$—
CS First Boston Mortgage-Backed Pass-Through Certificates Series 2003-AR18, Class 2X(i) (1 Year CMT + 2.999%)
7,779	0.000	07/25/33	—
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX (6M USD LIBOR + 3.592%)
17,867	0.123	08/25/33	89
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX (6M USD LIBOR + 3.176%)
2,750	0.320	07/25/33	30

			119

Sequential Floating Rate – 0.0%
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1 (1M LIBOR + 0.300%)
82,926	3.086	08/25/35	81,104
JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1 (1M LIBOR + 0.520%)
55,006	3.006	01/25/36	54,506
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR3, Class A1 (1M LIBOR + 0.190%)
258,350	2.676	07/25/47	238,370

			373,980

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $222,550)			$374,099

Bank Loans(j) – 10.1%
Aerospace(d) – 0.3%
TransDigm, Inc. (1M LIBOR + 2.500%)
$4,304,804	4.983%	06/09/23	$4,288,402

Chemicals – 0.3%
Momentive Performance Materials, Inc.(k)
2,150,000	3.250	04/16/24	2,152,688
Starfruit Finco B.V.(d) (1M LIBOR + 3.250%)
3,000,000	5.729	10/01/25	2,986,890

			5,139,578

Computers(d) – 0.2%
Dell International LLC (1M LIBOR + 1.750%)
2,578,030	4.240	09/07/21	2,573,879

Diversified Financial Services(d) – 0.1%
Fortress Investment Group LLC (1M LIBOR + 2.000%)
1,999,092	4.483	12/27/22	2,006,169

Entertainment(d) – 0.2%
AMC Entertainment Holdings, Inc. (3M LIBOR + 2.250%)
2,850,000	6.750	04/22/26	2,857,125

Environmental(d) – 0.2%
Advanced Disposal Services, Inc. (1W LIBOR + 2.250%)
1,989,218	4.681	11/10/23	1,992,361

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(j) – (continued)
Environmental(d) – (continued)
EnergySolutions LLC (3M LIBOR + 3.750%)
$1,992,475	6.351%	05/09/25	$1,872,927

			3,865,288

Food & Beverages(d) – 0.6%
Chobani LLC/Chobani Finance Corp., Inc. (1M LIBOR + 3.500%)
2,977,175	5.983	10/10/23	2,936,239
Shearer’s Foods, Inc. (1M LIBOR + 4.250%)
2,498,096	6.733	06/30/21	2,493,924
US Foods, Inc. (1M LIBOR + 2.000%)
4,095,592	4.483	06/27/23	4,083,510

			9,513,673

Food & Drug Retailers(k) – 0.1%
Albertsons LLC
2,000,000	3.750	11/17/25	2,001,260

Health Care – Services(d) – 0.7%
Change Healthcare Holdings LLC (1M LIBOR + 2.750%)
1,989,637	5.233	03/01/24	1,988,563
MPH Acquisition Holdings LLC (3M LIBOR + 2.750%)
1,928,826	5.351	06/07/23	1,908,669
Sotera Health Holdings LLC (1M LIBOR + 3.000%)
1,994,911	5.483	05/15/22	1,977,456
U.S. Renal Care, Inc. (3M LIBOR + 4.250%)
4,039,313	6.851	12/30/22	4,041,857
Verscend Holding Corp. (1M LIBOR + 4.500%)
1,393,000	6.983	08/27/25	1,399,965

			11,316,510

Home Construction(d) – 0.1%
Brookfield Residential Properties, Inc. (1M LIBOR + 2.250%)
2,037,890	4.729	08/28/23	1,978,037

Insurance(d) – 0.1%
USI, Inc. (3M LIBOR + 3.000%)
997,468	5.601	05/16/24	986,995

Media – Broadcasting & Radio(d) – 0.1%
Getty Images, Inc. (1M LIBOR + 4.500%)
1,995,000	7.000	02/19/26	1,986,282

Media – Cable(d) – 0.3%
CSC Holdings LLC
(1M LIBOR + 2.250%)
1,720,359	4.723	07/17/25	1,711,517
(1M LIBOR + 2.500%)
3,811,500	4.973	01/25/26	3,803,572

			5,515,089

Metals & Mining(d) – 0.2%
Aleris International, Inc. (1M LIBOR + 4.750%)
3,970,000	7.233	02/27/23	3,976,630

Noncaptive – Financial(d) – 0.2%
Avolon TLB Borrower 1 (US) LLC (1M LIBOR + 2.000%)
3,834,466	4.487	01/15/25	3,832,203

Oil Field Services(d) – 0.0%
MEG Energy Corp. (1M LIBOR + 3.500%)
512,277	5.990	12/31/23	511,852

Bank Loans(j) – (continued)
Packaging(d) – 0.2%
BWAY Holding Co. (3M LIBOR + 3.250%)
909,810	5.854	04/03/24	897,728
Reynolds Group Holdings, Inc. (1M LIBOR + 2.750%)
2,984,732	5.233	02/05/23	2,988,552

			3,886,280

Pharmaceuticals(d) – 0.5%
Alphabet Holding Co., Inc. (1M LIBOR + 7.750%)
5,000,000	10.233	09/26/25	4,100,000
Valeant Pharmaceuticals International, Inc. (1M LIBOR + 3.000%)
4,765,800	5.474	06/02/25	4,784,673

			8,884,673

Restaurants(d) – 0.3%
1011778 B.C. Unlimited Liability Co. (1M LIBOR + 2.250%)
4,256,931	4.733	02/16/24	4,242,755

Retailers(k) – 0.1%
Staples, Inc.
1,600,000	5.000	04/09/26	1,579,200

Services Cyclical – Business Services – 0.9%
EVO Payments International LLC(d) (1M LIBOR + 3.250%)
2,984,925	5.730	12/22/23	2,987,402
Global Payments, Inc.(d) (1M LIBOR + 1.750%)
1,993,064	4.233	04/21/23	1,989,955
Sabre GLBL, Inc.(d) (1M LIBOR + 2.000%)
3,661,051	4.483	02/22/24	3,652,557
Travelport Finance S.a.r.l.(k)
3,100,000	5.000	03/13/26	3,027,677
Worldpay LLC(d) (1M LIBOR + 1.500%)
2,985,801	3.973	01/16/23	2,984,189

			14,641,780

Services Cyclical – Consumer Services(d) – 0.2%
Asurion LLC (1M LIBOR + 3.000%)
3,717,335	5.483	08/04/22	3,728,970

Technology – Software/Services – 3.4%
Ancestry.com Operations, Inc.(d) (1M LIBOR + 3.250%)
5,154,250	5.740	10/19/23	5,156,827
Aspect Software, Inc.(d) (3M LIBOR + 5.000%)
4,755,584	7.738	01/15/24	3,930,490
Avast Software B.V.(d) (3M LIBOR + 2.250%)
799,244	4.851	09/30/23	802,241
BMC Software Finance, Inc.(d) (1M LIBOR + 3.250%)
4,999,275	6.851	10/02/25	4,966,430
Ceridian HCM Holding, Inc.(d) (1M LIBOR + 3.250%)
2,985,000	5.502	04/30/25	2,999,925
DigiCert, Inc.(d) (1M LIBOR + 4.000%)
1,990,000	6.483	10/31/24	1,991,652
Financial & Risk US Holdings, Inc.(d) (1M LIBOR + 3.750%)
4,139,625	6.233	10/01/25	4,093,054
First Data Corp.(d) (1M LIBOR + 2.000%)
7,149,830	4.481	07/08/22	7,149,401
Infor (US), Inc.(d) (1M LIBOR + 2.750%)
4,136,069	5.233	02/01/22	4,136,814

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(j) – (continued)
Technology – Software/Services – (continued)
Ion Trading Technologies S.a.r.l.(d) (3M LIBOR + 4.000%)
$2,000,000	6.651%	11/21/24	$1,952,180
MA FinanceCo. LLC(d) (1M LIBOR + 2.250%)
5,302,166	4.733	11/19/21	5,265,741
Micron Technology, Inc.(d) (1M LIBOR + 1.750%)
3,209,250	4.240	04/26/22	3,211,657
SS&C Technologies Holdings Europe S.a.r.l.(d) (1M LIBOR + 2.250%)
1,448,058	4.733	04/16/25	1,448,247
SS&C Technologies, Inc.(d) (1M LIBOR + 2.250%)
2,025,745	4.733	04/16/25	2,026,008
The Dun & Bradstreet Corp.(d) (1M LIBOR + 5.000%)
3,100,000	7.479	02/01/26	3,121,328
The Ultimate Software Group, Inc.(k)
1,650,000	3.750	03/15/26	1,660,725
TIBCO Software, Inc.(d) (1M LIBOR + 3.500%)
1,994,898	5.990	12/04/20	1,994,399

			55,907,119

Telecommunication Services(d) – 0.2%
Level 3 Financing, Inc. (1M LIBOR + 2.250%)
3,000,000	4.733	02/22/24	3,000,750

Trading Companies & Distributors(d) – 0.1%
Core & Main LP (3M LIBOR + 3.000%)
1,994,949	5.626	08/01/24	1,996,206

Wireless Telecommunications(d) – 0.2%
Intelsat Jackson Holdings SA (1M LIBOR + 3.750%)
3,000,000	6.229	11/27/23	2,994,750

Wirelines Telecommunications(k) – 0.3%
Consolidated Communications, Inc.
4,912,469	4.000	10/04/23	4,827,189

TOTAL BANK LOANS
(Cost $168,352,760)			$168,038,644

Shares	Description		Value

U.S. Treasury Obligation(l) – 0.1%
United States Treasury Note
1,730,000	1.875%	12/15/20	$1,718,211
(Cost $1,726,872)

Shares	Dividend Rate	Value

Investment Companies(m) – 9.0%
Goldman Sachs Emerging Markets Debt Fund – Class R6
1,121,989	4.483%	$13,620,945
Goldman Sachs Emerging Markets Equity Fund – Class R6
2,489	0.707	53,578
Goldman Sachs Financial Square Government Fund – Class R6
20,853,804	2.464	20,853,804
Goldman Sachs Financial Square Government Fund – Institutional Shares
88,164,662	2.464	88,164,662

Investment Companies(m) – (continued)
Goldman Sachs High Yield Fund – Class R6
8,101	5.871	51,928
Goldman Sachs Local Emerging Markets Debt Fund – Class R6
4,483,001	4.918	25,642,765

TOTAL INVESTMENT COMPANIES
(Cost $148,360,859)		$148,387,682

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,510,996,069)		$1,623,623,559

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(i) – 0.3%
Commercial Paper – 0.3%
General Electric Co.
$2,000,000	0.000%	06/03/19	$1,994,891
VW Credit, Inc.(e)
1,750,000	0.000	07/08/19	1,740,695
1,750,000	0.000	12/06/19	1,717,831

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,449,671)			$5,453,417

TOTAL INVESTMENTS – 98.3%
(Cost $1,516,445,740)			$1,629,076,976

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value

Reverse Repurchase Agreements(n) – (0.2)%
Nomura Reverse Repurchase Agreement
$(2,958,750)	0.001%	01/28/20	$(2,958,750)
(Cost $(2,958,750))

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 1.9%			30,643,145

NET ASSETS – 100.0%			$1,656,761,371

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security is currently in default and/or non-income producing.

(b)

Restricted securities are not registered under the Securities

Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $853,304, which represents approximately 0.1% of net assets as of April 30, 2019. See additional details below:

Restricted Security	Acquisition Date	Cost
Montage Resources Corp.	05/06/16 – 08/18/16	$2,595,051
(Common Stock)

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on April 30, 2019.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)	Pay-in-kind securities.

(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on April 30, 2019.

(h)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on April 30, 2019. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(k)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(l)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(m)	Represents an affiliated issuer/fund.

(n)	Reverse repurchase agreements are entered on a rolling day-to-day basis with no final maturity; both parties to the agreement have the right to terminate the contract on any date.

Currency Abbreviations:
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
CMT	—Constant Maturity Treasury Indexes
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	4,701,186	GBP	3,577,443	07/08/19	$19,189

FUTURES CONTRACTS — At April 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	450	06/21/19	$66,341,250	$4,035,737
Ultra Long U.S. Treasury Bonds	319	06/19/19	52,405,719	720,188
Ultra 10 Year U.S. Treasury Notes	163	06/19/19	21,480,344	248,342
2 Year U.S. Treasury Notes	195	06/28/19	41,536,523	132,355
10 Year U.S. Treasury Notes	73	06/19/19	9,028,047	5,349

Total				$5,141,971
Short position contracts:
U.S. Long Bonds	(45)	06/19/19	(6,636,094)	(78,014)
5 Year U.S. Treasury Notes	(19)	06/28/19	(2,197,172)	(776)
Total				$(78,790)

TOTAL FUTURES CONTRACTS				$5,063,181

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At April 30, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M LIBOR(a)	3.000%(b)	06/19/39	$10,890	(c)	$570,370	$498,382	$71,988
3M LIBOR(a)	3.000(b)	06/19/29	140,790	(c)	6,374,549	5,589,335	785,214
3M LIBOR(a)	3.000(b)	06/19/26	4,400	(c)	175,346	147,087	28,259
3M LIBOR(a)	3.000(b)	06/19/24	141,510	(c)	4,555,589	3,952,951	602,638
3M LIBOR(a)	3.000(b)	06/19/22	4,860	(c)	98,825	79,237	19,588
3M LIBOR(a)	3.000(b)	06/19/21	10,420	(c)	132,510	110,676	21,834

TOTAL					$11,907,189	$10,377,668	$1,529,521

(a)	Payments made quarterly.
(b)	Payments made semi-annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to April 30, 2019.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Counterparty	Termination Date(b)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*

MSCBCSSB Index(c)	0.200%	MS & Co. Int. PLC	09/10/19	$32,411	$(511,814)
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made quarterly.
(b)	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(c)	The components are shown below.

A basket (MSCBCSSB) of equity index options

Description	Strike Price	Expiration Date	Contracts	Value	Weight
Put - S&P 500 Index	$2,890	05/31/2019	2,773	$(54,217)	10.59%
Call - S&P 500 Index	2,985	05/31/2019	3,544	(54,217)	10.59
Call - S&P 500 Index	2,925	05/03/2019	948	(24,468)	4.78
Put - S&P 500 Index	2,830	05/03/2019	40,780	(24,468)	4.78
Call - S&P 500 Index	2,930	05/10/2019	839	(24,406)	4.77
Put - S&P 500 Index	2,840	05/10/2019	6,973	(24,406)	4.77
Call - S&P 500 Index	2,940	05/17/2019	858	(24,285)	4.74
Put - S&P 500 Index	2,850	05/17/2019	3,217	(24,285)	4.74
Put - S&P 500 Index	2,875	05/24/2019	1,742	(24,034)	4.70
Call - S&P 500 Index	2,970	05/24/2019	1,350	(24,034)	4.70
Put - Euro Stoxx 50 Index	3,200	05/17/2019	12,781	(21,727)	4.25
Call - Euro Stoxx 50 Index	3,375	05/17/2019	192	(21,727)	4.25
Put - S&P 500 Index	2,730	05/31/2019	3,694	(21,609)	4.22
Call - S&P 500 Index	2,895	05/31/2019	306	(21,609)	4.22
Put - S&P 500 Index	2,870	06/28/2019	655	(20,371)	3.98
Call - S&P 500 Index	3,010	06/28/2019	945	(20,371)	3.98
Call - Euro Stoxx 50 Index	3,500	06/21/2019	534	(20,333)	3.97
Put - Euro Stoxx 50 Index	3,325	06/21/2019	797	(20,333)	3.97
Put - Euro Stoxx 50 Index	3,350	05/10/2019	2,252	(5,179)	1.01
Call - Euro Stoxx 50 Index	3,450	05/10/2019	105	(5,179)	1.01
Put - Euro Stoxx 50 Index	3,375	05/03/2019	7,374	(5,162)	1.01
Call - Euro Stoxx 50 Index	3,475	05/03/2019	155	(5,162)	1.01

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

A basket (MSCBCSSB) of equity index options (continued)

Description	Strike Price	Expiration Date	Contracts	Value	Weight
Put - Euro Stoxx 50 Index	$3,400	05/17/2019	460	$(5,060)	0.99%
Call - Euro Stoxx 50 Index	3,500	05/17/2019	231	(5,060)	0.99
Put - Euro Stoxx 50 Index	3,400	05/24/2019	269	(5,056)	0.99
Call - Euro Stoxx 50 Index	3,500	05/24/2019	215	(5,056)	0.99

WRITTEN OPTIONS CONTRACTS — At April 30, 2019, the Fund had the following written options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls

SPX Index	UBS AG (London)	$2,928.270	05/17/2019	(22,892)	$(22,892)	$(825,287)	$(457,533)	$(367,754)

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SPX Index	—S&P 500 Index

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 97.3%
Air Freight & Logistics – 1.0%
45,915	FedEx Corp.	$8,699,056

Automobiles – 0.3%
45,460	Thor Industries, Inc.	2,994,450

Banks – 0.4%
103,165	Bank OZK	3,368,337

Building Products – 1.2%
94,295	A.O. Smith Corp.	4,957,088
19,680	Lennox International, Inc.	5,342,136

		10,299,224

Capital Markets – 5.2%
47,300	Ameriprise Financial, Inc.	6,942,221
19,980	BlackRock, Inc.	9,695,095
33,607	Evercore, Inc. Class A	3,274,330
20,320	FactSet Research Systems, Inc.	5,605,678
40,990	Moody’s Corp.	8,059,454
85,980	SEI Investments Co.	4,681,611
68,614	T. Rowe Price Group, Inc.	7,376,005

		45,634,394

Chemicals – 1.9%
37,735	Ecolab, Inc.	6,946,259
6,755	NewMarket Corp.	2,834,263
15,117	The Sherwin-Williams Co.	6,875,665

		16,656,187

Commercial Services & Supplies – 0.6%
142,145	Rollins, Inc.	5,496,747

Consumer Finance – 0.9%
95,894	Discover Financial Services	7,814,402

Electric Utilities – 1.1%
49,995	NextEra Energy, Inc.	9,721,028

Electrical Equipment – 0.8%
37,965	Rockwell Automation, Inc.	6,860,655

Electronic Equipment, Instruments & Components – 3.2%
79,160	Amphenol Corp. Class A	7,881,170
228,105	Corning, Inc.	7,265,144
90,582	National Instruments Corp.	4,266,412
91,873	TE Connectivity Ltd.	8,787,653

		28,200,379

Energy Equipment & Services – 0.5%
247,000	USA Compression Partners LP	4,184,180

Entertainment – 2.7%
175,585	The Walt Disney Co.	24,049,877

Equity Real Estate Investment Trusts (REITs) – 2.5%
51,040	Digital Realty Trust, Inc.	6,007,918
40,780	Equity LifeStyle Properties, Inc.	4,759,026
49,150	Extra Space Storage, Inc.	5,096,364
29,575	Public Storage	6,541,398

		22,404,706

Common Stocks – (continued)
Food & Staples Retailing – 3.2%
26,895	Casey’s General Stores, Inc.	3,559,553
37,720	Costco Wholesale Corp.	9,261,392
282,040	The Kroger Co.	7,270,991
145,320	Walgreens Boots Alliance, Inc.	7,784,793

		27,876,729

Food Products – 1.5%
169,840	Hormel Foods Corp.	6,783,409
43,640	Ingredion, Inc.	4,134,890
17,065	J&J Snack Foods Corp.	2,682,277

		13,600,576

Health Care Equipment & Supplies – 3.0%
100,845	Danaher Corp.	13,355,912
67,255	Stryker Corp.	12,705,142

		26,061,054

Health Care Providers & Services – 8.3%
116,255	AmerisourceBergen Corp.	8,691,224
191,045	Cardinal Health, Inc.	9,305,802
16,255	Chemed Corp.	5,311,809
243,801	CVS Health Corp.	13,257,898
90,570	McKesson Corp.	10,800,473
92,780	Quest Diagnostics, Inc.	8,942,136
72,931	The Ensign Group, Inc.	3,757,405
57,665	UnitedHealth Group, Inc.	13,439,982

		73,506,729

Hotels, Restaurants & Leisure – 1.9%
51,075	Brinker International, Inc.	2,184,478
54,543	Darden Restaurants, Inc.	6,414,257
80,730	Yum! Brands, Inc.	8,427,404

		17,026,139

Independent Power and Renewable Electricity Producers – 0.2%
40,200	NextEra Energy Partners LP	1,850,406

Industrial Conglomerates – 0.9%
43,675	3M Co.	8,276,849

Insurance – 5.0%
77,355	American Equity Investment Life Holding Co.	2,275,011
50,204	American Financial Group, Inc.	5,197,620
45,840	Aon PLC	8,257,618
39,827	Assurant, Inc.	3,783,565
118,820	Principal Financial Group, Inc.	6,791,751
81,375	Prudential Financial, Inc.	8,602,151
33,550	Reinsurance Group of America, Inc.	5,083,160
31,095	The Hanover Insurance Group, Inc.	3,750,368

		43,741,244

IT Services – 7.7%
60,182	Accenture PLC Class A	10,993,446
54,162	Broadridge Financial Solutions, Inc.	6,398,157
72,795	Fidelity National Information Services, Inc.	8,439,124

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)
68,570	International Business Machines Corp.	$9,618,314
39,580	Jack Henry & Associates, Inc.	5,899,795
42,590	Mastercard, Inc. Class A	10,828,082
259,440	The Western Union Co.	5,043,514
64,450	Visa, Inc. Class A	10,597,513

		67,817,945

Leisure Products – 1.2%
67,235	Hasbro, Inc.	6,848,557
42,999	Polaris Industries, Inc.	4,145,104

		10,993,661

Machinery – 0.5%
81,445	Donaldson Co., Inc.	4,360,565

Media – 6.3%
282,969	CBS Corp. Class B	14,507,820
498,745	Comcast Corp. Class A	21,710,409
107,500	John Wiley & Sons, Inc. Class A	4,964,350
183,565	Omnicom Group, Inc.	14,690,707

		55,873,286

Metals & Mining – 0.4%
35,638	Reliance Steel & Aluminum Co.	3,277,271

Multi-Utilities – 1.6%
119,531	CMS Energy Corp.	6,639,947
98,760	WEC Energy Group, Inc.	7,745,747

		14,385,694

Oil, Gas & Consumable Fuels – 14.9%
110,000	Alliance Resource Partners LP	2,119,700
274,311	Antero Midstream Corp.	3,349,337
93,000	BP Midstream Partners LP	1,344,780
145,500	Cheniere Energy Partners LP	6,375,810
228,000	Enable Midstream Partners LP	3,173,760
1,066,800	Energy Transfer LP	16,130,016
268,000	EnLink Midstream LLC	3,132,920
535,400	Enterprise Products Partners LP	15,328,502
75,500	EQM Midstream Partners LP	3,473,000
280,877	Hess Midstream Partners LP	6,207,382
78,561	Holly Energy Partners LP	2,136,074
222,000	Magellan Midstream Partners LP	13,766,220
392,100	MPLX LP	12,649,146
82,787	Noble Midstream Partners LP	2,850,357
93,000	ONEOK, Inc.	6,317,490
112,500	Phillips 66 Partners LP	5,572,125
172,500	Tallgrass Energy LP	4,164,150
136,076	Targa Resources Corp.	5,463,451
300,000	The Williams Cos., Inc.	8,499,000
37,000	TransCanada Corp.	1,767,120
83,500	Viper Energy Partners LP	2,807,270
155,207	Western Midstream Partners LP	4,901,437

		131,529,047

Common Stocks – (continued)
Personal Products – 1.5%
48,101	Nu Skin Enterprises, Inc. Class A	2,446,898
60,190	The Estee Lauder Cos., Inc. Class A	10,341,244

		12,788,142

Pharmaceuticals – 0.7%
124,400	Perrigo Co. PLC	5,961,248

Professional Services – 0.4%
28,995	Insperity, Inc.	3,466,642

Semiconductors & Semiconductor Equipment –5.9%
78,710	Analog Devices, Inc.	9,149,250
205,415	Applied Materials, Inc.	9,052,639
60,140	KLA-Tencor Corp.	7,666,647
31,486	Power Integrations, Inc.	2,488,024
163,015	QUALCOMM, Inc.	14,040,482
81,495	Texas Instruments, Inc.	9,602,556

		51,999,598

Software – 1.3%
86,440	Microsoft Corp.	11,289,064

Specialty Retail – 1.8%
58,164	Aaron’s, Inc.	3,239,153
97,270	Best Buy Co., Inc.	7,237,861
217,530	The Gap, Inc.	5,673,182

		16,150,196

Technology Hardware, Storage & Peripherals –0.9%
412,520	HP, Inc.	8,229,774

Textiles, Apparel & Luxury Goods – 3.6%
44,310	Columbia Sportswear Co.	4,429,671
120,845	NIKE, Inc. Class B	10,613,816
26,075	Oxford Industries, Inc.	2,165,790
44,510	Ralph Lauren Corp.	5,856,626
91,123	VF Corp.	8,602,922

		31,668,825

Trading Companies & Distributors – 2.3%
101,695	Fastenal Co.	7,174,582
40,193	MSC Industrial Direct Co., Inc. Class A	3,362,145
21,044	W.W. Grainger, Inc.	5,934,408
26,119	Watsco, Inc.	4,139,078

		20,610,213

TOTAL COMMON STOCKS
(Cost $729,456,575)		$858,724,519

Shares	Dividend Rate	Value

Investment Companies(a) – 2.3%
Goldman Sachs Financial Square Government Fund – Class R6 Shares
19,759,363	2.464%	$19,759,363

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Shares	Dividend Rate	Value

Investment Companies(a) – (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares
533,304	2.464%	$533,304

TOTAL INVESTMENT COMPANIES
(Cost $20,292,667)		$20,292,667

TOTAL INVESTMENTS – 99.6%
(Cost $749,749,242)		$879,017,186

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		3,449,812

NET ASSETS – 100.0%		$882,466,998

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer/fund.

Investment Abbreviations:
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	175	06/21/19	$25,799,375	$1,180,264

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities

April 30, 2019 (Unaudited)

	Income Builder Fund	Rising Dividend Growth Fund
Assets:
Investments, at value (cost $1,368,084,881 and $729,456,575, respectively)	$1,480,689,294	$858,724,519
Investments of affiliated issuers, at value (cost $148,360,859 and $20,292,667, respectively)	148,387,682	20,292,667
Cash	22,548,646	446,728
Variation margin on futures contracts	436,683	61,204
Foreign currencies, at value (cost $146,356 and $0, respectively)	146,651	—
Unrealized gain on forward foreign currency exchange contracts	19,189	—
Receivables:
Collateral on certain derivative contracts(a)	14,663,764	1,212,750
Dividends and interest	11,359,446	1,597,015
Investments sold	6,632,143	1,056,877
Fund shares sold	1,215,522	197,679
Foreign tax reclaims	71,822	2,404,959
Reimbursement from investment adviser	8,480	27,895
Investments sold on an extended settlement basis	8,448	—
Securities lending income	917	—
Other assets	85,362	121,758
Total assets	1,686,274,049	886,144,051

Liabilities:
Written option contracts, at value (premium received $457,533 and $0, respectively)	825,287	—
Variation margin on swaps contracts	718,400	—
Unrealized loss on swap contracts	511,814	—
Payables:
Investments purchased on an extended settlement basis	21,437,321	—
Collateral on reverse repurchase agreements	2,958,750	—
Fund shares redeemed	1,410,774	1,618,903
Management fees	668,776	541,499
Distribution and service fees and transfer agency fees	614,135	345,930
Investments purchased	173,785	1,046,473
Accrued expenses	193,636	124,248
Total liabilities	29,512,678	3,677,053

Net Assets:
Paid-in capital	1,618,440,393	733,867,803
Total distributable earnings (loss)	38,320,978	148,599,195
NET ASSETS	$1,656,761,371	$882,466,998
Net Assets:
Class A	$304,096,308	$222,806,745
Class C	468,138,070	243,382,325
Institutional	654,853,650	248,364,548
Investor	207,398,462	138,922,627
Class P	12,992,999	23,906,225
Class R	—	2,723,158
Class R6	9,281,882	2,361,370
Total Net Assets	$1,656,761,371	$882,466,998
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	13,298,630	19,909,239
Class C	20,830,886	21,413,579
Institutional	28,008,188	21,109,432
Investor	8,896,593	11,825,242
Class P	555,685	2,031,829
Class R	—	244,399
Class R6	397,104	200,737
Net asset value, offering and redemption price per share:(b)
Class A	$22.87	$11.19
Class C	22.47	11.37
Institutional	23.38	11.77
Investor	23.31	11.75
Class P	23.38	11.77
Class R	—	11.14
Class R6	23.37	11.76

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps
Income Builder	$3,727,500	$10,936,264

Rising Dividend Growth	1,212,750	—

(b)	Maximum public offering price per share for Class A Shares of the Income Builder and the Rising Dividend Growth Funds is $24.20 and $11.84, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

	Income Builder Fund	Rising Dividend Growth Fund
Investment income:

Interest	$26,861,941	$44,726

Dividends — unaffiliated issuers (net of foreign withholding taxes of $272,970 and $2,849)	10,710,435	9,920,793

Dividends — affiliated issuers	1,868,857	322,926

Securities lending income — affiliated issuer	4,911	6,876

Total investment income	39,446,144	10,295,321

Expenses:

Management fees	4,267,523	3,610,213

Distribution and/or Service fees(a)	2,676,700	1,619,332

Transfer Agency fees(a)	1,014,925	652,769

Custody, accounting and administrative services	128,762	67,801

Registration fees	67,120	76,474

Professional fees	62,540	69,666

Printing and mailing costs	42,850	25,671

Trustee fees	9,486	9,043

Other	7,431	11,707

Total expenses	8,277,337	6,142,676

Less — expense reductions	(255,922)	(277,740)

Net expenses	8,021,415	5,864,936

NET INVESTMENT INCOME	31,424,729	4,430,385

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(11,048,409)	46,021,665

Investments — affiliated issuers	(3,456,716)	—

Futures contracts	(2,439,847)	1,523,184

Written options	(2,491,610)	—

Swap contracts	3,141,661	—

Forward foreign currency exchange contracts	(185,066)	—

Foreign currency transactions	115,580	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	79,676,778	16,199,363

Investments — affiliated issuers	7,300,714	—

Futures contracts	12,055,980	3,425,057

Written options	(367,754)	—

Swap contracts	3,981,027	—

Forward foreign currency exchange contracts	32,401	—

Foreign currency translation	(12,083)	—

Net realized and unrealized gain	86,302,656	67,169,269

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$117,727,385	$71,599,654

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Income Builder	$371,533	$2,305,167	$—	$267,504	$414,931	$127,726	$201,842	$2,008	$—	$914
Rising Dividend Growth	290,724	1,321,134	7,474	209,321	237,803	56,308	142,325	4,126	2,691	195

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund		Rising Dividend Growth Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$31,424,729	$68,390,555	$4,430,385	$6,671,563

Net realized gain (loss)	(16,364,407)	25,984,073	47,544,849	534,353,974

Net change in unrealized gain (loss)	102,667,063	(111,004,711)	19,624,420	(419,146,159)
Net increase (decrease) in net assets resulting from operations	117,727,385	(16,630,083)	71,599,654	121,879,378

Distributions to shareholders:

From distributable earnings:

Class A Shares	(5,770,790)	(12,517,684)	(120,481,299)	(68,626,546)

Class C Shares	(7,385,743)	(16,065,974)	(141,357,341)	(81,567,378)

Institutional Shares	(13,308,218)	(29,183,012)	(162,480,152)	(124,315,111)

Investor Shares	(4,512,047)	(10,376,835)	(82,660,780)	(63,337,794)

Class P Shares(a)	(276,541)	(266,588)	(16,095,647)	(714,643)

Class R Shares	—	—	(1,498,030)	(876,021)

Class R6 Shares(b)	(138,321)	(1,664)	(31,478)	(206)

Return of capital:

Class A Shares	—	(396,253)	—	—

Class C Shares	—	(629,266)	—	—

Institutional Shares	—	(848,901)	—	—

Investor Shares	—	(312,980)	—	—

Class P Shares(a)	—	(13,057)	—	—

Class R6 Shares(b)	—	(50)	—	—

Total distributions to shareholders	(31,391,660)	(70,612,264)	(524,604,727)	(339,437,699)

From share transactions:

Proceeds from sales of shares	167,100,353	362,634,067	139,393,350	177,893,913

Reinvestment of distributions	28,091,730	63,231,528	468,462,943	302,328,491

Cost of shares redeemed	(346,520,491)	(744,673,467)	(615,650,392)	(879,243,018)

Net decrease in net assets resulting from share transactions	(151,328,408)	(318,807,872)	(7,794,099)	(399,020,614)

TOTAL DECREASE	(64,992,683)	(406,050,219)	(460,799,172)	(616,578,935)

Net assets:
Beginning of period	1,721,754,054	2,127,804,273	1,343,266,170	1,959,845,105

End of period	$1,656,761,371	$1,721,754,054	$882,466,998	$1,343,266,170

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018 for the Rising Dividend Growth Fund.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$21.67		$22.72	$21.60	$21.77	$22.83	$22.47

Net investment income(a)	0.42		0.80	0.79	0.79	0.84	0.89

Net realized and unrealized gain (loss)	1.20		(1.02)	1.17	(0.16)	(0.99)	0.64

Total from investment operations	1.62		(0.22)	1.96	0.63	(0.15)	1.53

Distributions to shareholders from net investment income	(0.42)		(0.80)	(0.80)	(0.80)	(0.82)	(0.96)

Distributions to shareholders from net realized gains	—		—	—	—	—	(0.21)

Distributions to shareholders from return of capital	—		(0.03)	(0.04)	—	(0.09)	—

Total distributions	(0.42)		(0.83)	(0.84)	(0.80)	(0.91)	(1.17)

Net asset value, end of period	$22.87		$21.67	$22.72	$21.60	$21.77	$22.83

Total return(b)	7.59%		(1.03)%	9.21%	3.04%	(0.70)%	6.96%

Net assets, end of period (in 000s)	$304,096		$309,719	$387,349	$574,574	$708,457	$660,692

Ratio of net expenses to average net assets	0.96	%(c)	0.97%	0.98%	0.98%	0.97%	0.95%

Ratio of total expenses to average net assets	0.99	%(c)	1.02%	1.10%	1.10%	1.10%	1.13%

Ratio of net investment income (loss) to average net assets	3.85	%(c)	3.54%	3.55%	3.75%	3.73%	3.89%

Portfolio turnover rate(d)	16%		42%	51%	80%	57%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$21.31		$22.35	$21.26	$21.45	$22.51	$22.17

Net investment income(a)	0.33		0.62	0.61	0.62	0.66	0.70

Net realized and unrealized gain (loss)	1.17		(1.00)	1.16	(0.16)	(0.98)	0.65

Total from investment operations	1.50		(0.38)	1.77	0.46	(0.32)	1.35

Distributions to shareholders from net investment income	(0.34)		(0.64)	(0.65)	(0.65)	(0.66)	(0.80)

Distributions to shareholders from net realized gains	—		—	—	—	—	(0.21)

Distributions to shareholders from return of capital	—		(0.02)	(0.03)	—	(0.08)	—

Total distributions	(0.34)		(0.66)	(0.68)	(0.65)	(0.74)	(1.01)

Net asset value, end of period	$22.47		$21.31	$22.35	$21.26	$21.45	$22.51

Total return(b)	7.13%		(1.74)%	8.41%	2.25%	(1.44)%	6.20%

Net assets, end of period (in 000s)	$468,138		$475,897	$619,357	$682,819	$704,566	$530,983

Ratio of net expenses to average net assets	1.71	%(c)	1.72%	1.73%	1.73%	1.72%	1.70%

Ratio of total expenses to average net assets	1.74	%(c)	1.77%	1.85%	1.85%	1.85%	1.88%

Ratio of net investment income to average net assets	3.10	%(c)	2.79%	2.79%	2.98%	2.98%	3.10%

Portfolio turnover rate(d)	16%		42%	51%	80%	57%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$22.15		$23.20	$22.04	$22.20	$23.25	$22.86

Net investment income(a)	0.47		0.90	0.90	0.89	0.94	1.01

Net realized and unrealized gain (loss)	1.23		(1.03)	1.19	(0.17)	(0.99)	0.64

Total from investment operations	1.70		(0.13)	2.09	0.72	(0.05)	1.65

Distributions to shareholders from net investment income	(0.47)		(0.89)	(0.88)	(0.88)	(0.90)	(1.05)

Distributions to shareholders from net realized gains	—		—	—	—	—	(0.21)

Distributions to shareholders from return of capital	—		(0.03)	(0.05)	—	(0.10)	—

Total distributions	(0.47)		(0.92)	(0.93)	(0.88)	(1.00)	(1.26)

Net asset value, end of period	$23.38		$22.15	$23.20	$22.04	$22.20	$23.25

Total return(b)	7.77%		(0.63)%	9.64%	3.42%	(0.25)%	7.39%

Net assets, end of period (in 000s)	$654,854		$680,661	$818,309	$740,182	$766,537	$644,757

Ratio of net expenses to average net assets	0.57	%(c)	0.58%	0.58%	0.58%	0.57%	0.55%

Ratio of total expenses to average net assets	0.60	%(c)	0.63%	0.70%	0.70%	0.70%	0.73%

Ratio of net investment income to average net assets	4.24	%(c)	3.93%	3.93%	4.13%	4.13%	4.31%

Portfolio turnover rate(d)	16%		42%	51%	80%	57%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund
	Investor Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$22.09		$23.14	$21.98	$22.14	$23.20	$22.81

Net investment income(a)	0.46		0.87	0.86	0.85	0.91	0.96

Net realized and unrealized gain (loss)	1.21		(1.03)	1.20	(0.16)	(1.01)	0.66

Total from investment operations	1.67		(0.16)	2.06	0.69	(0.10)	1.62

Distributions to shareholders from net investment income	(0.45)		(0.86)	(0.85)	(0.85)	(0.86)	(1.02)

Distributions to shareholders from net realized gains	—		—	—	—	—	(0.21)

Distributions to shareholders from return of capital	—		(0.03)	(0.05)	—	(0.10)	—

Total distributions	(0.45)		(0.89)	(0.90)	(0.85)	(0.96)	(1.23)

Net asset value, end of period	$23.31		$22.09	$23.14	$21.98	$22.14	$23.20

Total return(b)	7.67%		(0.77)%	9.51%	3.28%	(0.45)%	7.24%

Net assets, end of period (in 000s)	$207,398		$239,226	$302,778	$142,813	$130,575	$94,528

Ratio of net expenses to average net assets	0.71	%(c)	0.72%	0.73%	0.73%	0.72%	0.70%

Ratio of total expenses to average net assets	0.74	%(c)	0.77%	0.85%	0.85%	0.85%	0.88%

Ratio of net investment income to average net assets	4.11	%(c)	3.79%	3.77%	3.96%	3.98%	4.13%

Portfolio turnover rate(d)	16%		42%	51%	80%	57%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)		Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$22.15		$22.95

Net investment income(b)	0.47		0.45

Net realized and unrealized gain (loss)	1.23		(0.71)

Total from investment operations	1.70		(0.26)

Distributions to shareholders from net investment income	(0.47)		(0.51)

Distributions to shareholders from return of capital	—		(0.03)

Total distributions	(0.47)		(0.54)

Net asset value, end of period	$23.38		$22.15

Total return(c)	7.77%		(1.18)%

Net assets, end of period (in 000s)	$12,993		$16,122

Ratio of net expenses to average net assets	0.56	%(d)	0.58	%(d)

Ratio of total expenses to average net assets	0.59	%(d)	0.58	%(d)

Ratio of net investment income to average net assets	4.26	%(d)	3.60	%(d)

Portfolio turnover rate(e)	16%		42%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015(a)
Per Share Data

Net asset value, beginning of period	$22.15		$23.20	$22.04	$22.20	$22.83

Net investment income(b)	0.47		0.85	0.90	0.89	0.18

Net realized and unrealized gain (loss)	1.22		(0.98)	1.19	(0.17)	(0.56)

Total from investment operations	1.69		(0.13)	2.09	0.72	(0.38)

Distributions to shareholders from net investment income	(0.47)		(0.89)	(0.88)	(0.88)	(0.22)

Distributions to shareholders from return of capital	—		(0.03)	(0.05)	—	(0.03)

Total distributions	(0.47)		(0.92)	(0.93)	(0.88)	(0.25)

Net asset value, end of period	$23.37		$22.15	$23.20	$22.04	$22.20

Total return(c)	7.73%		(0.62)%	9.69%	3.38%	(1.63)%

Net assets, end of period (in 000s)	$9,282		$130	$11	$10	$10

Ratio of net expenses to average net assets	0.56	%(d)	0.57%	0.57%	0.58%	0.58	%(d)

Ratio of total expenses to average net assets	0.59	%(d)	0.61%	0.69%	0.70%	0.69	%(d)

Ratio of net investment income to average net assets	4.20	%(d)	3.72%	3.93%	4.12%	3.15	%(d)

Portfolio turnover rate(e)	16%		42%	51%	80%	57%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$19.56		$22.54	$19.66	$20.68	$21.25	$18.50

Net investment income(a)	0.06		0.09	0.11	0.07	0.06	0.03

Net realized and unrealized gain (loss)	0.72		1.25	3.48	(0.83)	(0.42)	2.88

Total from investment operations	0.78		1.34	3.59	(0.76)	(0.36)	2.91

Distributions to shareholders from net investment income	(0.11)		(0.28)	(0.25)	(0.12)	(0.10)	(0.07)

Distributions to shareholders from net realized gains	(9.04)		(4.04)	(0.46)	(0.14)	—	—

Distributions to shareholders from return of capital	—		—	—	—	(0.11)	(0.09)

Total distributions	(9.15)		(4.32)	(0.71)	(0.26)	(0.21)	(0.16)

Net asset value, end of period	$11.19		$19.56	$22.54	$19.66	$20.68	$21.25

Total return(b)	9.37%		6.27%	18.59%	(3.71)%	(1.72)%	15.81%

Net assets, end of period (in 000s)	$222,807		$297,772	$370,204	$697,430	$1,054,093	$1,063,292

Ratio of net expenses to average net assets	1.17	%(c)	1.17%	1.16%	1.14%	1.13%	1.15%

Ratio of total expenses to average net assets	1.23	%(c)	1.20%	1.19%	1.16%	1.15%	1.16%

Ratio of net investment income (loss) to average net assets	0.94	%(c)	0.42%	0.52%	0.35%	0.28%	0.13%

Portfolio turnover rate(d)	30%		101%	45%	16%	25%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$19.71		$22.69	$19.79	$20.84	$21.41	$18.65

Net investment income (loss)(a)	0.01		(0.07)	(0.05)	(0.08)	(0.10)	(0.13)

Net realized and unrealized gain (loss)	0.75		1.26	3.50	(0.84)	(0.42)	2.92

Total from investment operations	0.76		1.19	3.45	(0.92)	(0.52)	2.79

Distributions to shareholders from net investment income	(0.06)		(0.13)	(0.13)	(0.06)	(0.02)	(0.02)

Distributions to shareholders from net realized gains	(9.04)		(4.04)	(0.42)	(0.07)	—	—

Distributions to shareholders from return of capital	—		—	—	—	(0.03)	(0.01)

Total distributions	(9.10)		(4.17)	(0.55)	(0.13)	(0.05)	(0.03)

Net asset value, end of period	$11.37		$19.71	$22.69	$19.79	$20.84	$21.41

Total return(b)	8.99%		5.49%	17.68%	(4.43)%	(2.44)%	14.93%

Net assets, end of period (in 000s)	$243,382		$348,220	$463,110	$571,438	$732,998	$632,859

Ratio of net expenses to average net assets	1.92	%(c)	1.92%	1.91%	1.89%	1.88%	1.90%

Ratio of total expenses to average net assets	1.98	%(c)	1.95%	1.94%	1.91%	1.90%	1.91%

Ratio of net investment income (loss) to average net assets	0.20	%(c)	(0.33)%	(0.23)%	(0.40)%	(0.47)%	(0.63)%

Portfolio turnover rate(d)	30%		101%	45%	16%	25%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$20.08		$23.02	$20.08	$21.12	$21.69	$18.88

Net investment income(a)	0.09		0.18	0.20	0.15	0.15	0.11

Net realized and unrealized gain (loss)	0.77		1.28	3.55	(0.85)	(0.43)	2.94

Total from investment operations	0.86		1.46	3.75	(0.70)	(0.28)	3.05

Distributions to shareholders from net investment income	(0.13)		(0.36)	(0.31)	(0.15)	(0.14)	(0.11)

Distributions to shareholders from net realized gains	(9.04)		(4.04)	(0.50)	(0.19)	—	—

Distributions to shareholders from return of capital	—		—	—	—	(0.15)	(0.13)

Total distributions	(9.17)		(4.40)	(0.81)	(0.34)	(0.29)	(0.24)

Net asset value, end of period	$11.77		$20.08	$23.02	$20.08	$21.12	$21.69

Total return(b)	9.60%		6.75%	19.01%	(3.35)%	(1.29)%	16.26%

Net assets, end of period (in 000s)	$248,365		$425,555	$759,274	$958,317	$1,476,799	$1,509,224

Ratio of net expenses to average net assets	0.79	%(c)	0.78%	0.76%	0.74%	0.73%	0.75%

Ratio of total expenses to average net assets	0.84	%(c)	0.81%	0.79%	0.76%	0.74%	0.76%

Ratio of net investment income to average net assets	1.36	%(c)	0.83%	0.92%	0.74%	0.67%	0.52%

Portfolio turnover rate(d)	30%		101%	45%	16%	25%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Investor Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$20.07		$23.01	$20.07	$21.10	$21.68	$18.87

Net investment income(a)	0.08		0.14	0.17	0.12	0.11	0.07

Net realized and unrealized gain (loss)	0.76		1.29	3.54	(0.84)	(0.43)	2.95

Total from investment operations	0.84		1.43	3.71	(0.72)	(0.32)	3.02

Distributions to shareholders from net investment income	(0.12)		(0.33)	(0.27)	(0.14)	(0.13)	(0.10)

Distributions to shareholders from net realized gains	(9.04)		(4.04)	(0.50)	(0.17)	—	—

Distributions to shareholders from return of capital	—		—	—	—	(0.13)	(0.11)

Total distributions	(9.16)		(4.37)	(0.77)	(0.31)	(0.26)	(0.21)

Net asset value, end of period	$11.75		$20.07	$23.01	$20.07	$21.10	$21.68

Total return(b)	9.52%		6.56%	18.85%	(3.45)%	(1.49)%	16.10%

Net assets, end of period (in 000s)	$138,923		$227,158	$362,752	$272,442	$437,422	$428,787

Ratio of net expenses to average net assets	0.92	%(c)	0.92%	0.91%	0.89%	0.88%	0.90%

Ratio of total expenses to average net assets	0.98	%(c)	0.95%	0.94%	0.91%	0.89%	0.91%

Ratio of net investment income to average net assets	1.22	%(c)	0.68%	0.79%	0.59%	0.53%	0.37%

Portfolio turnover rate(d)	30%		101%	45%	16%	25%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)		Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$20.08		$20.21

Net investment income (loss)(b)	0.09		(0.04)

Net realized and unrealized gain	0.77		0.25

Total from investment operations	0.86		0.21

Distributions to shareholders from net investment income	(0.13)		(0.21)

Distributions to shareholder from net realized gains	(9.04)		(0.13)

Total distributions	(9.17)		(0.34)

Net asset value, end of period	$11.77		$20.08

Total return(c)	9.61%		1.03%

Net assets, end of period (in 000s)	$23,906		$41,067

Ratio of net expenses to average net assets	0.78	%(d)	0.77	%(d)

Ratio of total expenses to average net assets	0.83	%(d)	0.81	%(d)

Ratio of net investment income (loss) to average net assets	1.35	%(d)	(0.37	)%(d)

Portfolio turnover rate(e)	30%		101%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Class R Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$19.51		$22.49	$19.63	$20.66	$21.20	$18.46

Net investment income (loss)(a)	0.04		0.04	0.06	0.02	0.01	(0.03)

Net realized and unrealized gain (loss)	0.72		1.25	3.47	(0.84)	(0.43)	2.89

Total from investment operations	0.76		1.29	3.53	(0.82)	(0.42)	2.86

Distributions to shareholders from net investment income	(0.09)		(0.23)	(0.21)	(0.08)	(0.06)	(0.06)

Distributions to shareholders from net realized gains	(9.04)		(4.04)	(0.46)	(0.13)	—	—

Distributions to shareholders from return of capital	—		—	—	—	(0.06)	(0.06)

Total distributions	(9.13)		(4.27)	(0.67)	(0.21)	(0.12)	(0.12)

Net asset value, end of period	$11.14		$19.51	$22.49	$19.63	$20.66	$21.20

Total return(b)	9.18%		6.07%	18.27%	(3.96)%	(2.00)%	15.53%

Net assets, end of period (in 000s)	$2,723		$3,484	$4,506	$4,749	$3,740	$7,268

Ratio of net expenses to average net assets	1.42	%(c)	1.42%	1.41%	1.39%	1.38%	1.40%

Ratio of total expenses to average net assets	1.48	%(c)	1.45%	1.44%	1.41%	1.39%	1.41%

Ratio of net investment income (loss) to average net assets	0.70	%(c)	0.18%	0.27%	0.10%	0.05%	(0.14)%

Portfolio turnover rate(d)	30%		101%	45%	16%	25%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$20.08		$20.18

Net investment income(b)	0.08		0.02

Net realized and unrealized gain	0.77		0.29

Total from investment operations	0.85		0.31

Distributions to shareholders from net investment income	(0.13)		(0.28)

Distributions to shareholders from net realized gains	(9.04)		(0.13)

Total distributions	(9.17)		(0.41)

Net asset value, end of period	$11.76		$20.08

Total return(c)	9.53%		1.54%

Net assets, end of period (in 000s)	$2,361		$10

Ratio of net expenses to average net assets	0.79	%(d)	0.77	%(d)

Ratio of total expenses to average net assets	0.83	%(d)	0.80	%(d)

Ratio of net investment income to average net assets	1.36	%(d)	0.16	%(d)

Portfolio turnover rate(e)	30%		101%

(a)	Commenced operations on February 28, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements

April 30, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Income Builder	A, C, Institutional, Investor, P and R6	Diversified
Rising Dividend Growth	A, C, Institutional, Investor, P, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Dividend Assets Capital, LLC (“DAC” or the “Sub-Adviser”) serves as the sub-adviser to the Rising Dividend Growth Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Rising Dividend Growth Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. A Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses

52

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Income Builder	Monthly	Annually
Rising Dividend Growth Fund	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

53

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

54

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

55

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate and/or credit default swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, basket of investments or indices, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

When a Fund enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that the Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to a Fund.

B.  Level 3 Fair Value Investments —To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2019:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$8,390,455	$—	$—

Europe	111,273,566	5,775,190	—

North America	493,694,128	—	—

Preferred Stock	—	9,485,216	—

Fixed Income

Corporate Obligations	—	676,486,368	—

Mortgage-Backed Obligations	—	374,099	—

Bank Loans	—	168,038,644	—

U.S. Treasury Obligations	1,718,211	—	—

Investment Companies	148,387,682	—	—

Short-term Investments	—	5,453,417	—

Total	$763,464,042	$865,612,934	$—

Liabilities

Reverse Repurchase Agreements	$—	$(2,958,750)	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$19,189	$—

Futures Contracts	5,141,971	—	—

Interest Rate Swap Contracts	—	1,529,521	—

Total	$5,141,971	$1,548,710	$—

Liabilities

Futures Contracts(b)	$(78,790)	$—	$—

Total Return Swap Contracts(b)	—	(511,814)	—

Written Option Contracts	—	(825,287)	—

Total	$(78,790)	$(1,337,101)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

RISING DIVIDEND GROWTH

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$33,999,965	$—	$—

North America	824,724,554	—	—

Investment Companies	20,292,667	—	—

Total	$879,017,186	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$1,180,264	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Income Builder
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; Variation margin on futures contracts	$2,635,755	(a)	Variation margin on futures contracts	$(78,790)	(a)
Equity	Variation margin on futures contracts	4,035,737	(a)	Payable for unrealized loss on swap contracts; Written options, at value	(1,337,101)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	19,189		—	—
Total		$6,690,681			$(1,415,891)

Rising Dividend Growth
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts	$1,180,264	(a)	—	—

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

(b)	Aggregate of amounts include $511,814 for the Income Builder Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Income Builder
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) from futures contracts and swap contracts	$5,638,888	$6,542,810	960
Equity	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) futures contracts, swap contracts and written options	(7,428,684)	9,126,443	497
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(185,066)	32,401	1
Total		$(1,974,862)	$15,701,654	1,458

Rising Dividend Growth
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures/Net change in unrealized gain (loss) futures	$1,523,184	$3,425,057	317

(a)	Average number of contracts is based on the average of month end balances for the six months period ended April 30, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Income Builder	0.54%	0.49%	0.46%	0.45%	0.44%	0.52%	0.49%
Rising Dividend Growth	0.75	0.68	0.64	0.63	0.62	0.75	0.74

^	Effective Net Management Rate includes impact of management fee waivers of underlying funds, if any.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Certain Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund and Class R6 Shares of the Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs High Yield Fund, and Goldman Sachs Local Emerging Markets Debt Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended April 30, 2019, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived
Income Builder	$216,643
Rising Dividend Growth	22,956

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2019 , Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
	Class A	Class C
Income Builder	$20,921	$—
Rising Dividend Growth	10,614	22

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

Effective February 28, 2019, Goldman Sachs has agreed to waive a portion of its transfer agency fees by an amount equal to 0.06% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Rising Dividend Growth Fund. This arrangement will remain in effect through at least February 28, 2020, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder and Rising Dividend Growth Funds are 0.034% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/ Credits	Other Expense Reimbursements	Total Expense Reductions
Income Builder	$216,643	$—	$39,279	$255,922
Rising Dividend Growth	22,956	62,309	192,475	277,740

G.  Line of Credit Facility — As of April 30, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019, the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2019, Goldman Sachs earned $10,769 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Income Builder Fund.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Underlying Funds For the six months ended April 30, 2019:

Fund	Underlying Fund	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Ending Value as of April 30, 2019	Shares as of April 30, 2019	Dividend Income
Income Builder	Goldman Sachs Emerging Markets Debt Fund — Class R6 Shares	$14,482,024	$324,264	$(2,000,000)	$(66,896)	$881,553	$13,620,945	1,121,989	$324,264
	Goldman Sachs Emerging Markets Equity Fund — Class R6 Shares	13,919,890	114,532	(14,200,000)	(2,869,142)	3,088,298	53,578	2,489	114,533
	Goldman Sachs Financial Square Government Fund — Institutional Shares	34,687,589	205,097,206	(151,620,133)	—	—	88,164,662	88,164,662	608,403
	Goldman Sachs Financial Square Government Fund — Class R6 Shares	21,433,835	207,715,923	(208,295,954)	—	—	20,853,804	20,853,804	145,224
	Goldman Sachs High Yield Fund — Class R6 Shares	49,242	1,466	—	—	1,220	51,928	8,101	1,466
	Goldman Sachs Local Emerging Markets Debt Fund — Class R6 Shares	29,205,566	674,968	(5,700,000)	(520,678)	1,982,909	25,642,765	4,483,001	674,967

Total		$113,778,146	$413,928,359	$(381,816,087)	$(3,456,716)	$5,953,980	$148,387,682		$1,868,857
Rising Dividend Growth	Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$5,588,872	$ (5,055,568)	$—	$—	$533,304	533,304	$2,707
	Goldman Sachs Financial Square Government Fund — Class R6 Shares	15,556,632	452,853,160	(448,650,429)	—	—	19,759,363	19,759,363	320,219

		$15,556,632	$458,442,032	$(453,705,997)	$—	$—	$20,292,667		$322,926

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2019, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Income Builder	$—	$246,618,917	$11,340,713	$410,676,681
Rising Dividend Growth	—	293,031,060	—	799,996,487

The table below summarizes the reverse repurchase agreement activity for the six months ended April 30, 2019:

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Income Builder	$2,958,750	(0.013)%	96

The following table sets forth the Funds’ different types of investments pledged as collateral and the remaining contractual maturities of the reverse repurchase agreements as of April 30, 2019:

	Remaining Contractual Maturity of the Agreements As of April 30, 2019
	Overnight and Continuous	<30 days	Between 30 and 90 days	>90 days	Total

Reverse Repurchase Agreements
Corporate Obligations	$—	$—	$—	$2,958,750	$2,958,750

Total Borrowings	$—	$—	$—	$2,958,750	$2,958,750
Gross amount of recognized liabilities for reverse repurchase agreements					$2,958,750

7. SECURITIES LENDING

The Income Builder Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Rising Dividend Growth Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government

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7. SECURITIES LENDING (continued)

Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2019, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

The Funds, GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2019, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended April 30, 2019		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2019
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Rising Dividend Growth	$768	$—	$—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended April 30, 2019.

Fund	Beginning value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2019	Shares as of April 30, 2019
Income Builder	$—	$14,786,797	$(14,786,797)	$—	—
Rising Dividend Growth	—	34,850,648	(34,850,648)	—	—

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2018, the Funds’ capital loss carryforwards on a tax basis were as follows:

	Income Builder	Rising Dividend Growth
Capital loss carryforwards:
Perpetual Short-Term	$(35,423,940)	$—
Perpetual Long-Term	(35,237,614)	—
Total capital loss carryforwards	$(70,661,554)	$—

As of April 30, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder	Rising Dividend Growth
Tax Cost	$1,509,526,458	$755,726,374
Gross unrealized gain	152,534,438	160,686,406
Gross unrealized loss	(32,983,920)	(37,395,594)
Net unrealized gains (losses)	$119,550,518	$123,290,812

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and foreign currency contracts, differences to the tax treatment of underlying fund investments, partnership investments, swap transactions, and modification of debt securities.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody,

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9. OTHER RISKS (continued)

may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

9. OTHER RISKS (continued)

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk— Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Short Position Risk — The Funds may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Funds may purchase for investment. Taking short positions involves leverage of the Funds’ assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Funds have taken a short position increases, then the Funds will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Funds use the proceeds they receive from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Funds to the markets and therefore could magnify changes to the Funds’ NAV.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’s maximum

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10. INDEMNIFICATIONS (continued)

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Income Builder Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	791,284	$17,342,979	1,785,092	$40,204,213
Reinvestment of distributions	250,568	5,508,788	548,582	12,291,013
Shares redeemed	(2,034,252)	(44,069,186)	(5,090,064)	(114,234,110)
	(992,400)	(21,217,419)	(2,756,390)	(61,738,884)
Class C Shares
Shares sold	1,077,483	$23,075,210	1,851,990	$41,074,070
Reinvestment of distributions	309,085	6,683,138	685,018	15,096,254
Shares redeemed	(2,891,215)	(62,057,106)	(7,909,622)	(174,679,951)
	(1,504,647)	(32,298,758)	(5,372,614)	(118,509,627)
Institutional Shares
Shares sold	3,193,170	71,451,916	9,311,756	215,175,360
Reinvestment of distributions	488,494	10,975,319	1,086,788	24,874,912
Shares redeemed	(6,403,647)	(141,230,383)	(14,935,164)	(343,676,196)
	(2,721,983)	(58,803,148)	(4,536,620)	(103,625,924)
Investor Shares
Shares sold	1,940,958	42,785,072	2,073,883	47,605,287
Reinvestment of distributions	201,663	4,511,962	468,350	10,689,253
Shares redeemed	(4,077,856)	(90,977,686)	(4,796,110)	(109,846,752)
	(1,935,235)	(43,680,652)	(2,253,877)	(51,552,212)
Class P Shares(a)
Shares sold	18,803	400,791	813,199	18,451,567
Reinvestment of distributions	12,318	276,541	12,301	279,645
Shares redeemed	(203,263)	(4,497,733)	(97,673)	(2,236,043)
	(172,142)	(3,820,401)	727,827	16,495,169
Class R6 Shares
Shares sold	547,530	12,044,385	5,382	123,570
Reinvestment of distributions	5,961	135,982	21	451
Shares redeemed	(162,252)	(3,688,397)	(19)	(415)
	391,239	8,491,970	5,384	123,606

NET DECREASE	(6,935,168)	$(151,328,408)	(14,186,290)	$(318,807,872)

(a)	Commenced operations on April 16, 2018.

70

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Rising Dividend Growth Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,174,459	$22,912,485	1,251,756	$25,564,840
Reinvestment of distributions	11,215,175	113,713,878	3,291,672	64,533,940
Shares redeemed	(8,704,893)	(109,777,976)	(5,745,663)	(116,707,958)
	4,684,741	26,848,387	(1,202,235)	(26,609,178)
Class C Shares
Shares sold	1,803,251	$19,194,636	987,628	$19,971,825
Reinvestment of distributions	12,047,712	123,788,099	3,608,555	71,210,377
Shares redeemed	(10,100,487)	(125,198,507)	(7,347,614)	(151,191,571)
	3,750,476	17,784,228	(2,751,431)	(60,009,369)
Institutional Shares
Shares sold	5,477,872	77,983,687	3,048,075	63,011,397
Reinvestment of distributions	12,298,804	131,093,947	5,070,695	101,991,902
Shares redeemed	(17,856,324)	(243,739,803)	(19,906,472)	(423,748,047)
	(79,648)	(34,662,169)	(11,787,702)	(258,744,748)
Investor Shares
Shares sold	1,387,145	15,923,386	1,059,119	22,245,923
Reinvestment of distributions	7,767,745	82,646,818	3,148,574	63,278,078
Shares redeemed	(8,649,985)	(116,019,887)	(8,652,881)	(181,621,659)
	504,905	(17,449,683)	(4,445,188)	(96,097,658)
Class P Shares(a)
Shares sold	7,725	98,619	2,176,595	45,658,034
Reinvestment of distributions	1,510,043	16,095,647	33,863	714,643
Shares redeemed	(1,530,723)	(19,112,068)	(165,674)	(3,514,400)
	(12,955)	(2,917,802)	2,044,784	42,858,277
Class R Shares
Shares sold	72,508	771,304	69,947	1,431,894
Reinvestment of distributions	108,348	1,093,076	30,656	599,345
Shares redeemed	(115,019)	(1,388,816)	(122,354)	(2,459,383)
	65,837	475,564	(21,751)	(428,144)
Class R6 Shares(b)
Shares sold	233,819	2,509,233	495	10,000
Reinvestment of distributions	2,832	31,478	10	206
Shares redeemed	(36,419)	(413,335)	—	—
	200,232	2,127,376	505	10,206

NET INCREASE (DECREASE)	9,113,588	$(7,794,099)	(18,163,018)	$(399,020,614)

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018.

71

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019, which represents a period of 181 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Income Builder Fund				Rising Dividend Growth Fund
Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19		Expenses Paid for the 6 months ended 4/30/19*	Beginning Account Value 11/1/18	Ending Account Value 4/30/19		Expenses Paid for the 6 months ended 4/30/19*
Class A
Actual	$1,000.00	$1,075.90		$4.94	$1,000.00	$1,093.70		$6.07
Hypothetical 5% return	1,000.00	1,020.03	+	4.81	1,000.00	1,018.99	+	5.86
Class C
Actual	1,000.00	1,071.30		8.78	1,000.00	1,089.90		9.95
Hypothetical 5% return	1,000.00	1,016.32	+	8.55	1,000.00	1,015.27	+	9.59
Institutional
Actual	1,000.00	1,077.70		2.94	1,000.00	1,096.00		4.11
Hypothetical 5% return	1,000.00	1,021.97	+	2.86	1,000.00	1,020.88	+	3.96
Investor
Actual	1,000.00	1,076.70		3.66	1,000.00	1,095.20		4.78
Hypothetical 5% return	1,000.00	1,021.27	+	3.56	1,000.00	1,020.23	+	4.61
Class P
Actual	1,000.00	1,077.70		2.88	1,000.00	1,096.10		4.05
Hypothethical 5% return	1,000.00	1,022.02	+	2.81	1,000.00	1,020.93	+	3.91
Class R
Actual	N/A	N/A		N/A	1,000.00	1,091.80		7.36
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,017.75	+	7.10
Class R6
Actual	1,000.00	1,077.30		2.88	1,000.00	1,095.30		4.10
Hypothethical 5% return	1,000.00	1,022.02	+	2.81	1,000.00	1,020.88	+	3.96

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Income Builder	0.96%	1.71%	0.57%	0.71%	0.56%	N/A	0.56%

Rising Dividend Growth	1.17	1.92	0.79	0.92	0.78	1.42	0.79

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

72

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.38 trillion in assets under supervision as of March 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

All or a portion of the Funds’ distributions may be treated for tax purposes as a return of capital, however, the final characterization of such distributions will be reported annually on Form 1099-DIV. The final tax status of the distributions may differ substantially from the above dividend information.

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 168944-OTU-996260 DIVFOSAR-19/48.2K

Goldman Sachs Funds

Semi-Annual Report	April 30, 2019

Domestic Equity Insights Funds
Large Cap Growth Insights
Large Cap Value Insights
Small Cap Equity Insights
Small Cap Growth Insights
Small Cap Value Insights
U.S. Equity Insights
It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Domestic Equity Insights Funds

∎	LARGE CAP GROWTH INSIGHTS

∎	LARGE CAP VALUE INSIGHTS

∎	SMALL CAP EQUITY INSIGHTS

∎	SMALL CAP GROWTH INSIGHTS

∎	SMALL CAP VALUE INSIGHTS

∎	U.S. EQUITY INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

What Differentiates Goldman Sachs’

Domestic Equity Insights Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), Equity Insights combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

∎	Comprehensive – We calculate expected excess returns for more than 10,000 stocks on a daily basis.

∎	Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.

∎	Objective – Our stock selection process is free from the emotion that may lead to biased investment decisions.

∎	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

∎	We use a proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

∎	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

∎	Offer broad access to a clearly defined equity universe.

∎	Generate excess returns that are positive, consistent and repeatable.

1

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the Six-Month Period Ended April 30, 2019

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the six-month period ended April 30, 2019 (the “Reporting Period”).

Within our High Quality Business Models investment theme, we added a signal that uses novel data to help us understand consumer retail trends. We believe this signal will complement our existing suite of alternative data metrics to help us better understand retailers’ earnings growth. In addition, we added a number of signals that utilize natural language processing and regulatory filings to help us better understand the regulatory and business risks faced by companies. Within our Sentiment Analysis investment theme, we enhanced our existing signals that use machine learning to help understand sell-side analyst sentiment. With a larger corpus of sell-side research reports to analyze, we have introduced a new machine learning algorithm to help classify sentiment.

2

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

Market Review

U.S. equities generated positive returns during the six-month period ended April 30, 2019 (the “Reporting Period”), with Federal Reserve (“Fed”) monetary policy, economic growth expectations, corporate earnings results and geopolitics dominating market sentiment.

When the Reporting Period began in November 2018, U.S. equities gained following a volatile prior month. Trade and political uncertainty persisted, but U.S. stocks were buoyed by dovish comments from Fed Chair Jerome Powell and by seemingly encouraging progress toward China-U.S. trade talks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) The U.S. midterm elections on November 6th resulted in a divided government, as had been widely anticipated, with the Democrats gaining control of the House of Representatives and the Republicans maintaining their majority in the Senate. U.S. economic data remained strong, with Gross Domestic Product (“GDP”) growing at an annualized pace of 3.5% in the third quarter of 2018, following a 4.2% annualized GDP growth rate in the second calendar quarter. However, the rally was short-lived, as U.S. equities plunged in December 2018 on renewed investor fears, sparked by the arrest of a Chinese technology executive, a partial U.S. federal government shutdown and the U.S. President’s criticism of Fed Chair Powell.

U.S. equities rallied in January 2019, rebounding after a challenging and volatile 2018. The U.S. federal government shutdown and decelerating emerging markets demand were headwinds, but U.S. equities were supported by dovish Fed commentary, headlines of easing U.S.-China trade tensions and strong corporate earnings reports. The December 2018 labor market report was solid, with the U.S. economy adding 312,000 jobs, and the annualized growth rate in average hourly earnings reaching a cycle high of 3.2%. Other U.S. activity data were mixed. The Institute for Supply Management’s manufacturing and non-manufacturing indices declined to 54.1 and 57.6, respectively, in December 2018. Flash Purchasing Managers Indices data for January 2019 indicated growth stabilization in the U.S. but continued downward paths for other key advanced economies, such as Europe and Japan. Toward month end, U.S. equities were buoyed by a temporary end to the U.S. federal government shutdown. Also supportive was the Fed keeping its monetary policy unchanged at its January 2019 meeting and delivering dovish tilts, including the statement it will be “patient” as it determines “future adjustments” of interest rates and its description of inflationary pressures as “muted.”

The U.S. stock market continued to rally in February 2019, extending January’s gains. U.S. equities were buoyed by promising developments in U.S.-China trade talks, further indications of the Fed’s dovish stance and evidence of a solid U.S. economy. The U.S. equities market was primarily fixated on U.S.-China trade negotiations, and investors rallied around the headline that enough progress had been made to avert the increase in tariffs on Chinese goods that had been scheduled for March 1st. After confirming the shift in its thinking in January 2019 to prioritize “patience,” the Fed maintained its dovish stance by announcing its intention to maintain a larger balance sheet and therefore stop its quantitative tightening, or the shrinking of the Fed balance sheet as securities mature, by the end of the calendar year, a move that pushed longer-term yields down and pushed U.S. equity indices higher. The release of a fourth quarter 2018 GDP annualized growth rate of 2.6% illustrated that the U.S. economy was moderating but remained seemingly healthy. U.S. unemployment came in persistently at 4.05%, and private payrolls grew by 296,000 in January 2019, beating consensus expectations by 90,000.

In March 2019, U.S. equities recorded positive returns, driving double-digit gains for the first calendar quarter overall. Fed commentary provided a supportive background for U.S. equities, as Fed Chair Powell reiterated a “patient” approach to monetary policy that included a pause in interest rate hikes and a nearing end to its balance sheet runoff. The U.S. unemployment rate remained well below trend at 3.8% in February 2019, with a steady increase in wages of 3.4%

3

MARKET REVIEW

year-over-year. Housing data continued to show strength in the first calendar quarter, with new home sales reaching 667,000 in February 2019, bringing the three-month average up to 630,000. Strength in housing data seemed partially related to a steep decline in mortgage rates, resulting, in turn, from a more cautious Fed. The University of Michigan Consumer Sentiment Index was a point of significant strength in the U.S. economy, steadily climbing in each month of the first calendar quarter and eventually reaching 98.4 in March 2019, its highest level in six months. However, fourth quarter 2018 GDP growth was revised down 0.4% in March to a 2.2% annualized rate. While the revision was further evidence of a slowing U.S. economy, the result was largely priced in by U.S. equity markets and thus had limited effect on stock prices outside of the financials sector, which tends to be more rate sensitive.

During April 2019, U.S. equities extended their March gains, supported by a relatively accommodative Fed, consensus anticipation of a rebound in Chinese economic growth and widespread expectations of a resolution to trade negotiations between the U.S. and China. U.S. equities received additional support from a healthy start to the first quarter 2019 corporate earnings season. Consensus estimates had come down since the beginning of the calendar year, but a significant number of companies were able to deliver positive surprises. Within the broader economic backdrop, the U.S. labor market report for March 2019 eased near-term recession concerns, as the 196,000 payroll gain came in above consensus expectations. Year-over-year wage growth of 3.3% appeared high enough to support real wage growth and, by extension, consumption, without prompting fears at the Fed of rising inflationary pressures. The first estimate of first quarter 2019 GDP annualized growth was 3.2%, a signal the U.S. economy was still growing at an above-trend rate.

For the Reporting Period overall, the S&P 500® Index (with dividends reinvested) returned 9.76%, with all 11 of its sectors generating positive absolute returns. Consumer discretionary, information technology, real estate and industrials were the best performing sectors in the S&P 500® Index. The weakest performing sectors in the S&P 500® Index were energy, health care, consumer staples and financials.

In terms of market capitalization, all segments posted solid positive absolute returns, but on a relative basis, mid-cap stocks, as measured by the Russell Midcap® Index, performed best, followed closely by large-cap stocks, as measured by the Russell 1000® Index, and then, at some distance, by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

PORTFOLIO RESULTS

Goldman Sachs Large Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital, with dividend income as a secondary consideration.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 9.70%, 9.27%, 9.89%, 9.61%, 9.84%, 9.90%, 9.53% and 9.91%, respectively. These returns compare to the 12.09% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with all four of our quantitative model’s investment themes detracting from performance. Stock selection driven by these investment themes hurt relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes — Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends — detracted from the Fund’s relative performance. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

5

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection hurt the Fund’s relative performance, highlighted by holdings in the health care, energy and materials sectors. On the other hand, the Fund benefited from stock selection in communication services.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund was hurt during the Reporting Period by overweight positions relative to the Index in HCA Healthcare, a health care facility operator; Humana, a health care insurance company; and Abiomed, a medical implant device manufacturer. The Fund’s overweight in all three stocks was predominantly due to our Sentiment Analysis and High Quality Business Models investment themes.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund benefited from overweight positions in technology company Apple and cybersecurity firm Palo Alto Networks. Both overweights were established largely because of our High Quality Business Models investment theme. In addition, the Fund’s underweight in tobacco maker Altria Group added to performance, a position driven by our Sentiment Analysis and Market Themes & Trends investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the financials, utilities, real estate and health care sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples, communication services, industrials and information technology sectors. The Fund was relatively neutral compared to the Index in the consumer discretionary, energy and materials sectors at the end of the Reporting Period.

6

FUND BASICS

Large Cap Growth Insights Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]

Class A	9.70%	12.09%
Class C	9.27	12.09
Institutional	9.89	12.09
Service	9.61	12.09
Investor	9.84	12.09
Class P	9.90	12.09
Class R	9.53	12.09
Class R6	9.91	12.09

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Russell 1000® Growth Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.84%	11.01%	15.89%	6.41%	5/1/97
Class C	4.85	11.43	15.66	5.15	8/15/97
Institutional	7.15	12.71	17.00	7.10	5/1/97
Service	6.59	12.15	16.42	6.58	5/1/97
Investor	6.99	12.54	16.82	8.90	11/30/07
Class P	N/A	N/A	N/A	5.32	4/16/18
Class R	6.45	11.98	16.25	8.37	11/30/07
Class R6	7.13	N/A	N/A	11.81	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.92%	0.95%
Class C	1.67	1.70
Institutional	0.53	0.56
Service	1.03	1.06
Investor	0.67	0.70
Class P	0.52	0.55
Class R	1.17	1.20
Class R6	0.52	0.55

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/19[5]

Holding	% of Net Assets	Line of Business

Apple, Inc.	7.8%	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	5.8	Internet & Direct Marketing Retail
Microsoft Corp.	5.7	Software
Facebook, Inc. Class A	3.3	Interactive Media & Services
Alphabet, Inc. Class A	2.6	Interactive Media & Services
Alphabet, Inc. Class C	2.6	Interactive Media & Services
Visa, Inc. Class A	2.1	IT Services
Union Pacific Corp.	1.8	Road & Rail
American Tower Corp.	1.6	Equity Real Estate Investment Trusts (REITs)
Gilead Sciences, Inc.	1.5	Biotechnology

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

8

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets as of April 30, 2019. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Value Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 5.10%, 4.73%, 5.27%, 5.07%, 5.27%, 5.33%, 4.95% and 5.33%, respectively. These returns compare to the 7.90% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with all four of our quantitative model’s investment themes detracting from returns. Stock selection driven by these investment themes hurt relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes — Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends — detracted from the Fund’s relative performance. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

10

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection detracted from the Fund’s relative performance, led by investments in the health care, energy and communication services sectors. Stock selection in two sectors — information technology and utilities — contributed positively to relative returns.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund was hampered by overweight positions relative to the Index in Conagra Brands, a packaged food company, and in Humana and Anthem, both health insurance companies. We decided to overweight Conagra Brands mainly because of our Market Themes & Trends and Sentiment Analysis investment themes. Overweight positions in Humana and Anthem were chosen largely due to our Sentiment Analysis and High Quality investment themes.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund benefited from underweight positions in CVS Health, a retail pharmacy chain and pharmacy benefit manager, and in Walgreens Boots Alliance, which owns pharmacy chains and a number of pharmaceutical manufacturing, wholesale and distribution companies. Our decision to underweight CVS Health added to relative returns, driven predominantly by our High Quality Business Models investment theme. The underweight in Walgreens Boots Alliance was established primarily due to our Market Themes & Trends and High Quality Business Models investment themes. Additionally, the Fund’s overweight compared to the Index in semiconductor maker NXP Semiconductors boosted relative performance, a position implemented largely as a result of our High Quality Business Models and Fundamental Mispricings investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the financials and utilities sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples and communication services sectors. The Fund was relatively neutral in the health care, real estate, energy, materials, industrials, consumer discretionary and information technology sectors at the end of the Reporting Period.

11

FUND BASICS

Large Cap Value Insights Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]

Class A	5.10%	7.90%
Class C	4.73	7.90
Institutional	5.27	7.90
Service	5.07	7.90
Investor	5.27	7.90
Class P	5.33	7.90
Class R	4.95	7.90
Class R6	5.33	7.90

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Russell 1000® Value Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-2.54%	6.79%	13.67%	5.63%	12/31/98
Class C	1.29	7.20	13.47	5.13	12/31/98
Institutional	3.49	8.42	14.77	6.34	12/31/98
Service	2.95	7.88	14.20	5.81	12/31/98
Investor	3.33	8.26	14.61	6.25	11/30/07
Class P	N/A	N/A	N/A	1.52	4/16/18
Class R	2.84	7.72	14.04	5.73	11/30/07
Class R6	3.50	N/A	N/A	8.57	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.03%
Class C	1.70	1.78
Institutional	0.56	0.64
Service	1.06	1.14
Investor	0.70	0.78
Class P	0.55	0.63
Class R	1.20	1.28
Class R6	0.55	0.63

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/19[5]

Holding	% of Net Assets	Line of Business

Wells Fargo & Co.	2.5%	Banks
Citigroup, Inc.	2.2	Banks
Philip Morris International, Inc.	1.9	Tobacco
JPMorgan Chase & Co.	1.8	Banks
Berkshire Hathaway, Inc. Class B	1.7	Diversified Financial Services
Exxon Mobil Corp.	1.6	Oil, Gas & Consumable Fuels
Anthem, Inc.	1.5	Health Care Providers & Services
ConocoPhillips	1.5	Oil, Gas & Consumable Fuels
Exelon Corp.	1.3	Electric Utilities
Johnson & Johnson	1.3	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

13

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

14

PORTFOLIO RESULTS

Goldman Sachs Small Cap Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 4.15%, 3.80%, 4.36%, 4.14%, 4.33%, 4.39%, 4.04% and 4.38%, respectively. These returns compare to the 6.06% cumulative total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with all four of our quantitative model’s investment themes detracting from performance. Stock selection driven by these investment themes hurt relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes — Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends — detracted from the Fund’s relative performance. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

15

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection hurt the Fund’s performance, with investments in the information technology, consumer staples and materials sectors detracting most. Holdings in the communication services, real estate and health care sectors added to the Fund’s relative returns.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund was hindered by its overweight positions compared to the Index in nutrition and weight loss company Medifast, fashion retailer Express and molecular diagnostic company Myriad Genetics. The overweight in Medifast was established primarily as a result of our High Quality Business Models and Sentiment Analysis investment themes. We chose to overweight the Fund’s position in Express primarily due to our Fundamental Mispricings and High Quality Business Models investment themes. Largely because of our Fundamental Mispricings and Market Themes & Trends investment themes, the Fund was overweight Myriad Genetics.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund was helped during the Reporting Period by its overweights in telecommunications companies Sinclair Broadcast Group and Nexstar Media Group. The overweight in Sinclair Broadcast Group was established predominantly due to our High Quality Business Models investment theme. The overweight in Nexstar Media Group was driven by our Sentiment Analysis and High Quality Business Models investment themes. In addition, a modest underweight in biotechnology company Loxo Oncology contributed positively, a position implemented largely because of our Market Themes & Trends and Fundamental Mispricings investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the communication services and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the information technology, health care, industrials and utilities sectors. The Fund was relatively neutral versus the Index in the financials, consumer discretionary, real estate, energy and consumer staples sectors at the end of the Reporting Period.

16

FUND BASICS

Small Cap Equity Insights Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	Russell 2000® Index[2]

Class A	4.15%	6.06%
Class C	3.80	6.06
Institutional	4.36	6.06
Service	4.14	6.06
Investor	4.33	6.06
Class P	4.39	6.06
Class R	4.04	6.06
Class R6	4.38	6.06

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Russell 2000® Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-3.82%	6.65%	15.15%	6.65%	8/15/97
Class C	0.01	7.06	14.94	6.15	8/15/97
Institutional	2.18	8.30	16.26	7.35	8/15/97
Service	1.67	7.76	15.67	6.82	8/15/97
Investor	2.04	8.14	16.10	8.13	11/30/07
Class P	N/A	N/A	N/A	-0.61	4/16/18
Class R	1.52	7.60	15.51	7.60	11/30/07
Class R6	2.16	N/A	N/A	8.69	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	1.31%
Class C	1.98	2.06
Institutional	0.84	0.92
Service	1.34	1.42
Investor	0.98	1.06
Class P	0.83	0.91
Class R	1.48	1.56
Class R6	0.83	0.91

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/19[5]

Holding	% of Net Assets	Line of Business

HubSpot, Inc.	0.9%	Software
Nexstar Media Group, Inc. Class A	0.9	Media
Sinclair Broadcast Group, Inc. Class A	0.8	Media
First Industrial Realty Trust, Inc.	0.8	Equity Real Estate Investment Trusts (REITs)
Rexford Industrial Realty, Inc.	0.8	Equity Real Estate Investment Trusts (REITs)
New Relic, Inc.	0.8	Software
Portland General Electric Co.	0.8	Electric Utilities
Delek US Holdings, Inc.	0.8	Oil, Gas & Consumable Fuels
Terreno Realty Corp.	0.7	Equity Real Estate Investment Trusts (REITs)
Planet Fitness, Inc. Class A	0.7	Hotels, Restaurants & Leisure

[5]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

18

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.7% of the Fund’s net assets as of April 30, 2019. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

19

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 5.56%, 5.20%, 5.78%, 5.69%, 5.78%, 5.42% and 5.78%, respectively. These returns compare to the 8.27% cumulative total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with all four of our quantitative model’s investment themes detracting from performance. Stock selection driven by these investment themes hurt relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes — Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends — detracted from the Fund’s relative performance. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

20

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection had a negative impact on the Fund’s performance, with holdings in the consumer discretionary, information technology and consumer staples sectors detracting most. On the positive side, investments in the health care, communication services and financials sectors bolstered relative returns.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund was hurt by its overweight positions relative to the Index in nutrition and weight loss company Medifast, biopharmaceutical company Ligand Pharmaceuticals and cloud communications services provider Vonage Holdings. We chose to overweight Medifast due primarily to our High Quality Business Models investment theme. The Fund’s overweight in Ligand Pharmaceuticals was largely driven by our Fundamental Mispricings and Sentiment Analysis investment themes. An overweight in Vonage Holdings was implemented primarily due to our High Quality Business Models and Sentiment Analysis investment themes.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund was helped by its modest underweight versus the Index in biotechnology company Loxo Oncology, a position established due primarily to our Fundamental Mispricings and Market Themes & Trends investment themes. In addition, an overweight in telecommunications company Sinclair Broadcast Group boosted the Fund’s relative performance, a position taken mainly because of our High Quality Business Models investment theme. The overweight in Nexstar Media Group, also a telecommunications company, that contributed positively to the Fund’s relative returns during the Reporting Period, was largely based on our Sentiment Analysis and High Quality Business Models investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the communication services and financials sectors relative to the Index. Compared to the Index, the Fund was underweight the information technology, industrials and health care sectors. The Fund was relatively neutral compared to the Index in the consumer discretionary, energy, materials, consumer staples, real estate and utilities sectors at the end of the Reporting Period.

21

FUND BASICS

Small Cap Growth Insights Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	Russell 2000 Growth® Index[2]

Class A	5.56%	8.27%
Class C	5.20	8.27
Institutional	5.78	8.27
Investor	5.69	8.27
Class P	5.78	8.27
Class R	5.42	8.27
Class R6	5.78	8.27

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Growth Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-2.02%	7.55%	16.35%	7.24%	6/25/07
Class C	1.87	7.97	16.15	6.95	6/25/07
Institutional	4.08	9.20	17.48	8.18	6/25/07
Investor	3.91	9.04	17.31	9.24	11/30/07
Class P	N/A	N/A	N/A	1.47	4/16/18
Class R	3.40	8.50	16.72	8.69	11/30/07
Class R6	4.08	N/A	N/A	8.95	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

22

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.23%	1.32%
Class C	1.98	2.07
Institutional	0.84	0.93
Investor	0.98	1.07
Class P	0.83	0.92
Class R	1.48	1.57
Class R6	0.83	0.92

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/19[5]

Holding	% of Net Assets	Line of Business

HubSpot, Inc.	1.2%	Software
Nexstar Media Group, Inc. Class A	1.1	Media
Etsy, Inc.	1.0	Internet & Direct Marketing Retail
New Relic, Inc.	1.0	Software
Planet Fitness, Inc. Class A	0.9	Hotels, Restaurants & Leisure
Array BioPharma, Inc.	0.9	Biotechnology
Repligen Corp.	0.8	Biotechnology
The Trade Desk, Inc. Class A	0.8	Software
Insperity, Inc.	0.8	Professional Services
Sinclair Broadcast Group, Inc. Class A	0.8	Media

[5]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

23

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.9% of the Fund’s net assets as of April 30, 2019. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

24

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Value Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 3.29%, 2.95%, 3.48%, 3.42%, 3.50%, 3.15% and 3.48%, respectively. These returns compare to the 3.77% cumulative total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index. Collectively, our quantitative model’s four investment themes had a modestly negative impact on performance. The Fund was also hurt by certain individual stock positions based on our investment themes.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our four investment themes — Sentiment Analysis, Fundamental Mispricings and Market Themes & Trends — added to relative returns. However, these results were offset by our High Quality Business Models investment theme, which had a negative impact on the Fund’s performance.

Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its

25

PORTFOLIO RESULTS

sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund was hampered by certain individual stock positions, with investments in the information technology, consumer staples and materials sectors detracting from relative returns. Holdings in the communication services, health care and real estate sectors bolstered the Fund’s relative performance.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual positions, the Fund was hurt by an underweight versus the Index in Cree, which makes lighting-class light emitting diodes (“LEDs”), lighting products and products for power and radio-frequency applications. The positioning was primarily driven by our High Quality Business Models and Fundamental Mispricings investment themes. An overweight in nutrition and weight loss company Medifast also dampened relative returns, a position largely based on our High Quality Business Models investment theme. The Fund’s overweight in food and beverage company Dean Foods diminished performance, a position implemented because of our Market Themes & Trends, Fundamental Mispricings and High Quality Business Models investment themes.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund benefited from its overweight positions in telecommunications companies Sinclair Broadcast Group and Nexstar Media Group as well as in Fabrinet, a provider of optical packaging and precision optical, electro-mechanical and electronic manufacturing services. The overweight in Sinclair Broadcast Group was due primarily to our High Quality Business Models investment theme. Our Sentiment Analysis and High Quality Business Models investment themes mainly fueled the Fund’s overweights in Nexstar Media Group and Fabrinet.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the materials, communication services and consumer discretionary sectors relative to the Index. Compared to the Index, the Fund was underweight the financials, information technology, industrials and utilities sectors. The Fund was relatively neutral compared to the Index in the health care, energy, consumer staples and real estate sectors at the end of the Reporting Period.

26

FUND BASICS

Small Cap Value Insights Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	Russell 2000® Value Index[2]

Class A	3.29%	3.77%
Class C	2.95	3.77
Institutional	3.48	3.77
Investor	3.42	3.77
Class P	3.50	3.77
Class R	3.15	3.77
Class R6	3.48	3.77

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-5.77%	5.55%	14.31%	4.88%	6/25/07
Class C	-2.00	5.96	14.09	4.59	6/25/07
Institutional	0.09	7.18	15.41	5.82	6/25/07
Investor	-0.04	7.02	15.23	7.38	11/30/07
Class P	N/A	N/A	N/A	-2.95	4/16/18
Class R	-0.55	6.48	14.66	6.87	11/30/07
Class R6	0.10	N/A	N/A	8.57	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

27

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	1.40%
Class C	1.98	2.15
Institutional	0.84	1.01
Investor	0.98	1.15
Class P	0.83	1.00
Class R	1.48	1.65
Class R6	0.83	1.00

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/19[5]

Holding	% of Net Assets	Line of Business

IDACORP, Inc.	1.0%	Electric Utilities
Portland General Electric Co.	1.0	Electric Utilities
Cousins Properties, Inc.	0.9	Equity Real Estate Investment Trusts (REITs)
Darling Ingredients, Inc.	0.8	Food Products
Rexford Industrial Realty, Inc.	0.8	Equity Real Estate Investment Trusts (REITs)
RLJ Lodging Trust	0.8	Equity Real Estate Investment Trusts (REITs)
First Industrial Realty Trust, Inc.	0.8	Equity Real Estate Investment Trusts (REITs)
NorthWestern Corp.	0.8	Multi-Utilities
Louisiana-Pacific Corp.	0.8	Paper & Forest Products
Sinclair Broadcast Group, Inc. Class A	0.8	Media

[5]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

28

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets as of April 30, 2019. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

29

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 6.65%, 6.30%, 6.86%, 6.61%, 6.78%, 6.87%, 6.54% and 6.84%, respectively. These returns compare to the 9.76% cumulative total return of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with all four of our quantitative model’s investment themes detracting from results. Stock selection driven by these investment themes diminished relative performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes — Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends — detracted from the Fund’s relative performance. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

30

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection hampered the Fund’s performance, with investments in the health care sector detracting most. Holdings in the energy, consumer discretionary and consumer staples sectors also had a negative impact on relative returns. On the positive side, the Fund benefited from stock selection in information technology and, to a lesser extent, utilities.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund was hindered by overweight positions relative to the Index in packaged food company Conagra Brands, health insurer Anthem and energy company ConocoPhilips. The overweight in Conagra Brands was largely due to our Market Themes & Trends and Sentiment Analysis investment themes. The Fund’s overweight in Anthem was driven by our Sentiment Analysis and High Quality Business Models investment themes. Mainly because of our High Quality Business Models investment theme, the Fund was overweight ConocoPhillips.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund was aided by overweight positions in technology company Apple, cybersecurity firm Palo Alto Networks and fast casual restaurant chain Chipotle Mexican Grill. The overweights in Apple and Chipotle Mexican Grill were established primarily because of our High Quality Business Models investment theme. The Fund was overweight Palo Alto Networks due to our Market Themes & Trends, High Quality Business Models and Sentiment Analysis investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the financials, utilities and real estate sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples and communication services sectors. The Fund was relatively neutral compared to the Index in the consumer discretionary, health care, energy, materials, industrials and information technology sectors at the end of the Reporting Period.

31

FUND BASICS

U.S. Equity Insights Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]

Class A	6.65%	9.76%
Class C	6.30	9.76
Institutional	6.86	9.76
Service	6.61	9.76
Investor	6.78	9.76
Class P	6.87	9.76
Class R	6.54	9.76
Class R6	6.84	9.76

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the S&P 500® Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.74%	8.60%	14.43%	8.43%	5/24/91
Class C	3.24	9.01	14.23	5.70	8/15/97
Institutional	5.44	10.26	15.54	8.89	6/15/95
Service	4.91	9.72	14.97	7.55	6/7/96
Investor	5.29	10.10	15.36	7.56	11/30/07
Class P	N/A	N/A	N/A	3.54	4/16/18
Class R	4.78	9.56	14.80	7.03	11/30/07
Class R6	5.46	N/A	N/A	9.92	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

32

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.94%	1.01%
Class C	1.69	1.76
Institutional	0.55	0.62
Service	1.05	1.12
Investor	0.69	0.76
Class P	0.54	0.61
Class R	1.19	1.26
Class R6	0.54	0.61

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/19[5]

Holding	% of Net Assets	Line of Business

Apple, Inc.	4.6%	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	3.3	Internet & Direct Marketing Retail
Microsoft Corp.	3.1	Software
Facebook, Inc. Class A	1.9	Interactive Media & Services
Wells Fargo & Co.	1.8	Banks
Visa, Inc. Class A	1.8	IT Services
Citigroup, Inc.	1.7	Banks
Alphabet, Inc. Class A	1.5	Interactive Media & Services
Alphabet, Inc. Class C	1.5	Interactive Media & Services
Union Pacific Corp.	1.5	Road & Rail

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

33

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets as of April 30, 2019. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

34

FUND BASICS

Index Definitions

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

35

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 99.2%
Aerospace & Defense – 2.7%
31,855	Curtiss-Wright Corp.	$3,629,559
74,312	Harris Corp.	12,521,572
252,744	Spirit AeroSystems Holdings, Inc. Class A	21,963,454
56,702	The Boeing Co.	21,415,778

		59,530,363

Air Freight & Logistics*(a) – 0.1%
32,949	XPO Logistics, Inc.	2,243,168

Auto Components – 0.8%
129,745	Lear Corp.	18,553,535

Automobiles – 0.6%
17,105	Tesla, Inc.*(a)	4,082,793
139,790	Thor Industries, Inc.	9,207,967

		13,290,760

Banks – 3.9%
319,640	Citigroup, Inc	22,598,548
289,040	Comerica, Inc.	22,715,653
70,608	SVB Financial Group*	17,773,446
132,192	Western Alliance Bancorp*	6,316,134
378,192	Zions Bancorp NA	18,656,211

		88,059,992

Beverages – 1.5%
47,484	Brown-Forman Corp. Class B	2,530,422
447,579	Monster Beverage Corp.*	26,675,708
23,692	PepsiCo, Inc.	3,033,761
17,309	The Coca-Cola Co.	849,180

		33,089,071

Biotechnology – 6.3%
401,665	AbbVie, Inc.	31,888,184
70,454	Biogen, Inc.*	16,150,875
155,089	BioMarin Pharmaceutical, Inc.*	13,264,762
92,158	Celgene Corp.*	8,723,676
14,236	Exelixis, Inc.*	279,880
498,504	Gilead Sciences, Inc.	32,422,700
241,372	Incyte Corp.*	18,537,370
21,444	Neurocrine Biosciences, Inc.*	1,549,115
104,726	Vertex Pharmaceuticals, Inc.*	17,696,599

		140,513,161

Building Products – 0.9%
16,221	Lennox International, Inc.	4,403,191
416,405	Masco Corp.	16,264,779

		20,667,970

Capital Markets – 0.8%
7,541	MSCI, Inc.	1,699,590
38,206	SEI Investments Co.	2,080,317
205,541	State Street Corp.	13,906,904

		17,686,811

Common Stocks – (continued)
Chemicals – 1.6%
368,016	Axalta Coating Systems Ltd.*	9,929,072
33,571	CF Industries Holdings, Inc.	1,503,309
52,425	The Sherwin-Williams Co.	23,844,463

		35,276,844

Commercial Services & Supplies – 0.2%
43,969	Waste Management, Inc.	4,719,632

Communications Equipment* – 1.2%
39,351	Arista Networks, Inc.	12,288,924
90,272	F5 Networks, Inc.	14,163,677

		26,452,601

Consumer Finance – 0.1%
69,275	Ally Financial, Inc.	2,058,160

Containers & Packaging – 1.1%
99,972	Berry Global Group, Inc.*	5,878,353
409,127	Sealed Air Corp.	19,073,501

		24,951,854

Diversified Consumer Services* – 0.3%
51,106	Bright Horizons Family Solutions, Inc.	6,549,234

Diversified Financial Services – 1.0%
397,936	Voya Financial, Inc.	21,842,707

Electric Utilities – 0.9%
408,168	Exelon Corp.	20,796,160

Electrical Equipment – 0.4%
94,187	AMETEK, Inc.	8,304,468

Electronic Equipment, Instruments & Components – 0.7%
74,514	Keysight Technologies, Inc.*	6,484,954
182,451	National Instruments Corp.	8,593,442

		15,078,396

Energy Equipment & Services – 0.3%
268,233	TechnipFMC PLC	6,595,849

Entertainment – 1.1%
63,288	Netflix, Inc.*	23,450,735
8,682	The Walt Disney Co.	1,189,174

		24,639,909

Equity Real Estate Investment Trusts (REITs) – 3.5%
183,308	American Tower Corp.	35,800,052
55,128	CoreSite Realty Corp.	6,031,554
35,122	Duke Realty Corp.	1,092,997
1,092,891	Host Hotels & Resorts, Inc.	21,027,223
170,568	Lamar Advertising Co. Class A	14,100,857

		78,052,683

Food & Staples Retailing* – 0.4%
224,491	US Foods Holding Corp.	8,205,146

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Food Products – 0.0%
5,307	Ingredion, Inc.	$502,838

Health Care Equipment & Supplies – 1.4%
7,343	ABIOMED, Inc.*	2,037,022
44,249	Align Technology, Inc.*	14,366,765
122,526	Hill-Rom Holdings, Inc.	12,426,587
2,071	Varian Medical Systems, Inc.*	282,008
19,129	West Pharmaceutical Services, Inc.	2,367,979

		31,480,361

Health Care Providers & Services – 3.5%
10,929	Anthem, Inc.	2,874,655
191,228	HCA Healthcare, Inc.	24,329,938
108,577	Humana, Inc.	27,731,651
22,143	McKesson Corp.	2,640,553
64,319	Molina Healthcare, Inc.*	8,337,672
55,180	UnitedHealth Group, Inc.	12,860,803

		78,775,272

Hotels, Restaurants & Leisure – 3.0%
297,301	Hilton Worldwide Holdings, Inc.	25,862,214
364,161	Las Vegas Sands Corp.	24,416,995
346,244	Yum China Holdings, Inc.	16,460,440

		66,739,649

Household Durables – 0.1%
8,494	Whirlpool Corp.	1,179,137

Household Products – 0.3%
104,553	Colgate-Palmolive Co.	7,610,413

Independent Power and Renewable Electricity Producers – 0.6%
51,725	AES Corp.	885,532
332,806	NRG Energy, Inc.	13,701,623

		14,587,155

Insurance – 1.7%
47,146	Aon PLC	8,492,880
401,292	Arch Capital Group Ltd.*	13,555,644
107,561	Athene Holding Ltd. Class A*	4,857,455
127,979	The Progressive Corp.	10,001,559

		36,907,538

Interactive Media & Services – 8.9%
48,957	Alphabet, Inc. Class A*	58,697,485
48,529	Alphabet, Inc. Class C*	57,675,746
379,325	Facebook, Inc. Class A*	73,361,455
67,126	Match Group, Inc.	4,054,410
103,815	Twitter, Inc.*	4,143,257

		197,932,353

Internet & Direct Marketing Retail – 7.6%
67,241	Amazon.com, Inc.*	129,541,131
7,516	Booking Holdings, Inc.*	13,942,105
612,952	eBay, Inc.	23,751,890
14,841	Expedia Group, Inc.	1,926,956

		169,162,082

Common Stocks – (continued)
IT Services – 7.4%
367,490	Black Knight, Inc.*	20,733,786
12,617	EPAM Systems, Inc.*	2,262,985
80,991	Fidelity National Information Services, Inc.	9,389,287
108,882	GoDaddy, Inc. Class A*	8,873,883
113,050	International Business Machines Corp.	15,857,523
78,597	Mastercard, Inc. Class A	19,982,501
236,467	PayPal Holdings, Inc.*	26,666,384
15,457	Square, Inc. Class A*	1,125,579
67,179	VeriSign, Inc.*	13,264,493
278,953	Visa, Inc. Class A	45,868,242

		164,024,663

Life Sciences Tools & Services* – 0.6%
16,277	Mettler-Toledo International, Inc.	12,130,597
8,571	PRA Health Sciences, Inc.	829,844

		12,960,441

Machinery – 2.6%
469,147	Allison Transmission Holdings, Inc.	21,984,228
139,065	Caterpillar, Inc.	19,388,442
59,579	Gardner Denver Holdings, Inc.*	2,010,791
8,563	IDEX Corp.	1,341,480
25,363	Ingersoll-Rand PLC	3,109,757
57,856	Parker-Hannifin Corp.	10,476,565

		58,311,263

Media – 0.0%
49,671	News Corp. Class A	616,914

Oil, Gas & Consumable Fuels – 1.2%
36,669	ConocoPhillips	2,314,547
44,817	Marathon Oil Corp.	763,682
170,738	Occidental Petroleum Corp.	10,053,053
50,117	Parsley Energy, Inc. Class A*	1,000,335
134,977	Phillips 66	12,724,282

		26,855,899

Personal Products – 0.4%
109,294	Herbalife Nutrition Ltd.*	5,776,188
20,475	The Estee Lauder Cos., Inc. Class A	3,517,810

		9,293,998

Pharmaceuticals – 1.4%
593,384	Bristol-Myers Squibb Co.	27,550,819
22,785	Jazz Pharmaceuticals PLC*	2,956,810

		30,507,629

Professional Services – 0.9%
23,282	CoStar Group, Inc.*	11,553,692
133,389	Robert Half International, Inc.	8,282,123

		19,835,815

Road & Rail – 2.1%
69,003	CSX Corp.	5,494,709
230,950	Union Pacific Corp.	40,887,388

		46,382,097

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 2.9%
99,609	Lam Research Corp.	$20,661,895
98,448	Micron Technology, Inc.*	4,140,723
224,482	NXP Semiconductors NV	23,709,789
444,328	ON Semiconductor Corp.*	10,246,204
58,569	Xilinx, Inc.	7,036,479

		65,795,090

Software – 11.6%
25,833	Cadence Design Systems, Inc.*	1,792,294
242,863	Citrix Systems, Inc.	24,519,449
396,200	FireEye, Inc.*	6,347,124
183,540	Fortinet, Inc.*	17,146,307
973,832	Microsoft Corp.	127,182,459
105,004	Palo Alto Networks, Inc.*	26,128,145
19,174	Proofpoint, Inc.*	2,404,803
34,621	salesforce.com, Inc.*	5,724,582
113,655	ServiceNow, Inc.*	30,858,469
138,536	Tableau Software, Inc. Class A*	16,875,070

		258,978,702

Specialty Retail – 2.3%
5,472	AutoZone, Inc.*	5,626,912
57,784	Best Buy Co., Inc.	4,299,707
194,162	L Brands, Inc.	4,978,314
55,631	O’Reilly Automotive, Inc.*	21,060,228
73,340	The Home Depot, Inc.	14,939,358

		50,904,519

Technology Hardware, Storage & Peripherals – 7.9%
870,432	Apple, Inc.(b)	174,669,589
36,789	NetApp, Inc.	2,680,079

		177,349,668

Textiles, Apparel & Luxury Goods* – 0.3%
287,900	Under Armour, Inc. Class A	6,647,611

Trading Companies & Distributors* – 0.1%
41,263	WESCO International, Inc.	2,361,894

TOTAL COMMON STOCKS
(Cost $1,811,921,803)		$2,212,861,475

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,811,921,803)		$2,212,861,475

Shares	Distribution Rate	Value

Securities Lending Reinvestment Vehicle(c) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,556,225	2.464%	5,556,225
(Cost $5,556,225)

TOTAL INVESTMENTS – 99.5%
(Cost $1,817,478,028)		$2,218,417,700

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		11,266,611

NET ASSETS – 100.0%		$2,229,684,311

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 97.3%
Aerospace & Defense – 0.5%
1,644	Curtiss-Wright Corp.	$187,318
1,537	Spirit AeroSystems Holdings, Inc. Class A	133,565
4,630	Teledyne Technologies, Inc.*	1,150,601
28,795	Textron, Inc.	1,526,135

		2,997,619

Auto Components – 0.8%
32,496	Lear Corp.	4,646,928

Banks – 13.4%
200,044	Bank of America Corp.(a)	6,117,346
6,005	CIT Group, Inc.	319,886
187,009	Citigroup, Inc.	13,221,536
124,661	Citizens Financial Group, Inc.	4,512,728
80,086	Comerica, Inc.	6,293,959
32,037	Fifth Third Bancorp	923,306
24,231	First Hawaiian, Inc.	669,987
93,240	JPMorgan Chase & Co.	10,820,502
39,742	PacWest Bancorp	1,571,796
54,504	Popular, Inc.	3,145,426
22,789	SVB Financial Group*	5,736,447
298,882	Wells Fargo & Co.	14,468,878
95,347	Western Alliance Bancorp*	4,555,680
124,753	Zions Bancorp NA	6,154,065

		78,511,542

Beverages* – 0.2%
16,861	Monster Beverage Corp.	1,004,916

Biotechnology – 2.3%
5,606	AbbVie, Inc.	445,060
9,973	Amgen, Inc.	1,788,359
12,383	Biogen, Inc.*	2,838,679
104,804	Gilead Sciences, Inc.	6,816,452
9,547	Incyte Corp.*	733,210
4,539	Vertex Pharmaceuticals, Inc.*	767,000

		13,388,760

Building Products – 1.3%
103,360	Johnson Controls International PLC	3,876,000
94,478	Masco Corp.	3,690,311

		7,566,311

Capital Markets – 1.1%
93,128	State Street Corp.	6,301,040

Chemicals – 2.5%
58,959	Axalta Coating Systems Ltd.*	1,590,714
4,673	Celanese Corp.	504,170
81,157	CF Industries Holdings, Inc.	3,634,211
31,897	Eastman Chemical Co.	2,516,035
50,668	Huntsman Corp.	1,126,856
44,831	Olin Corp.	972,384
9,676	The Sherwin-Williams Co.	4,400,935

		14,745,305

Common Stocks – (continued)
Commercial Services & Supplies – 0.4%
22,809	Waste Management, Inc.	2,448,318

Communications Equipment – 1.8%
1,152	Arista Networks, Inc.*	359,758
94,873	Cisco Systems, Inc.	5,308,145
53,809	Juniper Networks, Inc.	1,494,276
13,740	Palo Alto Networks, Inc.*	3,418,924

		10,581,103

Construction & Engineering* – 0.3%
52,613	AECOM	1,783,581

Consumer Finance – 1.5%
199,897	Ally Financial, Inc.	5,938,940
76,122	Synchrony Financial	2,639,150

		8,578,090

Containers & Packaging – 0.8%
30,081	Berry Global Group, Inc.*	1,768,763
64,840	Sealed Air Corp.	3,022,841

		4,791,604

Diversified Consumer Services* – 0.1%
3,558	Bright Horizons Family Solutions, Inc.	455,958

Diversified Financial Services – 2.8%
45,764	Berkshire Hathaway, Inc. Class B*	9,917,517
8,334	Jefferies Financial Group, Inc.	171,430
112,282	Voya Financial, Inc.	6,163,159

		16,252,106

Diversified Telecommunication Services – 2.1%
125,740	AT&T, Inc.	3,892,910
349,430	CenturyLink, Inc.	3,990,491
76,509	Verizon Communications, Inc.	4,375,550

		12,258,951

Electric Utilities – 3.8%
89,031	American Electric Power Co., Inc.	7,616,602
157,731	Exelon Corp.	8,036,395
220,145	PPL Corp.	6,870,725

		22,523,722

Electrical Equipment – 0.5%
31,125	AMETEK, Inc.	2,744,291

Electronic Equipment, Instruments & Components – 1.3%
12,738	Jabil, Inc.	384,815
72,992	Keysight Technologies, Inc.*	6,352,494
25,254	National Instruments Corp.	1,189,463

		7,926,772

Energy Equipment & Services – 0.7%
72,256	Baker Hughes a GE Co.	1,735,589
8,681	National Oilwell Varco, Inc.	226,921
75,447	TechnipFMC PLC	1,855,242

		3,817,752

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Entertainment – 0.3%
41,132	Cinemark Holdings, Inc.	$1,729,600
2,301	Take-Two Interactive Software, Inc.*	222,806

		1,952,406

Equity Real Estate Investment Trusts (REITs) – 5.6%
167,340	American Homes 4 Rent Class A	4,012,813
30,089	American Tower Corp.	5,876,382
62,161	Camden Property Trust	6,256,505
204,100	Duke Realty Corp.	6,351,592
341,484	Host Hotels & Resorts, Inc.	6,570,152
19,634	Lamar Advertising Co. Class A	1,623,143
25,719	STORE Capital Corp.	856,957
9,306	Sun Communities, Inc.	1,145,382

		32,692,926

Food & Staples Retailing – 0.1%
4,638	Walmart, Inc.	476,972

Food Products – 1.8%
49,184	Ingredion, Inc.	4,660,184
23,356	Lamb Weston Holdings, Inc.	1,636,088
81,394	Mondelez International, Inc. Class A	4,138,885

		10,435,157

Health Care Equipment & Supplies – 0.9%
30,681	Hill-Rom Holdings, Inc.	3,111,667
17,004	Zimmer Biomet Holdings, Inc.	2,094,213

		5,205,880

Health Care Providers & Services – 4.4%
34,062	Anthem, Inc.	8,959,328
45,084	HCA Healthcare, Inc.	5,736,037
23,201	Humana, Inc.	5,925,767
11,650	McKesson Corp.	1,389,263
5,846	Molina Healthcare, Inc.*	757,817
26,122	Universal Health Services, Inc. Class B	3,314,098

		26,082,310

Hotels, Restaurants & Leisure – 2.1%
93,508	Las Vegas Sands Corp.	6,269,712
110,554	Yum China Holdings, Inc.	5,255,737
9,854	Yum! Brands, Inc.	1,028,659

		12,554,108

Household Durables – 0.8%
34,997	Whirlpool Corp.	4,858,283

Household Products – 1.8%
62,740	Colgate-Palmolive Co.	4,566,845
53,711	The Procter & Gamble Co.	5,719,147

		10,285,992

Independent Power and Renewable Electricity Producers – 1.9%
301,773	AES Corp.	5,166,354
148,485	NRG Energy, Inc.	6,113,127

		11,279,481

Common Stocks – (continued)
Insurance – 6.2%
8,528	Aon PLC	1,536,234
137,239	Arch Capital Group Ltd.*	4,635,933
140,627	Athene Holding Ltd. Class A*	6,350,715
75,118	Brighthouse Financial, Inc.*	3,139,181
33,261	First American Financial Corp.	1,897,873
66,903	Lincoln National Corp.	4,463,768
6,047	Marsh & McLennan Cos., Inc.	570,172
8,354	Old Republic International Corp.	186,795
14,426	Reinsurance Group of America, Inc.	2,185,683
30,608	The Allstate Corp.	3,032,029
129,979	Unum Group	4,798,825
4,127	White Mountains Insurance Group Ltd.	3,875,418

		36,672,626

Interactive Media & Services* – 0.0%
95	Alphabet, Inc. Class A	113,901

Internet & Direct Marketing Retail – 1.2%
62	Amazon.com, Inc.*	119,444
181,888	eBay, Inc.	7,048,160

		7,167,604

IT Services – 1.2%
14,711	Conduent, Inc.*	188,742
18,891	Fidelity National Information Services, Inc.	2,190,034
33,538	International Business Machines Corp.	4,704,375

		7,083,151

Life Sciences Tools & Services – 1.6%
74,057	Agilent Technologies, Inc.	5,813,474
12,013	Thermo Fisher Scientific, Inc.	3,333,007

		9,146,481

Machinery – 2.2%
40,893	Caterpillar, Inc.	5,701,302
12,081	Cummins, Inc.	2,008,950
985	IDEX Corp.	154,310
6,318	Ingersoll-Rand PLC	774,650
24,478	Parker-Hannifin Corp.	4,432,476

		13,071,688

Media – 1.3%
60,760	Comcast Corp. Class A	2,644,883
384,399	News Corp. Class A	4,774,235

		7,419,118

Metals & Mining* – 0.1%
13,840	Alcoa Corp.	369,251

Multi-Utilities – 2.2%
87,256	Ameren Corp.	6,349,619
17,534	CMS Energy Corp.	974,014
46,524	DTE Energy Co.	5,848,532

		13,172,165

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 8.3%
33,852	Chevron Corp.(a)	$4,064,271
140,558	ConocoPhillips	8,872,021
103,601	Devon Energy Corp.	3,329,736
5,989	EOG Resources, Inc.	575,244
114,543	Exxon Mobil Corp.	9,195,512
269,291	Marathon Oil Corp.	4,588,719
124,688	Occidental Petroleum Corp.	7,341,629
76,783	Phillips 66	7,238,333
38,562	Valero Energy Corp.	3,496,031

		48,701,496

Personal Products* – 0.1%
5,683	Herbalife Nutrition Ltd.	300,347

Pharmaceuticals – 4.4%
157,979	Bristol-Myers Squibb Co.	7,334,965
9,120	Jazz Pharmaceuticals PLC*	1,183,502
54,480	Johnson & Johnson(a)	7,692,576
29,867	Merck & Co., Inc.	2,350,832
106,258	Mylan NV*	2,867,903
115,896	Pfizer, Inc.	4,706,537

		26,136,315

Professional Services – 0.6%
8,875	IHS Markit Ltd.*	508,182
31,743	ManpowerGroup, Inc.	3,048,598
8,001	Nielsen Holdings PLC	204,266

		3,761,046

Road & Rail – 1.7%
47,575	CSX Corp.	3,788,397
35,113	Union Pacific Corp.	6,216,406

		10,004,803

Semiconductors & Semiconductor Equipment – 2.6%
97,772	Intel Corp.	4,990,283
6,350	Lam Research Corp.	1,317,180
3,830	Micron Technology, Inc.*	161,090
72,745	NXP Semiconductors NV	7,683,327
18,090	Qorvo, Inc.*	1,367,785

		15,519,665

Software – 2.2%
17,565	Citrix Systems, Inc.	1,773,362
104,858	Oracle Corp.	5,801,793
18,603	ServiceNow, Inc.*	5,050,901
4,779	Tableau Software, Inc. Class A*	582,130

		13,208,186

Specialty Retail – 1.0%
1,196	AutoZone, Inc.*	1,229,859
24,297	Best Buy Co., Inc.	1,807,940
25,683	L Brands, Inc.	658,512
5,873	O’Reilly Automotive, Inc.*	2,223,341

		5,919,652

Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 0.3%
9,759	Apple, Inc.	1,958,338

Textiles, Apparel & Luxury Goods* – 0.0%
8,699	Under Armour, Inc. Class A	200,860

Tobacco – 1.9%
129,397	Philip Morris International, Inc.	11,200,604

Trading Companies & Distributors* – 0.1%
13,249	WESCO International, Inc.	758,373

Wireless Telecommunication Services – 0.2%
37,655	Telephone & Data Systems, Inc.	1,200,441

TOTAL COMMON STOCKS
(Cost $536,494,165)		$572,234,295

Shares	Dividend Rate	Value

Investment Company(b) – 1.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
8,291,250	2.464%	$8,291,250
(Cost $8,291,250)

TOTAL INVESTMENTS – 98.7%
(Cost $544,785,415)		$580,525,545

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		7,646,516

NET ASSETS – 100.0%		$588,172,061

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

S&P 500 E-Mini Index	86	06/21/19	$12,678,550	$845,010

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 97.0%
Aerospace & Defense – 0.7%
39,401	Aerojet Rocketdyne Holdings, Inc.*	$1,334,118
12,091	Astronics Corp.*	403,114
2,601	Ducommun, Inc.*	105,548
17,986	Moog, Inc. Class A	1,684,209
11,107	Vectrus, Inc.*	450,389
59,315	Wesco Aircraft Holdings, Inc.*	500,619

		4,477,997

Air Freight & Logistics* – 0.4%
4,196	Atlas Air Worldwide Holdings, Inc.	202,625
88,282	Echo Global Logistics, Inc.	2,025,189
47,374	Radiant Logistics, Inc.	309,826

		2,537,640

Auto Components – 0.3%
25,595	Gentherm, Inc.*	1,084,204
13,373	Standard Motor Products, Inc.	668,249

		1,752,453

Banks – 7.7%
50,280	1st Source Corp.	2,354,612
8,256	Allegiance Bancshares, Inc.*	285,410
47,786	Amalgamated Bank Class A	809,973
22,853	Atlantic Capital Bancshares, Inc.*	398,556
6,051	Banner Corp.	320,824
4,250	Bridge Bancorp, Inc.	131,708
44,819	Cathay General Bancorp	1,648,891
127,529	Central Pacific Financial Corp.	3,827,145
1,302	Century Bancorp, Inc. Class A	119,354
19,439	CVB Financial Corp.	421,826
22,755	Equity Bancshares, Inc. Class A*	597,546
89,611	First Bancorp/Southern Pines NC	3,397,153
259,704	First Commonwealth Financial Corp.	3,534,571
28,577	First Financial Corp.	1,176,515
113,942	First Foundation, Inc.	1,619,116
48,787	First Internet Bancorp	1,067,947
4,679	Glacier Bancorp, Inc.	199,279
67,331	Heartland Financial USA, Inc.	3,023,162
60,733	Hilltop Holdings, Inc.	1,277,215
9,838	Home BancShares, Inc.	188,791
5,646	IBERIABANK Corp.	448,857
102,540	International Bancshares Corp.	4,252,334
252,117	Investors Bancorp, Inc.	2,962,375
35,923	LegacyTexas Financial Group, Inc.	1,439,794
7,332	Mercantile Bank Corp.	247,822
10,314	Metropolitan Bank Holding Corp.*	411,632
79,658	National Bank Holdings Corp. Class A	3,046,122
8,510	NBT Bancorp, Inc.	323,550
1,231	Nicolet Bankshares, Inc.*	75,153
5,851	Northeast Bancorp	128,254
35,478	Opus Bank	775,904
2,751	Peapack Gladstone Financial Corp.	79,586
20,768	Sierra Bancorp	549,521
2,541	Southern First Bancshares, Inc.*	93,534
51,705	Southern National Bancorp of Virginia, Inc.	771,439

Common Stocks – (continued)
Banks – (continued)
68,593	The Bancorp, Inc.*	700,335
47,165	TriCo Bancshares	1,882,355
3,492	TriState Capital Holdings, Inc.*	81,224
79,381	United Community Banks, Inc.	2,229,018

		46,898,403

Beverages – 0.2%
11,166	National Beverage Corp.(a)	625,296
2,595	The Boston Beer Co., Inc. Class A*	804,476

		1,429,772

Biotechnology* – 7.3%
68,567	ACADIA Pharmaceuticals, Inc.	1,649,036
27,742	Acceleron Pharma, Inc.	1,129,932
40,072	Amicus Therapeutics, Inc.	534,561
166,404	Array BioPharma, Inc.	3,762,394
77,359	Arrowhead Pharmaceuticals, Inc.(a)	1,390,915
14,052	BioSpecifics Technologies Corp.	941,484
24,165	Blueprint Medicines Corp.	1,827,116
57,143	CareDx, Inc.	1,554,861
12,358	Cyclerion Therapeutics, Inc.	188,212
13,268	Editas Medicine, Inc.	328,383
9,300	Fate Therapeutics, Inc.	156,240
38,752	FibroGen, Inc.	1,810,881
52,412	Genomic Health, Inc.	3,371,664
10,142	Global Blood Therapeutics, Inc.	561,867
158,574	Halozyme Therapeutics, Inc.	2,557,799
10,241	Intercept Pharmaceuticals, Inc.	882,569
53,620	Invitae Corp.	1,266,504
103,334	Ironwood Pharmaceuticals, Inc.	1,228,641
13,176	Mirati Therapeutics, Inc.	783,840
47,184	Myriad Genetics, Inc.	1,485,352
89,019	Natera, Inc.	1,701,153
94,916	Pieris Pharmaceuticals, Inc.	283,799
20,059	Prothena Corp. PLC	208,614
10,327	PTC Therapeutics, Inc.	386,436
43,921	Puma Biotechnology, Inc.	1,410,743
3,392	Ra Pharmaceuticals, Inc.	75,302
27,926	REGENXBIO, Inc.	1,407,470
59,741	Repligen Corp.	4,025,349
25,626	Ultragenyx Pharmaceutical, Inc.	1,691,316
73,337	Vanda Pharmaceuticals, Inc.	1,194,660
163,061	Veracyte, Inc.	3,729,205
44,698	Voyager Therapeutics, Inc.	943,128
45,097	Zafgen, Inc.	115,448

		44,584,874

Building Products – 1.7%
91,179	Builders FirstSource, Inc.*	1,256,447
99,217	Continental Building Products, Inc.*	2,544,916
18,938	CSW Industrials, Inc.*	1,135,333
90,229	JELD-WEN Holding, Inc.*	1,782,023
55,039	Simpson Manufacturing Co., Inc.	3,504,883

		10,223,602

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Capital Markets – 2.7%
137,415	Artisan Partners Asset Management, Inc. Class A	$3,894,341
266,897	BrightSphere Investment Group PLC	3,912,710
33,432	Greenhill & Co., Inc.	692,377
25,490	Houlihan Lokey, Inc.	1,257,167
89,289	Moelis & Co. Class A	3,656,385
60,162	Oppenheimer Holdings, Inc. Class A	1,579,252
22,232	Piper Jaffray Cos.	1,791,899

		16,784,131

Chemicals – 2.2%
1,042	Balchem Corp.	105,773
12,801	Chase Corp.	1,199,070
196,384	Ferro Corp.*	3,509,382
11,608	H.B. Fuller Co.	568,444
22,045	Innophos Holdings, Inc.	709,629
17,945	Innospec, Inc.	1,522,095
28,421	Kraton Corp.*	932,777
21,443	Minerals Technologies, Inc.	1,345,977
72,103	OMNOVA Solutions, Inc.*	533,562
40,150	PolyOne Corp.	1,109,746
43,220	Trinseo SA	1,942,739

		13,479,194

Commercial Services & Supplies – 0.8%
12,160	Deluxe Corp.	543,795
52,540	Kimball International, Inc. Class B	822,777
42,287	McGrath RentCorp	2,621,794
25,757	Mobile Mini, Inc.	927,767

		4,916,133

Communications Equipment* – 1.2%
58,798	Acacia Communications, Inc.	3,403,228
53,808	Aerohive Networks, Inc.	181,871
49,961	Casa Systems, Inc.	479,126
144,727	Extreme Networks, Inc.	1,157,816
47,392	Harmonic, Inc.	268,239
80,671	Quantenna Communications, Inc.	1,964,339

		7,454,619

Construction & Engineering – 1.1%
66,608	Aegion Corp.*	1,326,165
68,067	Comfort Systems USA, Inc.	3,682,425
13,382	Dycom Industries, Inc.*	663,613
53,102	Great Lakes Dredge & Dock Corp.*	543,233
8,970	MasTec, Inc.*	454,331

		6,669,767

Consumer Finance – 0.8%
111,080	Enova International, Inc.*	3,046,924
13,984	Green Dot Corp. Class A*	891,760
3,657	Nelnet, Inc. Class A	212,289
27,201	Regional Management Corp.*	673,769

		4,824,742

Common Stocks – (continued)
Containers & Packaging – 0.0%
16,658	Myers Industries, Inc.	298,012

Distributors – 0.4%
67,126	Core-Mark Holding Co., Inc.	2,440,030

Diversified Consumer Services* – 1.1%
10,575	American Public Education, Inc.	338,400
72,662	Chegg, Inc.	2,590,400
181,599	Houghton Mifflin Harcourt Co.	1,294,801
59,806	K12, Inc.	1,801,357
37,809	Laureate Education, Inc. Class A	595,114

		6,620,072

Diversified Financial Services* – 0.2%
19,017	Cannae Holdings, Inc.	488,166
82,449	On Deck Capital, Inc.	450,172

		938,338

Diversified Telecommunication Services – 1.2%
75,361	Cogent Communications Holdings, Inc.	4,162,188
5,899	Ooma, Inc.*	79,577
322,522	Vonage Holdings Corp.*	3,134,914

		7,376,679

Electric Utilities – 1.2%
10,216	El Paso Electric Co.	624,300
20,173	IDACORP, Inc.	1,997,531
90,411	Portland General Electric Co.	4,729,399

		7,351,230

Electrical Equipment* – 0.1%
19,412	Thermon Group Holdings, Inc.	500,635

Electronic Equipment, Instruments & Components – 3.6%
12,195	AVX Corp.	198,900
5,273	Belden, Inc.	292,915
38,310	Control4 Corp.*	666,977
4,190	CTS Corp.	125,491
15,134	ePlus, Inc.*	1,426,985
66,181	Fabrinet*	4,005,274
137,993	Fitbit, Inc. Class A*	728,603
38,147	II-VI, Inc.*	1,519,776
59,602	Insight Enterprises, Inc.*	3,372,281
81,196	Knowles Corp.*	1,532,981
29,371	Novanta, Inc.*	2,555,864
36,004	PC Connection, Inc.	1,337,909
126,763	Vishay Intertechnology, Inc.	2,511,175
48,079	Vishay Precision Group, Inc.*	1,820,752

		22,095,883

Energy Equipment & Services* – 1.6%
238,205	Helix Energy Solutions Group, Inc.	1,862,763
79,487	Matrix Service Co.	1,558,740
57,365	McDermott International, Inc.	464,083
89,048	Newpark Resources, Inc.	650,050
5,792	Oil States International, Inc.	111,902
86,357	Pioneer Energy Services Corp.	150,261

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Energy Equipment & Services* – (continued)
24,364	ProPetro Holding Corp.	$539,175
79,829	SEACOR Holdings, Inc.	3,555,584
186,329	Superior Energy Services, Inc.	668,921

		9,561,479

Entertainment – 0.7%
134,874	AMC Entertainment Holdings, Inc. Class A	2,044,690
92,889	Glu Mobile, Inc.*	1,016,205
16,095	World Wrestling Entertainment, Inc. Class A	1,349,566

		4,410,461

Equity Real Estate Investment Trusts (REITs) – 7.3%
173,825	Cedar Realty Trust, Inc.	533,643
98,652	Chesapeake Lodging Trust	2,811,582
443,634	Cousins Properties, Inc.	4,245,577
140,024	First Industrial Realty Trust, Inc.	4,938,647
50,695	Gladstone Commercial Corp.	1,102,616
18,195	Hersha Hospitality Trust	337,881
32,858	Independence Realty Trust, Inc.	347,966
2,108	Investors Real Estate Trust	127,070
357,571	Lexington Realty Trust	3,243,169
24,600	National Storage Affiliates Trust	719,796
63,499	NexPoint Residential Trust, Inc.	2,380,578
77,817	Piedmont Office Realty Trust, Inc. Class A	1,620,150
130,062	Rexford Industrial Realty, Inc.	4,928,049
230,658	RLJ Lodging Trust	4,246,414
100,941	Terreno Realty Corp.	4,507,016
78,217	Tier REIT, Inc.	2,216,670
23,251	Urstadt Biddle Properties, Inc. Class A	509,894
70,689	Washington Real Estate Investment Trust	1,996,257
182,935	Xenia Hotels & Resorts, Inc.	3,960,543

		44,773,518

Food & Staples Retailing – 0.4%
7,196	BJ’s Wholesale Club Holdings, Inc.*	204,007
31,472	Ingles Markets, Inc. Class A	863,906
16,737	Village Super Market, Inc. Class A	491,733
18,695	Weis Markets, Inc.	786,125

		2,345,771

Food Products – 2.0%
168,210	Darling Ingredients, Inc.*	3,668,660
62,836	Dean Foods Co.(a)	106,821
8,798	Fresh Del Monte Produce, Inc.	259,629
80,992	Freshpet, Inc.*	3,617,103
24,602	J&J Snack Foods Corp.	3,866,942
9,024	John B. Sanfilippo & Son, Inc.	650,721

		12,169,876

Gas Utilities – 0.1%
3,983	Northwest Natural Holding Co.	266,423
7,055	ONE Gas, Inc.	624,508

		890,931

Common Stocks – (continued)
Health Care Equipment & Supplies* – 1.7%
57,515	GenMark Diagnostics, Inc.	416,409
10,920	Glaukos Corp.	787,660
7,485	Haemonetics Corp.	653,291
19,235	Integer Holdings Corp.	1,328,946
8,392	LivaNova PLC	578,125
8,472	Novocure Ltd.	373,361
30,432	Orthofix Medical, Inc.	1,667,369
14,577	Quidel Corp.	932,053
61,956	STAAR Surgical Co.	2,012,331
3,541	SurModics, Inc.	153,821
17,605	Tandem Diabetes Care, Inc.	1,081,123
7,187	Varex Imaging Corp.	236,021

		10,220,510

Health Care Providers & Services – 1.9%
19,059	AMN Healthcare Services, Inc.*	992,212
73,959	Cross Country Healthcare, Inc.*	521,411
18,765	HealthEquity, Inc.*	1,271,329
101,807	Tenet Healthcare Corp.*	2,229,573
83,267	The Ensign Group, Inc.	4,289,916
52,334	Tivity Health, Inc.*	1,131,461
44,927	Triple-S Management Corp. Class B*	1,020,741

		11,456,643

Health Care Technology* – 0.9%
3,503	HealthStream, Inc.	91,709
38,329	HMS Holdings Corp.	1,166,351
49,090	Omnicell, Inc.	3,944,872

		5,202,932

Hotels, Restaurants & Leisure – 2.2%
51,203	Dave & Buster’s Entertainment, Inc.	2,910,379
9,160	Denny’s Corp.*	170,559
63,356	Everi Holdings, Inc.*	651,933
46,352	Fiesta Restaurant Group, Inc.*	586,817
57,269	Planet Fitness, Inc. Class A*	4,335,263
16,329	Red Robin Gourmet Burgers, Inc.*	523,018
25,520	Scientific Games Corp. Class A*	590,278
4,965	The Cheesecake Factory, Inc.	246,363
47,382	Wingstop, Inc.	3,566,443

		13,581,053

Household Durables – 1.6%
24,287	Bassett Furniture Industries, Inc.	431,337
7,617	Helen of Troy Ltd.*	1,096,848
115,120	KB Home	2,982,759
73,434	Meritage Homes Corp.*	3,756,149
28,434	Turtle Beach Corp.*(a)	291,164
5,429	Universal Electronics, Inc.*	206,574
45,230	William Lyon Homes Class A*	762,578

		9,527,409

Independent Power and Renewable Electricity Producers – 0.4%
51,970	Atlantic Power Corp.*	120,051
56,389	Clearway Energy, Inc. Class C	894,893
60,272	Pattern Energy Group, Inc. Class A	1,393,489

		2,408,433

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Insurance – 2.4%
121,330	American Equity Investment Life Holding Co.	$3,568,315
22,432	AMERISAFE, Inc.	1,328,423
52,674	Argo Group International Holdings Ltd.	4,112,259
14,709	Employers Holdings, Inc.	631,310
17,078	FBL Financial Group, Inc. Class A	1,066,863
42,796	Genworth Financial, Inc. Class A*	162,197
33,928	National General Holdings Corp.	836,325
1,889	National Western Life Group, Inc. Class A	503,834
26,171	ProAssurance Corp.	982,198
42,070	Trupanion, Inc.*(a)	1,379,896

		14,571,620

Interactive Media & Services* – 0.3%
84,828	Liberty TripAdvisor Holdings, Inc. Class A	1,250,365
21,411	Yelp, Inc.	857,724

		2,108,089

Internet & Direct Marketing Retail – 1.2%
52,012	Etsy, Inc.*	3,512,890
38,363	Groupon, Inc.*	135,038
62,164	Liberty Expedia Holdings, Inc. Class A*	2,885,653
20,389	Shutterstock, Inc.	824,735
2,520	Stamps.com, Inc.*	216,216

		7,574,532

IT Services – 0.7%
3,684	Cardtronics PLC Class A*	131,740
126,526	Perspecta, Inc.	2,920,220
9,152	Presidio, Inc.	137,463
28,294	Sykes Enterprises, Inc.*	785,158

		3,974,581

Leisure Products – 1.0%
20,428	American Outdoor Brands Corp.*	201,216
192,924	Callaway Golf Co.	3,387,745
6,293	Johnson Outdoors, Inc. Class A	482,484
39,775	MasterCraft Boat Holdings, Inc.*	984,034
124,887	Vista Outdoor, Inc.*	1,077,775

		6,133,254

Life Sciences Tools & Services* – 0.0%
16,194	Fluidigm Corp.	222,506

Machinery – 3.9%
47,000	Albany International Corp. Class A	3,476,590
12,806	Barnes Group, Inc.	712,270
3,279	Columbus McKinnon Corp.	129,061
24,346	EnPro Industries, Inc.	1,809,395
11,180	ESCO Technologies, Inc.	838,500
6,604	Federal Signal Corp.	189,997
16,499	Harsco Corp.*	373,537
10,938	Hurco Cos., Inc.	430,192
121,943	Meritor, Inc.*	2,958,337

Common Stocks – (continued)
Machinery – (continued)
198,923	Milacron Holdings Corp.*	2,906,265
6,301	Miller Industries, Inc.	208,437
4,012	Proto Labs, Inc.*	440,477
917	RBC Bearings, Inc.*	126,133
14,616	Rexnord Corp.*	418,018
47,055	SPX FLOW, Inc.*	1,691,157
8,608	Tennant Co.	571,399
93,701	TriMas Corp.*	2,898,172
43,100	Watts Water Technologies, Inc. Class A	3,688,929

		23,866,866

Media – 3.5%
48,343	Central European Media Enterprises Ltd. Class A*	191,438
5,633	Gray Television, Inc.*	131,981
6,853	Loral Space & Communications, Inc.*	252,327
91,204	MSG Networks, Inc. Class A*	2,100,428
148,449	New Media Investment Group, Inc.	1,586,920
47,464	Nexstar Media Group, Inc. Class A(b)	5,555,661
111,126	Sinclair Broadcast Group, Inc. Class A	5,088,460
12,112	TechTarget Inc.*	202,149
10,191	TEGNA, Inc.	162,241
109,574	The E.W. Scripps Co. Class A	2,497,192
111,164	The New York Times Co. Class A	3,685,087

		21,453,884

Metals & Mining – 2.1%
185,106	AK Steel Holding Corp.*(a)	447,956
131,830	Allegheny Technologies, Inc.*	3,285,204
50,368	Carpenter Technology Corp.	2,501,779
3,277	Kaiser Aluminum Corp.	322,457
38,448	Materion Corp.	2,231,137
37,954	Schnitzer Steel Industries, Inc. Class A	900,269
50,166	SunCoke Energy, Inc.*	431,929
48,916	Warrior Met Coal, Inc.	1,516,396
22,813	Worthington Industries, Inc.	915,486

		12,552,613

Mortgage Real Estate Investment Trusts (REITs) – 1.1%
81,296	AG Mortgage Investment Trust, Inc.	1,390,975
373,321	Anworth Mortgage Asset Corp.	1,564,215
217,968	Ladder Capital Corp.	3,792,643

		6,747,833

Multi-Utilities – 0.8%
59,937	NorthWestern Corp.	4,186,600
17,474	Unitil Corp.	994,445

		5,181,045

Oil, Gas & Consumable Fuels – 2.5%
18,904	Arch Coal, Inc. Class A	1,833,310
52,698	CONSOL Energy, Inc.*	1,786,462
23,706	CVR Energy, Inc.	1,081,231
126,299	Delek US Holdings, Inc.	4,680,641
567,513	Denbury Resources, Inc.*	1,265,554
23,520	PDC Energy, Inc.*	1,022,885

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
52,436	Renewable Energy Group, Inc.*	$1,264,756
6,687	Talos Energy, Inc.*	198,604
8,233	Unit Corp.*	111,640
60,578	World Fuel Services Corp.	1,868,831

		15,113,914

Paper & Forest Products – 0.7%
73,071	Boise Cascade Co.	2,023,336
80,330	Louisiana-Pacific Corp.	2,012,266
28,801	PH Glatfelter Co.	454,480

		4,490,082

Pharmaceuticals – 1.3%
70,394	Assertio Therapeutics, Inc.*	293,543
8,415	Collegium Pharmaceutical, Inc.*	117,221
34,360	Horizon Pharma PLC*	877,211
31,561	Innoviva, Inc.*	442,801
15,862	MyoKardia, Inc.*	761,059
77,458	Pacira BioSciences, Inc.*	3,084,377
23,154	Phibro Animal Health Corp. Class A	803,675
62,772	Prestige Consumer Healthcare, Inc.*	1,846,752

		8,226,639

Professional Services – 3.1%
10,159	Barrett Business Services, Inc.	740,185
83,468	CBIZ, Inc.*	1,611,767
15,722	CRA International, Inc.	818,802
20,366	Heidrick & Struggles International, Inc.	728,695
20,867	Huron Consulting Group, Inc.*	1,008,502
30,584	Insperity, Inc.	3,656,623
87,701	Kforce, Inc.	3,158,990
88,765	Korn Ferry	4,173,730
49,676	Navigant Consulting, Inc.	1,134,103
77,324	TrueBlue, Inc.*	1,868,148

		18,899,545

Real Estate Management & Development – 0.3%
53,570	Kennedy-Wilson Holdings, Inc.	1,153,898
15,327	Marcus & Millichap, Inc.*	660,594

		1,814,492

Road & Rail – 0.6%
30,105	Covenant Transportation Group, Inc. Class A*	587,951
35,730	Heartland Express, Inc.	703,166
90,515	Marten Transport Ltd.	1,790,387
5,450	Saia, Inc.*	350,925
58,033	YRC Worldwide, Inc.*	395,205

		3,827,634

Semiconductors & Semiconductor Equipment* – 2.3%
21,495	Amkor Technology, Inc.	194,745
24,732	Cirrus Logic, Inc.	1,176,748
89,109	Diodes, Inc.	3,245,350
88,763	Inphi Corp.	4,052,919
46,079	MaxLinear, Inc.	1,239,986

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment* – (continued)
20,798	NeoPhotonics Corp.	142,050
155,543	Rambus, Inc.	1,782,523
13,828	Rudolph Technologies, Inc.	334,499
33,426	Semtech Corp.	1,800,659

		13,969,479

Software – 5.5%
39,014	ACI Worldwide, Inc.*	1,385,777
4,793	Alteryx, Inc. Class A*	424,852
56,324	Bottomline Technologies DE, Inc.*	2,848,305
97,570	Box, Inc. Class A*	2,011,893
37,529	Cloudera, Inc.*	417,698
5,944	CommVault Systems, Inc.*	312,654
74,520	Cornerstone OnDemand, Inc.*	4,072,518
9,367	Coupa Software, Inc.*	967,892
30,482	HubSpot, Inc.*	5,623,624
15,752	MobileIron, Inc.*	93,409
45,461	New Relic, Inc.*	4,784,316
13,150	Paylocity Holding Corp.*	1,269,633
89,127	Progress Software Corp.	4,065,083
8,683	SPS Commerce, Inc.*	900,774
12,559	The Trade Desk, Inc. Class A*	2,781,567
21,256	Workiva, Inc.*	1,129,544
6,539	Zscaler, Inc.*	446,679

		33,536,218

Specialty Retail – 3.8%
16,241	Aaron’s, Inc.	904,461
122,167	Abercrombie & Fitch Co. Class A	3,651,571
6,863	America’s Car-Mart, Inc.*	679,780
123,388	American Eagle Outfitters, Inc.	2,934,167
62,384	Citi Trends, Inc.	1,154,728
56,855	Conn’s, Inc.*	1,470,839
155,650	Express, Inc.*	572,792
71,175	GameStop Corp. Class A	615,664
22,359	Genesco, Inc.*	1,001,907
23,057	Group 1 Automotive, Inc.	1,805,594
5,437	Hibbett Sports, Inc.*	112,546
42,011	Hudson Ltd. Class A*	644,449
16,271	Monro, Inc.	1,363,998
35,886	Murphy USA, Inc.*	3,067,176
56,485	Rent-A-Center, Inc.*	1,408,171
16,811	Sleep Number Corp.*	585,023
12,263	Sonic Automotive, Inc. Class A	248,080
10,556	The Cato Corp. Class A	160,029
66,044	Tilly’s, Inc. Class A	776,677

		23,157,652

Technology Hardware, Storage & Peripherals* – 0.2%
50,713	Cray, Inc.	1,331,723

Textiles, Apparel & Luxury Goods* – 0.5%
108,419	Crocs, Inc.	3,019,469

Thrifts & Mortgage Finance – 2.0%
58,152	Essent Group Ltd.*	2,759,312

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Thrifts & Mortgage Finance – (continued)
21,020	Federal Agricultural Mortgage Corp. Class C	$1,607,610
97,690	NMI Holdings, Inc. Class A*	2,743,135
90,087	Radian Group, Inc.	2,109,837
135,788	TrustCo Bank Corp. NY	1,086,304
52,598	United Community Financial Corp.	484,428
3,483	Walker & Dunlop, Inc.	191,391
25,890	WSFS Financial Corp.	1,117,930

		12,099,947

Tobacco – 0.2%
141,188	Vector Group Ltd.	1,345,522

Trading Companies & Distributors – 1.0%
82,541	BMC Stock Holdings, Inc.*	1,698,694
11,933	DXP Enterprises, Inc.*	511,806
35,530	Kaman Corp.	2,199,662
41,716	MRC Global, Inc.*	722,938
13,637	Rush Enterprises, Inc. Class A	578,345
28,817	Titan Machinery, Inc.*	495,653

		6,207,098

Wireless Telecommunication Services – 0.3%
28,464	Shenandoah Telecommunications Co.	1,176,417
44,528	Spok Holdings, Inc.	616,713

		1,793,130

TOTAL COMMON STOCKS
(Cost $552,095,130)		$593,422,589

Shares	Dividend Rate	Value

Investment Company(c) – 1.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,563,751	2.464%	$6,563,751
(Cost $6,563,751)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $558,658,881)		$599,986,340

Securities Lending Reinvestment Vehicle(c) – 0.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,071,446	2.464%	4,071,446
(Cost $4,071,446)

TOTAL INVESTMENTS – 98.8%
(Cost $562,730,327)		$604,057,786

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		7,399,510

NET ASSETS – 100.0%		$611,457,296

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:

E-mini Russell 2000 Index	121	06/21/19	$9,644,910	$136,972

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 97.3%
Aerospace & Defense – 1.1%
159,653	Aerojet Rocketdyne Holdings, Inc.*	$5,405,851
5,842	Aerovironment, Inc.*	400,528
31,751	Astronics Corp.*	1,058,578
64,285	Kratos Defense & Security Solutions, Inc.*	1,020,846
41,469	Moog, Inc. Class A	3,883,157
78,155	Wesco Aircraft Holdings, Inc.*	659,628

		12,428,588

Air Freight & Logistics – 0.5%
180,299	Echo Global Logistics, Inc.*	4,136,059
26,716	Forward Air Corp.	1,691,657

		5,827,716

Auto Components – 0.3%
138,715	Dana, Inc.	2,704,943
2,357	Standard Motor Products, Inc.	117,779
31,466	Stoneridge, Inc.*	988,976

		3,811,698

Banks – 2.3%
19,069	1st Source Corp.	893,001
15,876	Allegiance Bancshares, Inc.*	548,833
61,171	Amalgamated Bank Class A	1,036,848
28,797	Atlantic Capital Bancshares, Inc.*	502,220
150,545	Central Pacific Financial Corp.	4,517,855
29,261	Equity Bancshares, Inc. Class A*	768,394
52,980	First Commonwealth Financial Corp.	721,058
79,149	First Foundation, Inc.	1,124,707
14,618	First Internet Bancorp	319,988
3,435	Glacier Bancorp, Inc.	146,297
12,206	Heartland Financial USA, Inc.	548,049
23,323	Heritage Commerce Corp.	292,004
20,799	Hilltop Holdings, Inc.	437,403
112,567	International Bancshares Corp.	4,668,154
52,806	LegacyTexas Financial Group, Inc.	2,116,465
79,994	National Bank Holdings Corp. Class A	3,058,971
9,901	Southern National Bancorp of Virginia, Inc.	147,723
23,024	The Bancorp, Inc.*	235,075
44,335	TriCo Bancshares	1,769,410
69,751	United Community Banks, Inc.	1,958,608

		25,811,063

Beverages – 0.4%
27,607	National Beverage Corp.(a)	1,545,992
8,632	The Boston Beer Co., Inc. Class A*	2,676,006

		4,221,998

Biotechnology* – 11.7%
219,678	ACADIA Pharmaceuticals, Inc.	5,283,256
87,083	Acceleron Pharma, Inc.	3,546,891
245,554	Amicus Therapeutics, Inc.	3,275,690
443,719	Array BioPharma, Inc.	10,032,487
220,249	Arrowhead Pharmaceuticals, Inc.(a)	3,960,077
26,087	Audentes Therapeutics, Inc.	985,828

Common Stocks – (continued)
Biotechnology* – (continued)
22,823	BioSpecifics Technologies Corp.	1,529,141
73,648	Blueprint Medicines Corp.	5,568,525
144,644	CareDx, Inc.	3,935,763
73,061	Coherus Biosciences, Inc.	1,163,131
34,402	Cyclerion Therapeutics, Inc.	523,942
11,129	Dicerna Pharmaceuticals, Inc.	144,232
91,367	Editas Medicine, Inc.	2,261,333
15,062	Enanta Pharmaceuticals, Inc.	1,313,256
32,511	Epizyme, Inc.	403,462
4,576	Esperion Therapeutics, Inc.(a)	197,226
63,646	Fate Therapeutics, Inc.	1,069,253
128,621	FibroGen, Inc.	6,010,459
108,010	Genomic Health, Inc.	6,948,283
57,022	Global Blood Therapeutics, Inc.	3,159,019
397,039	Halozyme Therapeutics, Inc.	6,404,239
29,544	Intercept Pharmaceuticals, Inc.	2,546,102
218,874	Invitae Corp.	5,169,804
344,027	Ironwood Pharmaceuticals, Inc.	4,090,481
6,226	Ligand Pharmaceuticals, Inc.(b)	783,542
62,703	Minerva Neurosciences, Inc.	462,121
44,239	Mirati Therapeutics, Inc.	2,631,778
85,796	Myriad Genetics, Inc.	2,700,858
163,648	Natera, Inc.	3,127,313
226,195	Pieris Pharmaceuticals, Inc.	676,323
31,447	Portola Pharmaceuticals, Inc.	1,110,079
28,092	Prothena Corp. PLC	292,157
53,955	PTC Therapeutics, Inc.	2,018,996
108,784	Puma Biotechnology, Inc.	3,494,142
21,839	Ra Pharmaceuticals, Inc.	484,826
72,596	REGENXBIO, Inc.	3,658,838
138,692	Repligen Corp.	9,345,067
124,321	Spectrum Pharmaceuticals, Inc.	1,164,888
12,069	Stemline Therapeutics, Inc.	181,035
85,183	Ultragenyx Pharmaceutical, Inc.	5,622,078
160,055	Vanda Pharmaceuticals, Inc.	2,607,296
265,233	Veracyte, Inc.	6,065,879
16,584	Vericel Corp.	281,762
111,179	Voyager Therapeutics, Inc.	2,345,877
61,758	Xencor, Inc.	1,896,588
70,797	Zafgen, Inc.	181,240

		130,654,563

Building Products – 1.9%
11,392	Armstrong Flooring, Inc.*	165,070
209,081	Builders FirstSource, Inc.*	2,881,136
203,153	Continental Building Products, Inc.*	5,210,874
37,643	CSW Industrials, Inc.*	2,256,698
141,950	JELD-WEN Holding, Inc.*	2,803,513
130,402	Simpson Manufacturing Co., Inc.	8,303,999

		21,621,290

Capital Markets – 2.8%
264,521	Artisan Partners Asset Management, Inc. Class A	7,496,525
486,610	BrightSphere Investment Group PLC	7,133,703
8,838	Cowen, Inc.*	148,036

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Capital Markets – (continued)
12,274	Focus Financial Partners, Inc. Class A*	$460,275
50,463	Greenhill & Co., Inc.	1,045,089
71,350	Houlihan Lokey, Inc.	3,518,982
173,192	Moelis & Co. Class A	7,092,212
24,369	Oppenheimer Holdings, Inc. Class A	639,686
39,997	Piper Jaffray Cos.	3,223,758
5,309	Westwood Holdings Group, Inc.	166,119

		30,924,385

Chemicals – 2.5%
13,465	AdvanSix, Inc.*	407,047
41,917	Balchem Corp.	4,254,995
22,686	Chase Corp.	2,124,998
387,860	Ferro Corp.*	6,931,058
29,996	H.B. Fuller Co.	1,468,904
18,611	Ingevity Corp.*	2,140,451
6,239	Innophos Holdings, Inc.	200,833
64,699	Kraton Corp.*	2,123,421
49,243	OMNOVA Solutions, Inc.*	364,398
121,206	PolyOne Corp.	3,350,134
110,040	Trinseo SA	4,946,298

		28,312,537

Commercial Services & Supplies – 1.6%
86,594	Deluxe Corp.	3,872,484
5,204	HNI Corp.	191,039
139,888	Kimball International, Inc. Class B	2,190,646
68,257	McGrath RentCorp	4,231,934
64,702	Mobile Mini, Inc.	2,330,566
13,099	MSA Safety, Inc.	1,439,711
10,656	Tetra Tech, Inc.	689,656
40,658	US Ecology, Inc.	2,480,545

		17,426,581

Communications Equipment* – 1.3%
106,401	Acacia Communications, Inc.	6,158,490
107,025	Casa Systems, Inc.	1,026,370
307,638	Extreme Networks, Inc.	2,461,104
178,489	Quantenna Communications, Inc.	4,346,207
24,389	Viavi Solutions, Inc.	324,374

		14,316,545

Construction & Engineering – 1.1%
139,896	Comfort Systems USA, Inc.	7,568,373
45,325	Dycom Industries, Inc.*	2,247,667
18,186	Great Lakes Dredge & Dock Corp.*	186,043
22,069	MasTec, Inc.*	1,117,795
14,650	NV5 Global, Inc.*	927,931

		12,047,809

Consumer Finance – 0.8%
230,001	Enova International, Inc.*	6,308,928
46,299	Green Dot Corp. Class A*	2,952,487
3,028	Nelnet, Inc. Class A	175,775

		9,437,190

Common Stocks – (continued)
Containers & Packaging – 0.0%
10,188	Greif, Inc. Class A	402,630

Distributors – 0.3%
102,833	Core-Mark Holding Co., Inc.	3,737,980

Diversified Consumer Services* – 1.2%
24,222	American Public Education, Inc.	775,104
211,713	Chegg, Inc.	7,547,569
441,449	Houghton Mifflin Harcourt Co.	3,147,531
56,859	K12, Inc.	1,712,593
12,758	Weight Watchers International, Inc.	260,518

		13,443,315

Diversified Financial Services* – 0.0%
57,357	On Deck Capital, Inc.	313,169

Diversified Telecommunication Services – 1.4%
151,019	Cogent Communications Holdings, Inc.	8,340,779
14,809	Ooma, Inc.*	199,774
681,220	Vonage Holdings Corp.*	6,621,458

		15,162,011

Electric Utilities – 0.1%
32,058	Portland General Electric Co.	1,676,954

Electrical Equipment – 0.2%
17,461	EnerSys	1,208,127
36,726	Thermon Group Holdings, Inc.*	947,163
10,253	Vicor Corp.*	384,590

		2,539,880

Electronic Equipment, Instruments & Components – 3.0%
64,857	Control4 Corp.*	1,129,160
25,114	ePlus, Inc.*	2,367,999
69,666	Fabrinet*	4,216,186
18,228	FARO Technologies, Inc.*	1,025,325
365,221	Fitbit, Inc. Class A*	1,928,367
113,810	II-VI, Inc.*	4,534,191
122,393	Insight Enterprises, Inc.*	6,924,996
78,040	Novanta, Inc.*	6,791,041
19,815	PC Connection, Inc.	736,325
49,779	Vishay Intertechnology, Inc.	986,122
84,955	Vishay Precision Group, Inc.*	3,217,246

		33,856,958

Energy Equipment & Services* – 0.9%
177,950	Helix Energy Solutions Group, Inc.	1,391,569
100,469	Matrix Service Co.	1,970,197
89,060	ProPetro Holding Corp.	1,970,898
100,199	SEACOR Holdings, Inc.	4,462,863

		9,795,527

Entertainment – 1.2%
221,707	AMC Entertainment Holdings, Inc. Class A	3,361,078
362,944	Glu Mobile, Inc.*	3,970,607
77,086	IMAX Corp.*	1,879,357

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Entertainment – (continued)
50,940	World Wrestling Entertainment, Inc. Class A	$4,271,319

		13,482,361

Equity Real Estate Investment Trusts (REITs) – 2.6%
8,639	Chesapeake Lodging Trust	246,212
190,411	First Industrial Realty Trust, Inc.	6,715,796
45,819	National Storage Affiliates Trust	1,340,664
87,285	NexPoint Residential Trust, Inc.	3,272,315
160,152	Rexford Industrial Realty, Inc.	6,068,159
293,627	RLJ Lodging Trust	5,405,673
78,850	Terreno Realty Corp.	3,520,652
32,948	Tier REIT, Inc.	933,746
91,591	Xenia Hotels & Resorts, Inc.	1,982,945

		29,486,162

Food & Staples Retailing* – 0.2%
18,983	BJ’s Wholesale Club Holdings, Inc.	538,168
24,035	Performance Food Group Co.	984,233
5,766	The Chefs’ Warehouse, Inc.	188,433

		1,710,834

Food Products – 1.7%
252,046	Darling Ingredients, Inc.*	5,497,123
146,695	Freshpet, Inc.*	6,551,399
39,989	J&J Snack Foods Corp.	6,285,471
8,729	John B. Sanfilippo & Son, Inc.	629,448

		18,963,441

Health Care Equipment & Supplies – 3.7%
46,393	AtriCure, Inc.*	1,392,718
168,652	GenMark Diagnostics, Inc.*	1,221,040
42,997	Glaukos Corp.*	3,101,374
65,476	Haemonetics Corp.*	5,714,745
5,525	Heska Corp.*	429,072
14,562	Inogen, Inc.*	1,271,263
73,440	Integer Holdings Corp.*	5,073,970
24,662	LivaNova PLC*	1,698,965
31,553	Meridian Bioscience, Inc.	363,175
74,028	Novocure Ltd.*	3,262,414
60,495	Orthofix Medical, Inc.*	3,314,521
60,663	Quidel Corp.*	3,878,792
157,076	STAAR Surgical Co.*	5,101,828
21,699	SurModics, Inc.*	942,605
3,590	Tactile Systems Technology, Inc.*	178,638
62,186	Tandem Diabetes Care, Inc.*	3,818,842
27,601	Varex Imaging Corp.*	906,417

		41,670,379

Health Care Providers & Services – 2.8%
5,878	Amedisys, Inc.*	751,326
66,290	AMN Healthcare Services, Inc.*	3,451,057
28,825	BioTelemetry, Inc.*	1,568,080
84,517	HealthEquity, Inc.*	5,726,027
58,240	Select Medical Holdings Corp.*	836,909
289,680	Tenet Healthcare Corp.*	6,343,992

Common Stocks – (continued)
Health Care Providers & Services – (continued)
166,785	The Ensign Group, Inc.	8,592,763
138,716	Tivity Health, Inc.*(a)	2,999,040
72,481	Triple-S Management Corp. Class B*	1,646,768

		31,915,962

Health Care Technology – 1.8%
179,331	Allscripts Healthcare Solutions, Inc.*	1,769,997
24,963	Computer Programs & Systems, Inc.	758,625
21,193	HealthStream, Inc.*	554,833
122,847	HMS Holdings Corp.*	3,738,234
31,343	Medidata Solutions, Inc.*	2,831,527
110,770	Omnicell, Inc.*	8,901,477
26,749	Teladoc Health, Inc.*	1,521,483

		20,076,176

Hotels, Restaurants & Leisure – 3.8%
109,169	Bloomin’ Brands, Inc.	2,182,288
4,071	Boyd Gaming Corp.	117,163
106,672	Dave & Buster’s Entertainment, Inc.	6,063,236
105,515	Denny’s Corp.*	1,964,689
239,580	Everi Holdings, Inc.*	2,465,278
80,413	Fiesta Restaurant Group, Inc.*	1,018,029
139,748	Planet Fitness, Inc. Class A*	10,578,924
77,557	Red Robin Gourmet Burgers, Inc.*	2,484,151
98,238	Scientific Games Corp. Class A*	2,272,245
81,288	SeaWorld Entertainment, Inc.*	2,163,886
27,559	Texas Roadhouse, Inc.(b)	1,488,462
43,974	The Cheesecake Factory, Inc.	2,181,990
98,125	Wingstop, Inc.	7,385,869

		42,366,210

Household Durables – 1.8%
17,398	Helen of Troy Ltd.*	2,505,312
24,521	Installed Building Products, Inc.*	1,177,744
12,570	iRobot Corp.*(a)	1,301,498
183,172	KB Home	4,745,986
121,422	Meritage Homes Corp.*	6,210,735
15,137	Roku, Inc.*	962,562
70,377	Turtle Beach Corp.*(a)	720,660
121,580	William Lyon Homes Class A*	2,049,839

		19,674,336

Insurance – 1.3%
177,523	American Equity Investment Life Holding Co.	5,220,952
52,577	Argo Group International Holdings Ltd.	4,104,686
66,946	National General Holdings Corp.	1,650,219
3,237	Primerica, Inc.	421,749
4,555	Stewart Information Services Corp.	193,633
107,575	Trupanion, Inc.*(a)	3,528,460

		15,119,699

Interactive Media & Services* – 0.7%
244,433	Liberty TripAdvisor Holdings, Inc. Class A	3,602,942

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Interactive Media & Services* – (continued)
49,529	QuinStreet, Inc.	$706,779
79,647	Yelp, Inc.	3,190,659

		7,500,380

Internet & Direct Marketing Retail – 2.0%
171,107	Etsy, Inc.*	11,556,567
214,961	Groupon, Inc.*	756,663
124,558	Liberty Expedia Holdings, Inc. Class A*	5,781,982
28,082	Quotient Technology, Inc.*	260,882
62,927	Shutterstock, Inc.	2,545,397
16,951	Stamps.com, Inc.*	1,454,396

		22,355,887

IT Services – 0.3%
12,722	Carbonite, Inc.*	312,071
34,793	Cardtronics PLC Class A*	1,244,198
7,705	Evo Payments, Inc. Class A*	228,916
7,248	Perficient, Inc.*	213,381
10,172	Perspecta, Inc.	234,770
18,158	Sykes Enterprises, Inc.*	503,884
4,610	Virtusa Corp.*	256,085

		2,993,305

Leisure Products – 0.9%
377,384	Callaway Golf Co.	6,626,863
4,072	Johnson Outdoors, Inc. Class A	312,200
85,852	MasterCraft Boat Holdings, Inc.*	2,123,979
25,129	Nautilus, Inc.*	134,440
52,718	Vista Outdoor, Inc.*	454,956

		9,652,438

Life Sciences Tools & Services* – 0.3%
78,176	Fluidigm Corp.	1,074,138
31,722	Medpace Holdings, Inc.	1,781,825

		2,855,963

Machinery – 4.1%
89,466	Albany International Corp. Class A	6,617,800
59,802	Barnes Group, Inc.	3,326,187
25,196	Columbus McKinnon Corp.	991,715
45,189	EnPro Industries, Inc.	3,358,446
3,076	ESCO Technologies, Inc.	230,700
19,322	Federal Signal Corp.	555,894
115,698	Harsco Corp.*	2,619,403
4,128	John Bean Technologies Corp.	453,213
8,529	Kennametal, Inc.	347,130
294,656	Meritor, Inc.*	7,148,355
364,340	Milacron Holdings Corp.*	5,323,007
26,720	Proto Labs, Inc.*	2,933,589
6,101	RBC Bearings, Inc.*	839,193
24,928	Rexnord Corp.*	712,941
14,727	SPX FLOW, Inc.*	529,288
27,426	Tennant Co.	1,820,538
45,061	TriMas Corp.*	1,393,737
80,461	Watts Water Technologies, Inc. Class A	6,886,657

		46,087,793

Common Stocks – (continued)
Media – 2.7%
55,279	Central European Media Enterprises Ltd. Class A*	218,905
10,087	Loral Space & Communications, Inc.*	371,403
27,478	New Media Investment Group, Inc.	293,740
105,031	Nexstar Media Group, Inc. Class A(b)	12,293,879
194,615	Sinclair Broadcast Group, Inc. Class A	8,911,421
33,045	TechTarget Inc.*	551,521
61,602	The E.W. Scripps Co. Class A	1,403,910
196,623	The New York Times Co. Class A	6,518,052

		30,562,831

Metals & Mining – 0.9%
93,385	Allegheny Technologies, Inc.*	2,327,154
70,441	Carpenter Technology Corp.	3,498,804
6,477	Compass Minerals International, Inc.	371,715
15,087	Kaiser Aluminum Corp.	1,484,561
8,758	Schnitzer Steel Industries, Inc. Class A	207,740
28,976	Warrior Met Coal, Inc.	898,256
46,113	Worthington Industries, Inc.	1,850,515

		10,638,745

Mortgage Real Estate Investment Trusts (REITs) – 0.6%
30,309	AG Mortgage Investment Trust, Inc.	518,587
324,488	Ladder Capital Corp.	5,646,091

		6,164,678

Multi-Utilities – 0.0%
4,210	NorthWestern Corp.	294,069

Oil, Gas & Consumable Fuels – 1.8%
113,430	CONSOL Energy, Inc.*	3,845,277
47,149	CVR Energy, Inc.	2,150,466
235,772	Delek US Holdings, Inc.	8,737,710
506,994	Denbury Resources, Inc.*	1,130,597
166,302	Renewable Energy Group, Inc.*	4,011,204
108,478	SRC Energy, Inc.*	667,140

		20,542,394

Paper & Forest Products – 0.8%
120,208	Boise Cascade Co.	3,328,559
209,358	Louisiana-Pacific Corp.	5,244,418
13,369	PH Glatfelter Co.	210,963

		8,783,940

Pharmaceuticals – 2.1%
86,833	Assertio Therapeutics, Inc.*	362,093
84,461	Collegium Pharmaceutical, Inc.*	1,176,542
179,824	Horizon Pharma PLC*	4,590,907
232,407	Innoviva, Inc.*	3,260,670
19,783	Intersect ENT, Inc.*	642,750
60,711	MyoKardia, Inc.*	2,912,914
140,670	Pacira BioSciences, Inc.*	5,601,479
136,444	Phibro Animal Health Corp. Class A	4,735,971
23,947	Prestige Consumer Healthcare, Inc.*	704,521

		23,987,847

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Professional Services – 2.9%
19,551	Barrett Business Services, Inc.	$1,424,486
15,954	CBIZ, Inc.*	308,072
13,734	CRA International, Inc.	715,267
6,859	Exponent, Inc.	388,357
35,511	Heidrick & Struggles International, Inc.	1,270,583
74,660	Insperity, Inc.	8,926,350
155,341	Kforce, Inc.	5,595,383
178,169	Korn Ferry	8,377,506
33,933	TriNet Group, Inc.*	2,115,383
125,565	TrueBlue, Inc.*	3,033,650
12,998	Upwork, Inc.*	259,830

		32,414,867

Real Estate Management & Development – 0.5%
119,796	Kennedy-Wilson Holdings, Inc.	2,580,406
62,905	Marcus & Millichap, Inc.*	2,711,205

		5,291,611

Road & Rail – 0.7%
13,758	ArcBest Corp.	420,445
16,227	Covenant Transportation Group, Inc. Class A*	316,913
109,195	Heartland Express, Inc.	2,148,958
97,756	Marten Transport Ltd.	1,933,614
32,711	Saia, Inc.*	2,106,261
91,893	YRC Worldwide, Inc.*	625,791

		7,551,982

Semiconductors & Semiconductor Equipment* – 2.8%
64,909	Cirrus Logic, Inc.	3,088,370
153,735	Diodes, Inc.	5,599,029
172,961	Inphi Corp.	7,897,399
134,779	MaxLinear, Inc.	3,626,903
34,778	Nanometrics, Inc.	1,036,037
93,254	Rambus, Inc.	1,068,691
96,998	Rudolph Technologies, Inc.	2,346,382
111,780	Semtech Corp.	6,021,588
7,309	Silicon Laboratories, Inc.	786,887

		31,471,286

Software – 9.9%
141,806	ACI Worldwide, Inc.*	5,036,949
15,491	Alteryx, Inc. Class A*	1,373,122
52,965	American Software, Inc. Class A	685,897
21,961	Appfolio, Inc. Class A*	2,132,633
33,325	Blackbaud, Inc.	2,642,339
140,482	Bottomline Technologies DE, Inc.*	7,104,175
304,485	Box, Inc. Class A*	6,278,481
235,001	Cloudera, Inc.*	2,615,561
12,046	CommVault Systems, Inc.*	633,620
160,416	Cornerstone OnDemand, Inc.*	8,766,734
69,379	Coupa Software, Inc.*	7,168,932
12,290	Everbridge, Inc.*	908,108
25,499	Five9, Inc.*	1,353,232
32,739	ForeScout Technologies, Inc.*	1,376,348

Common Stocks – (continued)
Software – (continued)
71,524	HubSpot, Inc.*	13,195,463
62,266	MobileIron, Inc.*	369,237
103,494	New Relic, Inc.*(b)	10,891,708
58,198	Paylocity Holding Corp.*	5,619,017
175,970	Progress Software Corp.	8,025,992
12,383	Qualys, Inc.*	1,117,690
28,480	Rapid7, Inc.*	1,547,603
19,784	SailPoint Technologies Holding, Inc.*	559,096
15,037	SPS Commerce, Inc.*	1,559,938
40,851	The Trade Desk, Inc. Class A*	9,047,679
38,745	Varonis Systems, Inc.*	2,756,707
33,594	Workiva, Inc.*	1,785,185
45,345	Yext, Inc.*	993,509
72,071	Zscaler, Inc.*	4,923,170

		110,468,125

Specialty Retail – 3.3%
84,651	Abercrombie & Fitch Co. Class A	2,530,218
29,599	America’s Car-Mart, Inc.*	2,931,781
316,494	American Eagle Outfitters, Inc.	7,526,227
52,175	Citi Trends, Inc.	965,759
110,776	Conn’s, Inc.*	2,865,775
12,508	Five Below, Inc.*	1,831,046
28,271	GameStop Corp. Class A	244,544
3,278	Genesco, Inc.*	146,887
5,533	Group 1 Automotive, Inc.	433,289
142,750	Hudson Ltd. Class A*	2,189,785
53,041	Monro, Inc.	4,446,427
72,399	Murphy USA, Inc.*	6,187,943
10,469	Rent-A-Center, Inc.*	260,992
5,860	Shoe Carnival, Inc.	208,968
69,426	Sleep Number Corp.*	2,416,025
138,419	Tilly’s, Inc. Class A	1,627,808

		36,813,474

Technology Hardware, Storage & Peripherals* – 0.3%
124,992	Cray, Inc.	3,282,290

Textiles, Apparel & Luxury Goods – 0.6%
228,620	Crocs, Inc.*	6,367,067
4,952	Movado Group, Inc.	176,539

		6,543,606

Thrifts & Mortgage Finance – 1.1%
94,576	Essent Group Ltd.*	4,487,631
6,270	Federal Agricultural Mortgage Corp. Class C	479,530
210,031	NMI Holdings, Inc. Class A*	5,897,670
42,303	WSFS Financial Corp.	1,826,644

		12,691,475

Tobacco – 0.3%
368,642	Vector Group Ltd.	3,513,158

Trading Companies & Distributors – 1.2%
143,563	BMC Stock Holdings, Inc.*	2,954,527
8,204	DXP Enterprises, Inc.*	351,870

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Trading Companies & Distributors – (continued)
25,898	Herc Holdings, Inc.*	$1,247,248
71,285	Kaman Corp.	4,413,254
112,407	MRC Global, Inc.*	1,948,013
62,710	Rush Enterprises, Inc. Class A	2,659,531

		13,574,443

Water Utilities – 0.0%
2,621	American States Water Co.	186,537

Wireless Telecommunication Services – 0.2%
57,065	Shenandoah Telecommunications Co.	2,358,496

TOTAL COMMON STOCKS
(Cost $992,660,850)		$1,090,817,567

Shares	Dividend Rate	Value

Investment Company(c) – 1.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
12,926,561	2.464%	$12,926,561
(Cost $12,926,561)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,005,587,411)		$1,103,744,128

Securities Lending Reinvestment Vehicle(c) – 0.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
10,451,858	2.464%	10,451,858
(Cost $10,451,858)

TOTAL INVESTMENTS – 99.4%
(Cost $1,016,039,269)		$1,114,195,986

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		6,514,780

NET ASSETS – 100.0%		$1,120,710,766

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

E-mini Russell 2000 Index	246	06/21/19	$19,608,660	$782,452

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 97.0%
Aerospace & Defense – 0.9%
2,963	AAR Corp.	$100,060
15,753	Ducommun, Inc.*	639,257
33,272	Kratos Defense & Security Solutions, Inc.*	528,359
2,038	Mercury Systems, Inc.*	148,815
18,913	Moog, Inc. Class A	1,771,013
8,463	Vectrus, Inc.*	343,175
62,604	Wesco Aircraft Holdings, Inc.*	528,378

		4,059,057

Air Freight & Logistics* – 0.5%
6,048	Atlas Air Worldwide Holdings, Inc.	292,058
75,089	Echo Global Logistics, Inc.	1,722,542
44,769	Radiant Logistics, Inc.	292,789

		2,307,389

Auto Components – 0.6%
35,788	Gentherm, Inc.*	1,515,980
14,485	Standard Motor Products, Inc.	723,815
13,700	Stoneridge, Inc.*	430,591
50,319	Superior Industries International, Inc.	249,079

		2,919,465

Banks – 14.4%
47,857	1st Source Corp.	2,241,143
18,711	Allegiance Bancshares, Inc.*	646,839
47,955	Amalgamated Bank Class A	812,837
6,346	Arrow Financial Corp.	213,543
53,702	Atlantic Capital Bancshares, Inc.*	936,563
15,300	Banner Corp.	811,206
16,075	Berkshire Hills Bancorp, Inc.	482,089
20,045	Bridge Bancorp, Inc.	621,195
82,535	Cathay General Bancorp	3,036,463
21,979	CenterState Bank Corp.	542,442
61,905	Central Pacific Financial Corp.	1,857,769
593	Century Bancorp, Inc. Class A	54,360
3,265	Columbia Banking System, Inc.	122,568
96,908	CVB Financial Corp.	2,102,904
40,342	Equity Bancshares, Inc. Class A*	1,059,381
2,471	Esquire Financial Holdings, Inc.*	62,121
27,578	Financial Institutions, Inc.	758,395
78,337	First Bancorp	885,208
62,632	First Bancorp/Southern Pines NC	2,374,379
172,387	First Commonwealth Financial Corp.	2,346,187
22,383	First Financial Corp.	921,508
167,002	First Foundation, Inc.	2,373,098
25,551	First Internet Bancorp	559,311
28,518	First Merchants Corp.	1,045,755
32,729	Flushing Financial Corp.	739,675
31,457	Glacier Bancorp, Inc.	1,339,754
3,107	Great Southern Bancorp, Inc.	180,051
61,105	Heartland Financial USA, Inc.	2,743,614
17,915	Heritage Commerce Corp.	224,296
123,781	Hilltop Holdings, Inc.	2,603,114
61,891	Home BancShares, Inc.	1,187,688
61,596	Hope Bancorp, Inc.	866,040

Common Stocks – (continued)
Banks – (continued)
21,372	IBERIABANK Corp.	1,699,074
78,700	International Bancshares Corp.	3,263,689
274,094	Investors Bancorp, Inc.	3,220,604
27,607	Lakeland Bancorp, Inc.	457,172
55,932	LegacyTexas Financial Group, Inc.	2,241,755
12,772	Macatawa Bank Corp.	131,807
24,949	Mercantile Bank Corp.	843,276
6,141	Metropolitan Bank Holding Corp.*	245,087
71,648	National Bank Holdings Corp. Class A	2,739,820
3,322	Nicolet Bankshares, Inc.*	202,808
12,115	Northeast Bancorp	265,561
7,059	Northrim BanCorp, Inc.	250,524
12,758	Opus Bank	279,017
25,194	Pacific Premier Bancorp, Inc.	732,390
26,824	Peapack Gladstone Financial Corp.	776,018
7,938	Republic Bancorp, Inc. Class A	375,150
6,556	Sandy Spring Bancorp, Inc.	228,739
29,130	Sierra Bancorp	770,780
74,535	Southern National Bancorp of Virginia, Inc.	1,112,062
9,276	Stock Yards Bancorp, Inc.	318,631
106,217	The Bancorp, Inc.*	1,084,476
14,569	Towne Bank	379,960
66,187	TriCo Bancshares	2,641,523
32,829	TriState Capital Holdings, Inc.*	763,603
4,130	UMB Financial Corp.	288,522
100,848	United Community Banks, Inc.	2,831,812
34,011	Univest Financial Corp.	857,757

		65,753,113

Biotechnology* – 2.1%
3,344	Acceleron Pharma, Inc.	136,201
17,712	Anika Therapeutics, Inc.	564,127
41,592	Array BioPharma, Inc.	940,395
14,997	Arrowhead Pharmaceuticals, Inc.(a)	269,646
27,918	CareDx, Inc.	759,649
34,644	Genomic Health, Inc.	2,228,649
8,508	Halozyme Therapeutics, Inc.	137,234
14,723	Myriad Genetics, Inc.	463,480
17,467	Natera, Inc.	333,794
45,650	PDL BioPharma, Inc.	149,276
25,000	Prothena Corp. PLC	260,000
15,829	Puma Biotechnology, Inc.	508,427
21,169	Repligen Corp.	1,426,367
6,789	Vanda Pharmaceuticals, Inc.	110,593
50,356	Veracyte, Inc.	1,151,642
7,258	Voyager Therapeutics, Inc.	153,144

		9,592,624

Building Products – 0.5%
24,651	Armstrong Flooring, Inc.*	357,193
30,708	Continental Building Products, Inc.*	787,660
2,559	CSW Industrials, Inc.*	153,412
12,922	JELD-WEN Holding, Inc.*	255,210
35,160	Quanex Building Products Corp.	587,875
3,312	Simpson Manufacturing Co., Inc.	210,908

		2,352,258

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Capital Markets – 2.2%
79,666	Artisan Partners Asset Management, Inc. Class A	$2,257,734
166,710	BrightSphere Investment Group PLC	2,443,969
10,022	Cowen, Inc.*	167,869
5,355	GAMCO Investors, Inc. Class A	116,096
38,626	Greenhill & Co., Inc.	799,945
33,681	Moelis & Co. Class A	1,379,237
44,740	Oppenheimer Holdings, Inc. Class A	1,174,425
17,899	Piper Jaffray Cos.	1,442,659
6,285	Waddell & Reed Financial, Inc. Class A	117,718

		9,899,652

Chemicals – 1.8%
62,838	Ferro Corp.*	1,122,915
6,918	H.B. Fuller Co.	338,775
18,365	Innophos Holdings, Inc.	591,169
18,068	Innospec, Inc.	1,532,528
10,743	Kraton Corp.*	352,585
27,445	Minerals Technologies, Inc.	1,722,723
12,221	OMNOVA Solutions, Inc.*	90,435
35,538	PolyOne Corp.	982,270
37,749	Trinseo SA	1,696,818

		8,430,218

Commercial Services & Supplies – 0.6%
10,352	ACCO Brands Corp.	94,617
18,800	Brady Corp. Class A	917,252
12,030	Ennis, Inc.	242,766
31,734	Mobile Mini, Inc.	1,143,059
18,292	Quad/Graphics, Inc.	223,345

		2,621,039

Communications Equipment* – 1.0%
47,352	Acacia Communications, Inc.	2,740,734
7,475	Ciena Corp.(b)	286,741
82,702	Harmonic, Inc.	468,093
41,203	Quantenna Communications, Inc.	1,003,293
15,704	Viavi Solutions, Inc.	208,863

		4,707,724

Construction & Engineering – 0.6%
54,922	Aegion Corp.*	1,093,497
13,008	Comfort Systems USA, Inc.	703,733
91,630	Great Lakes Dredge & Dock Corp.*	937,375

		2,734,605

Consumer Finance – 0.5%
48,748	Enova International, Inc.*	1,337,158
12,182	Nelnet, Inc. Class A	707,165
13,769	Regional Management Corp.*	341,058

		2,385,381

Containers & Packaging – 0.1%
11,115	Greif, Inc. Class A	439,265
2,629	Myers Industries, Inc.	47,033

		486,298

Common Stocks – (continued)
Distributors – 0.3%
43,362	Core-Mark Holding Co., Inc.	1,576,209

Diversified Consumer Services* – 0.7%
2,502	American Public Education, Inc.	80,064
100,071	Houghton Mifflin Harcourt Co.	713,506
55,288	K12, Inc.	1,665,275
53,862	Laureate Education, Inc. Class A	847,788

		3,306,633

Diversified Financial Services – 0.5%
55,485	Cannae Holdings, Inc.*	1,424,300
56,043	FGL Holdings	478,047
78,197	On Deck Capital, Inc.*	426,955

		2,329,302

Diversified Telecommunication Services – 0.9%
39,392	Cogent Communications Holdings, Inc.	2,175,620
49,762	Iridium Communications, Inc.*	1,366,465
5,944	Ooma, Inc.*	80,185
65,127	Vonage Holdings Corp.*	633,034

		4,255,304

Electric Utilities – 2.7%
53,727	El Paso Electric Co.	3,283,257
45,809	IDACORP, Inc.(b)	4,536,007
84,037	Portland General Electric Co.(b)	4,395,976

		12,215,240

Electrical Equipment* – 0.2%
27,942	Thermon Group Holdings, Inc.	720,624

Electronic Equipment, Instruments & Components – 3.7%
39,464	AVX Corp.	643,658
20,458	Belden, Inc.	1,136,442
11,609	Benchmark Electronics, Inc.	313,791
20,753	Control4 Corp.*	361,310
17,287	CTS Corp.	517,746
47,929	Fabrinet*	2,900,663
167,948	Fitbit, Inc. Class A*	886,765
49,594	Insight Enterprises, Inc.*	2,806,028
73,184	Knowles Corp.*	1,381,714
1,361	Novanta, Inc.*	118,434
28,312	PC Connection, Inc.	1,052,074
562	Tech Data Corp.*	59,915
24,584	TTM Technologies, Inc.*	325,492
149,456	Vishay Intertechnology, Inc.	2,960,723
31,203	Vishay Precision Group, Inc.*	1,181,658

		16,646,413

Energy Equipment & Services* – 2.2%
20,145	Forum Energy Technologies, Inc.	120,467
43,319	FTS International, Inc.	448,352
260,165	Helix Energy Solutions Group, Inc.	2,034,490
11,950	Keane Group, Inc.	125,355
9,471	KLX Energy Services Holdings, Inc.	265,662
68,835	Matrix Service Co.	1,349,854
48,254	McDermott International, Inc.	390,375

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Energy Equipment & Services* – (continued)
6,149	Natural Gas Services Group, Inc.	$98,814
69,483	Newpark Resources, Inc.	507,226
67,856	Noble Corp. PLC	178,461
3,637	Oil States International, Inc.	70,267
63,018	Pioneer Energy Services Corp.	109,651
57,211	SEACOR Holdings, Inc.	2,548,178
6,454	Select Energy Services, Inc. Class A	74,350
246,991	Superior Energy Services, Inc.	886,698
46,317	Unit Corp.	628,059

		9,836,259

Entertainment – 0.4%
127,058	AMC Entertainment Holdings, Inc. Class A	1,926,199

Equity Real Estate Investment Trusts (REITs) – 10.9%
20,698	Ashford Hospitality Trust, Inc.	114,046
180,473	Cedar Realty Trust, Inc.	554,052
104,002	Chesapeake Lodging Trust	2,964,057
35,173	City Office REIT, Inc.	408,007
431,744	Cousins Properties, Inc.	4,131,790
105,089	First Industrial Realty Trust, Inc.	3,706,489
83,034	Gladstone Commercial Corp.	1,805,989
116,297	Hersha Hospitality Trust	2,159,635
105,174	Independence Realty Trust, Inc.	1,113,793
8,956	Investors Real Estate Trust	539,868
326,571	Lexington Realty Trust	2,961,999
63,098	National Storage Affiliates Trust	1,846,247
59,292	NexPoint Residential Trust, Inc.	2,222,857
143,724	Piedmont Office Realty Trust, Inc. Class A	2,992,334
2,140	PS Business Parks, Inc.	328,747
98,994	Rexford Industrial Realty, Inc.	3,750,883
201,404	RLJ Lodging Trust	3,707,848
32,800	STAG Industrial, Inc.	943,984
78,846	Terreno Realty Corp.	3,520,474
101,663	Tier REIT, Inc.	2,881,129
20,850	Urstadt Biddle Properties, Inc. Class A	457,240
109,990	Washington Real Estate Investment Trust	3,106,118
150,773	Xenia Hotels & Resorts, Inc.	3,264,235

		49,481,821

Food & Staples Retailing – 0.5%
33,662	Ingles Markets, Inc. Class A	924,022
15,134	Village Super Market, Inc. Class A	444,637
16,680	Weis Markets, Inc.	701,394

		2,070,053

Food Products – 1.7%
173,345	Darling Ingredients, Inc.*	3,780,654
192,401	Dean Foods Co.	327,082
27,294	Fresh Del Monte Produce, Inc.	805,446
36,732	Freshpet, Inc.*	1,640,451
6,956	J&J Snack Foods Corp.	1,093,344

		7,646,977

Common Stocks – (continued)
Gas Utilities – 1.0%
16,655	Northwest Natural Holding Co.	1,114,053
30,506	ONE Gas, Inc.	2,700,391
7,570	Spire, Inc.	637,318

		4,451,762

Health Care Equipment & Supplies* – 0.3%
15,077	Integer Holdings Corp.	1,041,670
1,402	Orthofix Medical, Inc.	76,815
6,750	STAAR Surgical Co.	219,240

		1,337,725

Health Care Providers & Services – 0.4%
31,802	Tenet Healthcare Corp.*	696,464
14,492	The Ensign Group, Inc.	746,628
21,716	Triple-S Management Corp. Class B*	493,387

		1,936,479

Health Care Technology – 0.7%
82,873	Allscripts Healthcare Solutions, Inc.*	817,956
26,397	Computer Programs & Systems, Inc.	802,205
29,241	HMS Holdings Corp.*	889,804
5,809	Omnicell, Inc.*	466,811

		2,976,776

Hotels, Restaurants & Leisure – 1.1%
722	Biglari Holdings, Inc. Class B*	100,596
7,206	Dave & Buster’s Entertainment, Inc.	409,589
29,440	Denny’s Corp.*	548,173
52,599	Fiesta Restaurant Group, Inc.*	665,903
5,244	International Speedway Corp. Class A	231,365
17,553	Red Robin Gourmet Burgers, Inc.*	562,223
12,944	The Habit Restaurants, Inc. Class A*	137,983
29,626	Wingstop, Inc.	2,229,949

		4,885,781

Household Durables – 1.8%
12,077	Bassett Furniture Industries, Inc.	214,487
14,293	Beazer Homes USA, Inc.*	189,954
15,422	Helen of Troy Ltd.*	2,220,768
59,371	KB Home	1,538,303
4,651	M/I Homes, Inc.*	131,019
59,707	Meritage Homes Corp.*	3,054,013
17,048	Universal Electronics, Inc.*	648,676

		7,997,220

Independent Power and Renewable Electricity Producers – 0.6%
123,672	Atlantic Power Corp.*	285,682
98,901	Clearway Energy, Inc. Class C	1,569,559
42,520	Pattern Energy Group, Inc. Class A	983,063

		2,838,304

Insurance – 3.5%
104,888	American Equity Investment Life Holding Co.	3,084,756
18,984	AMERISAFE, Inc.	1,124,232
45,243	Argo Group International Holdings Ltd.	3,532,121

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)
21,375	Employers Holdings, Inc.	$917,415
17,982	FBL Financial Group, Inc. Class A	1,123,335
143,168	Genworth Financial, Inc. Class A*	542,607
45,692	National General Holdings Corp.	1,126,308
3,696	National Western Life Group, Inc. Class A	985,797
33,405	ProAssurance Corp.	1,253,690
4,171	Protective Insurance Corp. Class B	67,779
10,213	Safety Insurance Group, Inc.	948,992
6,444	Selective Insurance Group, Inc.	459,522
14,431	Stewart Information Services Corp.	613,462

		15,780,016

Interactive Media & Services* – 0.0%
21,296	The Meet Group, Inc.	118,406

Internet & Direct Marketing Retail* – 0.3%
2,419	Etsy, Inc.	163,379
31,077	Liberty Expedia Holdings, Inc. Class A	1,442,595

		1,605,974

IT Services – 1.1%
4,280	Cardtronics PLC Class A*	153,053
112,694	Perspecta, Inc.	2,600,978
45,901	Presidio, Inc.	689,433
53,726	Sykes Enterprises, Inc.*	1,490,896

		4,934,360

Leisure Products – 1.0%
2,535	Acushnet Holdings Corp.	63,907
41,736	American Outdoor Brands Corp.*	411,099
143,067	Callaway Golf Co.	2,512,256
31,242	Clarus Corp.	419,268
4,707	Johnson Outdoors, Inc. Class A	360,886
16,302	Nautilus, Inc.*	87,216
80,627	Vista Outdoor, Inc.*	695,811

		4,550,443

Life Sciences Tools & Services* – 0.0%
3,166	Syneos Health, Inc.	148,580

Machinery – 3.2%
1,105	Albany International Corp. Class A	81,737
9,371	Barnes Group, Inc.	521,215
21,172	Columbus McKinnon Corp.	833,330
32,526	EnPro Industries, Inc.	2,417,332
9,897	ESCO Technologies, Inc.	742,275
24,794	Federal Signal Corp.	713,324
3,625	Hurco Cos., Inc.	142,571
129,687	Milacron Holdings Corp.*	1,894,727
14,027	Miller Industries, Inc.	464,013
6,881	Rexnord Corp.*	196,797
54,963	SPX FLOW, Inc.*	1,975,370
60,424	TriMas Corp.*	1,868,914
31,494	Watts Water Technologies, Inc. Class A	2,695,572

		14,547,177

Common Stocks – (continued)
Media – 3.6%
25,056	Entravision Communications Corp. Class A	71,911
34,505	Gray Television, Inc.*	808,452
52,656	MSG Networks, Inc. Class A*	1,212,668
137,320	New Media Investment Group, Inc.	1,467,951
22,584	Nexstar Media Group, Inc. Class A	2,643,457
23,106	Scholastic Corp.	921,467
77,603	Sinclair Broadcast Group, Inc. Class A	3,553,441
83,639	TEGNA, Inc.	1,331,533
112,639	The E.W. Scripps Co. Class A	2,567,043
54,515	The New York Times Co. Class A	1,807,172

		16,385,095

Metals & Mining – 3.0%
297,138	AK Steel Holding Corp.*(a)	719,074
111,071	Allegheny Technologies, Inc.*	2,767,889
55,723	Carpenter Technology Corp.	2,767,761
5,182	Cleveland-Cliffs, Inc.	51,768
13,794	Kaiser Aluminum Corp.	1,357,330
28,798	Materion Corp.	1,671,148
45,497	Schnitzer Steel Industries, Inc. Class A	1,079,189
76,116	SunCoke Energy, Inc.*	655,359
56,392	Warrior Met Coal, Inc.	1,748,152
23,292	Worthington Industries, Inc.	934,708

		13,752,378

Mortgage Real Estate Investment Trusts (REITs) – 1.6%
75,400	AG Mortgage Investment Trust, Inc.	1,290,094
243,395	Anworth Mortgage Asset Corp.	1,019,825
25,133	Apollo Commercial Real Estate Finance, Inc.	470,993
15,004	Blackstone Mortgage Trust, Inc. Class A	533,992
21,760	Capstead Mortgage Corp.	186,918
44,180	Exantas Capital Corp.	483,771
27,001	Great Ajax Corp.	386,654
162,994	Ladder Capital Corp.	2,836,096

		7,208,343

Multi-Utilities – 1.5%
22,974	Avista Corp.	991,098
52,889	NorthWestern Corp.	3,694,297
38,436	Unitil Corp.	2,187,393

		6,872,788

Oil, Gas & Consumable Fuels – 3.9%
25,552	Arch Coal, Inc. Class A	2,478,033
12,902	California Resources Corp.*	271,974
47,373	CONSOL Energy, Inc.*	1,605,945
26,398	CVR Energy, Inc.	1,204,013
62,681	Delek US Holdings, Inc.	2,322,958
366,722	Denbury Resources, Inc.*	817,790
18,943	DHT Holdings, Inc.	100,966
28,734	GasLog Ltd.	449,112
37,606	Golar LNG Ltd.	734,821
14,380	Green Plains, Inc.	249,781
46,651	Oasis Petroleum, Inc.*	284,571

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
38,808	PDC Energy, Inc.*	$1,687,760
11,861	Peabody Energy Corp.	341,241
59,313	Renewable Energy Group, Inc.*	1,430,630
3,995	REX American Resources Corp.*	337,617
15,307	Scorpio Tankers, Inc.	394,614
45,563	Southwestern Energy Co.*	179,974
9,001	Talos Energy, Inc.*	267,330
80,868	World Fuel Services Corp.	2,494,778

		17,653,908

Paper & Forest Products – 1.2%
32,029	Boise Cascade Co.	886,883
146,906	Louisiana-Pacific Corp.	3,679,996
55,767	PH Glatfelter Co.	880,003

		5,446,882

Pharmaceuticals – 0.9%
18,372	Pacira BioSciences, Inc.*	731,573
44,264	Phibro Animal Health Corp. Class A	1,536,403
67,066	Prestige Consumer Healthcare, Inc.*	1,973,082

		4,241,058

Professional Services – 1.9%
92,842	CBIZ, Inc.*	1,792,779
11,891	CRA International, Inc.	619,283
14,623	Huron Consulting Group, Inc.*	706,730
35,235	Kforce, Inc.	1,269,165
46,471	Korn Ferry	2,185,066
34,360	Navigant Consulting, Inc.	784,439
41,091	TrueBlue, Inc.*	992,759
5,674	Upwork, Inc.*	113,423

		8,463,644

Real Estate Management & Development – 0.6%
108,632	Kennedy-Wilson Holdings, Inc.	2,339,933
14,244	Tejon Ranch Co.*	245,709

		2,585,642

Road & Rail – 0.5%
6,684	ArcBest Corp.	204,263
29,710	Covenant Transportation Group, Inc. Class A*	580,237
62,209	Marten Transport Ltd.	1,230,494
44,288	YRC Worldwide, Inc.*	301,601

		2,316,595

Semiconductors & Semiconductor Equipment* – 2.1%
2,400	Ambarella, Inc.	120,288
38,929	Amkor Technology, Inc.	352,697
33,212	Cirrus Logic, Inc.	1,580,227
11,230	Cree, Inc.	742,191
66,199	Diodes, Inc.	2,410,967
46,395	Inphi Corp.	2,118,396
135,560	Rambus, Inc.	1,553,518
6,604	Semtech Corp.	355,757
7,093	Synaptics, Inc.	267,193

		9,501,234

Common Stocks – (continued)
Software* – 1.1%
14,499	ACI Worldwide, Inc.	515,004
8,992	Avaya Holdings Corp.	171,567
3,990	Bottomline Technologies DE, Inc.	201,774
19,287	Cornerstone OnDemand, Inc.	1,054,035
13,534	HubSpot, Inc.	2,496,888
5,654	New Relic, Inc.	595,027

		5,034,295

Specialty Retail – 4.3%
29,719	Aaron’s, Inc.	1,655,051
88,730	Abercrombie & Fitch Co. Class A	2,652,140
9,954	America’s Car-Mart, Inc.*	985,944
48,201	American Eagle Outfitters, Inc.	1,146,220
17,878	Bed Bath & Beyond, Inc.	298,741
37,627	Citi Trends, Inc.	696,476
35,151	Conn’s, Inc.*	909,356
75,047	Express, Inc.*	276,173
71,509	GameStop Corp. Class A	618,553
26,884	Genesco, Inc.*	1,204,672
20,077	Group 1 Automotive, Inc.	1,572,230
39,300	Haverty Furniture Cos., Inc.	936,126
3,550	Hibbett Sports, Inc.*	73,485
38,598	Murphy USA, Inc.*	3,298,971
62,424	Rent-A-Center, Inc.*	1,556,230
12,195	Sonic Automotive, Inc. Class A	246,705
15,432	The Cato Corp. Class A	233,949
88,322	Tilly’s, Inc. Class A	1,038,667

		19,399,689

Technology Hardware, Storage & Peripherals* – 0.4%
65,140	Cray, Inc.	1,710,576

Textiles, Apparel & Luxury Goods* – 0.1%
19,127	Crocs, Inc.	532,687

Thrifts & Mortgage Finance – 3.1%
13,018	BankFinancial Corp.	195,400
45,816	Essent Group Ltd.*	2,173,969
16,932	Federal Agricultural Mortgage Corp. Class C	1,294,959
17,147	First Defiance Financial Corp.	506,008
28,629	Meridian Bancorp, Inc.	492,992
86,511	NMI Holdings, Inc. Class A*	2,429,229
142,384	Radian Group, Inc.(b)	3,334,633
136,225	TrustCo Bank Corp. NY	1,089,800
17,992	United Community Financial Corp.	165,706
14,120	Walker & Dunlop, Inc.	775,894
38,575	WSFS Financial Corp.	1,665,669

		14,124,259

Tobacco – 0.4%
210,609	Vector Group Ltd.	2,007,104

Trading Companies & Distributors – 1.1%
108,937	BMC Stock Holdings, Inc.*	2,241,923
6,489	DXP Enterprises, Inc.*	278,313
37,947	MRC Global, Inc.*	657,622

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Trading Companies & Distributors – (continued)
31,384	Rush Enterprises, Inc. Class A	$1,330,995
27,028	Titan Machinery, Inc.*	464,882
5,405	Triton International Ltd.	178,095

		5,151,830

Water Utilities – 0.0%
2,151	Artesian Resources Corp. Class A	78,038
3,173	The York Water Co.	107,977

		186,015

Wireless Telecommunication Services – 0.2%
1,585	Shenandoah Telecommunications Co.	65,508
53,648	Spok Holdings, Inc.	743,025

		808,533

TOTAL COMMON STOCKS
(Cost $414,076,352)		$441,751,415

Shares	Dividend Rate	Value

Investment Company(c) – 1.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,765,133	2.464%	$7,765,133
(Cost $7,765,133)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $421,841,485)		$449,516,548

Securities Lending Reinvestment Vehicle(c) – 0.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,033,825	2.464%	1,033,825
(Cost $1,033,825)

TOTAL INVESTMENTS – 98.9%
(Cost $422,875,310)		$450,550,373

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		4,968,662

NET ASSETS – 100.0%		$455,519,035

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:

E-Mini Russell 2000 Index	100	06/21/19	$7,971,000	$249,191

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 99.2%
Aerospace & Defense – 1.7%
29,399	Harris Corp.	$4,953,732
74,635	Spirit AeroSystems Holdings, Inc. Class A	6,485,782
797	Teledyne Technologies, Inc.*	198,062
5,687	Textron, Inc.	301,411
44,573	The Boeing Co.	16,834,776

		28,773,763

Auto Components – 0.6%
71,875	Lear Corp.	10,278,125

Automobiles – 0.1%
2,182	Tesla, Inc.*(a)	520,822
8,129	Thor Industries, Inc.	535,457

		1,056,279

Banks – 7.7%
60,814	Bank of America Corp.	1,859,692
4,568	CIT Group, Inc.	243,337
410,256	Citigroup, Inc.	29,005,099
230,502	Comerica, Inc.	18,115,152
12,062	Fifth Third Bancorp	347,627
79,324	JPMorgan Chase & Co.	9,205,550
70,339	Popular, Inc.	4,059,264
61,238	SVB Financial Group*	15,414,829
641,382	Wells Fargo & Co.	31,049,303
105,074	Western Alliance Bancorp*	5,020,436
363,077	Zions Bancorp NA	17,910,589

		132,230,878

Beverages* – 1.1%
320,090	Monster Beverage Corp.	19,077,364

Biotechnology – 4.2%
211,793	AbbVie, Inc.	16,814,246
36,241	Amgen, Inc.	6,498,736
30,157	Biogen, Inc.*	6,913,191
8,104	BioMarin Pharmaceutical, Inc.*	693,135
33,123	Celgene Corp.*	3,135,423
353,094	Gilead Sciences, Inc.	22,965,234
76,446	Incyte Corp.*	5,871,053
51,525	Vertex Pharmaceuticals, Inc.*	8,706,694

		71,597,712

Building Products – 0.7%
171,371	Johnson Controls International PLC	6,426,412
128,280	Masco Corp.	5,010,617

		11,437,029

Capital Markets – 1.5%
34,429	MSCI, Inc.	7,759,608
5,675	SEI Investments Co.	309,004
243,756	State Street Corp.	16,492,531
17,459	The Charles Schwab Corp.	799,273

		25,360,416

Common Stocks – (continued)
Chemicals – 1.9%
7,297	Axalta Coating Systems Ltd.*	196,873
132,171	CF Industries Holdings, Inc.	5,918,617
54,976	Eastman Chemical Co.	4,336,507
18,967	Huntsman Corp.	421,826
59,473	Olin Corp.	1,289,969
42,973	The Sherwin-Williams Co.	19,545,410

		31,709,202

Commercial Services & Supplies – 0.2%
37,962	Waste Management, Inc.	4,074,841

Communications Equipment – 0.5%
22,043	Arista Networks, Inc.*	6,883,809
5,031	Cisco Systems, Inc.	281,484
10,584	F5 Networks, Inc.*	1,660,630

		8,825,923

Construction & Engineering* – 0.1%
25,765	AECOM	873,433

Consumer Finance – 0.9%
420,214	Ally Financial, Inc.	12,484,558
59,225	Synchrony Financial	2,053,331

		14,537,889

Containers & Packaging – 0.2%
65,084	Sealed Air Corp.	3,034,216

Diversified Financial Services – 1.6%
55,566	Berkshire Hathaway, Inc. Class B*	12,041,708
283,401	Voya Financial, Inc.	15,555,881

		27,597,589

Diversified Telecommunication Services – 0.5%
583,866	CenturyLink, Inc.	6,667,750
67,707	Zayo Group Holdings, Inc.*	2,118,552

		8,786,302

Electric Utilities – 3.2%
226,485	American Electric Power Co., Inc.	19,375,792
405,931	Exelon Corp.	20,682,184
471,541	PPL Corp.	14,716,795

		54,774,771

Electrical Equipment – 0.2%
40,755	AMETEK, Inc.	3,593,368

Electronic Equipment, Instruments & Components – 1.1%
188,039	Keysight Technologies, Inc.*	16,365,034
35,919	National Instruments Corp.	1,691,785

		18,056,819

Energy Equipment & Services – 0.8%
534,936	TechnipFMC PLC	13,154,076

Entertainment – 1.0%
85,772	Activision Blizzard, Inc.	4,135,068
21,013	Electronic Arts, Inc.*	1,988,880

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Entertainment – (continued)
27,435	Netflix, Inc.*	$10,165,765
12,425	Take-Two Interactive Software, Inc.*	1,203,113

		17,492,826

Equity Real Estate Investment Trusts (REITs) – 4.1%
93,245	American Homes 4 Rent Class A	2,236,015
118,318	American Tower Corp.	23,107,505
137,518	Camden Property Trust	13,841,187
314,257	Duke Realty Corp.	9,779,678
953,316	Host Hotels & Resorts, Inc.	18,341,800
25,372	Lamar Advertising Co. Class A	2,097,503
15,016	STORE Capital Corp.	500,333

		69,904,021

Food Products – 0.9%
59,838	Ingredion, Inc.	5,669,651
15,502	Lamb Weston Holdings, Inc.	1,085,915
163,360	Mondelez International, Inc. Class A	8,306,856

		15,062,422

Health Care Equipment & Supplies – 0.7%
18,509	Align Technology, Inc.*	6,009,502
15,897	Hill-Rom Holdings, Inc.	1,612,274
4,495	Varian Medical Systems, Inc.*	612,084
35,862	Zimmer Biomet Holdings, Inc.	4,416,764

		12,650,624

Health Care Providers & Services – 4.3%
84,140	Anthem, Inc.	22,131,344
144,096	HCA Healthcare, Inc.	18,333,334
76,398	Humana, Inc.	19,512,813
17,438	McKesson Corp.	2,079,482
3,427	Molina Healthcare, Inc.*	444,242
84,339	Universal Health Services, Inc. Class B	10,700,089

		73,201,304

Hotels, Restaurants & Leisure – 2.2%
136,142	Hilton Worldwide Holdings, Inc.	11,842,993
253,469	Las Vegas Sands Corp.	16,995,096
169,833	Yum China Holdings, Inc.	8,073,861

		36,911,950

Household Durables – 0.7%
87,397	Whirlpool Corp.	12,132,452

Household Products – 0.9%
201,008	Colgate-Palmolive Co.	14,631,372
9,744	The Procter & Gamble Co.	1,037,541

		15,668,913

Independent Power and Renewable Electricity Producers – 1.4%
632,129	AES Corp.	10,822,049
301,319	NRG Energy, Inc.	12,405,303

		23,227,352

Common Stocks – (continued)
Industrial Conglomerates – 0.2%
17,622	Honeywell International, Inc.	3,059,708

Insurance – 4.5%
72,381	Aon PLC	13,038,713
62,087	Arch Capital Group Ltd.*	2,097,299
326,996	Athene Holding Ltd. Class A*	14,767,139
90,577	Brighthouse Financial, Inc.*	3,785,213
29,195	First American Financial Corp.	1,665,867
35,030	Lincoln National Corp.	2,337,202
24,863	Reinsurance Group of America, Inc.	3,766,993
72,060	The Allstate Corp.	7,138,264
264,923	The Progressive Corp.	20,703,732
221,665	Unum Group	8,183,872

		77,484,294

Interactive Media & Services – 5.1%
21,791	Alphabet, Inc. Class A*	26,126,537
21,881	Alphabet, Inc. Class C*	26,005,131
167,631	Facebook, Inc. Class A*	32,419,836
35,261	Match Group, Inc.	2,129,764
3,631	Twitter, Inc.*	144,913

		86,826,181

Internet & Direct Marketing Retail – 4.9%
29,587	Amazon.com, Inc.*	56,999,947
3,312	Booking Holdings, Inc.*	6,143,727
505,241	eBay, Inc.	19,578,089
2,757	Expedia Group, Inc.	357,969

		83,079,732

IT Services – 4.9%
38,435	Fidelity National Information Services, Inc.	4,455,770
9,940	GoDaddy, Inc. Class A*	810,110
163,849	International Business Machines Corp.	22,983,099
8,897	Mastercard, Inc. Class A	2,261,973
159,526	PayPal Holdings, Inc.*	17,989,747
25,140	VeriSign, Inc.*	4,963,893
186,157	Visa, Inc. Class A	30,609,796

		84,074,388

Life Sciences Tools & Services – 1.2%
208,484	Agilent Technologies, Inc.	16,365,994
1,232	Mettler-Toledo International, Inc.*	918,160
13,912	Thermo Fisher Scientific, Inc.	3,859,885

		21,144,039

Machinery – 2.4%
75,044	Allison Transmission Holdings, Inc.	3,516,562
154,562	Caterpillar, Inc.	21,549,034
15,127	Cummins, Inc.	2,515,469
15,255	Ingersoll-Rand PLC	1,870,415
62,553	Parker-Hannifin Corp.	11,327,097

		40,778,577

Media – 0.6%
801,592	News Corp. Class A	9,955,773

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Multi-Utilities – 1.6%
209,889	Ameren Corp.	$15,273,622
7,314	Dominion Energy, Inc.	569,541
89,698	DTE Energy Co.	11,275,936

		27,119,099

Oil, Gas & Consumable Fuels – 4.9%
343,985	ConocoPhillips	21,712,333
205,492	Devon Energy Corp.	6,604,513
88,356	Exxon Mobil Corp.	7,093,220
436,631	Marathon Oil Corp.	7,440,192
326,355	Occidental Petroleum Corp.	19,215,782
203,684	Phillips 66	19,201,291
22,001	Valero Energy Corp.	1,994,611

		83,261,942

Pharmaceuticals – 2.6%
481,253	Bristol-Myers Squibb Co.	22,344,577
62,838	Johnson & Johnson	8,872,725
257,675	Mylan NV*	6,954,648
159,329	Pfizer, Inc.	6,470,351

		44,642,301

Professional Services – 0.4%
1,387	CoStar Group, Inc.*	688,299
70,390	ManpowerGroup, Inc.	6,760,255

		7,448,554

Real Estate Management & Development – 0.1%
8,290	Jones Lang LaSalle, Inc.	1,281,385

Road & Rail – 2.3%
180,782	CSX Corp.	14,395,671
145,111	Union Pacific Corp.	25,690,451

		40,086,122

Semiconductors & Semiconductor Equipment – 2.6%
18,324	Intel Corp.	935,257
74,787	Lam Research Corp.	15,513,067
45,174	Micron Technology, Inc.*	1,900,019
173,615	NXP Semiconductors NV	18,337,216
28,979	Qorvo, Inc.*	2,191,102
38,518	Xilinx, Inc.	4,627,553

		43,504,214

Software – 7.8%
175,073	Citrix Systems, Inc.	17,675,370
92,811	Fortinet, Inc.*	8,670,404
402,172	Microsoft Corp.	52,523,663
245,014	Oracle Corp.	13,556,625
69,550	Palo Alto Networks, Inc.*	17,306,126
65,053	ServiceNow, Inc.*	17,662,540
51,843	Tableau Software, Inc. Class A*	6,314,996

		133,709,724

Specialty Retail – 1.8%
3,868	AutoZone, Inc.*	3,977,503
63,779	Best Buy Co., Inc.	4,745,795

Common Stocks – (continued)
Specialty Retail – (continued)
31,063	L Brands, Inc.	796,455
44,670	O’Reilly Automotive, Inc.*	16,910,722
71,903	The TJX Cos., Inc.	3,946,037

		30,376,512

Technology Hardware, Storage & Peripherals – 4.6%
393,921	Apple, Inc.	79,048,127

Textiles, Apparel & Luxury Goods* – 0.0%
30,376	Under Armour, Inc. Class A	701,382

Tobacco – 1.4%
282,040	Philip Morris International, Inc.	24,413,382

Trading Companies & Distributors* – 0.2%
43,802	AerCap Holdings NV	2,174,331
34,561	WESCO International, Inc.	1,978,272

		4,152,603

Wireless Telecommunication Services – 0.1%
35,827	Telephone & Data Systems, Inc.	1,142,165

TOTAL COMMON STOCKS
(Cost $1,528,950,772)		$1,692,372,063

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,528,950,772)		$1,692,372,063

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(b) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
493,000	2.464%	$493,000
(Cost $493,000)

TOTAL INVESTMENTS – 99.2%
(Cost $1,529,443,772)		$1,692,865,063

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		14,043,554

NET ASSETS – 100.0%		$1,706,908,617

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

April 30, 2019 (Unaudited)

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund
Assets:
Investments, at value (cost $1,811,921,803, $536,494,165 and $552,095,130, respectively)(a)	$2,212,861,475	$572,234,295	$593,422,589
Investments of affiliated issuers, at value (cost $0, $8,291,250 and $6,563,751, respectively)	—	8,291,250	6,563,751
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $5,556,225, $0 and $4,071,446, respectively)	5,556,225	—	4,071,446
Cash	18,475,325	8,882,654	9,328,207
Variation margin on futures contracts	—	24,086	—
Receivables:
Fund shares sold	1,820,621	1,294,238	2,723,248
Dividends	935,767	486,509	30,657
Reimbursement from investment adviser	51,112	38,095	42,691
Securities lending income	1,637	—	13,880
Investments sold	—	—	9,221,519
Other assets	126,352	111,032	100,638
Total assets	2,239,828,514	591,362,159	625,518,626

Liabilities:
Variation margin on futures contracts	—	—	48,351
Payables:
Payable upon return of securities loaned	5,556,225	—	4,071,446
Fund shares redeemed	3,206,719	2,734,943	329,305
Management fees	889,985	245,330	396,010
Distribution and Service fees and Transfer Agency fees	290,066	68,395	57,071
Investments purchased	—	18,860	9,034,687
Accrued expenses	201,208	122,570	124,460
Total liabilities	10,144,203	3,190,098	14,061,330

Net Assets:
Paid-in capital	1,831,117,181	562,026,200	588,384,302
Total distributable earnings (loss)	398,567,130	26,145,861	23,072,994
NET ASSETS	$2,229,684,311	$588,172,061	$611,457,296
Net Assets:
Class A	$338,371,747	$68,942,526	$52,949,036
Class C	52,547,946	13,228,788	8,212,811
Institutional	843,000,489	171,147,528	248,359,572
Service	58,136,578	9,138,492	2,788,833
Investor	456,278,548	124,517,090	59,955,460
Class P	47,465,582	34,793,685	105,184,109
Class R	26,612,197	5,733,425	14,789,219
Class R6	407,271,224	160,670,527	119,218,256
Total Net Assets	$2,229,684,311	$588,172,061	$611,457,296
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	10,883,939	3,224,850	2,095,809
Class C	1,910,874	624,799	381,473
Institutional	26,148,969	8,015,020	9,435,840
Service	1,900,407	425,720	112,290
Investor	14,888,708	5,846,725	2,387,042
Class P	1,473,704	1,630,308	3,996,655
Class R	877,432	270,025	599,992
Class R6	12,639,973	7,526,574	4,529,418
Net asset value, offering and redemption price per share:(b)
Class A	$31.09	$21.38	$25.26
Class C	27.50	21.17	21.53
Institutional	32.24	21.35	26.32
Service	30.59	21.47	24.84
Investor	30.65	21.30	25.12
Class P	32.21	21.34	26.32
Class R	30.33	21.23	24.65
Class R6	32.22	21.35	26.32

(a)	Includes loaned securities having a market value of $5,425,810 and $3,872,286 for the Large Cap Growth Insights and Small Cap Equity Insights Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights, Large Cap Value Insights and Small Cap Equity Insights Funds is $32.90, $22.62 and $26.73, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities (continued)

April 30, 2019 (Unaudited)

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
Assets:
Investments of unaffiliated issuers, at value (cost $992,660,850, $414,076,352 and $1,528,950,772, respectively)(a)	$1,090,817,567	$441,751,415	$1,692,372,063
Investments of affiliated issuers, at value (cost $12,926,561, $7,765,133 and $0, respectively)	12,926,561	7,765,133	—
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $10,451,858, $1,033,825 and $493,000, respectively)	10,451,858	1,033,825	493,000
Cash	17,911,915	6,934,471	15,741,204
Receivables:
Fund shares sold	2,045,448	1,049,557	483,810
Dividends	70,708	79,016	972,393
Reimbursement from investment adviser	45,312	35,298	53,508
Securities lending income	30,888	801	42
Investments sold	—	6,946,231	—
Other assets	117,952	111,711	171,411
Total assets	1,134,418,209	465,707,458	1,710,287,431

Liabilities:
Variation margin on futures contracts	98,365	39,977	—
Payables:
Payable upon return of securities loaned	10,451,858	1,033,825	493,000
Fund shares redeemed	1,219,150	363,773	1,866,068
Management fees	727,085	289,977	693,595
Distribution and Service fees and Transfer Agency fees	122,254	68,891	209,204
Investments purchased	918,790	8,245,491	—
Accrued expenses	169,941	146,489	116,947
Total liabilities	13,707,443	10,188,423	3,378,814

Net Assets:
Paid-in capital	1,038,838,011	434,465,936	1,573,784,845
Total distributable earnings (loss)	81,872,755	21,053,099	133,123,772
NET ASSETS	$1,120,710,766	$455,519,035	$1,706,908,617
Net Assets:
Class A	$88,996,927	$132,712,120	$317,658,274
Class C	8,709,718	7,952,217	16,850,511
Institutional	362,591,473	134,776,792	963,447,536
Service	—	—	6,814,306
Investor	357,896,810	42,825,338	116,467,079
Class P	10,337,947	45,330,555	224,269,435
Class R	21,303,516	3,079,867	49,866,642
Class R6	270,874,375	88,842,146	11,534,834
Total Net Assets	$1,120,710,766	$455,519,035	$1,706,908,617
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,539,375	3,379,986	6,500,363
Class C	332,029	294,002	385,899
Institutional	8,674,523	2,540,211	19,101,145
Service	—	—	140,166
Investor	9,919,456	1,096,703	2,417,392
Class P	247,215	854,691	4,448,413
Class R	634,317	79,816	1,040,288
Class R6	6,477,099	1,674,973	228,850
Net asset value, offering and redemption price per share:(b)
Class A	$35.05	$39.26	$48.87
Class C	26.23	27.05	43.67
Institutional	41.80	53.06	50.44
Service	—	—	48.62
Investor	36.08	39.05	48.18
Class P	41.82	53.04	50.42
Class R	33.58	38.59	47.94
Class R6	41.82	53.04	50.40

(a)	Includes loaned securities having a market value of $10,065,738, $930,782 and $477,380 for the Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds is $37.09, $41.56 and $51.71, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $14,053, $4,999 and $121, respectively)	$14,378,540	$6,334,717	$4,960,945

Dividends — affiliated issuers	65,752	97,069	42,451

Securities lending income — affiliated issuer	2,863	—	52,906

Total investment income	14,447,155	6,431,786	5,056,302

Expenses:

Management fees	5,066,746	1,355,946	2,360,667

Transfer Agency fees(a)	956,158	221,055	190,849

Distribution and Service fees(a)	715,423	155,127	137,551

Custody, accounting and administrative services	88,680	58,308	67,490

Registration fees	88,521	80,472	84,153

Printing and mailing costs	71,139	20,411	21,218

Professional fees	47,510	47,510	47,509

Service Share fees — Service Plan	66,445	11,747	2,951

Service Share fees — Shareholder Administration Plan	66,445	11,747	2,951

Trustee fees	9,753	8,341	8,405

Other	24,586	8,201	12,519

Total expenses	7,201,406	1,978,865	2,936,263

Less — expense reductions	(293,923)	(219,061)	(232,224)

Net expenses	6,907,483	1,759,804	2,704,039

NET INVESTMENT INCOME	7,539,672	4,671,982	2,352,263

Realized and unrealized gain (loss):

Net realized gain from:

Investments — unaffiliated issuers	1,563,917	(8,555,583)	(21,099,642)

Futures contracts	1,665,783	(265,152)	677,453

Net change in unrealized gain on:

Investments — unaffiliated issuers	192,746,419	33,720,550	51,333,570

Futures contracts	—	1,511,320	314,799

Net realized and unrealized gain	195,976,119	26,411,135	31,226,180

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$203,515,791	$31,083,117	$33,578,443

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Large Cap Growth Insights	$396,689	$256,525	$62,209	$285,616	$46,175	$156,228	$10,631	$372,950	$6,237	$22,395	$55,926
Large Cap Value Insights	80,344	60,849	13,934	57,848	10,953	27,529	1,880	88,753	4,770	5,016	24,306
Small Cap Equity Insights	64,899	37,794	34,858	46,727	6,803	43,855	472	43,412	13,594	12,549	23,437

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations (continued)

For the Six Months Ended April 30, 2019 (Unaudited)

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $0, $76 and $10,931, respectively)	$4,631,223	$3,552,898	$15,888,907

Dividends — affiliated issuers	170,024	84,413	123,924

Securities lending income — affiliated issuer	115,223	4,098	63

Total investment income	4,916,470	3,641,409	16,012,894

Expenses:

Management fees	3,895,118	1,404,079	4,015,860

Transfer Agency fees(a)	483,511	173,472	635,740

Distribution and Service fees(a)	195,688	186,033	566,701

Custody, accounting and administrative services	78,058	58,563	79,649

Registration fees	65,335	61,598	104,196

Printing and mailing costs	64,196	22,416	47,093

Professional fees	46,064	46,067	47,509

Trustee fees	8,688	8,142	9,153

Service Share fees — Service Plan	—	—	7,859

Service Share fees — Shareholder Administration Plan	—	—	7,859

Other	22,154	13,532	21,236

Total expenses	4,858,812	1,973,902	5,542,855

Less — expense reductions	(276,805)	(208,985)	(286,145)

Net expenses	4,582,007	1,764,917	5,256,710

NET INVESTMENT INCOME	334,463	1,876,492	10,756,184

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(15,588,131)	(8,043,342)	(32,897,616)

Futures contracts	(1,001,760)	214,175	(1,229,600)

Net change in unrealized gain on:

Investments — unaffiliated issuers	82,274,640	32,059,895	144,947,482

Futures contracts	2,392,778	432,795	1,906,386

Net realized and unrealized gain	68,077,527	24,663,523	112,726,652

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,411,990	$26,540,015	$123,482,836

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Small Cap Growth Insights	$105,526	$40,346	$49,816	$75,979	$7,262	$65,414	$—	$284,134	$1,408	$17,934	$31,380
Small Cap Value Insights	145,710	34,205	6,118	104,911	6,157	19,173	—	25,961	6,104	2,203	8,963
U.S. Equity Insights	370,716	77,149	118,836	266,915	13,887	178,194	1,257	96,864	31,299	42,781	4,543

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund		Large Cap Value Insights Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$7,539,672	$11,653,879	$4,671,982	$5,927,116

Net realized gain (loss)	3,229,700	155,437,132	(8,820,735)	22,666,351

Net change in unrealized gain (loss)	192,746,419	(34,021,826)	35,231,870	(16,564,771)

Net increase in net assets resulting from operations	203,515,791	133,069,185	31,083,117	12,028,696

Distributions to shareholders:

From distributable earnings:

Class A Shares	(27,564,725)	(14,198,237)	(3,578,875)	(648,554)

Class C Shares	(4,973,355)	(2,987,929)	(593,574)	(29,940)

Institutional Shares	(67,332,090)	(42,591,930)	(7,672,809)	(2,093,000)

Service Shares	(4,268,995)	(3,169,404)	(542,546)	(78,742)

Investor Shares	(35,840,025)	(18,342,542)	(5,410,067)	(662,879)

Class P Shares(a)	(3,340,204)	—	(1,682,096)	(194,354)

Class R Shares	(2,118,839)	(1,332,171)	(315,762)	(46,006)

Class R6 Shares	(30,834,650)	(6,564,955)	(9,390,027)	(1,810,853)

Total distributions to shareholders	(176,272,883)	(89,187,168)	(29,185,756)	(5,564,328)

From share transactions:

Proceeds from sales of shares	424,422,155	1,050,543,949	211,664,258	480,848,026

Reinvestment of distributions	159,092,941	79,836,761	26,889,118	5,251,598

Cost of shares redeemed	(439,693,889)	(989,737,926)	(125,210,567)	(399,354,761)

Net increase in net assets resulting from share transactions	143,821,207	140,642,784	113,342,809	86,744,863

TOTAL INCREASE	171,064,115	184,524,801	115,240,170	93,209,231

Net assets:

Beginning of period	2,058,620,196	1,874,095,395	472,931,891	379,722,660

End of period	$2,229,684,311	$2,058,620,196	$588,172,061	$472,931,891

(a)	Commenced operations on April 16, 2018.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Equity Insights Fund		Small Cap Growth Insights Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income (loss)	$2,352,263	$1,396,336	$334,463	$(643,837)

Net realized gain (loss)	(20,422,189)	29,632,181	(16,589,891)	87,210,753

Net change in unrealized gain (loss)	51,648,369	(41,145,988)	84,667,418	(64,094,572)

Net increase (decrease) in net assets resulting from operations	33,578,443	(10,117,471)	68,411,990	22,472,344

Distributions to shareholders:

From distributable earnings:

Class A Shares	(2,973,498)	—	(8,985,400)	(3,251,737)

Class C Shares	(464,085)	—	(1,069,015)	(521,416)

Institutional Shares	(11,437,346)	(640,783)	(27,575,852)	(9,557,173)

Service Shares	(124,376)	—	—	—

Investor Shares	(2,425,323)	(3,431)	(31,017,003)	(8,261,586)

Class P Shares(a)	(3,278,915)	—	(778,940)	—

Class R Shares	(786,446)	—	(2,101,140)	(567,593)

Class R6 Shares	(9,476,064)	(999)	(14,097,427)	(1,567,068)

Total distributions to shareholders	(30,966,053)	(645,213)	(85,624,777)	(23,726,573)

From share transactions:

Proceeds from sales of shares	196,667,328	614,401,419	365,568,129	452,224,339

Reinvestment of distributions	30,650,153	640,255	84,301,543	22,652,616

Cost of shares redeemed	(194,886,844)	(329,549,837)	(173,443,454)	(212,159,289)

Net increase in net assets resulting from share transactions	32,430,637	285,491,837	276,426,218	262,717,666

TOTAL INCREASE	35,043,027	274,729,153	259,213,431	261,463,437

Net assets:

Beginning of period	576,414,269	301,685,116	861,497,335	600,033,898

End of period	$611,457,296	$576,414,269	$1,120,710,766	$861,497,335

(a)	Commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Value Insights Fund		U.S. Equity Insights Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$1,876,492	$1,207,335	$10,756,184	$7,940,649

Net realized gain (loss)	(7,829,167)	21,584,632	(34,127,216)	47,085,922

Net change in unrealized gain (loss)	32,492,690	(25,247,040)	146,853,868	(74,530,660)

Net increase (decrease) in net assets resulting from operations	26,540,015	(2,455,073)	123,482,836	(19,504,089)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(10,543,080)	(10,687,250)	(11,514,034)	(26,986,508)

Class C Shares	(844,101)	(2,305,227)	(572,348)	(2,857,609)

Institutional Shares	(4,776,734)	(4,764,505)	(34,531,169)	(25,747,094)

Service Shares	—	—	(218,665)	(665,619)

Investor Shares	(1,907,349)	(587,886)	(4,499,108)	(4,504,647)

Class P Shares(a)	(2,877,391)	—	(6,101,132)	—

Class R Shares	(225,486)	(177,610)	(1,722,455)	(5,093,418)

Class R6 Shares	(1,908,993)	(407,268)	(1,352,886)	(272,129)

Total distributions to shareholders	(23,083,134)	(18,929,746)	(60,511,797)	(66,127,024)

From share transactions:

Proceeds from sales of shares	224,345,700	196,176,353	400,548,479	1,332,211,213

Reinvestment of distributions	22,702,592	18,382,160	59,440,795	63,915,868

Cost of shares redeemed	(59,826,833)	(115,545,932)	(369,524,511)	(417,178,878)

Net increase in net assets resulting from share transactions	187,221,459	99,012,581	90,464,763	978,948,203

TOTAL INCREASE	190,678,340	77,627,762	153,435,802	893,317,090

Net assets:

Beginning of period	264,840,695	187,212,933	1,553,472,815	660,155,725

End of period	$455,519,035	$264,840,695	$1,706,908,617	$1,553,472,815

(a)	Commenced operations on April 16, 2018.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$31.05		$30.36	$23.44	$23.13	$21.57	$18.05

Net investment income(a)	0.07		0.10	0.10	0.11	0.16	0.12

Net realized and unrealized gain (loss)	2.58		1.96	6.93	0.33	1.55	3.54

Total from investment operations	2.65		2.06	7.03	0.44	1.71	3.66

Distributions to shareholders from net investment income	(0.09)		(0.08)	(0.11)	(0.13)	(0.15)	(0.14)

Distributions to shareholders from net realized gains	(2.52)		(1.29)	—	—	—	—

Total distributions	(2.61)		(1.37)	(0.11)	(0.13)	(0.15)	(0.14)

Net asset value, end of period	$31.09		$31.05	$30.36	$23.44	$23.13	$21.57

Total return(b)	9.70%		6.95%	30.11%	1.93%	7.96%	20.41%

Net assets, end of period (in 000s)	$338,372		$317,418	$316,689	$254,036	$200,634	$94,053

Ratio of net expenses to average net assets	0.93	%(c)	0.92%	0.95%	0.96%	0.96%	0.96%

Ratio of total expenses to average net assets	0.96	%(c)	0.95%	1.10%	1.15%	1.16%	1.20%

Ratio of net investment income to average net assets	0.48	%(c)	0.32%	0.38%	0.49%	0.72%	0.63%

Portfolio turnover rate(d)	79%		188%	196%	254%	222%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$27.78		$27.42	$21.23	$21.02	$19.67	$16.51

Net investment loss(a)	(0.03)		(0.12)	(0.09)	(0.05)	(0.01)	(0.02)

Net realized and unrealized gain	2.27		1.77	6.28	0.30	1.41	3.23

Total from investment operations	2.24		1.65	6.19	0.25	1.40	3.21

Distributions to shareholders from net investment income	—		—	—	(0.04)	(0.05)	(0.05)

Distributions to shareholders from net realized gains	(2.52)		(1.29)	—	—	—	—

Total distributions	(2.52)		(1.29)	—	(0.04)	(0.05)	(0.05)

Net asset value, end of period	$27.50		$27.78	$27.42	$21.23	$21.02	$19.67

Total return(b)	9.27%		6.18%	29.16%	1.18%	7.12%	19.51%

Net assets, end of period (in 000s)	$52,548		$56,046	$63,500	$48,610	$49,658	$19,448

Ratio of net expenses to average net assets	1.68	%(c)	1.67%	1.70%	1.71%	1.71%	1.71%

Ratio of total expenses to average net assets	1.71	%(c)	1.70%	1.85%	1.90%	1.91%	1.95%

Ratio of net investment loss to average net assets	(0.26	)%(c)	(0.42)%	(0.37)%	(0.25)%	(0.05)%	(0.12)%

Portfolio turnover rate(d)	79%		188%	196%	254%	222%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$32.17		$31.39	$24.21	$23.86	$22.22	$18.59

Net investment income(a)	0.13		0.23	0.22	0.21	0.26	0.21

Net realized and unrealized gain	2.66		2.02	7.15	0.34	1.60	3.62

Total from investment operations	2.79		2.25	7.37	0.55	1.86	3.83

Distributions to shareholders from net investment income	(0.20)		(0.18)	(0.19)	(0.20)	(0.22)	(0.20)

Distributions to shareholders from net realized gains	(2.52)		(1.29)	—	—	—	—

Total distributions	(2.72)		(1.47)	(0.19)	(0.20)	(0.22)	(0.20)

Net asset value, end of period	$32.24		$32.17	$31.39	$24.21	$23.86	$22.22

Total return(b)	9.89%		7.38%	30.63%	2.35%	8.41%	20.88%

Net assets, end of period (in 000s)	$843,000		$806,091	$897,009	$448,961	$493,322	$269,611

Ratio of net expenses to average net assets	0.54	%(c)	0.53%	0.56%	0.56%	0.56%	0.56%

Ratio of total expenses to average net assets	0.57	%(c)	0.56%	0.70%	0.75%	0.76%	0.80%

Ratio of net investment income to average net assets	0.87	%(c)	0.71%	0.78%	0.89%	1.13%	1.05%

Portfolio turnover rate(d)	79%		188%	196%	254%	222%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Service Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$30.53		$29.94	$23.15	$22.89	$21.41	$17.81

Net investment income(a)	0.05		0.07	0.04	0.08	0.13	0.18

Net realized and unrealized gain	2.54		1.92	6.88	0.33	1.55	3.42

Total from investment operations	2.59		1.99	6.92	0.41	1.68	3.60

Distributions to shareholders from net investment income	(0.01)		(0.11)	(0.13)	(0.15)	(0.20)	—

Distributions to shareholders from net realized gains	(2.52)		(1.29)	—	—	—	—

Total distributions	(2.53)		(1.40)	(0.13)	(0.15)	(0.20)	—

Net asset value, end of period	$30.59		$30.53	$29.94	$23.15	$22.89	$21.41

Total return(b)	9.61%		6.82%	30.04%	1.82%	7.88%	20.21%

Net assets, end of period (in 000s)	$58,137		$53,347	$67,450	$12,517	$3,096	$408

Ratio of net expenses to average net assets	1.04	%(c)	1.03%	1.05%	1.06%	1.06%	1.06%

Ratio of total expenses to average net assets	1.07	%(c)	1.06%	1.19%	1.26%	1.26%	1.30%

Ratio of net investment income to average net assets	0.37	%(c)	0.21%	0.17%	0.34%	0.60%	0.96%

Portfolio turnover rate(d)	79%		188%	196%	254%	222%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Investor Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$30.69		$30.03	$23.19	$22.88	$21.36	$17.88

Net investment income(a)	0.10		0.18	0.16	0.17	0.22	0.14

Net realized and unrealized gain	2.54		1.93	6.86	0.32	1.52	3.52

Total from investment operations	2.64		2.11	7.02	0.49	1.74	3.66

Distributions to shareholders from net investment income	(0.16)		(0.16)	(0.18)	(0.18)	(0.22)	(0.18)

Distributions to shareholders from net realized gains	(2.52)		(1.29)	—	—	—	—

Total distributions	(2.68)		(1.45)	(0.18)	(0.18)	(0.22)	(0.18)

Net asset value, end of period	$30.65		$30.69	$30.03	$23.19	$22.88	$21.36

Total return(b)	9.84%		7.23%	30.43%	2.18%	8.21%	20.69%

Net assets, end of period (in 000s)	$456,279		$415,757	$365,836	$48,133	$36,001	$20,793

Ratio of net expenses to average net assets	0.68	%(c)	0.67%	0.70%	0.71%	0.71%	0.71%

Ratio of total expenses to average net assets	0.71	%(c)	0.70%	0.84%	0.90%	0.91%	0.97%

Ratio of net investment loss to average net assets	0.73	%(c)	0.56%	0.59%	0.74%	0.97%	0.68%

Portfolio turnover rate(d)	79%		188%	196%	254%	222%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class P
	Six Months Ended April 30, 2019 (Unaudited)	Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of Period	$32.15	$32.07

Net investment income(b)	0.13	0.12

Net realized and unrealized gain (loss)	2.66	(0.04)

Total from investment operations	2.79	0.08

Distributions to shareholders from net investment income	(0.21)	—

Distributions to shareholders from net realized gains	(2.52)	—

Total distributions	(2.73)	—

Net asset value, end of period	$32.21	$32.15

Total return(c)	9.90%	0.25%

Net assets, end of period (in 000s)	$47,466	$39,938

Ratio of net expenses to average net assets(d)	0.53%	0.52%

Ratio of total expenses to average net assets(d)	0.56%	0.56%

Ratio of net investment income to average net assets(d)	0.87%	0.66%

Portfolio turnover rate(e)	79%	188%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class R Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$30.30		$29.67	$22.93	$22.71	$21.25	$17.85

Net investment income(a)	0.03		0.02	0.04	0.05	0.09	0.07

Net realized and unrealized gain	2.52		1.92	6.78	0.32	1.55	3.48

Total from investment operations	2.55		1.94	6.82	0.37	1.64	3.55

Distributions to shareholders from net investment income	—		(0.02)	(0.08)	(0.15)	(0.18)	(0.15)

Distributions to shareholders from net realized gains	(2.52)		(1.29)	—	—	—	—

Total distributions	(2.52)		(1.31)	(0.08)	(0.15)	(0.18)	(0.15)

Net asset value, end of period	$30.33		$30.30	$29.67	$22.93	$22.71	$21.25

Total return(b)	9.53%		6.69%	29.81%	1.66%	7.73%	20.10%

Net assets, end of period (in 000s)	$26,612		$25,893	$29,734	$20,635	$10,660	$535

Ratio of net expenses to average net assets	1.18	%(c)	1.17%	1.20%	1.21%	1.21%	1.21%

Ratio of total expenses to average net assets	1.21	%(c)	1.20%	1.35%	1.40%	1.41%	1.45%

Ratio of net investment income to average net assets	0.23	%(c)	0.08%	0.14%	0.22%	0.39%	0.37%

Portfolio turnover rate(d)	79%		188%	196%	254%	222%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2015(a)
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$32.15		$31.38	$24.21	$23.86	$23.90

Net investment income(b)	0.13		0.24	0.21	0.18	0.06

Net realized and unrealized gain (loss)	2.67		2.01	7.16	0.38	(0.10)

Total from investment operations	2.80		2.25	7.37	0.56	(0.04)

Distributions to shareholders from net investment income	(0.21)		(0.19)	(0.20)	(0.21)	—

Distributions to shareholders from net realized gains	(2.52)		(1.29)	—	—	—

Total distributions	(2.73)		(1.48)	(0.20)	(0.21)	—

Net asset value, end of period	$32.22		$32.15	$31.38	$24.21	$23.86

Total return(c)	9.91%		7.37%	30.64%	2.38%	(0.17)%

Net assets, end of period (in 000s)	$407,271		$344,129	$133,877	$8,208	$10

Ratio of net expenses to average net assets	0.53	%(d)	0.52%	0.54%	0.54%	0.54	%(d)

Ratio of total expenses to average net assets	0.56	%(d)	0.55%	0.67%	0.74%	0.74	%(d)

Ratio of net investment income to average net assets	0.87	%(d)	0.71%	0.74%	0.72%	1.00	%(d)

Portfolio turnover rate(e)	79%		188%	196%	254%	222%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$21.59		$21.01	$17.27	$16.92	$16.86	$14.75

Net investment income(a)	0.16		0.25	0.27	0.23	0.24	0.16

Net realized and unrealized gain (loss)	0.84		0.56	3.77	0.33	0.06	2.10

Total from investment operations	1.00		0.81	4.04	0.56	0.30	2.26

Distributions to shareholders from net investment income	(0.15)		(0.23)	(0.30)	(0.21)	(0.24)	(0.15)

Distributions to shareholders from net realized gains	(1.06)		—	—	—	—	—

Total distributions	(1.21)		(0.23)	(0.30)	(0.21)	(0.24)	(0.15)

Net asset value, end of period	$21.38		$21.59	$21.01	$17.27	$16.92	$16.86

Total return(b)	5.10%		3.82%	23.51%	3.35%	1.82%	15.42%

Net assets, end of period (in 000s)	$68,943		$62,349	$63,848	$60,942	$62,150	$62,704

Ratio of net expenses to average net assets	0.95	%(c)	0.95%	0.96%	0.96%	0.96%	0.96%

Ratio of total expenses to average net assets	1.04	%(c)	1.03%	1.10%	1.15%	1.12%	1.14%

Ratio of net investment income to average net assets	1.52	%(c)	1.13%	1.37%	1.36%	1.39%	1.00%

Portfolio turnover rate(d)	86%		202%	208%	229%	221%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$21.39		$20.82	$17.12	$16.78	$16.71	$14.63

Net investment income(a)	0.08		0.08	0.11	0.10	0.11	0.04

Net realized and unrealized gain	0.84		0.55	3.75	0.33	0.07	2.08

Total from investment operations	0.92		0.63	3.86	0.43	0.18	2.12

Distributions to shareholders from net investment income	(0.08)		(0.06)	(0.16)	(0.09)	(0.11)	(0.04)

Distributions to shareholders from net realized gains	(1.06)		—	—	—	—	—

Total distributions	(1.14)		(0.06)	(0.16)	(0.09)	(0.11)	(0.04)

Net asset value, end of period	$21.17		$21.39	$20.82	$17.12	$16.78	$16.71

Total return(b)	4.73%		3.00%	22.59%	2.56%	1.11%	14.50%

Net assets, end of period (in 000s)	$13,229		$10,058	$10,601	$13,437	$15,658	$16,567

Ratio of net expenses to average net assets	1.70	%(c)	1.70%	1.71%	1.71%	1.71%	1.71%

Ratio of total expenses to average net assets	1.79	%(c)	1.78%	1.85%	1.90%	1.87%	1.89%

Ratio of net investment income to average net assets	0.77	%(c)	0.37%	0.59%	0.61%	0.64%	0.25%

Portfolio turnover rate(d)	86%		202%	208%	229%	221%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$21.57		$20.99	$17.25	$16.91	$16.85	$14.74

Net investment income(a)	0.19		0.33	0.35	0.29	0.31	0.22

Net realized and unrealized gain	0.84		0.56	3.77	0.32	0.06	2.11

Total from investment operations	1.03		0.89	4.12	0.61	0.37	2.33

Distributions to shareholders from net investment income	(0.19)		(0.31)	(0.38)	(0.27)	(0.31)	(0.22)

Distributions to shareholders from net realized gains	(1.06)		—	—	—	—	—

Total distributions	(1.25)		(0.31)	(0.38)	(0.27)	(0.31)	(0.22)

Net asset value, end of period	$21.35		$21.57	$20.99	$17.25	$16.91	$16.85

Total return(b)	5.27%		4.22%	24.02%	3.69%	2.24%	15.89%

Net assets, end of period (in 000s)	$171,148		$122,587	$261,684	$341,830	$296,403	$389,534

Ratio of net expenses to average net assets	0.56	%(c)	0.56%	0.56%	0.56%	0.56%	0.56%

Ratio of total expenses to average net assets	0.65	%(c)	0.64%	0.70%	0.75%	0.72%	0.74%

Ratio of net investment income to average net assets	1.89	%(c)	1.52%	1.78%	1.73%	1.81%	1.39%

Portfolio turnover rate(d)	86%		202%	208%	229%	221%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Service Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$21.67		$21.09	$17.34	$16.99	$16.92	$14.81

Net investment income(a)	0.15		0.22	0.25	0.21	0.22	0.14

Net realized and unrealized gain	0.84		0.56	3.79	0.33	0.07	2.11

Total from investment operations	0.99		0.78	4.04	0.54	0.29	2.25

Distributions to shareholders from net investment income	(0.13)		(0.20)	(0.29)	(0.19)	(0.22)	(0.14)

Distributions to shareholders from net realized gains	(1.06)		—	—	—	—	—

Total distributions	(1.19)		(0.20)	(0.29)	(0.19)	(0.22)	(0.14)

Net asset value, end of period	$21.47		$21.67	$21.09	$17.34	$16.99	$16.92

Total return(b)	5.07%		3.70%	23.37%	3.22%	1.77%	15.24%

Net assets, end of period (in 000s)	$9,138		$10,199	$8,403	$6,014	$7,271	$6,062

Ratio of net expenses to average net assets	1.06	%(c)	1.06%	1.06%	1.06%	1.06%	1.06%

Ratio of total expenses to average net assets	1.15	%(c)	1.14%	1.20%	1.24%	1.22%	1.24%

Ratio of net investment income to average net assets	1.44	%(c)	1.00%	1.28%	1.27%	1.29%	0.91%

Portfolio turnover rate(d)	86%		202%	208%	229%	221%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Investor Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$21.51		$20.94	$17.22	$16.88	$16.81	$14.72

Net investment income(a)	0.18		0.29	0.34	0.26	0.27	0.21

Net realized and unrealized gain	0.84		0.57	3.74	0.33	0.08	2.08

Total from investment operations	1.02		0.86	4.08	0.59	0.35	2.29

Distributions to shareholders from net investment income	(0.17)		(0.29)	(0.36)	(0.25)	(0.28)	(0.20)

Distributions to shareholders from net realized gains	(1.06)		—	—	—	—	—

Total distributions	(1.23)		(0.29)	(0.36)	(0.25)	(0.28)	(0.20)

Net asset value, end of period	$21.30		$21.51	$20.94	$17.22	$16.88	$16.81

Total return(b)	5.27%		4.07%	23.79%	3.57%	2.14%	15.62%

Net assets, end of period (in 000s)	$124,517		$84,895	$29,871	$9,947	$5,425	$5,238

Ratio of net expenses to average net assets	0.70	%(c)	0.70%	0.71%	0.71%	0.71%	0.71%

Ratio of total expenses to average net assets	0.79	%(c)	0.78%	0.84%	0.90%	0.87%	0.88%

Ratio of net investment loss to average net assets	1.75	%(c)	1.33%	1.70%	1.56%	1.60%	1.27%

Portfolio turnover rate(d)	86%		202%	208%	229%	221%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)	Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of Period	$21.55	$21.87

Net investment income(b)	0.20	0.17

Net realized and unrealized gain (loss)	0.84	(0.33)

Total from investment operations	1.04	(0.16)

Distributions to shareholders from net investment income	(0.19)	(0.16)

Distributions to shareholders from net realized gains	(1.06)	—

Total distributions	(1.25)	(0.16)

Net asset value, end of period	$21.34	$21.55

Total return(c)	5.33%	(0.77)%

Net assets, end of period (in 000s)	$34,794	$27,967

Ratio of net expenses to average net assets(d)	0.55%	0.55%

Ratio of total expenses to average net assets(d)	0.64%	0.65%

Ratio of net investment income to average net assets(d)	1.92%	1.38%

Portfolio turnover rate(e)	86%	202%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class R Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$21.45		$20.88	$17.18	$16.84	$16.81	$14.71

Net investment income(a)	0.13		0.19	0.24	0.18	0.18	0.08

Net realized and unrealized gain	0.83		0.56	3.73	0.33	0.08	2.13

Total from investment operations	0.96		0.75	3.97	0.51	0.26	2.21

Distributions to shareholders from net investment income	(0.12)		(0.18)	(0.27)	(0.17)	(0.23)	(0.11)

Distributions to shareholders from net realized gains	(1.06)		—	—	—	—	—

Total distributions	(1.18)		(0.18)	(0.27)	(0.17)	(0.23)	(0.11)

Net asset value, end of period	$21.23		$21.45	$20.88	$17.18	$16.84	$16.81

Total return(b)	4.95%		3.56%	23.19%	3.08%	1.56%	15.13%

Net assets, end of period (in 000s)	$5,733		$5,651	$5,240	$1,877	$1,270	$332

Ratio of net expenses to average net assets	1.20	%(c)	1.20%	1.21%	1.21%	1.21%	1.21%

Ratio of total expenses to average net assets	1.29	%(c)	1.28%	1.34%	1.40%	1.37%	1.39%

Ratio of net investment income to average net assets	1.28	%(c)	0.88%	1.22%	1.07%	1.07%	0.49%

Portfolio turnover rate(d)	86%		202%	208%	229%	221%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2015(a)
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$21.56		$20.99	$17.25	$16.90	$17.23

Net investment income(b)	0.20		0.33	0.36	0.29	0.07

Net realized and unrealized gain (loss)	0.84		0.55	3.77	0.34	(0.32)

Total from investment operations	1.04		0.88	4.13	0.63	(0.25)

Distributions to shareholders from net investment income	(0.19)		(0.31)	(0.39)	(0.28)	(0.08)

Distributions to shareholders from net realized gains	(1.06)		—	—	—	—

Total distributions	(1.25)		(0.31)	(0.39)	(0.28)	(0.08)

Net asset value, end of period	$21.35		$21.56	$20.99	$17.25	$16.90

Total return(c)	5.33%		4.19%	24.05%	3.76%	(1.41)%

Net assets, end of period (in 000s)	$160,671		$149,225	$75	$10	$10

Ratio of net expenses to average net assets	0.55	%(d)	0.55%	0.55%	0.54%	0.58	%(d)

Ratio of total expenses to average net assets	0.64	%(d)	0.62%	0.67%	0.74%	0.74	%(d)

Ratio of net investment income to average net assets	1.93	%(d)	1.47%	1.81%	1.77%	1.62	%(d)

Portfolio turnover rate(e)	86%		202%	208%	229%	221%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018		2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$25.74		$24.77		$19.73	$19.10	$18.25	$16.86

Net investment income(a)	0.06	(b)	0.01	(c)	0.04	0.08	0.03	0.01

Net realized and unrealized gain	0.86		0.96		5.06	0.58	0.82	1.52

Total from investment operations	0.92		0.97		5.10	0.66	0.85	1.53

Distributions to shareholders from net investment income	—		—		(0.06)	(0.03)	—	(0.14)

Distributions to shareholders from net realized gains	(1.40)		—		—	—	—	—

Total distributions	(1.40)		—		(0.06)	(0.03)	—	(0.14)

Net asset value, end of period	$25.26		$25.74		$24.77	$19.73	$19.10	$18.25

Total return(d)	4.15%		3.92%		25.87%	3.44%	4.66%	9.16%

Net assets, end of period (in 000s)	$52,949		$55,472		$41,945	$31,733	$34,680	$40,458

Ratio of net expenses to average net assets	1.23	%(e)	1.23%		1.24%	1.25%	1.26%	1.27%

Ratio of total expenses to average net assets	1.31	%(e)	1.31%		1.43%	1.49%	1.47%	1.51%

Ratio of net investment income to average net assets	0.49	%(e)	0.04	%(c)	0.16%	0.43%	0.15%	0.07%

Portfolio turnover rate(f)	61%		111%		137%	144%	127%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.36% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018		2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$22.23		$21.56		$17.25	$16.81	$16.18	$15.01

Net investment loss(a)	(0.03	)(b)	(0.17	)(c)	(0.11)	(0.05)	(0.10)	(0.11)

Net realized and unrealized gain	0.73		0.84		4.42	0.49	0.73	1.36

Total from investment operations	0.70		0.67		4.31	0.44	0.63	1.25

Distributions to shareholders from net investment income	—		—		—	—	—	(0.08)

Distributions to shareholders from net realized gains	(1.40)		—		—	—	—	—

Total distributions	(1.40)		—		—	—	—	(0.08)

Net asset value, end of period	$21.53		$22.23		$21.56	$17.25	$16.81	$16.18

Total return(d)	3.80%		3.16%		24.93%	2.61%	3.89%	8.33%

Net assets, end of period (in 000s)	$8,213		$7,139		$9,439	$12,133	$14,153	$15,348

Ratio of net expenses to average net assets	1.98	%(e)	1.98%		1.99%	2.00%	2.01%	2.02%

Ratio of total expenses to average net assets	2.06	%(e)	2.06%		2.18%	2.24%	2.22%	2.26%

Ratio of net investment loss to average net assets	(0.28	)%(e)	(0.72	)%(c)	(0.56)%	(0.32)%	(0.60)%	(0.68)%

Portfolio turnover rate(f)	61%		111%		137%	144%	127%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.36% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018		2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$26.77		$25.73		$20.47	$19.84	$18.94	$17.48

Net investment income(a)	0.11	(b)	0.12	(c)	0.13	0.17	0.11	0.09

Net realized and unrealized gain	0.90		0.99		5.27	0.57	0.86	1.57

Total from investment operations	1.01		1.11		5.40	0.74	0.97	1.66

Distributions to shareholders from net investment income	(0.06)		(0.07)		(0.14)	(0.11)	(0.07)	(0.20)

Distributions to shareholders from net realized gains	(1.40)		—		—	—	—	—

Total distributions	(1.46)		(0.07)		(0.14)	(0.11)	(0.07)	(0.20)

Net asset value, end of period	$26.32		$26.77		$25.73	$20.47	$19.84	$18.94

Total return(d)	4.36%		4.32%		26.44%	3.77%	5.13%	9.58%

Net assets, end of period (in 000s)	$248,360		$212,229		$231,226	$176,644	$81,067	$119,013

Ratio of net expenses to average net assets	0.84	%(e)	0.84%		0.84%	0.85%	0.86%	0.87%

Ratio of total expenses to average net assets	0.92	%(e)	0.93%		1.03%	1.08%	1.07%	1.11%

Ratio of net investment income to average net assets	0.86	%(e)	0.43	%(c)	0.56%	0.84%	0.57%	0.47%

Portfolio turnover rate(f)	61%		111%		137%	144%	127%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.36% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Service Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018		2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$25.34		$24.41		$19.44	$18.82	$18.00	$16.64

Net investment income (loss)(a)	0.05	(b)	(0.02	)(c)	0.01	0.06	0.02	(0.01)

Net realized and unrealized gain	0.88		0.95		5.00	0.56	0.80	1.50

Total from investment operations	0.90		0.93		5.01	0.62	0.82	1.49

Distributions to shareholders from net investment income	—		—		(0.04)	—	—	(0.13)

Distributions to shareholders from net realized gains	(1.40)		—		—	—	—	—

Total distributions	(1.40)		—		(0.04)	—	—	(0.13)

Net asset value, end of period	$24.84		$25.34		$24.41	$19.44	$18.82	$18.00

Total return(d)	4.14%		3.81%		25.77%	3.29%	4.56%	9.02%

Net assets, end of period ( in 000s)	$2,789		$2,031		$769	$651	$959	$1,769

Ratio of net expenses to average net assets	1.34	%(e)	1.34%		1.34%	1.35%	1.36%	1.37%

Ratio of total expenses to average net assets	1.42	%(e)	1.42%		1.53%	1.59%	1.58%	1.60%

Ratio of net investment income (loss) to average net assets	0.36	%(e)	(0.06	)%(c)	0.06%	0.31%	0.12%	(0.04)%

Portfolio turnover rate(f)	61%		111%		137%	144%	127%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.36% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Investor Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018		2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$25.62		$24.61		$19.61	$19.02	$18.14	$16.70

Net investment income(a)	0.09	(b)	0.08	(c)	0.14	0.09	0.06	0.08

Net realized and unrealized gain	0.88		0.95		4.99	0.59	0.84	1.48

Total from investment operations	0.95		1.03		5.13	0.68	0.90	1.56

Distributions to shareholders from net investment income	(0.05)		(0.02)		(0.13)	(0.09)	(0.02)	(0.12)

Distributions to shareholders from net realized gains	(1.40)		—		—	—	—	—

Total distributions	(1.45)		(0.02)		(0.13)	(0.09)	(0.02)	(0.12)

Net asset value, end of period	$25.12		$25.62		$24.61	$19.61	$19.02	$18.14

Total return(d)	4.33%		4.19%		26.22%	3.63%	4.99%	9.39%

Net assets, end of period (in 000s)	$59,955		$44,984		$2,684	$7,462	$1,119	$448

Ratio of net expenses to average net assets	0.98	%(e)	0.98%		0.99%	0.99%	1.01%	1.02%

Ratio of total expenses to average net assets	1.06	%(e)	1.06%		1.17%	1.22%	1.23%	1.24%

Ratio of net investment loss to average net assets	0.72	%(e)	0.31	%(c)	0.60%	0.45%	0.32%	0.47%

Portfolio turnover rate(f)	61%		111%		137%	144%	127%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.36% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)	Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$26.77	$27.21

Net investment income(b)	0.10 (c)	0.08	(d)

Net realized and unrealized gain (loss)	0.91	(0.52)

Total from investment operations	1.01	(0.44)

Distributions to shareholders from net investment income	(0.06)	—

Distributions to shareholders from net realized gains	(1.40)	—

Total distributions	(1.46)	—

Net asset value, end of period	$26.32	$26.77

Total return(e)	4.39%	(1.62)%

Net assets, end of period (in 000s)	$105,184	$66,823

Ratio of net expenses to average net assets(f)	0.83%	0.83%

Ratio of total expenses to average net assets(f)	0.91%	0.92%

Ratio of net investment income to average net assets(f)	0.81%	0.48	%(d)

Portfolio turnover rate(g)	61%	111%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.36% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class R Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018		2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$25.18		$24.29		$19.36	$18.78	$17.98	$16.67

Net investment income (loss)(a)	0.03	(b)	(0.06	)(c)	(0.02)	0.03	(0.02)	(0.03)

Net realized and unrealized gain	0.84		0.95		4.98	0.55	0.82	1.49

Total from investment operations	0.87		0.89		4.96	0.58	0.80	1.46

Distributions to shareholders from net investment income	—		—		(0.03)	— (d)	—	(0.15)

Distributions to shareholders from net realized gains	(1.40)		—		—	—	—	—

Total distributions	(1.40)		—		(0.03)	—	—	(0.15)

Net asset value, end of period	$24.65		$25.18		$24.29	$19.36	$18.78	$17.98

Total return(e)	4.04%		3.66%		25.60%	3.11%	4.45%	8.83%

Net assets, end of period (in 000s)	$14,789		$14,625		$15,284	$9,954	$8,986	$8,126

Ratio of net expenses to average net assets	1.48	%(f)	1.48%		1.49%	1.50%	1.51%	1.52%

Ratio of total expenses to average net assets	1.56	%(f)	1.56%		1.68%	1.74%	1.72%	1.76%

Ratio of net investment income (loss) to average net assets	0.24	%(f)	(0.22	)%(c)	(0.10)%	0.18%	(0.11)%	(0.18)%

Portfolio turnover rate(g)	61%		111%		137%	144%	127%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.36% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2015(a)
			2018		2017	2016
Per Share Data

Net asset value, beginning of period	$26.77		$25.73		$20.47	$19.84	$20.22

Net investment income(b)	0.12	(c)	0.13	(d)	0.11	0.17	0.02

Net realized and unrealized gain (loss)	0.89		0.99		5.29	0.58	(0.40)

Total from investment operations	1.01		1.12		5.40	0.75	(0.38)

Distributions to shareholders from net investment income	(0.06)		(0.08)		(0.14)	(0.12)	—

Distributions to shareholders from net realized gains	(1.40)		—		—	—	—

Total distributions	(1.46)		(0.08)		(0.14)	(0.12)	—

Net asset value, end of period	$26.32		$26.77		$25.73	$20.47	$19.84

Total return(e)	4.38%		4.35%		26.45%	3.81%	(1.88)%

Net assets, end of period (in 000s)	$119,218		$173,112		$337	$35	$10

Ratio of net expenses to average net assets	0.83	%(f)	0.83%		0.83%	0.83%	0.86	%(f)

Ratio of total expenses to average net assets	0.91	%(f)	0.89%		1.02%	1.06%	1.06	%(f)

Ratio of net investment income to average net assets	0.95	%(f)	0.45	%(d)	0.47%	0.85%	0.38	%(f)

Portfolio turnover rate(g)	61%		111%		137%	144%	127%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.36% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018		2017	2016		2015	2014
Per Share Data

Net asset value, beginning of period	$37.25		$36.71		$28.34	$31.15		$31.17	$31.10

Net investment loss(a)	(0.03	)(b)	(0.13	)(c)	(0.07)	—	(d)	(0.10)	(0.10)

Net realized and unrealized gain (loss)	1.64		2.20		8.44	(0.12	)(e)	1.87	2.67

Total from investment operations	1.61		2.07		8.37	(0.12)		1.77	2.57

Distributions to shareholders from net realized gains	(3.81)		(1.53)		—	(2.69)		(1.79)	(2.50)

Net asset value, end of period	$35.05		$37.25		$36.71	$28.34		$31.15	$31.17

Total return(f)	5.56%		5.87%		29.53%	(0.37)%		5.95%	8.74%

Net assets, end of period (in 000s)	$88,997		$88,316		$77,969	$65,195		$43,647	$32,390

Ratio of net expenses to average net assets	1.23	%(g)	1.22%		1.22%	1.25%		1.26%	1.30%

Ratio of total expenses to average net assets	1.29	%(g)	1.32%		1.40%	1.51%		1.60%	1.86%

Ratio of net investment income (loss) to average net assets	(0.18	)%(b)(g)	(0.35	)%(c)	(0.21)%	—%		(0.33)%	(0.33)%

Portfolio turnover rate(h)	53%		127%		136%	139%		145%	162%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(f)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(g)	Annualized.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018		2017	2016		2015	2014
Per Share Data

Net asset value, beginning of period	$28.98		$29.12		$22.64	$25.61		$26.12	$26.64

Net investment loss(a)	(0.12	)(b)	(0.33	)(c)	(0.25)	(0.16)		(0.28)	(0.27)

Net realized and unrealized gain (loss)	1.18		1.72		6.73	(0.12	)(d)	1.56	2.25

Total from investment operations	1.06		1.39		6.48	(0.28)		1.28	1.98

Distributions to shareholders from net realized gains	(3.81)		(1.53)		—	(2.69)		(1.79)	(2.50)

Net asset value, end of period	$26.23		$28.98		$29.12	$22.64		$25.61	$26.12

Total return(e)	5.20%		5.03%		28.62%	(1.14)%		5.18%	7.96%

Net assets, end of period (in 000s)	$8,710		$8,179		$9,852	$7,420		$7,964	$7,124

Ratio of net expenses to average net assets	1.98	%(f)	1.97%		1.97%	2.00%		2.01%	2.05%

Ratio of total expenses to average net assets	2.04	%(f)	2.07%		2.15%	2.26%		2.36%	2.61%

Ratio of net investment loss to average net assets	(0.96	)%(b)(f)	(1.09	)%(c)	(0.95)%	(0.74)%		(1.06)%	(1.08)%

Portfolio turnover rate(g)	53%		127%		136%	139%		145%	162%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018		2017	2016		2015	2014
Per Share Data

Net asset value, beginning of period	$43.56		$42.53		$32.76	$35.46		$35.10	$34.59

Net investment income(a)	0.03	(b)	0.02	(c)	0.05	0.13		0.02	0.01

Net realized and unrealized gain (loss)	2.02		2.54		9.79	(0.14	)(d)	2.13	3.00

Total from investment operations	2.05		2.56		9.84	(0.01)		2.15	3.01

Distributions to shareholders from net investment income	—		—		(0.07)	—		—	—

Distributions to shareholders from net realized gains	(3.81)		(1.53)		—	(2.69)		(1.79)	(2.50)

Total distributions	(3.81)		(1.53)		(0.07)	(2.69)		(1.79)	(2.50)

Net asset value, end of period	$41.80		$43.56		$42.53	$32.76		$35.46	$35.10

Total return(e)	5.78%		6.26%		30.04%	0.01%		6.39%	9.15%

Net assets, end of period (in 000s)	$362,591		$307,032		$265,199	$91,248		$64,023	$30,166

Ratio of net expenses to average net assets	0.84	%(f)	0.84%		0.85%	0.85%		0.86%	0.90%

Ratio of total expenses to average net assets	0.90	%(f)	0.93%		1.01%	1.11%		1.20%	1.47%

Ratio of net investment income to average net assets	0.17	%(b)(f)	0.03	%(c)	0.13%	0.40%		0.06%	0.02%

Portfolio turnover rate(g)	53%		127%		136%	139%		145%	162%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Investor Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018		2017	2016		2015	2014
Per Share Data

Net asset value, beginning of period	$38.18		$37.50		$28.93	$31.68		$31.59	$31.41

Net investment income (loss)(a)	0.01	(b)	(0.04	)(c)	— (d)	0.01		(0.04)	(0.04)

Net realized and unrealized gain (loss)	1.70		2.25		8.63	(0.07	)(e)	1.92	2.72

Total from investment operations	1.71		2.21		8.63	(0.06)		1.88	2.68

Distributions to shareholders from net investment income	—		—		(0.06)	—		—	—

Distributions to shareholders from net realized gains	(3.81)		(1.53)		—	(2.69)		(1.79)	(2.50)

Total distributions	(3.81)		(1.53)		(0.06)	(2.69)		(1.79)	(2.50)

Net asset value, end of period	$36.08		$38.18		$37.50	$28.93		$31.68	$31.59

Total return(f)	5.69%		6.13%		29.87%	(0.15)%		6.24%	9.02%

Net assets, end of period (in 000s)	$357,897		$308,366		$192,860	$47,826		$4,683	$1,269

Ratio of net expenses to average net assets	0.98	%(g)	0.97%		0.96%	1.00%		1.01%	1.05%

Ratio of total expenses to average net assets	1.04	%(g)	1.07%		1.16%	1.23%		1.33%	1.62%

Ratio of net investment income (loss) to average net assets	0.04	%(b)(g)	(0.10	)%(c)	0.01%	0.04%		(0.12)%	(0.12)%

Portfolio turnover rate(h)	53%		127%		136%	139%		145%	162%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(f)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(g)	Annualized.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class P
	Six Months Ended April 30, 2019 (Unaudited)		Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$43.58		$44.33

Net investment income(b)	0.04	(c)	0.03	(d)

Net realized and unrealized gain (loss)	2.01		(0.78)

Total from investment operations	2.05		(0.75)

Distributions to shareholders from net realized gains	(3.81)		—

Net asset value, end of period	$41.82		$43.58

Total return(e)	5.78%		(1.69)%

Net assets, end of period (in 000s)	$10,338		$10,878

Ratio of net expenses to average net assets(f)	0.83%		0.83%

Ratio of total expenses to average net assets(f)	0.89%		0.93%

Ratio of net investment income to average net assets(f)	0.19	%(c)	0.12	%(d)

Portfolio turnover rate(g)	53%		127%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.19% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class R Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018		2017	2016		2015	2014
Per Share Data

Net asset value, beginning of period	$35.90		$35.53		$27.49	$30.37		$30.51	$30.56

Net investment loss(a)	(0.07	)(b)	(0.22	)(c)	(0.16)	(0.06)		(0.18)	(0.19)

Net realized and unrealized gain (loss)	1.56		2.12		8.20	(0.13	)(d)	1.83	2.64

Total from investment operations	1.49		1.90		8.04	(0.19)		1.65	2.45

Distributions to shareholders from net realized gains	(3.81)		(1.53)		—	(2.69)		(1.79)	(2.50)

Net asset value, end of period	$33.58		$35.90		$35.53	$27.49		$30.37	$30.51

Total return(e)	5.42%		5.58%		29.25%	(0.63)%		5.67%	8.48%

Net assets, end of period (in 000s)	$21,304		$19,998		$12,113	$3,689		$2,299	$847

Ratio of net expenses to average net assets	1.48	%(f)	1.47%		1.46%	1.50%		1.51%	1.54%

Ratio of total expenses to average net assets	1.54	%(f)	1.57%		1.66%	1.76%		1.85%	2.09%

Ratio of net investment loss to average net assets	(0.46	)%(b)(f)	(0.59	)%(c)	(0.50)%	(0.21)%		(0.60)%	(0.63)%

Portfolio turnover rate(g)	53%		127%		136%	139%		145%	162%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,					Period Ended October 31, 2015(a)
			2018		2017	2016
Per Share Data

Net asset value, beginning of period	$43.58		$42.54		$32.78	$35.46		$36.95

Net investment income (loss)(b)	0.03	(c)	0.02	(d)	0.04	0.13		(0.01)

Net realized and unrealized gain (loss)	2.02		2.55		9.80	(0.12	)(e)	(1.48)

Total from investment operations	2.05		2.57		9.84	0.01		(1.49)

Distributions to shareholders from net investment income	—		—		(0.08)	—		—

Distributions to shareholders from net realized gains	(3.81)		(1.53)		—	(2.69)		—

Total distributions	(3.81)		(1.53)		(0.08)	(2.69)		—

Net asset value, end of period	$41.82		$43.58		$42.54	$32.78		$35.46

Total return(f)	5.78%		6.25%		30.05%	0.07%		(4.03)%

Net assets, end of period (in 000s)	$270,874		$118,729		$42,042	$6,667		$10

Ratio of net expenses to average net assets	0.83	%(g)	0.83%		0.83%	0.83%		0.85	%(g)

Ratio of total expenses to average net assets	0.89	%(g)	0.92%		1.00%	1.06%		1.16	%(g)

Ratio of Net investment income (loss)	0.13	%(c)(g)	0.04	%(d)	0.09%	0.40%		(0.07	)%(g)

Portfolio turnover rate(h)	53%		127%		136%	139%		145%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.19% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(e)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(f)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(g)	Annualized.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017		2016	2015	2014
Per Share Data

Net asset value, beginning of period	$42.30		$46.29	$38.86		$38.37	$38.89	$35.97

Net investment income(a)	0.17		0.20	0.23	(b)	0.28	0.30	0.15

Net realized and unrealized gain (loss)	0.82		0.70	9.04		2.55	(0.09)	2.95

Total from investment operations	0.99		0.90	9.27		2.83	0.21	3.10

Distributions to shareholders from net investment income	(0.19)		(0.17)	(0.25)		(0.29)	(0.14)	(0.18)

Distributions to shareholders from net realized gains	(3.84)		(4.72)	(1.59)		(2.05)	(0.59)	—

Total distributions	(4.03)		(4.89)	(1.84)		(2.34)	(0.73)	(0.18)

Net asset value, end of period	$39.26		$42.30	$46.29		$38.86	$38.37	$38.89

Total return(c)	3.29%		2.08%	23.98%		7.99%	0.53%	8.66%

Net assets, end of period (in 000s)	$132,712		$112,219	$102,127		$91,210	$93,151	$96,094

Ratio of net expenses to average net assets	1.23	%(d)	1.23%	1.24%		1.25%	1.25%	1.27%

Ratio of total expenses to average net assets	1.35	%(d)	1.40%	1.49%		1.54%	1.52%	1.59%

Ratio of net investment income to average net assets	0.91	%(d)	0.44%	0.53	%(b)	0.78%	0.76%	0.41%

Portfolio turnover rate(e)	57%		130%	138%		129%	133%	114%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017		2016	2015	2014
Per Share Data

Net asset value, beginning of period	$30.35		$34.65	$29.53		$29.75	$30.40	$28.20

Net investment income (loss)(a)	0.02		(0.10)	(0.07	)(b)	0.01	—	(0.10)

Net realized and unrealized gain (loss)	0.52		0.52	6.85		1.92	(0.06)	2.31

Total from investment operations	0.54		0.42	6.78		1.93	(0.06)	2.21

Distributions to shareholders from net investment income	—		—	(0.07)		(0.10)	—	(0.01)

Distributions to shareholders from net realized gains	(3.84)		(4.72)	(1.59)		(2.05)	(0.59)	—

Total distributions	(3.84)		(4.72)	(1.66)		(2.15)	(0.59)	(0.01)

Net asset value, end of period	$27.05		$30.35	$34.65		$29.53	$29.75	$30.40

Total return(c)	2.95%		1.31%	23.09%		7.15%	(0.21)%	7.84%

Net assets, end of period (in 000s)	$7,952		$6,903	$17,037		$15,224	$16,416	$18,994

Ratio of net expenses to average net assets	1.98	%(d)	1.98%	1.99%		2.00%	2.00%	2.02%

Ratio of total expenses to average net assets	2.10	%(d)	2.14%	2.24%		2.29%	2.27%	2.34%

Ratio of net investment income (loss) to average net assets	0.17	%(d)	(0.31)%	(0.22	)%(b)	0.03%	0.01%	(0.34)%

Portfolio turnover rate(e)	57%		130%	138%		129%	133%	114%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017		2016	2015	2014
Per Share Data

Net asset value, beginning of period	$55.71		$59.38	$49.35		$48.06	$48.49	$44.76

Net investment income(a)	0.31		0.48	0.50	(b)	0.55	0.55	0.38

Net realized and unrealized gain (loss)	1.21		0.90	11.53		3.23	(0.10)	3.67

Total from investment operations	1.52		1.38	12.03		3.78	0.45	4.05

Distributions to shareholders from net investment income	(0.33)		(0.33)	(0.41)		(0.44)	(0.29)	(0.32)

Distributions to shareholders from net realized gains	(3.84)		(4.72)	(1.59)		(2.05)	(0.59)	—

Total distributions	(4.17)		(5.05)	(2.00)		(2.49)	(0.88)	(0.32)

Net asset value, end of period	$53.06		$55.71	$59.38		$49.35	$48.06	$48.49

Total return(c)	3.48%		2.47%	24.49%		8.41%	0.93%	9.12%

Net assets, end of period (in 000s)	$134,777		$60,516	$56,191		$21,717	$21,036	$15,973

Ratio of net expenses to average net assets	0.84	%(d)	0.84%	0.84%		0.85%	0.85%	0.87%

Ratio of total expenses to average net assets	0.96	%(d)	1.00%	1.09%		1.14%	1.12%	1.20%

Ratio of net investment income to average net assets	1.22	%(d)	0.82%	0.90	%(b)	1.19%	1.13%	0.81%

Portfolio turnover rate(e)	57%		130%	138%		129%	133%	114%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Investor Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017		2016	2015	2014
Per Share Data

Net asset value, beginning of period	$42.18		$46.17	$38.78		$38.31	$38.84	$35.92

Net investment income(a)	0.21		0.31	0.31	(b)	0.37	0.39	0.25

Net realized and unrealized gain (loss)	0.81		0.69	9.05		2.54	(0.10)	2.94

Total from investment operations	1.02		1.00	9.36		2.91	0.29	3.19

Distributions to shareholders from net investment income	(0.31)		(0.27)	(0.38)		(0.39)	(0.23)	(0.27)

Distributions to shareholders from net realized gains	(3.84)		(4.72)	(1.59)		(2.05)	(0.59)	—

Total distributions	(4.15)		(4.99)	(1.97)		(2.44)	(0.82)	(0.27)

Net asset value, end of period	$39.05		$42.18	$46.17		$38.78	$38.31	$38.84

Total return(c)	3.42%		2.33%	24.30%		8.26%	0.76%	8.94%

Net assets, end of period (in 000s)	$42,825		$18,257	$5,695		$1,925	$1,774	$1,788

Ratio of net expenses to average net assets	0.98	%(d)	0.98%	0.99%		1.00%	1.00%	1.02%

Ratio of total expenses to average net assets	1.10	%(d)	1.17%	1.24%		1.29%	1.27%	1.35%

Ratio of net investment loss to average net assets	1.11	%(d)	0.70%	0.72	%(b)	1.02%	1.00%	0.66%

Portfolio turnover rate(e)	57%		130%	138%		129%	133%	114%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)	Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of Period	$55.70	$57.05

Net investment income(b)	0.34	0.30

Net realized and unrealized gain (loss)	1.18	(1.65)

Total from investment operations	1.52	(1.35)

Distributions to shareholders from net investment income	(0.34)	—

Distributions to shareholders from net realized gains	(3.84)	—

Total distributions	(4.18)	—

Net asset value, end of period	$53.04	$55.70

Total return(c)	3.50%	(2.37)%

Net assets, end of period (in 000s)	$45,331	$42,165

Ratio of net expenses to average net assets(d)	0.83%	0.83%

Ratio of total expenses to average net assets(d)	0.95%	1.06%

Ratio of net investment income to average net assets(d)	1.34%	0.93%

Portfolio turnover rate(e)	57%	130%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class R Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017		2016	2015	2014
Per Share Data

Net asset value, beginning of period	$41.63		$45.57	$38.32		$37.99	$38.50	$35.62

Net investment income(a)	0.12		0.09	0.14	(b)	0.20	0.14	0.07

Net realized and unrealized gain (loss)	0.81		0.69	8.89		2.50	(0.04)	2.92

Total from investment operations	0.93		0.78	9.03		2.70	0.10	2.99

Distributions to shareholders from net investment income	(0.13)		—	(0.19)		(0.32)	(0.02)	(0.11)

Distributions to shareholders from net realized gains	(3.84)		(4.72)	(1.59)		(2.05)	(0.59)	—

Total distributions	(3.97)		(4.72)	(1.78)		(2.37)	(0.61)	(0.11)

Net asset value, end of period	$38.59		$41.63	$45.57		$38.32	$37.99	$38.50

Total return(c)	3.15%		1.83%	23.67%		7.72%	0.27%	8.40%

Net assets, end of period (in 000s)	$3,080		$2,320	$1,621		$5,762	$4,992	$1,176

Ratio of net expenses to average net assets	1.48	%(d)	1.48%	1.49%		1.50%	1.51%	1.52%

Ratio of total expenses to average net assets	1.60	%(d)	1.66%	1.73%		1.79%	1.77%	1.84%

Ratio of net investment income to average net assets	0.65	%(d)	0.20%	0.33	%(b)	0.55%	0.36%	0.18%

Portfolio turnover rate(e)	57%		130%	138%		129%	133%	114%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017		2016	2015(a)
Per Share Data

Net asset value, beginning of period	$55.71		$59.38	$49.35		$48.07	$48.87

Net investment income(b)	0.27		0.50	0.46	(c)	0.55	0.10

Net realized and unrealized gain (loss)	1.24		0.90	11.56		3.23	(0.90)

Total from investment operations	1.51		1.40	12.02		3.78	(0.80)

Distributions to shareholders from net investment income	(0.34)		(0.35)	(0.40)		(0.45)	—

Distributions to shareholders from net realized gains	(3.84)		(4.72)	(1.59)		(2.05)	—

Total distributions	(4.18)		(5.07)	(1.99)		(2.50)	—

Net asset value, end of period	$53.04		$55.71	$59.38		$49.35	$48.07

Total return(d)	3.48%		2.49%	24.49%		8.41%	(1.64)%

Net assets, end of period (in 000s)	$88,842		$22,460	$4,542		$11	$10

Ratio of net expenses to average net assets	0.83	%(e)	0.83%	0.83%		0.84%	0.83	%(e)

Ratio of total expenses to average net assets	0.95	%(e)	1.02%	1.11%		1.14%	1.09	%(e)

Ratio of net investment income to average net assets	1.07	%(e)	0.85%	0.83	%(c)	1.18%	0.83	%(e)

Portfolio turnover rate(f)	57%		130%	138%		129%	133%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$47.72		$49.73	$40.76	$41.46	$40.20	$34.52

Net investment income(a)	0.24		0.36	0.49	0.38	0.43	0.33

Net realized and unrealized gain (loss)	2.73		2.46	10.17	0.49	1.12	5.71

Total from investment operations	2.97		2.82	10.66	0.87	1.55	6.04

Distributions to shareholders from net investment income	(0.17)		(0.45)	(0.31)	(0.38)	(0.29)	(0.36)

Distributions to shareholders from net realized gains	(1.65)		(4.38)	(1.38)	(1.19)	—	—

Total distributions	(1.82)		(4.83)	(1.69)	(1.57)	(0.29)	(0.36)

Net asset value, end of period	$48.87		$47.72	$49.73	$40.76	$41.46	$40.20

Total return(b)	6.65%		5.93%	26.89%	2.25%	3.86%	17.67%

Net assets, end of period (in 000s)	$317,658		$301,934	$278,516	$251,466	$272,738	$275,574

Ratio of net expenses to average net assets	0.93	%(c)	0.95%	0.96%	0.96%	0.96%	0.97%

Ratio of total expenses to average net assets	0.97	%(c)	1.00%	1.14%	1.18%	1.17%	1.21%

Ratio of net investment income to average net assets	1.04	%(c)	0.73%	1.08%	0.96%	1.04%	0.88%

Portfolio turnover rate(d)	87%		168%	193%	213%	224%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$42.80		$45.08	$37.10	$37.88	$36.78	$31.63

Net investment income(a)	0.06		0.01	0.13	0.08	0.11	0.05

Net realized and unrealized gain	2.46		2.22	9.25	0.44	1.03	5.24

Total from investment operations	2.52		2.23	9.38	0.52	1.14	5.29

Distributions to shareholders from net investment income	—		(0.13)	(0.02)	(0.11)	(0.04)	(0.14)

Distributions to shareholders from net realized gains	(1.65)		(4.38)	(1.38)	(1.19)	—	—

Total distributions	(1.65)		(4.51)	(1.40)	(1.30)	(0.04)	(0.14)

Net asset value, end of period	$43.67		$42.80	$45.08	$37.10	$37.88	$36.78

Total return(b)	6.30%		5.15%	25.93%	1.48%	3.09%	16.80%

Net assets, end of period (in 000s)	$16,851		$14,277	$28,756	$31,377	$37,811	$36,503

Ratio of net expenses to average net assets	1.68	%(c)	1.70%	1.71%	1.71%	1.71%	1.72%

Ratio of total expenses to average net assets	1.72	%(c)	1.75%	1.89%	1.93%	1.92%	1.96%

Ratio of net investment income to average net assets	0.28	%(c)	0.01%	0.31%	0.21%	0.28%	0.13%

Portfolio turnover rate(d)	87%		168%	193%	213%	224%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$49.30		$51.21	$41.92	$42.60	$41.29	$35.44

Net investment income(a)	0.33		0.54	0.70	0.54	0.60	0.49

Net realized and unrealized gain	2.81		2.56	10.45	0.52	1.16	5.86

Total from investment operations	3.14		3.10	11.15	1.06	1.76	6.35

Distributions to shareholders from net investment income	(0.35)		(0.63)	(0.48)	(0.55)	(0.45)	(0.50)

Distributions to shareholders from net realized gains	(1.65)		(4.38)	(1.38)	(1.19)	—	—

Total distributions	(2.00)		(5.01)	(1.86)	(1.74)	(0.45)	(0.50)

Net asset value, end of period	$50.44		$49.30	$51.21	$41.92	$42.60	$41.29

Total return(b)	6.86%		6.34%	27.40%	2.66%	4.27%	18.14%

Net assets, end of period (in 000s)	$963,448		$842,673	$249,034	$177,412	$121,863	$105,300

Ratio of net expenses to average net assets	0.54	%(c)	0.55%	0.56%	0.56%	0.56%	0.57%

Ratio of total expenses to average net assets	0.58	%(c)	0.62%	0.74%	0.78%	0.77%	0.81%

Ratio of net investment income to average net assets	1.41	%(c)	1.07%	1.50%	1.33%	1.42%	1.27%

Portfolio turnover rate(d)	87%		168%	193%	213%	224%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Service Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$47.41		$49.47	$40.60	$41.37	$40.12	$34.44

Net investment income(a)	0.21		0.30	0.43	0.33	0.36	0.29

Net realized and unrealized gain	2.73		2.45	10.14	0.50	1.15	5.71

Total from investment operations	2.94		2.75	10.57	0.83	1.51	6.00

Distributions to shareholders from net investment income	(0.08)		(0.43)	(0.32)	(0.41)	(0.26)	(0.32)

Distributions to shareholders from net realized gains	(1.65)		(4.38)	(1.38)	(1.19)	—	—

Total distributions	(1.73)		(4.81)	(1.70)	(1.60)	(0.26)	(0.32)

Net asset value, end of period	$48.62		$47.41	$49.47	$40.60	$41.37	$40.12

Total return(b)	6.61%		5.81%	26.76%	2.15%	3.75%	17.57%

Net assets, end of period (in 000s)	$6,814		$5,925	$6,739	$5,473	$3,344	$1,132

Ratio of net expenses to average net assets	1.04	%(c)	1.06%	1.06%	1.06%	1.06%	1.07%

Ratio of total expenses to average net assets	1.08	%(c)	1.11%	1.24%	1.28%	1.27%	1.31%

Ratio of net investment income to average net assets	0.92	%(c)	0.61%	0.96%	0.83%	0.86%	0.78%

Portfolio turnover rate(d)	87%		168%	193%	213%	224%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Investor Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$47.17		$49.22	$40.39	$41.13	$39.89	$34.26

Net investment income(a)	0.29		0.46	0.61	0.45	0.51	0.42

Net realized and unrealized gain	2.68		2.45	10.05	0.50	1.13	5.67

Total from investment operations	2.97		2.91	10.66	0.95	1.64	6.09

Distributions to shareholders from net investment income	(0.31)		(0.58)	(0.45)	(0.50)	(0.40)	(0.46)

Distributions to shareholders from net realized gains	(1.65)		(4.38)	(1.38)	(1.19)	—	—

Total distributions	(1.96)		(4.96)	(1.83)	(1.69)	(0.40)	(0.46)

Net asset value, end of period	$48.18		$47.17	$49.22	$40.39	$41.13	$39.89

Total return(b)	6.78%		6.20%	27.21%	2.48%	4.12%	17.98%

Net assets, end of period (in 000s)	$116,467		$103,230	$43,290	$18,322	$4,615	$1,003

Ratio of net expenses to average net assets	0.68	%(c)	0.70%	0.71%	0.71%	0.71%	0.72%

Ratio of total expenses to average net assets	0.72	%(c)	0.76%	0.89%	0.93%	0.92%	0.96%

Ratio of net investment loss to average net assets	1.28	%(c)	0.95%	1.36%	1.13%	1.24%	1.13%

Portfolio turnover rate(d)	87%		168%	193%	213%	224%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of Period	$49.28	$49.09

Net investment income(b)	0.34	0.26

Net realized and unrealized gain (loss)	2.80	(0.07)

Total from investment operations	3.14	0.19

Distributions to shareholders from net investment income	(0.35)	—

Distributions to shareholders from net realized gains	(1.65)	—

Total distributions	(2.00)	—

Net asset value, end of period	$50.42	$49.28

Total return(c)	6.87%	0.39%

Net assets, end of period (in 000s)	$224,269	$203,525

Ratio of net expenses to average net assets(d)	0.53%	0.54%

Ratio of total expenses to average net assets(d)	0.57%	0.62%

Ratio of net investment income to average net assets(d)	1.44%	0.93%

Portfolio turnover rate(e)	87%	168%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class R Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$46.74		$48.89	$40.12	$40.91	$39.80	$34.16

Net investment income(a)	0.18		0.23	0.37	0.27	0.26	0.23

Net realized and unrealized gain	2.69		2.42	10.01	0.49	1.18	5.67

Total from investment operations	2.87		2.65	10.38	0.76	1.44	5.90

Distributions to shareholders from net investment income	(0.02)		(0.42)	(0.23)	(0.36)	(0.33)	(0.26)

Distributions to shareholders from net realized gains	(1.65)		(4.38)	(1.38)	(1.19)	—	—

Total distributions	(1.67)		(4.80)	(1.61)	(1.55)	(0.33)	(0.26)

Net asset value, end of period	$47.94		$46.74	$48.89	$40.12	$40.91	$39.80

Total return(b)	6.54%		5.65%	26.58%	1.99%	3.58%	17.42%

Net assets, end of period (in 000s)	$49,867		$49,993	$51,263	$30,341	$27,685	$457

Ratio of net expenses to average net assets	1.18	%(c)	1.20%	1.21%	1.21%	1.21%	1.22%

Ratio of total expenses to average net assets	1.22	%(c)	1.25%	1.39%	1.43%	1.42%	1.46%

Ratio of net investment income to average net assets	0.79	%(c)	0.48%	0.84%	0.70%	0.64%	0.63%

Portfolio turnover rate(d)	87%		168%	193%	213%	224%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015(a)
Per Share Data

Net asset value, beginning of period	$49.27		$51.19	$41.91	$42.60	$43.19

Net investment income(b)	0.37		0.42	0.82	0.56	0.14

Net realized and unrealized gain (loss)	2.76		2.68	10.33	0.50	(0.73)

Total from investment operations	3.13		3.10	11.15	1.06	(0.59)

Distributions to shareholders from net investment income	(0.35)		(0.64)	(0.49)	(0.56)	—

Distributions to shareholders from net realized gains	(1.65)		(4.38)	(1.38)	(1.19)	—

Total distributions	(2.00)		(5.02)	(1.87)	(1.75)	—

Net asset value, end of period	$50.40		$49.27	$51.19	$41.91	$42.60

Total return(c)	6.84%		6.37%	27.41%	2.66%	(1.37)%

Net assets, end of period (in 000s)	$11,535		$31,916	$2,557	$60	$10

Ratio of net expenses to average net assets	0.53	%(d)	0.54%	0.55%	0.55%	0.55	%(d)

Ratio of total expenses to average net assets	0.57	%(d)	0.63%	0.71%	0.77%	0.74	%(d)

Ratio of net investment income to average net assets	1.59	%(d)	0.82%	1.70%	1.36%	1.37	%(d)

Portfolio turnover rate(e)	87%		168%	193%	213%	224%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements

April 30, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights	A, C, Institutional, Service, Investor, P, R and R6	Diversified
Small Cap Growth Insights and Small Cap Value Insights	A, C, Institutional, Investor, P, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Pain
Large Cap Value Insights	Quarterly	Annually
Large Cap Growth Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately

119

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2019:

LARGE CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$16,460,440	$—	$—

Europe	41,755,328

North America	2,154,645,707	—	—

Securities Lending Reinvestment Vehicle	5,556,225	—	—

Total	$2,218,417,700	$—	$—

LARGE CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$16,642,487	$—	$—

Europe	555,591,808

Securities Lending Reinvestment Vehicle	8,291,250	—	—

Total	$580,525,545	$—	$—

Derivative Type

Liabilities(b)

Futures Contracts	$845,010	$—	$—

SMALL CAP EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$4,005,274	$—	$—

Europe	5,395,988	—	—

North America	584,021,327	—	—

Investment Company	6,563,751	—	—

Securities Lending Reinvestment Vehicle	4,071,446	—	—

Total	$604,057,786	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP EQUITY INSIGHTS (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities(b)

Futures Contracts	$136,972	$—	$—

SMALL CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$4,216,186	$—	$—

Europe	13,850,342	—	—

North America	1,072,751,039	—

Investment Company	12,926,561	—	—

Securities Lending Reinvestment Vehicle	10,451,858	—	—

Total	$1,114,195,986	$—	$

Derivative Type

Liabilities(b)

Futures Contracts	$782,452	$—	$—

SMALL CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$2,900,663	$—	$—

Europe	3,879,209

North America	434,971,543	—	—

Investment Company	7,765,133	—	—

Securities Lending Reinvestment Vehicle	1,033,825	—	—

Total	$450,550,373	$—	$—

Derivative Type

Liabilities(b)

Futures Contracts	$249,191	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$8,073,861	$—	$—

Europe	46,704,336

North America	1,637,593,866	—	—

Securities Lending Reinvestment Vehicle	493,000	—	—

Total	$1,692,865,063	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statement of Assets and Liabilities	Assets(a)
Equity	Large Cap Value Insights	Variation Margin on Futures Contracts	$845,010
Equity	Small Cap Equity Insights	Variation Margin on Futures Contracts	136,972
Equity	Small Cap Growth Insights	Variation Margin on Futures Contracts	782,452
Equity	Small Cap Value Insights	Variation Margin on Futures Contracts	249,191

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of April 30, 2019 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts	Average Number of Contracts(a)
Equity	Large Cap Growth Insights	$1,665,783	$—	72
Equity	Large Cap Value Insights	(265,152)	1,511,320	64
Equity	Small Cap Equity Insights	677,453	314,799	56
Equity	Small Cap Growth Insights	(1,001,760)	2,392,778	229
Equity	Small Cap Value Insights	214,175	432,795	107
Equity	U.S. Equity Insights	$(1,229,600)	$1,906,386	108

(a)	Average number of contracts is based on the month end balances for the six months ended April 30, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Large Cap Growth Insights	0.52%	0.47%	0.44%	0.44%	0.43%	0.49%	0.49%
Large Cap Value Insights	0.52	0.47	0.44	0.44	0.43	0.52	0.52
Small Cap Equity Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
Small Cap Growth Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
Small Cap Value Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
U.S. Equity Insights	0.52	0.47	0.44	0.44	0.43	0.50	0.50

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds invest in Institutional Shares of the Government Money Market Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

transactions in the Government Money Market Fund. For the six month ended April 30, 2019, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Large Cap Growth Insights	$4,869
Large Cap Value Insights	6,249
Small Cap Equity Insights	2,731
Small Cap Growth Insights	11,786
Small Cap Value Insights	5,688
U.S. Equity Insights	9,377

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service Shares
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2019, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Large Cap Growth Insights	$18,281	$34
Large Cap Value Insights	6,349	363
Small Cap Equity Insights	2,074	249
Small Cap Growth Insights	3,738	20
Small Cap Value Insights	5,387	18
U.S. Equity Insights	11,008	413

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and/or Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.004%. These Other Expense limitations will remain in place through at least February 28, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Large Cap Growth Insights	$4,869	$289,054	$293,923
Large Cap Value Insights	6,249	212,812	219,061
Small Cap Equity Insights	2,731	229,493	232,224
Small Cap Growth Insights	11,786	265,019	276,805
Small Cap Value Insights	5,688	203,297	208,985
U.S. Equity Insights	9,377	276,768	286,145

G.  Line of Credit Facility — As of April 30, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the period ended April 30, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2019, Goldman Sachs earned $692, $420, $1,166, $1,321, $1,336 and $1,619 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds, respectively.

As of April 30, 2019, the following Goldman Sachs Fund of Funds Portfolios and Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Growth Strategy	Goldman Sachs Growth and Income Strategy	Goldman Sachs Enhanced Dividend
Large Cap Value Insights	9%	9%	—%
Small Cap Equity Insights	—	—	8

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investments in the Government Money Market Fund as of and for the six months ended April 30, 2019:

Fund	Market Value as of October 31, 2018	Purchased at Cost	Proceeds from Sales	Market Value as of April 30, 2019	Shares as of April 30, 2019	Dividend Income from Affiliated Investment Companies
Large Cap Growth Insights	$37,210	$90,726,831	$(90,764,041)	$—	—	$65,752
Large Cap Value Insights	7,298,796	114,217,271	(113,224,817)	8,291,250	8,291,250	97,069
Small Cap Equity Insights	223,093	81,520,539	(75,179,881)	6,563,751	6,563,751	42,451
Small Cap Growth Insights	9,550,604	166,089,798	(162,713,841)	12,926,561	12,926,561	170,024
Small Cap Value Insights	3,260,345	150,242,765	(145,737,977)	7,765,133	7,765,133	84,413
U.S. Equity Insights	23,933,904	187,310,668	(211,244,572)	—	—	123,924

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2019, were as follows:

Fund	Purchases	Sales and Maturities
Large Cap Growth Insights	$1,623,524,836	$1,640,611,029
Large Cap Value Insights	528,324,592	439,370,097
Small Cap Equity Insights	354,141,374	358,573,423
Small Cap Growth Insights	694,028,626	509,094,856
Small Cap Value Insights	358,391,272	195,852,697
U.S. Equity Insights	1,462,542,663	1,386,517,333

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

7. SECURITIES LENDING (continued)

of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2019, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities. The Large Cap Value Insights Fund did not have securities on loan as of April 30, 2019.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2019, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended April 30, 2019		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2019
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Large Cap Growth	$367	$331	$—
Small Cap Equity Insights	6,223	6,506	232,500
Small Cap Growth Insights	13,949	12,070	1,081,300
Small Cap Value Insights	472	—	—
U.S. Equity Insights	7	22	—

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7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investments in the Government Money Market Fund for the six months ended April 30, 2019.

Fund	Market Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Market Value as of April 30, 2019
Large Cap Growth Insights	$—	$54,516,680	$(48,960,455)	$5,556,225
Small Cap Equity Insights	11,340,050	54,915,211	(62,183,815)	4,071,446
Small Cap Growth Insights	11,929,725	69,889,988	(71,367,855)	10,451,858
Small Cap Value Insights	1,315,150	24,938,770	(25,220,095)	1,033,825
U.S. Equity Insights	—	1,933,000	(1,440,000)	493,000

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2018, the Funds’ timing differences on a tax basis were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S Equity Insights
Timing differences (Qualified Late Year Ordinary Loss Deferral)	$—	$—	$—	$(588,655)	$—	$—

As of April 30, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Tax Cost	$1,829,073,649	$547,058,405	$563,049,963	$1,016,259,632	$423,041,675	$1,533,147,621
Gross unrealized gain	433,007,235	45,321,336	68,333,484	143,458,036	41,773,143	190,360,863
Gross unrealized loss	(43,663,184)	(11,854,196)	(27,325,661)	(45,521,682)	(14,264,445)	(30,643,421)
Net unrealized gain (loss)	$389,344,051	$33,467,140	$41,007,823	$97,936,354	$27,508,698	$159,717,442

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

	Large Cap Growth Insights Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,652,413	$48,006,215	3,361,037	$107,482,287
Reinvestment of distributions	839,624	22,972,444	368,877	11,027,208
Shares redeemed	(1,830,326)	(52,685,065)	(3,937,732)	(124,940,816)
	661,711	18,293,594	(207,818)	(6,431,321)
Class C Shares
Shares sold	281,295	6,936,551	551,666	15,661,815
Reinvestment of distributions	171,082	4,147,030	93,096	2,498,705
Shares redeemed	(559,347)	(13,923,929)	(942,395)	(27,571,385)
	(106,970)	(2,840,348)	(297,633)	(9,410,865)
Institutional Shares
Shares sold	5,436,157	160,051,795	10,276,437	339,341,399
Reinvestment of distributions	2,021,752	57,355,849	1,221,475	37,829,628
Shares redeemed	(6,369,208)	(188,969,716)	(15,012,677)	(476,258,739)
	1,088,701	28,437,928	(3,514,765)	(99,087,712)
Service Shares
Shares sold	563,703	15,641,055	568,235	17,694,789
Reinvestment of distributions	158,528	4,265,164	106,775	3,145,083
Shares redeemed	(569,340)	(16,121,801)	(1,180,590)	(36,778,620)
	152,891	3,784,418	(505,580)	(15,938,748)
Investor Shares
Shares sold	3,007,428	84,190,146	5,720,505	178,464,723
Reinvestment of distributions	1,328,599	35,834,532	620,319	18,342,393
Shares redeemed	(2,993,777)	(84,913,418)	(4,974,713)	(155,121,933)
	1,342,250	35,111,260	1,366,111	41,685,183
Class P Shares(a)
Shares sold	380,459	10,748,030	1,270,391	43,135,036
Reinvestment of distributions	117,890	3,340,204	—	—
Shares redeemed	(267,007)	(7,720,358)	(28,029)	(910,748)
	231,342	6,367,876	1,242,362	42,224,288
Class R Shares
Shares sold	166,449	4,633,055	284,666	8,718,509
Reinvestment of distributions	24,918	665,049	14,724	429,404
Shares redeemed	(168,628)	(4,803,574)	(446,862)	(14,008,511)
	22,739	494,530	(147,472)	(4,860,598)
Class R6 Shares
Shares sold	3,209,793	94,215,308	10,901,755	340,045,391
Reinvestment of distributions	1,076,243	30,512,669	212,022	6,564,340
Shares redeemed	(2,348,860)	(70,556,028)	(4,676,929)	(154,147,174)
	1,937,176	54,171,949	6,436,848	192,462,557

NET INCREASE	5,329,840	$143,821,207	4,372,053	$140,642,784

(a)	Class P Shares commenced operations on April 16, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Value Insights Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	696,104	$14,026,280	944,950	$20,989,295
Reinvestment of distributions	164,530	3,260,911	26,778	589,565
Shares redeemed	(524,289)	(10,675,098)	(1,122,378)	(24,803,667)
	336,345	6,612,093	(150,650)	(3,224,807)
Class C Shares
Shares sold	274,926	5,470,486	213,237	4,673,952
Reinvestment of distributions	28,580	561,091	1,328	28,615
Shares redeemed	(148,819)	(3,026,362)	(253,631)	(5,662,279)
	154,687	3,005,215	(39,066)	(959,712)
Institutional Shares
Shares sold	4,207,854	85,289,244	5,653,415	126,316,795
Reinvestment of distributions	301,391	5,968,082	85,290	1,875,634
Shares redeemed	(2,178,495)	(42,344,687)	(12,519,743)	(265,396,147)
	2,330,750	48,912,639	(6,781,038)	(137,203,718)
Service Shares
Shares sold	59,133	1,228,096	175,274	3,860,383
Reinvestment of distributions	27,236	541,907	3,562	78,635
Shares redeemed	(131,288)	(2,723,778)	(106,621)	(2,346,999)
	(44,919)	(953,775)	72,215	1,592,019
Investor Shares
Shares sold	2,474,356	50,950,439	2,784,560	62,066,119
Reinvestment of distributions	273,736	5,407,419	30,036	662,248
Shares redeemed	(847,595)	(17,090,823)	(294,664)	(6,505,798)
	1,900,497	39,267,035	2,519,932	56,222,569
Class P Shares(a)
Shares sold	717,797	13,587,040	1,317,496	29,534,295
Reinvestment of distributions	84,924	1,682,096	8,680	194,354
Shares redeemed	(469,965)	(9,275,538)	(28,624)	(646,944)
	332,756	5,993,598	1,297,552	29,081,705
Class R Shares
Shares sold	33,662	680,585	133,484	2,949,725
Reinvestment of distributions	15,740	309,868	1,878	41,071
Shares redeemed	(42,866)	(866,147)	(122,793)	(2,686,941)
	6,536	124,306	12,569	303,855
Class R6 Shares
Shares sold	2,031,147	40,432,088	10,968,514	230,457,462
Reinvestment of distributions	462,946	9,157,744	81,472	1,781,476
Shares redeemed	(1,888,829)	(39,208,134)	(4,132,273)	(91,305,986)
	605,264	10,381,698	6,917,713	140,932,952

NET INCREASE	5,621,916	$113,342,809	3,849,227	$86,744,863

(a)	Class P Shares commenced operations on April 16, 2018.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Equity Insights Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	290,484	$6,930,456	970,112	$27,122,881
Reinvestment of distributions	125,799	2,866,956	—	—
Shares redeemed	(475,761)	(11,351,832)	(508,292)	(13,663,277)
	(59,478)	(1,554,420)	461,820	13,459,604
Class C Shares
Shares sold	130,572	2,602,861	173,355	4,152,072
Reinvestment of distributions	23,381	455,454	—	—
Shares redeemed	(93,625)	(1,892,566)	(290,102)	(6,958,010)
	60,328	1,165,749	(116,747)	(2,805,938)
Institutional Shares
Shares sold	2,843,858	69,819,137	8,642,169	250,527,303
Reinvestment of distributions	476,089	11,287,686	24,305	635,825
Shares redeemed	(1,813,402)	(45,140,235)	(9,724,798)	(263,840,664)
	1,506,545	35,966,588	(1,058,324)	(12,677,536)
Service Shares
Shares sold	54,249	1,288,327	56,177	1,492,122
Reinvestment of distributions	4,673	104,730	—	—
Shares redeemed	(26,788)	(621,938)	(7,503)	(198,971)
	32,134	771,119	48,674	1,293,151
Investor Shares
Shares sold	1,081,554	26,125,396	1,924,148	52,833,323
Reinvestment of distributions	107,128	2,425,323	137	3,431
Shares redeemed	(557,377)	(13,571,044)	(277,612)	(7,549,298)
	631,305	14,979,675	1,646,673	45,287,456
Class P Shares(a)
Shares sold	2,759,406	63,132,573	2,673,276	77,734,314
Reinvestment of distributions	138,422	3,278,915	—	—
Shares redeemed	(1,397,550)	(34,607,460)	(176,899)	(5,010,896)
	1,500,278	31,804,028	2,496,377	72,723,418
Class R Shares
Shares sold	101,861	2,383,426	218,831	5,749,564
Reinvestment of distributions	33,918	755,025	—	—
Shares redeemed	(116,672)	(2,780,985)	(267,208)	(6,910,330)
	19,107	357,466	(48,377)	(1,160,766)
Class R6 Shares
Shares sold	1,023,799	24,385,152	7,353,764	194,789,840
Reinvestment of distributions	399,759	9,476,064	38	999
Shares redeemed	(3,361,178)	(84,920,784)	(899,879)	(25,418,391)
	(1,937,620)	(51,059,568)	6,453,923	169,372,448

NET INCREASE	1,752,599	$32,430,637	9,884,019	$285,491,837

(a)	Class P Shares commenced operations on April 16, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Growth Insights Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	382,608	$12,854,261	1,051,133	$41,444,407
Reinvestment of distributions	281,405	8,799,529	89,749	3,166,328
Shares redeemed	(495,807)	(16,373,521)	(893,423)	(34,393,355)
	168,206	5,280,269	247,459	10,217,380
Class C Shares
Shares sold	50,444	1,256,222	89,830	2,769,118
Reinvestment of distributions	44,452	1,043,280	18,384	508,120
Shares redeemed	(45,066)	(1,143,560)	(164,381)	(5,170,324)
	49,830	1,155,942	(56,167)	(1,893,086)
Institutional Shares
Shares sold	2,424,060	94,533,060	2,753,107	125,416,287
Reinvestment of distributions	718,806	26,768,316	211,110	8,682,959
Shares redeemed	(1,516,470)	(59,682,779)	(2,152,304)	(96,087,410)
	1,626,396	61,618,597	811,913	38,011,836
Investor Shares
Shares sold	2,098,631	72,760,110	4,039,136	160,587,707
Reinvestment of distributions	964,428	31,016,030	228,917	8,261,586
Shares redeemed	(1,220,385)	(41,705,897)	(1,333,523)	(53,347,127)
	1,842,674	62,070,243	2,934,530	115,502,166
Class P Shares(a)
Shares sold	74,506	2,872,832	253,406	12,181,734
Reinvestment of distributions	20,911	778,940	—	—
Shares redeemed	(97,817)	(3,948,760)	(3,791)	(175,264)
	(2,400)	(296,988)	249,615	12,006,470
Class R Shares
Shares sold	98,195	3,129,379	278,260	10,388,204
Reinvestment of distributions	59,954	1,798,021	13,690	466,555
Shares redeemed	(80,866)	(2,694,486)	(75,856)	(2,797,277)
	77,283	2,232,914	216,094	8,057,482
Class R6 Shares
Shares sold	4,619,437	178,162,265	2,135,325	99,436,882
Reinvestment of distributions	378,454	14,097,427	38,091	1,567,068
Shares redeemed	(1,245,102)	(47,894,451)	(437,408)	(20,188,532)
	3,752,789	144,365,241	1,736,008	80,815,418

NET INCREASE	7,514,778	$276,426,218	6,139,452	$262,717,666

(a)	Class P Shares commenced operations on April 16, 2018.

135

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Value Insights Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	807,269	$29,218,852	676,366	$31,024,046
Reinvestment of distributions	287,947	10,340,127	248,444	10,399,770
Shares redeemed	(368,436)	(13,895,371)	(477,761)	(21,092,565)
	726,780	25,663,608	447,049	20,331,251
Class C Shares
Shares sold	89,387	2,314,382	82,732	2,697,118
Reinvestment of distributions	33,400	826,636	75,551	2,274,846
Shares redeemed	(56,219)	(1,478,486)	(422,522)	(13,954,814)
	66,568	1,662,532	(264,239)	(8,982,850)
Institutional Shares
Shares sold	1,764,988	85,940,635	1,259,092	74,483,445
Reinvestment of distributions	97,074	4,698,255	84,092	4,631,023
Shares redeemed	(408,131)	(20,258,516)	(1,203,243)	(72,387,964)
	1,453,931	70,380,374	139,941	6,726,504
Investor Shares
Shares sold	778,450	28,315,340	376,564	16,973,315
Reinvestment of distributions	53,407	1,907,349	14,076	587,886
Shares redeemed	(167,949)	(6,353,980)	(81,186)	(3,630,109)
	663,908	23,868,709	309,454	13,931,092
Class P Shares(a)
Shares sold	309,764	15,152,001	803,810	48,953,572
Reinvestment of distributions	59,484	2,877,391	—	—
Shares redeemed	(271,521)	(13,211,255)	(46,846)	(2,765,790)
	97,727	4,818,137	756,964	46,187,782
Class R Shares
Shares sold	26,947	1,004,425	36,986	1,646,619
Reinvestment of distributions	4,075	143,841	1,979	81,367
Shares redeemed	(6,945)	(263,772)	(18,791)	(811,541)
	24,077	884,494	20,174	916,445
Class R6 Shares
Shares sold	1,318,298	62,400,065	334,545	20,398,238
Reinvestment of distributions	39,496	1,908,993	7,394	407,268
Shares redeemed	(86,005)	(4,365,453)	(15,248)	(903,149)
	1,271,789	59,943,605	326,691	19,902,357

NET INCREASE	4,304,780	$187,221,459	1,736,034	$99,012,581

(a)	Class P Shares commenced operations on April 16, 2018.

136

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Insights Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	405,506	$18,511,752	949,778	$46,836,246
Reinvestment of distributions	247,236	10,881,031	540,991	25,388,649
Shares redeemed	(479,729)	(21,845,864)	(763,607)	(37,280,302)
	173,013	7,546,919	727,162	34,944,593
Class C Shares
Shares sold	112,398	4,441,587	114,867	5,111,767
Reinvestment of distributions	13,896	548,621	65,851	2,772,693
Shares redeemed	(74,005)	(2,989,758)	(484,924)	(21,975,139)
	52,289	2,000,450	(304,206)	(14,090,679)
Institutional Shares
Shares sold	4,978,062	223,591,186	17,672,155	930,844,173
Reinvestment of distributions	755,380	34,167,885	525,650	25,470,196
Shares redeemed	(3,725,133)	(174,065,460)	(5,967,512)	(304,848,649)
	2,008,309	83,693,611	12,230,293	651,465,720
Service Shares
Shares sold	23,888	1,053,660	69,639	3,389,043
Reinvestment of distributions	4,689	205,533	13,459	628,029
Shares redeemed	(13,372)	(613,119)	(94,360)	(4,680,684)
	15,205	646,074	(11,262)	(663,612)
Investor Shares
Shares sold	732,502	32,729,243	1,555,878	76,579,742
Reinvestment of distributions	103,872	4,499,108	97,081	4,504,647
Shares redeemed	(607,547)	(27,124,095)	(343,857)	(16,669,597)
	228,827	10,104,256	1,309,102	64,414,792
Class P Shares(a)
Shares sold	2,390,903	107,622,273	4,283,367	218,451,046
Reinvestment of distributions	135,300	6,101,132	—	—
Shares redeemed	(2,207,880)	(104,984,175)	(153,277)	(7,903,827)
	318,323	8,739,230	4,130,090	210,547,219
Class R Shares
Shares sold	141,190	6,331,546	394,654	18,855,699
Reinvestment of distributions	38,936	1,684,599	105,956	4,879,525
Shares redeemed	(209,346)	(9,467,706)	(479,608)	(22,869,760)
	(29,220)	(1,451,561)	21,002	865,464
Class R6 Shares
Shares sold	136,606	6,267,232	611,273	32,143,497
Reinvestment of distributions	29,892	1,352,886	5,619	272,129
Shares redeemed	(585,372)	(28,434,334)	(19,119)	(950,920)
	(418,874)	(20,814,216)	597,773	31,464,706

NET INCREASE	2,347,872	$90,464,763	18,699,954	$978,948,203

(a)	Class P Shares commenced operations on April 16, 2018.

137

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Period Ended April 30, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019, which represents a period of 181 days in a 365 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund				Small Cap Growth Insights Fund
Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19		Expenses Paid for the 6 months ended 4/30/19*	Beginning Account Value 11/1/18	Ending Account Value 4/30/19		Expenses Paid for the 6 months ended 4/30/19*	Beginning Account Value 11/1/18	Ending Account Value 4/30/19		Expenses Paid for the 6 months ended 4/30/19*	Beginning Account Value 11/1/18	Ending Account Value 4/30/19		Expenses Paid for the 6 months ended 4/30/19*
Class A
Actual	$1,000.00	$1,097.00		$4.84	$1,000.00	$1,051.00		$4.83	$1,000.00	$1,041.50		$6.23	$1,000.00	$1,055.60		$6.27
Hypothetical 5% return	1,000.00	1,020.18	+	4.66	1,000.00	1,020.18	+	4.76	1,000.00	1,020.18	+	6.16	1,000.00	1,020.18	+	6.16
Class C
Actual	1,000.00	1,092.70		8.72	1,000.00	1,047.30		8.63	1,000.00	1,038.00		10.01	1,000.00	1,052.00		10.07
Hypothetical 5% return	1,000.00	1,016.46	+	8.40	1,000.00	1,016.36	+	8.50	1,000.00	1,014.98	+	9.89	1,000.00	1,014.98	+	9.89
Institutional
Actual	1,000.00	1,098.90		2.81	1,000.00	1,052.70		2.85	1,000.00	1,043.60		4.26	1,000.00	1,057.80		4.29
Hypothetical 5% return	1,000.00	1,022.12	+	2.71	1,000.00	1,022.02	+	2.81	1,000.00	1,020.63	+	4.21	1,000.00	1,020.63	+	4.21
Service
Actual	1,000.00	1,096.10		5.41	1,000.00	1,050.70		5.39	1,000.00	1,041.40		6.78	—	—		—
Hypothetical 5% return	1,000.00	1,019.64	+	5.21	1,000.00	1,019.64	+	5.31	1,000.00	1,019.64	+	6.71	—	—		—
Investor
Actual	1,000.00	1,098.40		3.54	1,000.00	1,052.70		3.56	1,000.00	1,043.30		4.96	1,000.00	1,056.90		5.00
Hypothetical 5% return	1,000.00	1,021.42	+	3.41	1,000.00	1,021.32	+	3.51	1,000.00	1,019.93	+	4.91	1,000.00	1,019.93	+	4.91
Class P
Actual	1,000.00	1,099.00		2.76	1,000.00	1,053.30		2.80	1,000.00	1,043.90		4.21	1,000.00	1,057.80		4.23
Hypothetical 5% return	1,000.00	1,022.17	+	2.66	1,000.00	1,022.17	+	2.76	1,000.00	1,022.17	+	4.16	1,000.00	1,022.17	+	4.16
Class R
Actual	1,000.00	1,095.30		6.13	1,000.00	1,049.50		6.10	1,000.00	1,040.40		7.49	1,000.00	1,054.20		7.54
Hypothetical 5% return	1,000.00	1,018.94	+	5.91	1,000.00	1,018.94	+	6.01	1,000.00	1,018.94	+	7.40	1,000.00	1,018.94	+	7.40
Class R6
Actual	1,000.00	1,099.10		2.76	1,000.00	1,053.30		2.80	1,000.00	1,043.80		4.21	1,000.00	1,057.80		4.23
Hypothetical 5% return	1,000.00	1,022.17	+	2.66	1,000.00	1,022.07	+	2.76	1,000.00	1,020.68	+	4.16	1,000.00	1,020.68	+	4.16

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

138

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Period Ended April 30, 2019 (Unaudited) (continued)

	Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19		Expenses Paid for the 6 months ended 4/30/19*	Beginning Account Value 11/1/18	Ending Account Value 4/30/19		Expenses Paid for the 6 months ended 4/30/19*
Class A
Actual	$1,000.00	$1,032.90		$6.20	$1,000.00	$1,066.50		$4.77
Hypothetical 5% return	1,000.00	1,020.18	+	6.16	1,000.00	1,020.18	+	4.66
Class C
Actual	1,000.00	1,029.50		9.96	1,000.00	1,063.00		8.59
Hypothetical 5% return	1,000.00	1,014.98	+	9.89	1,000.00	1,016.46	+	8.40
Institutional
Actual	1,000.00	1,034.80		4.24	1,000.00	1,068.60		2.77
Hypothetical 5% return	1,000.00	1,020.63	+	4.21	1,000.00	1,022.12	+	2.71
Service
Actual	—	—		—	1,000.00	1,066.10		5.33
Hypothetical 5% return	—	—		—	1,000.00	1,019.64	+	5.21
Investor
Actual	1,000.00	1,034.20		4.94	1,000.00	1,067.80		3.49
Hypothetical 5% return	1,000.00	1,019.93	+	4.91	1,000.00	1,021.42	+	3.41
Class P
Actual	1,000.00	1,035.00		4.19	1,000.00	1,068.70		2.72
Hypothetical 5% return	1,000.00	1,022.17	+	4.16	1,000.00	1,022.17	+	2.66
Class R
Actual	1,000.00	1,031.50		7.45	1,000.00	1,065.40		6.04
Hypothetical 5% return	1,000.00	1,018.94	+	7.40	1,000.00	1,018.94	+	5.91
Class R6
Actual	1,000.00	1,034.80		4.19	1,000.00	1,068.40		2.72
Hypothetical 5% return	1,000.00	1,020.68	+	4.16	1,000.00	1,022.17	+	2.66

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Large Cap Growth Insights+	0.93%	1.68%	0.54%	1.04%	0.68%	0.53%	1.18%	0.53%
Large Cap Value Insights+	0.95	1.70	0.56	1.06	0.70	0.55	1.20	0.55
Small Cap Equity Insights+	1.23	1.98	0.84	1.34	0.98	0.83	1.48	0.83
Small Cap Growth Insights+	1.23	1.98	0.84	—	0.98	0.83	1.48	0.83
Small Cap Value Insights+	1.23	1.98	0.84	—	0.98	0.83	1.48	0.83
U.S. Equity Insights+	0.93	1.68	0.54	1.04	0.68	0.53	1.18	0.53

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

139

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.38 trillion in assets under supervision as of March 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 169682-OTU-996227 DOMINSSAR-19/131K

Goldman Sachs Funds

Semi-Annual Report	April 30, 2019

Fundamental Emerging Markets Equity Funds
Asia Equity
Emerging Markets Equity
ESG Emerging Markets Equity
N-11 Equity

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Fundamental Emerging Markets Equity Funds

∎	ASIA EQUITY

∎	EMERGING MARKETS EQUITY

∎	ESG EMERGING MARKETS EQUITY

∎	N-11 EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental Emerging Markets Equity Investment Process?

Goldman Sachs’ Fundamental Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to seek to identify its best investment ideas.

∎	The Emerging Markets Equity research team, based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, India and Australia, focuses on long-term business and management quality

∎	Proprietary, bottom-up research is the key driver of our investment process

∎	Analysts collaborate regularly to leverage regional and industry-specific research and insights

∎	Members of each local investment team are aligned by sector and are responsible for finding ideas with the best risk-adjusted upside in their respective areas of coverage

∎	The decision-making process includes active participation in frequent and regular research meetings

∎	The Emerging Market Equity team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

∎	Security selections are aligned with levels of investment conviction and risk-adjusted upside

∎	Continual risk monitoring identifies various risks at the stock and portfolio level and assesses whether they are intended and justified

∎	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

Emerging markets equity portfolios that strive to offer:

∎	Access to markets across emerging markets

∎	Disciplined approach to stock selection

∎	Optimal risk/return profiles

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

1

MARKET REVIEW

Goldman Sachs Fundamental Emerging Markets Equity Funds

Market Review

Emerging markets equities rallied during the six-month period ended April 30, 2019 (the “Reporting Period”). The MSCI Emerging Markets Index (Net, USD, Unhedged) (the “MSCI EM Index”) posted a return of 13.76%.* Emerging markets equities outperformed developed markets equities on a relative basis, as measured by the MSCI Europe, Australasia, Far East (EAFE) Index, which returned 7.45% for the same time period.*

Following a challenging October 2018, emerging markets equities saw a brief reprieve as the Reporting Period began in November 2018 on dovish comments from U.S. Federal Reserve (“Fed”) Chair Jerome Powell, an accommodative stance by Chinese policymakers toward the private corporate sector and seemingly encouraging progress toward China-U.S. trade talks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) However, the relief rally proved short-lived, as investors were unnerved in December 2018 by the arrest of Chinese technology executive, a partial U.S. federal government shutdown and the U.S. President’s criticism of Fed Chair Powell. Equities globally also fell sharply on trade war escalations between the U.S. and China as well as on political uncertainty — and in a delayed response to an earlier sell-off in global rates. Though posting negative absolute returns, emerging market equities outperformed their developed markets counterparts on a relative basis both for the month of December and for the fourth calendar quarter overall.

The U.S. federal government shutdown and decelerating emerging market demand were headwinds in January 2019, but emerging markets equities were buoyed by easing trade tensions between the U.S. and China as well by a dovish U.S. Fed. China’s fourth quarter Gross Domestic Product (“GDP”) grew at a 6.4% year-over-year rate, in line with consensus expectations, and its industrial production for December 2018 beat consensus expectations at a 5.7% year-over-year growth rate. However, growth in Chinese exports and imports declined 4.4% and 7.6% year over year, respectively, in December 2018, below consensus expectations for a 2% and 4.5% increase, respectively. Consistent with tariff measures, U.S.-bound exports from China showed the sharpest deceleration. That said, headlines pointed to promising progress toward U.S.-China trade talks. Latin American equities outperformed broader emerging markets equities in January 2019, led by Brazil, where sentiment was boosted by the inauguration of its new government. Indian equities underperformed the MSCI EM Index, facing deteriorating sentiment from a mixed corporate earnings season, uncertainty from then-upcoming elections there and its budget, a weaker macroeconomic backdrop and concerns about corporate governance.

The MSCI EM Index gained 0.22% in February 2019, taking a pause after an 8.76% rally in January 2019.* However, some countries remained in full sprint, reminding investors of the sector’s high degree of heterogeneity, or diversity. China’s equity market, in particular, continued its strong performance, outperforming the MSCI EM Index and the MSCI EAFE Index by 320 basis points and 50 basis points, respectively. (A basis point is 1/100th of a percentage point.) The Chinese equity market benefited from seeming progress in U.S.-China trade negotiations, faster than consensus expected policy easing and positive corporate earnings results. Corporate earnings, in general, with a significant share of emerging markets companies having reported, were another cue for investors not to tar the whole of emerging markets with the same brush. While the emerging markets saw some downward revisions at the aggregate level in the first two months of 2019, China, Brazil and India kept showing attractive earnings per share growth estimates for 2019. However, despite solid fundamentals, Indian equities were still held back by uncertainty around then-upcoming elections and concerns about corporate governance.

*	All index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

The MSCI EM Index gained 0.84% in March 2019*. After a challenging 2018, emerging markets equities moved into positive territory during the first quarter of 2019, as three major headwinds subsided. First, on trade, markets perceived progressing negotiations between the U.S. and China as constructive, decreasing some of the volatility previously caused by tariff uncertainty. Subsequently, China’s equity market regained some of the trade-related losses from the prior calendar year, with the MSCI China Index outperforming the MSCI EM Index by 778 basis points year-to-date through March 2019. Second, financial conditions became more supportive, with the Fed taking a pause in its interest rate hiking cycle. Third, macroeconomic data releases showed emerging markets GDP growth returning to above-trend levels, while some developed markets countries saw their economic growth forecasts revised downwards, though symptoms of a possible recession in the U.S. and other developed markets countries remained scarce. The healthy macroeconomic diagnosis for emerging markets generally was complemented by solid fundamentals, as markets expected 2019 earnings in the emerging markets to grow more than twice as much as in the U.S.1 Despite the broader recovery, investors remained cautious about Indian equities, with its general elections scheduled to commence in April 2019. Investors also remained cautious around Turkish markets, which were rattled by the overall economic downturn and by municipal elections at the end of March 2019.

The MSCI EM Index gained 2.11% in April 2019, bringing total year-to-date returns to 12.23%*. Emerging markets equities continued trending upwards, underpinned by robust fundamentals and supportive financial conditions, as the Fed maintained its pause in increasing U.S. interest rates. Positive surprises on released macroeconomic data further drove emerging markets corporate earnings growth consensus expectations, forecasting emerging markets to outpace both the U.S. and developed markets in 2019 and 2020. Indeed, markets expected 2019 earnings in the emerging markets to grow more than twice that of the U.S. Also, valuations stayed below their historical averages, and emerging markets equities ended the month trading at a steep 28% discount to U.S. equities and at a 22% discount to developed markets equities, respectively.2 Investors stayed cautious about Indian equities, as its general elections got underway, scheduled to come to a close in late May 2019. Brazil also caused some concern for investors, with its political climate drawing some attention after reports of disagreements between its President and its House Speaker.

For the Reporting Period as a whole, consumer discretionary, real estate and communication services were the strongest sectors in the MSCI EM Index during the Reporting Period. Still posting positive absolute returns but lagging the MSCI EM Index most during the Reporting Period were the health care, materials and energy sectors.

From a country perspective, Egypt was the best performing individual constituent of the MSCI EM Index for the Reporting Period, followed by South Africa, China, Indonesia and India, each of which posted a robust double-digit absolute gain. Conversely, Pakistan was by far the weakest individual country constituent of the MSCI EM Index, posting a double-digit decline during the Reporting Period, followed by Malaysia, which generated a more modest decline during the Reporting Period. Turkey, the Czech Republic and Chile eked out modestly positive returns but were also among the weakest constituents of the MSCI EM Index during the Reporting Period.

*	All index returns are expressed in U.S. dollar terms.

[1]	Source: IBES via DataStream, as of March 29, 2019.

[2]	Source: IBES via DataStream, as of April 30, 2019.

3

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we viewed equities as the most favorable asset class, offering reasonable valuations relative to solid macroeconomic and corporate fundamentals, in our opinion. After a significant repricing of assets and market expectations in the fourth quarter of 2018, the first four months of 2019 saw a sharp recovery, as investor fears abated. Specifically, the geopolitical landscape, trade relations and monetary policy showed signs of improvement, easing earlier concerns. While we were encouraged by the strong start to 2019, we did expect at the end of the Reporting Period to see more signals of an aging cycle as the calendar year progresses, which may be challenging to navigate and require even more selectivity. Yet without clearer indications of deteriorating fundamentals, we believed it was too early to position for a downturn in global economic growth or in corporate earnings.

We remained constructive at the end of the Reporting Period on emerging markets equities given what we view as robust fundamentals, with emerging markets corporate earnings growth forecasted to outstrip that of international developed markets and of the U.S. in 2019. It appears to us that almost all of the underperformance of emerging markets equities in 2018 was driven by a decline in the valuation due to a shift in sentiment, with the residual coming from the depreciation of emerging markets currencies against the U.S. dollar, while earnings were a positive contributor. Additionally, we expect a continuation of multi-year cyclical earnings recovery given the seemingly solid fundamental picture outside of specific countries. This is important, in our opinion, as corporate earnings have been the primary driver of emerging markets equity performance over the long term, significantly eclipsing the impact of dividends, valuation and currency.3

The emerging markets remain a largely domestic-facing universe, where many countries are somewhat insulated from escalating trade tensions. In aggregate, emerging markets companies derive only 7% of their total revenue from the U.S.4 In addition, emerging markets equities have historically outperformed developed markets equities in previous Fed rate hiking cycles.5 Finally, contrary to concerns about U.S. dollar strength, currency has had a limited impact on emerging markets equity returns during the last 15 years, while corporate earnings dominate returns over the medium to long term.6

As always, we maintain our focus on seeking high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate potentially volatile markets ahead.

Please note that effective after the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media. These changes were implemented in the MSCI Equity Indexes in one step as part of its November 2018 Semi-Annual Index Review.

[3]	Source: IBES via DataStream. Calculated over 15 years from June 2003 to December 2018.

[4]	Source: FactSet, GSAM, as of January 14, 2018.

[5]	Source: GS Global Investment Research, GSAM, as of February 2018.

[6]	Source: IBES via DataStream, as of April 30, 2019.

4

PORTFOLIO RESULTS

Goldman Sachs Asia Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Asia ex Japan Equity Portfolio Management Team discusses the Goldman Sachs Asia Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated cumulative total returns, without sales charges, of 18.43%, 18.00%, 18.67% 18.59%, 18.67% and 18.66%, respectively. These returns compare to the 16.34% cumulative total return of the Fund’s benchmark, the MSCI All Country Asia ex-Japan Index (Net, USD, Unhedged) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, stock selection in China/Hong Kong, Taiwan and Malaysia contributed most positively to the Fund’s relative results. Having underweights to the comparatively weaker performing Taiwan and Malaysia equity markets also boosted the Fund’s relative performance. Only partially offsetting these positive contributors was stock selection in India and allocation positioning in both India and Thailand, which detracted from the Fund’s relative results most. Having a position, albeit modest, in cash also dampened relative results during a Reporting Period when the Index posted a double-digit positive return.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Index from holdings in Kweichow Moutai, AIA Group and Dalmia Bharat.

Within the consumer discretionary sector, the Fund’s overweight position in Kweichow Moutai was the strongest positive contributor to relative results. Kweichow Moutai is the largest Chinese hard liquor maker positioned at the premium end of the market. Its stock outperformed the Index during the Reporting Period, as the company reported a strong set of preliminary fiscal year 2018 results, demonstrating its resilience during the economic slowdown in China. The company is undergoing a reorganization of channels, which could enhance, in our view, its operating profitability as well as its corporate governance. These measures were well received by investors during the Reporting Period despite a potential transitional operating softness during the first several months of 2019. At the end of the Reporting Period, we maintained the Fund’s overweight position in the stock and believed Kweichow Moutai would resume its rather steady growth path in the second half of 2019 after the anticipated completion of its reorganization process.

AIA Group is a Hong Kong-based insurance and financial services company. We maintained an overweight position in the Fund in AIA Group because we liked what we saw as its well diversified Asian footprint and strong management. During the Reporting Period, its onshore China business showed sustained growth momentum with a premium agent model targeting high end customers. In our view, its growth opportunity was enhanced by its recent opening of additional China provinces for the firm. Further, its cross-border business between Hong Kong and Southeast Asia local businesses was improving, in our opinion, with an expanded distribution network and better margins, reinforcing its positive earnings and value creation outlook for the medium term. The company delivered fourth quarter 2018 results above market expectations, driven by what investors saw as its solid fundamentals.

The Fund’s out-of-Index position in Dalmia Bharat, an India-based cement manufacturer, also contributed positively to relative results, as it outperformed the Index during the Reporting Period. Its stock was volatile and corrected in the

5

PORTFOLIO RESULTS

first quarter of 2019 after it reported a weak set of quarterly results. Also, in March 2019, the company reported a case of fraud in its treasury. The company alleged that its depository participant had fraudulently transferred mutual fund units from the company’s account to his account, thereby raising expectations of a probable corporate governance issue. However, Dalmia Bharat’s stock recovered in April 2019 after investor concerns were pacified by the realization that it appeared to be a case of individual fraud instead of a governance misdeed.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Ctrip.com International, Samsung Electro-Mechanics and Geely Automobile Holdings.

The Fund’s underweight position in Ctrip.com International, a China-based online travel agency services provider, detracted most from its relative results during the Reporting Period. We had sold the Fund’s position in Ctrip.com International after it released third quarter 2018 results largely in line with market expectations and guidance for the fourth quarter of 2018 that appeared to us to be on the weaker side, especially for its margins. The company started to invest to gain more market share with younger customers and lower-tier cities. We expected these short-term investments to hinder its margin recovery process and sold the position. Its stock price, however, subsequently recovered, as the company released better results with improved margins for the fourth quarter of 2018 and guidance for the first quarter of 2019 that was better than the market expected. Such results gave investors confidence in the company’s recovery, supported by easing China-U.S. trade talks in the first quarter of 2019, which drove the overall global equity market recovery as well.

Within the information technology sector, the Fund’s overweight position in Samsung Electro-Mechanics, a South Korea-based manufacturer of a variety of electronic components, detracted from relative results during the Reporting Period. Its stock underperformed the Index due to a correction in the broader information technology sector as well as weak performance by the company and its peers. Though we trimmed the Fund’s position in the stock, we maintained an overweight position relative to the Index, as we continued to believe at the end of the Reporting Period that the company was on track to perform well, especially on consensus margin expectations.

The Fund’s overweight position in Geely Automobile Holdings, a China-based passenger vehicle manufacturer, detracted from relative results during the Reporting Period. The company had a mixed year in 2018, when after strong momentum in the first half of the calendar year, it demonstrated signs of vulnerability, as the economic slowdown in China worsened during the second half of 2018. While we maintained confidence in the company’s medium-term competitiveness, we believed the ongoing economic slowdown in China could impact the company’s main markets, especially in the country’s low-tier cities. We opted to exit the Fund’s position in Geely Automobile Holdings by the end of the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s performance relative to the Index were financials, consumer staples and information technology, where stock selection in each boosted relative results. At an individual stock level, positions in AIA Group and Kweichow Moutai, each mentioned earlier, boosted results most in financials and consumer staples, respectively. In information technology, having no exposure to Baidu, a China-based Internet search engine, helped most, as its stock performed poorly during the Reporting Period. We had sold the Fund’s position in Baidu during the first quarter of 2018 due to our concerns about its business outlook. During the Reporting Period, the company was losing market share in the online advertising market given heightened competition.

Only two sectors detracted from the Fund’s relative results during the Reporting Period — consumer discretionary and real estate. In consumer discretionary, the Fund’s position in Ctrip.com International, mentioned earlier, detracted most. In real estate, having a significant underweight to this strongly performing sector dampened relative results most. China/Hong Kong real estate securities comprise the vast majority of the overall average 6.3% weight of the sector in the Index. During much of the second half of 2018, the Chinese property sector was under pressure as a result of a sales slowdown among tier-two to tier-four cities in China following months of tighter credit and slower economic momentum. Also, during the first two months of 2019, especially in January and during the festive Chinese New Year season, housing sales had been on the weaker side for the overall industry. However, the broader China/Hong Kong-listed real estate companies performed stronger

6

PORTFOLIO RESULTS

thereafter given widely anticipated alleviation of the U.S.-China trade war, fiscal and credit stimulus by the Chinese government and pockets of policy loosening the country, including a mortgage rate cut by a small number of Chinese banks in select cities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Axis Bank within the financials sector. Axis Bank is the third largest private bank in India in terms of loans and profitability but had been struggling due to corporate loan quality issues, with its earnings being impacted by loan loss provisions. (A loan loss provision is an expense set aside as an allowance for uncollected loans and loan payments. This provision is used to cover a number of factors associated with potential loan losses, including bad loans, customer defaults, and renegotiated terms of a loan that incur lower than previously estimated payments.) We established the Fund position based on our expectations for the asset quality cycle to bottom out and for management changes at the bank in the near term. We also viewed Axis Bank as a strong liability franchise trading at what we considered to be attractive valuations.

We established a Fund position in Silverlake Axis within the information technology sector in Singapore. The company provides digital solutions and services to the banking, insurance and payment industries. The banking industry in Singapore had experienced a slowdown of capital expenditures in core banking products since 2016, and it was only during the last few months of the Reporting Period that we witnessed a reversal of this trend. In our view, Silverlake Axis has been able to rebuild its order backlog, as banks, beginning in the early months of 2019, seem to be avoiding delay in upgrading their core banking systems and introducing new digital initiatives. We initiated the position, as we expect the company’s order backlog to help grow its business.

Conversely, in addition to those sales already mentioned, we eliminated the Fund’s position in British American Tobacco Malaysia within the consumer staples sector. Following the run-up in its stock price during the Reporting Period, we saw the risk/reward balance of an investment in its stock as a bit less attractive. Despite the Malaysian government stepping up law enforcement to curb an illicit tobacco trade there, including conducting an increased number of checks, there was, at the end of the Reporting Period, no significant declines in the business of illicit cigarettes.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a relatively narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, relative to the Index, the Fund’s exposure to financials and communication services increased, and its allocations to consumer discretionary and information technology decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. During the Reporting Period, relative to the Index, the Fund’s allocations to China/Hong Kong and Indonesia increased, and its exposures to South Korea and Thailand decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Kevin Ohn, managing director and portfolio manager for the Fund since 2013 retired from the firm at the end of March 2019. Basak Yavuz and Hiren Dasani, co-heads of Emerging Markets Equity, and Sumit Mangal, vice president on the Emerging Markets Equity team, assumed Kevin’s portfolio management responsibilities for the Fund effective the same date. Basak and Hiren have deep expertise investing across the emerging market equities universe, with 19 and 18 years of industry experience, respectively. Sumit has 14 years of industry experience. Additionally, Seong Kook Jung had been a portfolio manager for the Fund since 2016. Effective March 31, 2019, he no longer had portfolio management responsibilities for the Fund, but maintained his sector research responsibilities for the strategy.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund had overweighted exposure to India and held an out-of-Index allocation in Vietnam. On the same date, the Fund had underweighted exposure relative to the Index to Taiwan, China/Hong Kong and Malaysia. The Fund was rather neutrally weighted relative to the Index in Indonesia, South

7

PORTFOLIO RESULTS

Korea, the Philippines, Singapore and Thailand and had no exposure to Pakistan at the end of the Reporting Period.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in the consumer discretionary, financials and consumer staples sectors at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the Index in the real estate, energy and industrials sectors and was relatively neutrally weighted compared to the Index in materials, health care, information technology and communication services. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

8

FUND BASICS

Asia Equity Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	MSCI® (All Country) Asia ex-Japan Index[2]
Class A	18.43%	16.34%
Class C	18.00	16.34
Institutional	18.67	16.34
Investor	18.59	16.34
Class P	18.67	16.34
Class R6	18.66	16.34

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. As of April 30, 2019, the MSCI All Country Asia ex-Japan Index consisted of the following 11 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Taiwan, and Thailand. The series of returns reflected by the MSCI All Country Asia ex-Japan Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-12.50%	5.52%	10.24%	3.12%	7/8/94
Class C	-9.02	5.93	10.03	2.47	8/15/97
Institutional	-7.05	7.14	11.32	3.29	2/2/96
Investor	-7.18	6.99	N/A	6.73	2/28/14
Class P	N/A	N/A	N/A	-6.56	4/16/18
Class R6	-7.04	N/A	N/A	-6.71	2/28/18

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

9

FUND BASICS

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.91%
Class C	2.25	2.66
Institutional	1.15	1.52
Investor	1.25	1.66
Class P	1.14	1.51
Class R6	1.14	1.51

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/19[5,6]

Holding	% of Net Assets	Line of Business	Country

Tencent Holdings Ltd.	7.6%	Media & Entertainment	China
AIA Group Ltd.	5.8	Insurance	Hong Kong
Taiwan Semiconductor Manufacturing Co. Ltd.	5.2	Semiconductors & Semiconductor Equipment	Taiwan
Ping An Insurance Group Co. of China Ltd. Class H	5.1	Insurance	China
Alibaba Group Holding Ltd. ADR	4.9	Retailing	China
Samsung Electronics Co. Ltd.	4.7	Technology Hardware & Equipment	South Korea
DBS Group Holdings Ltd.	3.3	Banks	Singapore
China Merchants Bank Co. Ltd. Class H	3.3	Banks	China
Kweichow Moutai Co. Ltd. Class A	3.1	Food, Beverage & Tobacco	China
Hong Kong Exchanges & Clearing Ltd.	2.2	Diversified Financials	Hong Kong

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 3.8% of the Fund’s net assets as of 04/30/19.

10

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of April 30, 2019

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets at April 30, 2019.

11

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares generated cumulative total returns, without sales charges, of 17.10%, 16.62%, 17.27%, 16.98%, 17.22%, 17.24% and 17.29%, respectively. These returns compare to the 13.76% cumulative total return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, effective stock selection in China, Brazil and Taiwan contributed most positively to the Fund’s performance. These positive contributors were only partially offset by stock selection in South Africa and United Arab Emirates, which detracted. Having an out-of-Index exposure to Romania, which significantly underperformed the Index during the Reporting Period, also hurt. The Fund’s relative results were further dampened by having an exposure, albeit modest, to cash during a Reporting Period when the Index posted a double-digit positive return.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Kweichow Moutai, AIA Group and Win Semiconductors.

Within the consumer discretionary sector, the Fund’s overweight position in Kweichow Moutai was the strongest positive contributor to relative results. Kweichow Moutai is the largest Chinese hard liquor maker positioned at the premium end of the market. Its stock outperformed the Index during the Reporting Period, as the company reported a strong set of preliminary fiscal year 2018 results, demonstrating its resilience during the economic slowdown in China. The company is undergoing a reorganization of channels, which could enhance, in our view, its operating profitability as well as its corporate governance. These measures were well received by investors during the Reporting Period despite a potential transitional operating softness during the first several months of 2019. At the end of the Reporting Period, we maintained the Fund’s overweight position in the stock and believed Kweichow Moutai would resume its rather steady growth path in the second half of 2019 after the anticipated completion of its reorganization process.

AIA Group is a Hong Kong-based insurance and financial services company. We maintained an overweight position in the Fund in AIA Group because we liked what we saw as its well diversified Asian footprint and strong management. During the Reporting Period, its onshore China business showed sustained growth momentum with a premium agent model targeting high end customers. In our view, its growth opportunity was enhanced by its recent opening of additional China provinces for the firm. Further, its cross-border business between Hong Kong and Southeast Asia local businesses was improving, in our opinion, with an expanded distribution network and better margins, reinforcing its positive earnings and value creation outlook for the medium term. The company delivered fourth quarter 2018 results above market expectations, driven by what investors saw as its solid fundamentals.

Win Semiconductors is a Taiwan-based firm, whose line of business includes the manufacturing of semiconductors and related solid-state devices. The company benefited during the Reporting Period from posting better than market expected

12

PORTFOLIO RESULTS

orders for its radio frequency, or RF, power components due to demand from early stage fifth-generation network infrastructure and Huawei Technologies’ order pull-in. Huawei Technologies is a major China-based communications equipment firm.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in NMC Health, Geely Automobile Holdings and Hankook Tire.

NMC Health is a diversified health care company based in the United Arab Emirates. Its stock declined during the Reporting Period, as the hospital sector in Europe, where most of the company’s investors are located, did not perform well. Also, the company’s high financial leverage was out of favor during the Reporting Period.

The Fund’s overweight position in Geely Automobile Holdings, a China-based passenger vehicle manufacturer, detracted from relative results during the Reporting Period. The company had a mixed year in 2018, when after strong momentum in the first half of the calendar year, it demonstrated signs of vulnerability, as the economic slowdown in China worsened during the second half of 2018. While we maintained confidence in the company’s medium-term competitiveness, we believed the ongoing economic slowdown in China could impact the company’s main markets, especially in the country’s low-tier cities. We opted to exit the Fund’s position in Geely Automobile Holdings by the end of the Reporting Period.

Hankook Tire is a South-Korea-based developer and manufacturer of radial tires for passenger cars, light trucks, trucks and buses. The company also produces batteries and aluminum alloy wheels. Its shares declined during the Reporting Period on the back of persistent concerns about trade tariffs impacting its business.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, strong stock selection within the financials, consumer staples and communication services sectors contributed most positively to the Fund’s performance. Conversely, weak stock selection in consumer discretionary and health care detracted most from the Fund’s relative results. Having an underweight to real estate, which outpaced the Index during the Reporting Period, and an overweight to health care, which lagged the Index during the Reporting Period, also hurt.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of our active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Axis Bank within the financials sector. Axis Bank is the third largest private bank in India in terms of loans and profitability but had been struggling due to corporate loan quality issues, with its earnings being impacted by loan loss provisions. (A loan loss provision is an expense set aside as an allowance for uncollected loans and loan payments. This provision is used to cover a number of factors associated with potential loan losses, including bad loans, customer defaults, and renegotiated terms of a loan that incur lower than previously estimated payments.) We established the Fund position based on our expectations for the asset quality cycle to bottom out and for management changes at the bank in the near term. We also viewed Axis Bank as a strong liability franchise trading at what we considered to be attractive valuations.

We established a Fund position in Shanghai International Airport, the owner and operator of Pudong International Airport, the second busiest airport in China. It has the highest proportion of international passenger traffic of any major Chinese airport. In our view, the revenue and profit growth of the company can remain solid, driven by the duty-free business.

We initiated a Fund position in Techtronic Industries, a Hong Kong-based global power equipment and floor care company. The company delivered record sales and net profits for the ninth consecutive quarter during the Reporting Period. We believe this is a result of a strategic foundation of research and development, innovation, ongoing operational improvement and a powerful brand portfolio — the combination of which we expect to help the company grow moving ahead, with the potential to expand its market further with new product launches. We further believe the company can improve its gross margin owing to what we see as a better product mix than its competitors and strong supply management.

13

PORTFOLIO RESULTS

Conversely, in addition to the sale of Geely Automobile Holdings, already mentioned, we eliminated the Fund’s position in Grupo Financiero Banorte, a financial institution in Mexico. The company’s merger with Banco Interacciones, another Mexican bank, has resulted in higher industry and borrower concentration for the bank and will add, in our opinion, to the challenges related to its expansion into riskier asset classes.

We sold the Fund’s position in Ctrip.com International, a China-based online travel agency services provider. We sold the Fund’s position in Ctrip.com International after it released third quarter 2018 results largely in line with market expectations and guidance for the fourth quarter of 2018 that appeared to us to be on the weaker side, especially for its margins. The company started to invest to gain more market share with younger customers and lower-tier cities. However, we expected these short-term investments to hinder its margin recovery process and sold the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, the Fund’s exposure relative to the Index to consumer staples and communication services increased, and its allocations relative to the Index to information technology and consumer discretionary decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the Index in China increased, and its allocations relative to the Index to South Africa and Russia decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposure to China, India and Peru and underweighted exposure to Taiwan, South Africa, Malaysia and Thailand relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index, with the exceptions of Chile, Qatar, Hungary and Pakistan, where the Fund had no exposure at the end of the Reporting Period. The Fund also had exposure to several equity markets that are not components of the Index, including Vietnam and Georgia.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in financials, consumer staples and consumer discretionary at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the energy, real estate, materials and communication services sectors at the end of the Reporting Period. The Fund had rather neutral exposure to the information technology, health care and industrials sectors and no allocation to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

14

FUND BASICS

Emerging Markets Equity Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	MSCI® Emerging Markets Index[2]

Class A	17.10%	13.76%
Class C	16.62	13.76
Institutional	17.27	13.76
Service	16.98	13.76
Investor	17.22	13.76
Class P	17.24	13.76
Class R6	17.29	13.76

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2019 the MSCI® Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-15.81%	4.43%	8.85%	5.96%	12/15/97
Class C	-12.47	4.84	8.66	5.54	12/15/97
Institutional	-10.55	6.04	9.91	6.76	12/15/97
Service	-11.04	5.51	9.37	6.13	12/15/97
Investor	-10.70	5.87	N/A	4.36	8/31/10
Class P	N/A	N/A	N/A	-9.26	4/16/18
Class R6	-10.56	N/A	N/A	7.30	7/31/15

[3]	The Standardized Total Returns are average annual returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or

15

FUND BASICS

higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.58%	1.62%
Class C	2.33	2.37
Institutional	1.19	1.23
Service	1.69	1.73
Investor	1.33	1.37
Class P	1.18	1.22
Class R6	1.18	1.22

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/19[5]

Holding	% of Net Assets	Line of Business	Country

Tencent Holdings Ltd.	7.2%	Media & Entertainment	China
Taiwan Semiconductor Manufacturing Co. Ltd.	4.5	Semiconductors & Semiconductor Equipment	Taiwan
Alibaba Group Holding Ltd. ADR	4.5	Retailing	China
iShares MSCI Emerging Markets ETF	4.4	Diversified Financials	United States
Samsung Electronics Co. Ltd.	4.3	Technology Hardware & Equipment	South Korea
Ping An Insurance Group Co. of China Ltd. Class H	3.5	Insurance	China
AIA Group Ltd.	2.8	Insurance	Hong Kong
Kweichow Moutai Co. Ltd. Class A	2.5	Food, Beverage & Tobacco	China
China Merchants Bank Co. Ltd. Class H	2.4	Banks	China
Hong Kong Exchanges & Clearing Ltd.	2.0	Diversified Financials	Hong Kong

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

16

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.5% of the Fund’s net assets at April 30, 2019.

17

PORTFOLIO RESULTS

Goldman Sachs ESG Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs ESG Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 17.43%, 17.08%, 17.70%, 17.60%, 17.38% and 17.71%, respectively. These returns compare to the 13.76% cumulative total return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, effective stock selection in China, Brazil and Taiwan contributed most positively to the Fund’s relative performance. These positive contributors were only partially offset by weaker stock selection in South Africa, Mexico and United Arab Emirates, which detracted. The Fund’s relative results were further dampened by having an exposure, albeit modest, to cash during a Reporting Period when the Index posted a double-digit positive return.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were AIA Group, Tencent Holdings and Hong Kong Exchanges & Clearing.

AIA Group is a Hong Kong-based insurance and financial services company. We maintained an overweight position in the Fund in AIA Group because we liked what we saw as its well diversified Asian footprint and strong management. During the Reporting Period, its onshore China business showed sustained growth momentum with a premium agent model targeting high end customers. In our view, its growth opportunity was enhanced by its recent opening of additional China provinces for the firm. Further, its cross-border business between Hong Kong and Southeast Asia local businesses was improving, in our opinion, with expanded distribution network and better margins, reinforcing its positive earnings and value creation outlook for the medium term. The company delivered fourth quarter 2018 results above market expectations, driven by what investors saw as its solid fundamentals.

A China-based company, Tencent Holdings, through its subsidiaries, provides Internet and mobile value-added services, online advertising and e-commerce transactions. A significant detractor during the Fund’s prior Reporting Period, its shares rebounded and gained during the Reporting Period, as the reopening of game monetization led to growth in the gaming market and advertising revenues.

Hong Kong Exchanges & Clearing owns and operates the stock exchange, futures exchange and their related clearing houses in Hong Kong. The company provides the trading platforms for a range of cash and derivatives products and the facilities for processing trades. Its shares posted positive returns during the Reporting Period, as investors favored its high profit margins, natural entry barriers and strong management.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Index were positions in NMC Health, Alsea SAB de CV and Geely Automobile Holdings.

NMC Health is a diversified health care company based in the United Arab Emirates. Its stock declined during the Reporting Period, as the hospital sector in Europe, where most of the company’s investors are located, did not perform

18

PORTFOLIO RESULTS

well. Also, the company’s high financial leverage was out of favor during the Reporting Period.

Alsea SAB de CV, based in Mexico, is a multi-brand operator in Latin America, operating brands from the fast food, cafeteria and casual dining segments. Factors contributing to its stock’s price decline during the Reporting Period include below market expected fourth quarter 2018 results, slower operating performance and concerns regarding Mexico’s and Spain’s economic growth.

The Fund’s overweight position in Geely Automobile Holdings, a China-based passenger vehicle manufacturer, detracted from relative results during the Reporting Period. The company had a mixed year in 2018, when after strong momentum in the first half of the calendar year, it demonstrated signs of vulnerability, as the economic slowdown in China worsened during the second half of 2018. While we maintained confidence in the company’s medium-term competitiveness, we believed the ongoing economic slowdown in China could impact the company’s main markets, especially in the country’s low-tier cities. We opted to exit the Fund’s position in Geely Automobile Holdings by the end of the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, strong stock selection in financials and communication services contributed most positively to the Fund’s relative results. Having an underweighted allocation to energy, which underperformed the Index during the Reporting Period, also boosted the Fund’s relative results.

Conversely, weak stock selection in consumer discretionary and health care detracted most from the Fund’s relative results. Having no exposure to real estate, which significantly outperformed the Index during the Reporting Period, also hurt.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of our active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in Shanghai International Airport, the owner and operator of Pudong International Airport, the second busiest airport in China. It has the highest proportion of international passenger traffic of any major Chinese airport. In our view, the revenue and profit growth of the company can remain solid, driven by the duty-free business.

We initiated a Fund position in Techtronic Industries, a Hong Kong-based global power equipment and floor care company. The company delivered record sales and net profits for the ninth consecutive quarter during the Reporting Period. We believe this is a result of a strategic foundation of research and development, innovation, ongoing operational improvement and a powerful brand portfolio — the combination of which we expect to help the company grow moving ahead, with the potential to expand its market further with new product launches. We further believe the company can improve its gross margin owing to what we see as a better product mix than its competitors and strong supply management.

Conversely, in addition to the sale of Geely Automobile Holdings, already mentioned, we eliminated the Fund’s position in Grupo Financiero Banorte, a financial institution in Mexico. The company’s merger with Banco Interacciones, another Mexican bank, has resulted in higher industry and borrower concentration for the bank and will add, in our opinion, to the challenges related to its expansion into riskier asset classes.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. Similarly, allocations to countries are directly the result of various stock selection decisions. That said, during the Reporting Period, the Fund’s exposure relative to the Index to communication services and energy increased, and its allocations relative to the Index to information technology and financials decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the Index in China increased, and its allocations relative to the Index to Mexico and South Africa decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

19

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to China, India, Peru and Brazil and underweighted exposures to Taiwan, South Africa, Mexico, Thailand and South Korea relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index, with the exceptions of Chile, Qatar, Hungary and Pakistan, where the Fund had no exposure at all.

From a sector allocation perspective, the Fund had an overweighted position relative to the Index in financials at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the materials, industrials, consumer staples and communication services sectors at the end of the Reporting Period. The Fund had rather neutral exposure to the consumer discretionary, information technology and health care sectors and no allocations to the utilities and real estate sectors at the end of the Reporting Period.

We remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

20

FUND BASICS

ESG Emerging Markets Equity Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	MSCI® Emerging Markets Index[2]

Class A	17.43%	13.76%
Class C	17.08	13.76
Institutional	17.70	13.76
Investor	17.60	13.76
Class R	17.38	13.76
Class R6	17.71	13.76

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2019 the MSCI® Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	Since Inception	Inception Date

Class A	-9.04%	5/31/18
Class C	-5.26	5/31/18
Institutional	-3.42	5/31/18
Investor	-3.51	5/31/18
Class R	-3.92	5/31/18
Class R6	-3.42	5/31/18

[3]	The Standardized Total Returns are average annual returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.62%	7.07%
Class C	2.37	7.82
Institutional	1.23	6.68
Investor	1.37	6.82
Class R	1.87	7.32
Class R6	1.22	6.67

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/19[5]

Holding	% of Net Assets	Line of Business	Country

iShares MSCI India ETF	12.4%	Diversified Financial	United States
Tencent Holdings Ltd.	7.7	Media & Entertainment	China
Alibaba Group Holding Ltd. ADR	5.3	Retailing	China
Taiwan Semiconductor Manufacturing Co. Ltd.	4.8	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	4.4	Technology Hardware & Equipment	South Korea
Ping An Insurance Group Co. of China Ltd. Class H	4.2	Insurance	China
AIA Group Ltd.	3.2	Insurance	Hong Kong
China Merchants Bank Co. Ltd. Class H	3.1	Banks	China
Sberbank of Russia PJSC ADR	2.9	Banks	Russia
Banco Bradesco SA ADR	2.8	Banks	Brazil

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

22

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

23

PORTFOLIO RESULTS

Goldman Sachs N-11 Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs N-11 Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated cumulative total returns, without sales charges, of 10.73%, 10.34%, 10.89%, 10.86%, 11.03% and 10.87%, respectively. These returns compare to the 7.91% cumulative total return of the Fund’s benchmark, the MSCI Next 11 ex-Iran GDP Weighted Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. The Fund’s effective stock selection in Indonesia and Mexico contributed most positively. Having no exposure to Nigeria, the second weakest performing constituent of the Index during the Reporting Period, also helped. Such positive contributors were partially offset by weaker stock selection in Bangladesh, the only constituent of the Index to detract from the Fund’s relative results during the Reporting Period. The Fund’s relative results were further dampened by having an exposure, albeit modest, to cash during a Reporting Period when the Index posted a solid positive return.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were positions in the financials sector — Bank Central Asia, Bolsa Mexicana de Valores and Ayala Land.

Bank Central Asia is the largest bank in Indonesia. During the Reporting Period, its shares gained, reflecting its reports of a strong return on equity as well as solid balance sheet performance.

Bolsa Mexicana de Valores operates full service cash and derivatives exchanges, with equities and fixed income securities listings, in Mexico. The company offers fully electronic platforms for cash equities, financial derivatives and over-the-counter fixed income and derivatives. During the Reporting Period, it was announced Mexico will cut the tax rate paid by companies on the proceeds of initial public offerings to 10% as part of a broad-ranging plan to boost public offerings and spur growth in the financial system. Many investors believed cutting the tax from the current 35% would encourage entrepreneurs to finance themselves through the stock market, providing significant potential benefit to this major stock exchange in Mexico.

Ayala Land is a Philippines-based company that develops and invests in real estate properties. The company also operates hotels and provides property management services. During the Reporting Period, investors favored the company’s growth plans put in place to support pre-sales momentum.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were Bank Rakyat Indonesia Persero, Grupo Financiero Banorte and Aygaz.

Bank Rakyat Indonesia Persero, based in Indonesia, provides commercial banking activities and its related services. During the Reporting Period, the company recorded slightly lower than market anticipated net profits for the first quarter of 2019. Also, its pre-provision operating profit came in weaker than the market expected. (Pre-provision operating profit is the amount of income a bank or similar type of financial institution earns in a given time period, before

24

PORTFOLIO RESULTS

taking into account funds set aside to provide for future bad debts.)

Grupo Financiero Banorte is a financial institution in Mexico. During the Reporting Period, the company posted a below market estimate recurring net income along with a higher than market anticipated insurance operating loss. While we maintained the position in the Fund at the end of the Reporting Period, the company’s merger with Banco Interacciones, another Mexican bank, has resulted in higher industry and borrower concentration for the bank and will add, in our opinion, to the challenges related to its expansion into riskier asset classes, and thus we are monitoring the position closely for any potential deterioration in its fundamentals.

Aygaz, based in Turkey, purchases from local refineries and distributes liquified propane gas. The company also markets plastifiers, alcohols, solvents, aromatic hydrocarbons and general purpose plastics. During the Reporting Period, its share price declined, as the company faced key risks regarding unfavorable currency moves, loss of market share and a lower dividend payout.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, effective stock selection in the financials, materials and communication services sectors contributed most positively to the Fund’s performance. Having an overweighted allocation to financials, which outpaced the Index during the Reporting Period, and an underweighted allocation to communication services, which lagged the Index during the Reporting Period, also helped. Conversely, weaker stock selection in the consumer discretionary and utilities sectors detracted most from the Fund’s relative performance. Having an underweighted allocation to the real estate sector, which significantly outperformed the Index during the Reporting Period, also hurt.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Yapi ve Kredi Bankasi, a Turkish commercial bank. It engages in providing banking and financial services and operates through the following segments — retail banking, corporate and commercial banking and private banking and wealth management. We favored the bank given what we perceived as its strong growth prospects.

We established a Fund position in Orion, a South Korean manufacturing company. It engages in the manufacturing of confectionary items. Its products include pie, snacks, biscuits, candy, jelly, gum and chocolate. We believe its rather unique position in the China confectionary market may help it capitalize on ongoing premiumization and the channel shift toward higher margin traditional trade channels. (Premiumization is the action or process of attempting to make a brand or product appeal to consumers by emphasizing its superior quality and exclusivity.)

Conversely, we sold the Fund’s position in PT Matahari Department Store, a retail store chain in Indonesia, because of what we saw as the company’s heightened liquidity risk and reduced financial flexibility, combined with weaker than market expected operating performance.

We exited the Fund’s position in KT, a South Korean telecommunication services provider, due to what we viewed as the company’s moderate profitability amidst intense competition and regulatory pressures to lower wireless tariffs.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, the Fund’s exposure relative to the Index to materials and financials increased, and its allocation relative to the Index to information technology decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s allocation relative to the Index to Turkey increased, and its exposure relative to the Index in South Korea decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in Egypt, Vietnam and the Philippines

25

PORTFOLIO RESULTS

and was underweight relative to the Index in Pakistan. On the same date, the Fund was relatively neutrally weighted to the Index in all of the remaining country components of the Index, with the exception of Nigeria, where the Fund held no exposure at all.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in financials and materials. The Fund had underweighted positions compared to the Index in industrials, energy, consumer staples, communication services, real estate and health care at the end of the Reporting Period. The Fund was relatively neutrally weighted to the Index in information technology, consumer discretionary and utilities at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

26

FUND BASICS

N-11 Equity Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	MSCI® Next 11 ex-Iran GDP Weighted Index (Net, USD, Unhedged)[2]

Class A	10.73%	7.91%
Class C	10.34	7.91
Institutional	10.89	7.91
Investor	10.86	7.91
Class P	11.03	7.91
Class R6	10.87	7.91

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Next 11 ex-Iran GDP Weighted Index (Net, Unhedged, USD) comprises the following 10 emerging and frontier market indices: Bangladesh, Egypt, Indonesia, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey and Vietnam. The index is designed to reflect the performance of the N-11 ex Iran countries based on the size of each country’s economy rather than the size of its equity market, by using country weights based on a country’s gross domestic product (GDP). Each country is divided into large- and mid-cap segments and provides exhaustive coverage of these size segments by targeting a coverage range around 85% of free float-adjusted market capitalization in that market. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Five Years	Since Inception	Inception Date

Class A	-19.45%	-5.29%	-2.14%	2/28/11
Class C	-16.33	-4.92	-2.19	2/28/11
Institutional	-14.56	-3.85	-1.07	2/28/11
Investor	-14.65	-3.99	-1.22	2/28/11
Class P	N/A	N/A	-13.48	4/16/18
Class R6	-14.48	N/A	-13.47	2/28/18

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

27

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.64%	2.20%
Class C	2.39	2.95
Institutional	1.25	1.81
Investor	1.39	1.95
Class P	1.24	1.80
Class R6	1.24	1.80

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/19[5]

Holding	% of Net Assets	Line of Business	Country

Bank Central Asia Tbk. PT	9.5%	Banks	Indonesia
Samsung Electronics Co. Ltd.	7.4	Technology Hardware & Equipment	South Korea
Commercial International Bank Egypt SAE	5.0	Banks	Egypt
Wal-Mart de Mexico SAB de CV	3.4	Food & Staples Retailing	Mexico
Bolsa Mexicana de Valores SAB de CV	3.2	Diversified Financials	Mexico
Telekomunikasi Indonesia Persero Tbk. PT	3.0	Telecommunication Services	Indonesia
Fomento Economico Mexicano SAB de CV ADR	2.8	Food, Beverage & Tobacco	Mexico
Ayala Land, Inc.	2.7	Real Estate	Philippines
Vietnam Dairy Products JSC	2.7	Food, Beverage & Tobacco	Vietnam
LG Chem Ltd.	2.3	Materials	South Korea

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

28

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets at April 30, 2019.

29

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 94.7%
China – 35.8%
5,950	58.com, Inc. ADR (Media & Entertainment)*	$427,151
19,878	Alibaba Group Holding Ltd. ADR (Retailing)*	3,688,760
112,800	Anhui Conch Cement Co. Ltd. Class H (Materials)	688,511
91,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	640,016
501,500	China Merchants Bank Co. Ltd. Class H (Banks)	2,481,927
412,000	China Petroleum & Chemical Corp. Class H (Energy)	316,708
237,000	CNOOC Ltd. (Energy)	430,471
29,198	Contemporary Amperex Technology Co. Ltd. Class A (Capital Goods)*	345,688
39,100	Gree Electric Appliances, Inc. of Zhuhai Class A (Consumer Durables & Apparel)	322,568
1,294,054	Hilong Holding Ltd. (Energy)	156,709
37,591	Huami Corp. ADR (Technology Hardware & Equipment)*	378,165
157,927	Inner Mongolia Yili Industrial Group Co. Ltd. Class A (Food, Beverage & Tobacco)	727,885
15,840	Kweichow Moutai Co. Ltd. Class A (Food, Beverage & Tobacco)	2,290,615
19,513	LexinFintech Holdings Ltd. ADR (Diversified Financials)*	251,718
164,000	Minth Group Ltd. (Automobiles & Components)	518,483
127,300	NARI Technology Co. Ltd. Class A (Capital Goods)	376,851
6,745	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	643,878
181,000	Nexteer Automotive Group Ltd. (Automobiles & Components)	283,816
316,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	3,831,127
25,200	Shanghai International Airport Co. Ltd. Class A (Transportation)	264,578
92,000	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	1,236,556
21,752	Silergy Corp. (Semiconductors & Semiconductor Equipment)	356,773
115,600	Tencent Holdings Ltd. (Media & Entertainment)	5,697,654
31,000	WuXi AppTec Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	381,335

		26,737,943

Hong Kong – 10.2%
426,036	AIA Group Ltd. (Insurance)	4,362,368
47,401	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	1,646,655
151,000	IMAX China Holding, Inc. (Media & Entertainment)(a)	415,766

Common Stocks – (continued)
Hong Kong – (continued)
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*(b)	$—
855,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	823,183
54,500	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	394,389

		7,642,361

India – 12.4%
2,580	Abbott India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	275,285
72,518	Aditya Birla Fashion and Retail Ltd. (Consumer Durables & Apparel)*	224,742
19,822	AIA Engineering Ltd. (Capital Goods)*	517,325
3,621	Atul Ltd. (Materials)	178,449
71,960	Axis Bank Ltd. (Banks)*	793,276
8,046	Bajaj Finance Ltd. (Diversified Financials)	358,242
16,747	Bharat Financial Inclusion Ltd. (Diversified Financials)*	242,751
81,725	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	279,164
23,011	Divi’s Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	577,984
153,112	Edelweiss Financial Services Ltd. (Diversified Financials)	327,468
1,137	Eicher Motors Ltd. (Automobiles & Components)	333,078
79,709	Hindustan Zinc Ltd. (Materials)	317,249
32,051	ICICI Lombard General Insurance Co. Ltd. (Insurance)(a)	503,826
8,241	Info Edge India Ltd. (Media & Entertainment)	228,864
50,340	Infosys Ltd. (Software & Services)	542,211
11,010	Larsen & Toubro Infotech Ltd. (Software & Services)(a)	271,845
11,198	Maruti Suzuki India Ltd. (Automobiles & Components)	1,072,987
315	MRF Ltd. (Automobiles & Components)	239,575
34,030	Navin Fluorine International Ltd. (Materials)	328,301
25,800	Odisha Cement Ltd. (Materials)*	425,964
71,486	Prestige Estates Projects Ltd. (Real Estate)	269,007
1,830	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	268,986
13,081	TeamLease Services Ltd. (Commercial & Professional Services)*	558,245
9,536	Thermax Ltd. (Capital Goods)	133,662

		9,268,486

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Indonesia – 2.7%
559,200	Bank Central Asia Tbk. PT (Banks)	$1,129,625
4,944,000	BFI Finance Indonesia Tbk. PT (Diversified Financials)*	232,455
506,500	Map Aktif Adiperkasa PT (Retailing)*	218,595
478,100	Semen Indonesia Persero Tbk. PT (Materials)	453,855

		2,034,530

Italy – 0.4%
95,800	PRADA SpA (Consumer Durables & Apparel)	269,460

Macau – 0.7%
66,000	Galaxy Entertainment Group Ltd. (Consumer Services)	494,289

Malaysia – 0.5%
253,399	Bursa Malaysia Bhd. (Diversified Financials)	413,711

Philippines – 1.4%
131,730	Jollibee Foods Corp. (Consumer Services)	769,968
725,800	Megawide Construction Corp. (Capital Goods)	310,585

		1,080,553

Singapore – 4.0%
119,421	DBS Group Holdings Ltd. (Banks)	2,483,412
1,333,195	Silverlake Axis Ltd. (Software & Services)	509,719

		2,993,131

South Korea – 14.8%
15,809	Hankook Tire Co. Ltd. (Automobiles & Components)	537,951
5,861	Kolmar Korea Co. Ltd. (Household & Personal Products)	372,096
362	Korea Zinc Co. Ltd. (Materials)	140,410
3,485	LG Chem Ltd. (Materials)	1,081,060
5,103	LG Electronics, Inc. (Consumer Durables & Apparel)	331,553
19,104	Modetour Network, Inc. (Consumer Services)	366,987
3,415	NAVER Corp. (Media & Entertainment)	349,739
3,316	NCSoft Corp. (Media & Entertainment)	1,493,317
35,440	Orange Life Insurance Ltd. (Insurance)(a)	1,080,679
2,227	Orion Corp. (Food, Beverage & Tobacco)	184,747
5,445	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	269,936
3,564	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)(c)	332,194
89,834	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	3,532,024
1,428	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	371,623

Common Stocks – (continued)
South Korea – (continued)
9,314	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	630,286

		11,074,602

Taiwan – 8.5%
964,000	FIT Hon Teng Ltd. (Technology Hardware & Equipment)(a)	503,328
88,000	Kingpak Technology, Inc. (Technology Hardware & Equipment)	498,238
4,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	600,490
31,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	243,245
462,338	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,881,805
76,000	Taiwan Union Technology Corp. (Technology Hardware & Equipment)	277,442
51,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	343,254

		6,347,802

Thailand – 2.4%
703,200	Airports of Thailand PCL (Transportation)	1,503,042
11,899	Sea Ltd. ADR (Media & Entertainment)*	296,166

		1,799,208

Vietnam – 0.9%
117,656	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	655,874

TOTAL COMMON STOCKS
(Cost $64,346,643)		$70,811,950

Exchange Traded Fund – 0.4%
9,243	iShares MSCI Malaysia ETF	$274,610
(Cost $282,373)

Shares	Dividend Rate	Value

Investment Company(d) – 3.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,665,517	2.464%	$2,665,517
(Cost $2,665,517)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $67,294,533)		$73,752,077

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(d) – 0.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
171,522	2.464%	$171,522
(Cost $171,522)

TOTAL INVESTMENTS – 98.9%
(Cost $67,466,055)		$73,923,599

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		830,054

NET ASSETS – 100.0%		$74,753,653

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	All or a portion of security is on loan.

(d)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 95.0%
Argentina – 0.9%
32,775	MercadoLibre, Inc. (Retailing)*	$15,867,689

Brazil – 6.2%
1,696,000	Atacadao SA (Food & Staples Retailing)*	9,169,672
958,500	Azul SA (Preference) (Transportation)*,(a)	8,311,188
2,313,100	B3 SA – Brasil Bolsa Balcao (Diversified Financials)*	20,322,434
262,251	Banco Bradesco SA ADR (Banks)	2,375,994
3,128,535	Banco Bradesco SA (Preference) (Banks)*,(a)	28,388,278
1,333,641	BB Seguridade Participacoes SA (Insurance)	9,611,766
1,238,100	Fleury SA (Health Care Equipment & Services)	6,551,879
276,367	Pagseguro Digital Ltd. Class A (Software & Services)*	7,202,124
1,507,000	Sao Martinho SA (Food, Beverage & Tobacco)	7,336,877
2,743,983	Wiz Solucoes e Corretagem de Seguros SA (Insurance)	5,731,356

		105,001,568

China – 29.2%
171,798	58.com, Inc. ADR (Media & Entertainment)*	12,333,378
405,898	Alibaba Group Holding Ltd. ADR (Retailing)*	75,322,492
2,078,000	Anhui Conch Cement Co. Ltd. Class H (Materials)	12,683,734
1,793,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	12,610,418
8,035,000	China Merchants Bank Co. Ltd. Class H (Banks)	39,765,268
14,326,000	China Petroleum & Chemical Corp. Class H (Energy)	11,012,534
657,479	Contemporary Amperex Technology Co. Ltd. Class A (Capital Goods)*	7,784,189
878,800	Gree Electric Appliances, Inc. of Zhuhai Class A (Consumer Durables & Apparel)	7,249,953
542,661	Huami Corp. ADR (Technology Hardware & Equipment)*	5,459,170
3,365,341	Inner Mongolia Yili Industrial Group Co. Ltd. Class A (Food, Beverage & Tobacco)	15,510,847
286,681	Kweichow Moutai Co. Ltd. Class A (Food, Beverage & Tobacco)	41,456,802
440,330	LexinFintech Holdings Ltd. ADR (Diversified Financials)*	5,680,257
3,140,000	Minth Group Ltd. (Automobiles & Components)(b)	9,927,053

Common Stocks – (continued)
China – (continued)
2,469,900	NARI Technology Co. Ltd. Class A (Capital Goods)	7,311,743
168,386	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	16,074,127
4,657,000	Nexteer Automotive Group Ltd. (Automobiles & Components)	7,302,386
4,823,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	58,352,366
1,029,900	Shanghai International Airport Co. Ltd. Class A (Transportation)	10,813,051
383,497	Silergy Corp. (Semiconductors & Semiconductor Equipment)	6,290,053
2,479,200	Tencent Holdings Ltd. (Media & Entertainment)	122,193,973
603,000	WuXi AppTec Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)*(c)	7,417,589

		492,551,383

Colombia – 0.3%
393,963	Banco Davivienda SA (Preference) (Banks)(a)	4,873,895

Czech Republic – 0.7%
3,508,020	Moneta Money Bank A/S (Banks)(c)	11,244,298

Egypt – 0.4%
1,628,273	Commercial International Bank Egypt SAE (Registered) GDR (Banks)	7,136,950

Georgia – 0.3%
218,742	TBC Bank Group plc (Banks)	4,644,113

Greece – 0.8%
397,945	JUMBO SA (Retailing)	7,262,899
642,964	Sarantis SA (Household & Personal Products)	5,329,287

		12,592,186

Hong Kong – 6.2%
4,589,800	AIA Group Ltd. (Insurance)	46,996,962
981,212	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)(b)	34,086,153
1,882,400	IMAX China Holding, Inc. (Media & Entertainment)(c)	5,183,031
8,593,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	8,273,228
1,384,500	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	10,018,933

		104,558,307

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
India – 11.9%
28,850	Abbott India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$3,078,281
1,712,942	Aditya Birla Fashion and Retail Ltd. (Consumer Durables & Apparel)*	5,308,609
420,297	AIA Engineering Ltd. (Capital Goods)*	10,969,126
422,174	Amber Enterprises India Ltd. (Consumer Durables & Apparel)*	4,748,060
78,123	Atul Ltd. (Materials)	3,850,046
1,553,581	Axis Bank Ltd. (Banks)*	17,126,443
175,063	Bajaj Finance Ltd. (Diversified Financials)	7,794,540
542,007	Bharat Financial Inclusion Ltd. (Diversified Financials)*	7,856,507
1,775,638	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	6,065,386
484,159	Divi’s Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	12,160,984
3,275,029	Edelweiss Financial Services Ltd. (Diversified Financials)	7,004,465
22,634	Eicher Motors Ltd. (Automobiles & Components)	6,630,502
1,676,851	Hindustan Zinc Ltd. (Materials)	6,674,016
676,495	ICICI Lombard General Insurance Co. Ltd. (Insurance)(c)	10,634,162
330,981	Info Edge India Ltd. (Media & Entertainment)	9,191,789
1,224,659	Infosys Ltd. (Software & Services)	13,190,770
244,340	Larsen & Toubro Infotech Ltd. (Software & Services)(c)	6,032,929
186,222	Maruti Suzuki India Ltd. (Automobiles & Components)	17,843,700
4,519	MRF Ltd. (Automobiles & Components)	3,436,945
506,206	Navin Fluorine International Ltd. (Materials)	4,883,571
553,481	Odisha Cement Ltd. (Materials)*	9,138,111
1,411,852	Prestige Estates Projects Ltd. (Real Estate)	5,312,911
39,661	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	5,829,647
264,496	TeamLease Services Ltd. (Commercial & Professional Services)*	11,287,647
339,495	Thermax Ltd. (Capital Goods)	4,758,560

		200,807,707

Indonesia – 2.6%
12,060,400	Bank Central Asia Tbk. PT (Banks)	24,362,904

Common Stocks – (continued)
Indonesia – (continued)
116,141,200	BFI Finance Indonesia Tbk. PT (Diversified Financials)*	5,460,674
11,346,700	Map Aktif Adiperkasa PT (Retailing)*	4,896,997
10,139,200	Semen Indonesia Persero Tbk. PT (Materials)	9,625,027

		44,345,602

Malaysia – 0.4%
4,387,167	Bursa Malaysia Bhd. (Diversified Financials)	7,162,696

Mexico – 2.2%
2,187,485	Alsea SAB de CV (Consumer Services)*	4,890,117
6,841,210	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	14,106,257
2,087,300	Grupo Cementos de Chihuahua SAB de CV (Materials)	11,960,460
2,689,968	Unifin Financiera SAB de CV SOFOM ENR (Diversified Financials)	6,034,700

		36,991,534

Peru – 1.8%
2,289,754	Alicorp SAA (Food, Beverage & Tobacco)	7,409,759
4,111,313	BBVA Banco Continental SA (Banks)	4,749,801
48,701	Credicorp Ltd. (Banks)	11,537,267
139,505	Intercorp Financial Services, Inc. (Banks)	6,152,170

		29,848,997

Philippines – 0.7%
2,119,090	Jollibee Foods Corp. (Consumer Services)	12,386,180

Poland – 1.0%
487,360	Dino Polska SA (Food & Staples Retailing)*(c)	16,182,188

Russia – 3.1%
330,729	LUKOIL PJSC ADR (Energy)	28,277,329
3,245,457	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	4,575,015
5,618,043	Sberbank of Russia PJSC (Banks)	19,681,999

		52,534,343

Singapore – 0.2%
9,550,100	Silverlake Axis Ltd. (Software & Services)	3,651,282

South Africa – 3.0%
1,132,495	Absa Group Ltd. (Banks)	13,045,974
180,251	Bid Corp. Ltd. (Food & Staples Retailing)	3,810,682

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
South Africa – (continued)
1,762,815	FirstRand Ltd. (Diversified Financials)	$8,389,301
894,228	JSE Ltd. (Diversified Financials)	8,669,730
349,279	Santam Ltd. (Insurance)	8,196,153
6,022,434	Transaction Capital Ltd. (Diversified Financials)	8,045,349

		50,157,189

South Korea – 11.7%
353,796	Hankook Tire Co. Ltd. (Automobiles & Components)	12,039,028
114,317	Kolmar Korea Co. Ltd. (Household & Personal Products)	7,257,628
69,808	LG Chem Ltd. (Materials)	21,654,697
141,814	LG Electronics, Inc. (Consumer Durables & Apparel)	9,213,954
54,146	NAVER Corp. (Media & Entertainment)	5,545,229
39,517	NCSoft Corp. (Media & Entertainment)	17,795,962
566,451	Orange Life Insurance Ltd. (Insurance)(c)	17,272,898
91,049	Orion Corp. (Food, Beverage & Tobacco)	7,553,219
46,468	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	2,303,653
80,202	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)(b)	7,475,495
1,828,534	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	71,892,884
22,831	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	5,941,552
170,731	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	11,553,501

		197,499,700

Taiwan – 7.5%
19,607,000	FIT Hon Teng Ltd. (Technology Hardware & Equipment)(c)	10,237,299
620,000	Kingpak Technology, Inc. (Technology Hardware & Equipment)	3,510,310
115,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	17,264,092
675,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	5,296,453
518,000	President Chain Store Corp. (Food & Staples Retailing)	4,833,027
9,047,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	75,966,317

Common Stocks – (continued)
Taiwan – (continued)
1,382,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	9,301,524

		126,409,022

Thailand – 1.2%
6,314,300	Airports of Thailand PCL (Transportation)	13,496,382
266,582	Sea Ltd. ADR (Media & Entertainment)*	6,635,226

		20,131,608

Turkey – 0.4%
2,048,406	Eregli Demir ve Celik Fabrikalari TAS (Materials)	3,149,539
2,507,648	Sok Marketler Ticaret A/S (Food & Staples Retailing)*	3,883,554

		7,033,093

United Arab Emirates – 1.5%
1,216,701	Network International Holdings plc (Software & Services)*(c)	8,266,072
461,812	NMC Health plc (Health Care Equipment & Services)	17,053,742

		25,319,814

Vietnam – 0.8%
2,332,793	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	13,004,171

TOTAL COMMON STOCKS
(Cost $1,541,732,971)		$1,601,935,515

Exchange Traded Funds – 4.8%
1,696,955	iShares MSCI Emerging Markets ETF	$74,547,233
198,169	iShares MSCI Malaysia ETF	5,887,601

TOTAL EXCHANGE TRADED FUNDS
(Cost $83,502,220)		$80,434,834

Shares	Dividend Rate	Value

Investment Company(d) – 0.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
10,655,637	2.464%	$10,655,637
(Cost $10,655,637)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,635,890,828)		$1,693,025,986

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(d) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,243,117	2.464%	$9,243,117
(Cost $9,243,117)

TOTAL INVESTMENTS – 100.9%
(Cost $1,645,133,945)		$1,702,269,103

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(15,445,467)

NET ASSETS – 100.0%		$1,686,823,636

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(b)	All or a portion of security is on loan.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 83.1%
Argentina – 1.3%
214	MercadoLibre, Inc. (Retailing)*	$103,606

Brazil – 6.8%
9,700	Atacadao SA (Food & Staples Retailing)*	52,444
15,300	B3 SA – Brasil Bolsa Balcao (Diversified Financials)*	134,423
24,435	Banco Bradesco SA ADR (Banks)	221,381
10,300	BB Seguridade Participacoes SA (Insurance)	74,234
2,396	Pagseguro Digital Ltd. Class A (Software & Services)*	62,440

		544,922

China – 29.3%
994	58.com, Inc. ADR (Media & Entertainment)*	71,359
2,298	Alibaba Group Holding Ltd. ADR (Retailing)*	426,440
11,000	Anhui Conch Cement Co. Ltd. Class H (Materials)	67,142
12,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	84,398
49,500	China Merchants Bank Co. Ltd. Class H (Banks)	244,976
3,800	Contemporary Amperex Technology Co. Ltd. Class A (Capital Goods)*	44,990
4,800	Gree Electric Appliances, Inc. of Zhuhai Class A (Consumer Durables & Apparel)	39,599
21,400	Inner Mongolia Yili Industrial Group Co. Ltd. Class A (Food, Beverage & Tobacco)	98,633
13,200	NARI Technology Co. Ltd. Class A (Capital Goods)	39,076
862	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	82,286
21,000	Nexteer Automotive Group Ltd. (Automobiles & Components)	32,929
28,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	338,931
5,800	Shanghai International Airport Co. Ltd. Class A (Transportation)	60,895
3,000	Silergy Corp. (Semiconductors & Semiconductor Equipment)	49,205
12,500	Tencent Holdings Ltd. (Media & Entertainment)	616,096
3,900	WuXi AppTec Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	47,974

		2,344,929

Colombia – 0.3%
1,900	Banco Davivienda SA (Preference) (Banks)(b)	23,506

Czech Republic – 0.8%
20,668	Moneta Money Bank A/S (Banks)(a)	66,247

Common Stocks – (continued)
Egypt – 0.4%
7,692	Commercial International Bank Egypt SAE (Registered) GDR (Banks)	33,715

Greece – 0.8%
3,667	JUMBO SA (Retailing)	66,926

Hong Kong – 7.0%
25,000	AIA Group Ltd. (Insurance)	255,986
5,767	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	200,339
53,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	51,027
7,500	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	54,274

		561,626

Indonesia – 2.2%
61,300	Bank Central Asia Tbk. PT (Banks)	123,831
52,700	Semen Indonesia Persero Tbk. PT (Materials)	50,027

		173,858

Malaysia – 1.1%
53,600	Bursa Malaysia Bhd. (Diversified Financials)	87,510

Mexico – 0.7%
26,000	Alsea SAB de CV (Consumer Services)*	58,123

Peru – 1.9%
624	Credicorp Ltd. (Banks)	147,826

Philippines – 0.7%
9,250	Jollibee Foods Corp. (Consumer Services)	54,067

Poland – 1.0%
2,470	Dino Polska SA (Food & Staples Retailing)*(a)	82,013

Russia – 3.7%
46,490	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	65,536
16,116	Sberbank of Russia PJSC ADR (Banks)	232,876

		298,412

South Africa – 3.1%
8,142	Absa Group Ltd. (Banks)	93,793
1,370	Bid Corp. Ltd. (Food & Staples Retailing)	28,963
13,539	FirstRand Ltd. (Diversified Financials)	64,433
2,663	Santam Ltd. (Insurance)	62,490

		249,679

South Korea – 11.5%
1,773	Hankook Tire Co. Ltd. (Automobiles & Components)	60,332
339	LG Chem Ltd. (Materials)	105,159
750	LG Electronics, Inc. (Consumer Durables & Apparel)	48,729

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
247	NAVER Corp. (Media & Entertainment)	$25,296
188	NCSoft Corp. (Media & Entertainment)	84,663
2,600	Orange Life Insurance Ltd. (Insurance)(a)	79,282
476	Orion Corp. (Food, Beverage & Tobacco)	39,488
395	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)	36,817
9,059	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	356,175
123	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	32,010
837	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	56,640

		924,591

Taiwan – 7.8%
1,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	150,123
4,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	31,386
46,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	386,217
8,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	53,844

		621,570

Thailand – 1.3%
29,500	Airports of Thailand PCL (Transportation)	63,054
1,582	Sea Ltd. ADR (Media & Entertainment)*	39,376

		102,430

Turkey – 0.4%
20,464	Eregli Demir ve Celik Fabrikalari TAS (Materials)	31,465

United Arab Emirates – 1.0%
2,234	NMC Health plc (Health Care Equipment & Services)	82,497

TOTAL COMMON STOCKS
(Cost $6,475,166)		$6,659,518

Exchange Traded Funds – 14.9%
3,966	iShares MSCI Emerging Markets ETF	$174,226
28,044	iShares MSCI India ETF	995,843
839	iShares MSCI Malaysia ETF	24,927

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,132,492)		$1,194,996

TOTAL INVESTMENTS – 98.0%
(Cost $7,607,658)		$7,854,514

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		162,397

NET ASSETS – 100.0%		$8,016,911

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 99.5%
Bangladesh – 4.2%
1,052,968	BRAC Bank Ltd. (Banks)*	$769,491
59,800	GrameenPhone Ltd. (Telecommunication Services)	253,971
95,085	Olympic Industries Ltd. (Food, Beverage & Tobacco)	252,381
72,495	Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	223,161

		1,499,004

Egypt – 5.4%
402,891	Commercial International Bank Egypt SAE (Banks)	1,790,572
173,556	Egyptian Financial Group-Hermes Holding Co. (Diversified Financials)*	160,626

		1,951,198

Indonesia – 20.6%
1,152,200	Astra International Tbk. PT (Automobiles & Components)	616,794
1,701,000	Bank Central Asia Tbk. PT (Banks)	3,436,146
1,958,800	Bank Rakyat Indonesia Persero Tbk. PT (Banks)*	602,244
427,900	Indocement Tunggal Prakarsa Tbk. PT (Materials)	661,688
5,043,200	Kalbe Farma Tbk. PT (Pharmaceuticals, Biotechnology & Life Sciences)	547,160
485,100	Semen Indonesia Persero Tbk. PT (Materials)	460,500
4,128,200	Telekomunikasi Indonesia Persero Tbk. PT (Telecommunication Services)	1,099,287

		7,423,819

Mexico – 20.9%
83,527	Alsea SAB de CV (Consumer Services)*	186,724
30,879	America Movil SAB de CV Class L ADR (Telecommunication Services)	456,083
252,300	Banco del Bajio SA (Banks)*(a)	542,456
554,700	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	1,143,766
10,414	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	1,016,302
11,131	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation)	183,337
92,900	Grupo Cementos de Chihuahua SAB de CV (Materials)	532,327
108,033	Grupo Financiero Banorte SAB de CV Class O (Banks)	682,866
150,908	Grupo Mexico SAB de CVSeries B (Materials)	442,509
124,700	Regional SAB de CV (Banks)	679,551
196,485	Unifin Financiera SAB de CV SOFOM ENR (Diversified Financials)	440,796
412,324	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	1,211,672

		7,518,389

Common Stocks – (continued)
Pakistan – 2.6%
150,533	Engro Corp. Ltd. (Materials)	338,353
151,600	Habib Bank Ltd. (Banks)	136,601
172,900	MCB Bank Ltd. (Banks)	232,455
233,400	Oil & Gas Development Co. Ltd. (Energy)	232,219

		939,628

Philippines – 7.2%
28,990	Ayala Corp. (Diversified Financials)	502,857
1,048,000	Ayala Land, Inc. (Real Estate)	985,973
72,380	Jollibee Foods Corp. (Consumer Services)	423,065
358,894	Metropolitan Bank & Trust Co. (Banks)	511,623
118,750	Robinsons Retail Holdings, Inc. (Food & Staples Retailing)	177,740

		2,601,258

South Korea – 22.3%
5,987	Hana Financial Group, Inc. (Banks)	188,834
8,492	Hankook Tire Co. Ltd. (Automobiles & Components)	288,967
2,721	LG Chem Ltd. (Materials)	844,064
4,918	LG Electronics, Inc. (Consumer Durables & Apparel)	319,533
2,676	NAVER Corp. (Media & Entertainment)	274,056
1,492	NCSoft Corp. (Media & Entertainment)	671,903
25,813	Orange Life Insurance Ltd. (Insurance)(a)	787,121
1,740	Orion Corp. (Food, Beverage & Tobacco)	144,346
5,187	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	257,146
1,241	POSCO (Materials)	271,635
3,694	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)	344,311
68,126	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	2,678,525
1,504	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	391,402
8,776	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	593,879

		8,055,722

Turkey – 10.7%
285,247	Akbank TAS (Banks)*	293,263
153,056	Aygaz A/S (Utilities)	236,918
57,315	Cimsa Cimento Sanayi ve Ticaret A/S (Materials)*	63,068
363,519	Enka Insaat ve Sanayi A/S (Capital Goods)	327,336
375,438	Eregli Demir ve Celik Fabrikalari TAS (Materials)	577,257
250,830	Haci Omer Sabanci Holding A/S (Diversified Financials)	324,266
167,040	KOC Holding A/S (Capital Goods)	453,510

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Turkey – (continued)
246,203	Soda Sanayii A/S (Materials)	$320,189
93,926	Sok Marketler Ticaret A/S (Food & Staples Retailing)*	145,462
314,458	Turkiye Garanti Bankasi A/S (Banks)*	431,750
1,542,894	Turkiye Sinai Kalkinma Bankasi A/S (Banks)*	194,150
87,796	Ulker Biskuvi Sanayi A/S (Food, Beverage & Tobacco)	279,857
559,215	Yapi ve Kredi Bankasi A/S (Banks)*	194,395

		3,841,421

Vietnam – 5.6%
230,608	Bank for Foreign Trade of Vietnam JSC (Banks)	675,414
92,230	Masan Group Corp. (Food, Beverage & Tobacco)*	344,546
63,556	Saigon Thuong Tin Commercial JSB (Banks)*	32,700
175,896	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	980,534

		2,033,194

TOTAL COMMON STOCKS
(Cost $30,563,806)		$35,863,633

Exchange Traded Funds – 0.5%
3,473	iShares MSCI Mexico ETF(b)	$160,279
1,232	iShares MSCI Turkey ETF	28,730

TOTAL EXCHANGE TRADED FUNDS
(Cost $178,816)		$189,009

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $30,742,622)		$36,052,642

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(c) – 0.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
151,200	2.464%	$151,200
(Cost $151,200)

TOTAL INVESTMENTS – 100.4%
(Cost $30,893,822)		$36,203,842

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(135,436)

NET ASSETS – 100.0%		$36,068,406

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities

April 30, 2019 (Unaudited)

	Asia Equity Fund	Emerging Markets Equity Fund	ESG Emerging Markets Equity Fund	N-11 Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $64,629,016, $1,625,235,191, $7,607,658 and $30,742,622)(a)	$71,086,560	$1,682,370,349	$7,854,514	$36,052,642
Investments in affiliated issuers, at value (cost $2,665,517, $10,655,637, $0 and $0)	2,665,517	10,655,637	—	—
Investments in affiliated securities lending reinvestment vehicle, at value (cost $171,522, $9,243,117, $0 and $151,200)	171,522	9,243,117	—	151,200
Cash	509,710	5,260,823	35,017	6,749
Foreign currencies, at value (cost $676,321, $12,125,350, $38,065 and $77,060)	674,284	12,098,116	37,046	75,671
Receivables:
Investments sold	163,884	4,668,535	6,352	—
Dividends	85,797	3,286,442	11,076	38,509
Reimbursement from investment adviser	41,987	39,202	46,780	48,370
Fund shares sold	28,650	3,524,497	9,670	7,117
Securities lending income	515	22,611	—	135
Due from custodian	—	3,224,294	—	—
Foreign tax reclaims	—	143,525	—	4,656
Deferred offering costs	—	—	25,423	—
Other assets	60,727	168,366	77,408	76,669
Total assets	75,489,153	1,734,705,514	8,103,286	36,461,718

Liabilities:
Payables:
Investments purchased	192,162	21,739,121	—	—
Payable upon return of securities loaned	171,522	9,243,117	—	151,200
Foreign capital gains taxes	146,708	157,253	—	4,667
Management fees	61,512	1,418,151	6,462	34,113
Distribution and Service fees and Transfer Agency fees	6,949	173,709	357	5,296
Fund shares redeemed	4,290	14,495,844	—	14,966
Accrued expenses	152,357	654,683	79,556	183,070
Total liabilities	735,500	47,881,878	86,375	393,312

Net Assets:
Paid-in capital	69,620,851	1,765,647,756	8,050,375	91,576,846
Total distributable earnings (loss)	5,132,802	(78,824,120)	(33,464)	(55,508,440)
NET ASSETS	$74,753,653	$1,686,823,636	$8,016,911	$36,068,406
Net Assets:
Class A	$13,640,381	$184,806,873	$49,457	$6,310,348
Class C	1,031,913	36,193,221	49,005	2,012,804
Institutional	6,989,180	904,423,421	7,770,240	10,896,340
Service	—	25,570,576	—	—
Investor	197,110	127,651,505	49,456	1,716,320
Class P	52,388,511	381,253,625	—	15,123,955
Class R	—	—	49,230	—
Class R6	506,558	26,924,415	49,523	8,639
Total Net Assets	$74,753,653	$1,686,823,636	$8,016,911	$36,068,406
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	532,029	9,230,302	5,024	713,557
Class C	44,827	2,022,837	5,000	238,633
Institutional	255,666	42,165,947	788,473	1,226,928
Service	—	1,319,982	—	—
Investor	7,253	5,998,205	5,020	192,988
Class P	1,922,037	17,700,653	—	1,705,197
Class R	—	—	5,004	—
Class R6	18,591	1,250,025	5,025	973
Net asset value, offering and redemption price per share:(b)
Class A	$25.64	$20.02	$9.84	$8.84
Class C	23.02	17.89	9.80	8.43
Institutional	27.34	21.45	9.85	8.88
Service	—	19.37	—	—
Investor	27.18	21.28	9.85	8.89
Class P	27.26	21.54	—	8.87
Class R	—	—	9.84	—
Class R6	27.25	21.54	9.86	8.88

(a)	Includes loaned securities having a market value of $163,328, $8,676,752 and $147,680 for the Asia Equity, Emerging Markets Equity and N-11 Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Asia Equity, Emerging Markets Equity, ESG Emerging Markets Equity and N-11 Equity Funds is $27.13, $21.19, $10.41 and $9.35, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

	Asia Equity Fund	Emerging Markets Equity Fund	ESG Emerging Markets Equity Fund	N-11 Equity Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $44,896, $1,068,499, $5,869 and $71,444)	$305,416	$11,693,623	$52,588	$426,845

Dividends — affiliated issuers	19,362	23,787	17	—

Securities lending income — affiliated issuer	3,370	161,307	—	1,505

Total investment income	328,148	11,878,717	52,605	428,350

Expenses:

Management fees	354,152	7,629,330	33,345	212,413

Custody, accounting and administrative services	98,504	642,050	41,929	119,747

Professional fees	54,867	55,962	34,214	54,014

Registration fees	48,148	130,423	11,423	54,521

Distribution and Service fees(a)	22,613	375,232	394	18,344

Transfer Agency fees(a)	22,246	522,515	1,485	14,893

Printing and mailing costs	15,434	91,780	9,086	18,143

Trustee fees	8,030	9,213	6,789	8,003

Service share fees — Service and Shareholder Administration Plan	—	55,716	—	—

Amortization of offering costs	—	—	148,150	—

Other	23,762	49,798	982	27,832

Total expenses	647,756	9,562,019	287,797	527,910

Less — expense reductions	(210,928)	(205,097)	(248,353)	(251,446)

Net expenses	436,828	9,356,922	39,444	276,464

NET INVESTMENT INCOME (LOSS)	(108,680)	2,521,795	13,161	151,886

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(1,046,735)	(37,185,120)	(160,584)	241,710

Foreign currency transactions	(6,508)	(25,712)	392	(8,260)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in the foreign capital gains tax liability of $218,740, $873,155, $90 and $0)	13,085,982	272,199,807	1,252,295	3,463,408

Foreign currency translation	181,937	761,474	(1,166)	(1,428)

Net realized and unrealized gain	12,214,676	235,750,449	1,090,937	3,695,430

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,105,996	$238,272,244	$1,104,098	$3,847,316

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Asia Equity	$17,129	$5,484	$—	$12,333	$987	$1,343	$—	$223	$7,314	$—	$46
Emerging Markets Equity	202,911	172,321	—	146,096	31,018	149,477	4,457	134,454	52,375	—	4,638
ESG Emerging Markets Equity	56	225	113	41	40	1,316	—	41	—	40	7
N-11 Equity	7,935	10,409	—	5,714	1,874	2,230	—	2,847	2,226	—	2

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

	Asia Equity Fund		Emerging Markets Equity Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income (loss)	$(108,680)	$449,197	$2,521,795	$11,198,656

Net realized gain (loss)	(1,053,243)	4,138,041	(37,210,832)	(65,598,883)
Net change in unrealized gain (loss)	13,267,919	(17,738,709)	272,961,281	(284,498,586)
Net increase (decrease) in net assets resulting from operations	12,105,996	(13,151,471)	238,272,244	(338,898,813)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(889,921)	(243,743)	(673,495)	(628,195)

Class C Shares	(72,137)	(31,458)	—	(70,973)

Institutional Shares	(433,817)	(896,416)	(5,268,709)	(6,577,764)

Service Shares	—	—	(49,751)	(162,107)

Investor Shares	(17,126)	(7,250)	(901,707)	(666,445)

Class P Shares(a)	(3,162,940)	—	(2,644,053)	—

Class R6 Shares	(539)	— (b)	(296,454)	(1,439)

Total distributions to shareholders	(4,576,480)	(1,178,867)	(9,834,169)	(8,106,923)

From share transactions:

Proceeds from sales of shares	3,305,790	77,910,413	496,844,012	1,728,143,752

Reinvestment of distributions	4,525,522	1,163,235	8,902,638	7,341,874

Cost of shares redeemed	(10,820,835)	(76,099,825)	(420,365,305)	(890,792,904)

Net increase (decrease) in net assets resulting from share transactions	(2,989,523)	2,973,823	85,381,345	844,692,722

TOTAL INCREASE (DECREASE)	4,539,993	(11,356,515)	313,819,420	497,686,986

Net assets:
Beginning of period	70,213,660	81,570,175	1,373,004,216	875,317,230

End of period	$74,753,653	$70,213,660	$1,686,823,636	$1,373,004,216

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	ESG Emerging Markets Equity Fund		N-11 Equity Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Period Ended October 31, 2018(a)	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$13,161	$27,873	$151,886	$540,169

Net realized gain (loss)	(160,192)	(133,896)	233,450	4,288,947
Net change in unrealized gain (loss)	1,251,129	(1,005,277)	3,461,980	(14,322,693)
Net increase (decrease) in net assets resulting from operations	1,104,098	(1,111,300)	3,847,316	(9,493,577)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(100)	—	(43,316)	(1,461)

Class C Shares	—	—	—	—

Institutional Shares	(27,540)	—	(148,258)	(166,435)

Investor Shares	(167)	—	(18,320)	(11,520)

Class P Shares	—	—	(211,532)	— (b)

Class R Shares	(34)	—	—	—

Class R6 Shares	(206)	—	(117)	— (c)

Total distributions to shareholders	(28,047)	—	(421,543)	(179,416)

From share transactions:

Proceeds from sales of shares	1,028,337	7,000,065	498,524	20,613,181

Reinvestment of distributions	28,047	—	414,427	176,285

Cost of shares redeemed	(4,229)	(60)	(9,132,674)	(49,946,724)

Net increase (decrease) in net assets resulting from share transactions	1,052,155	7,000,005	(8,219,723)	(29,157,258)

TOTAL INCREASE (DECREASE)	2,128,206	5,888,705	(4,793,950)	(38,830,251)

Net assets:
Beginning of period	5,888,705	—	40,862,356	79,692,607

End of period	$8,016,911	$5,888,705	$36,068,406	$40,862,356

(a)	Commenced operations on May 31, 2018.
(b)	Commenced operations on April 16, 2018.
(c)	Commenced operations on February 28, 2018.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Asia Equity Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017		2016	2015	2014
Per Share Data

Net asset value, beginning of period	$23.13		$27.69	$21.08		$20.28	$20.04	$19.21

Net investment income (loss)(a)	(0.07)		0.05	(0.02	)(b)	(0.02)	(0.03)	—	(c)(d)

Net realized and unrealized gain (loss)	4.11		(4.22)	6.63		0.82	0.27	0.91

Total from investment operations	4.04		(4.17)	6.61		0.80	0.24	0.91

Distributions to shareholders from net investment income	(0.04)		—	—		—	—	(0.08)

Distributions to shareholders from net realized gains	(1.49)		(0.39)	—		—	—	—

Total distributions	(1.53)		(0.39)	—		—	—	(0.08)

Net asset value, end of period	$25.64		$23.13	$27.69		$21.08	$20.28	$20.04

Total return(e)	18.43%		(15.32)%	31.36%		3.93%	1.20%	4.75%

Net assets, end of period (in 000s)	$13,640		$13,598	$16,860		$14,975	$16,310	$13,711

Ratio of net expenses to average net assets	1.53	%(f)	1.54%	1.55%		1.60%	1.69%	1.73%

Ratio of total expenses to average net assets	2.13	%(f)	1.91%	2.03%		2.18%	1.99%	2.24%

Ratio of net investment income (loss) to average net assets	(0.59	)%(f)	0.17%	(0.09	)%(b)	(0.08)%	(0.16)%	0.02	%(d)

Portfolio turnover rate(g)	11%		39%	89%		111%	153%	169%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.25% of average net assets.
(e)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Asia Equity Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017		2016	2015	2014
Per Share Data

Net asset value, beginning of period	$20.95		$25.31	$19.41		$18.81	$18.73	$18.02

Net investment loss(a)	(0.15)		(0.13)	(0.17	)(b)	(0.15)	(0.18)	(0.13	)(c)

Net realized and unrealized gain (loss)	3.71		(3.84)	6.07		0.75	0.26	0.84

Total from investment operations	3.56		(3.97)	5.90		0.60	0.08	0.71

Distributions to shareholders from net realized gains	(1.49)		(0.39)	—		—	—	—

Net asset value, end of period	$23.02		$20.95	$25.31		$19.41	$18.81	$18.73

Total return(d)	18.00%		(15.94)%	30.35%		3.18%	0.43%	4.00%

Net assets, end of period (in 000s)	$1,032		$1,318	$1,732		$1,810	$1,951	$2,114

Ratio of net expenses to average net assets	2.27	%(e)	2.29%	2.30%		2.35%	2.44%	2.48%

Ratio of total expenses to average net assets	2.88	%(e)	2.66%	2.78%		2.93%	2.76%	3.00%

Ratio of net investment loss to average net assets	(1.36	)%(e)	(0.52)%	(0.79	)%(b)	(0.83)%	(0.91)%	(0.71	)%(c)

Portfolio turnover rate(f)	11%		39%	89%		111%	153%	169%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.25% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Asia Equity Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017		2016	2015	2014
Per Share Data

Net asset value, beginning of period	$24.56		$29.28	$22.20		$21.27	$20.99	$20.13

Net investment income (loss)(a)	(0.03)		0.19	0.09	(b)	0.07	0.05	0.12	(c)

Net realized and unrealized gain (loss)	4.38		(4.51)	6.99		0.86	0.29	0.90

Total from investment operations	4.35		(4.32)	7.08		0.93	0.34	1.02

Distributions to shareholders from net investment income	(0.08)		(0.01)	—		—	(0.06)	(0.16)

Distributions to shareholders from net realized gains	(1.49)		(0.39)	—		—	—	—

Total distributions	(1.57)		(0.40)	—		—	(0.06)	(0.16)

Net asset value, end of period	$27.34		$24.56	$29.28		$22.20	$21.27	$20.99

Total return(d)	18.67%		(14.98)%	31.91%		4.31%	1.60%	5.15%

Net assets, end of period (in 000s)	$6,989		$6,997	$62,843		$56,077	$58,967	$62,951

Ratio of net expenses to average net assets	1.15	%(e)	1.15%	1.15%		1.20%	1.29%	1.32%

Ratio of total expenses to average net assets	1.74	%(e)	1.47%	1.63%		1.78%	1.61%	1.87%

Ratio of net investment income (loss) to average net assets	(0.21	)%(e)	0.63%	0.36	%(b)	0.32%	0.21%	0.59	%(c)

Portfolio turnover rate(f)	11%		39%	89%		111%	153%	169%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.25% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Asia Equity Fund
	Investor Shares(a)
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,					For the period February 28, 2014* to October 31, 2014
			2018	2017		2016	2015
Per Share Data

Net asset value, beginning of period	$24.41		$29.14	$22.12		$21.23	$20.98	$20.71

Net investment income (loss)(b)	(0.03)		0.15	0.06	(c)	0.06	0.01	0.06	(d)

Net realized and unrealized gain (loss)	4.34		(4.48)	6.96		0.83	0.29	0.21

Total from investment operations	4.31		(4.33)	7.02		0.89	0.30	0.27

Distributions to shareholders from net investment income	(0.05)		(0.01)	—		—	(0.05)	—

Distributions to shareholders from net realized gains	(1.49)		(0.39)	—		—	—	—

Total distributions	(1.54)		(0.40)	—		—	(0.05)	—

Net asset value, end of period	$27.18		$24.41	$29.14		$22.12	$21.23	$20.98

Total return(e)	18.59%		(15.11)%	31.74%		4.18%	1.46%	1.30%

Net assets, end of period (in 000s)	$197		$392	$136		$57	$52	$51

Ratio of net expenses to average net assets	1.28	%(f)	1.29%	1.30%		1.34%	1.44%	1.43	%(f)

Ratio of total expenses to average net assets	1.87	%(f)	1.63%	1.78%		1.93%	1.75%	2.06	%(f)

Ratio of net investment income (loss) to average net assets	(0.28	)%(f)	0.52%	0.24	%(c)	0.27%	0.06%	0.41	%(d)(f)

Portfolio turnover rate(g)	11%		39%	89%		111%	153%	169%

*	Commencement of Operations.
(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.25% of average net assets.
(e)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Asia Equity Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)		For the period April 16, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$24.57		$30.61

Net investment income (loss)(a)	(0.03)		0.09

Net realized and unrealized gain (loss)	4.37		(6.13)

Total from investment operations	4.34		(6.04)

Distributions to shareholders from net investment income	(0.16)		—

Distributions to shareholders from net realized gains	(1.49)		—

Total distributions	(1.65)		—

Net asset value, end of period	$27.26		$24.57

Total return(b)	18.67%		(19.73)%

Net assets, end of period (in 000s)	$52,389		$47,901

Ratio of net expenses to average net assets	1.14	%(c)	1.14	%(c)

Ratio of total expenses to average net assets	1.73	%(c)	1.77	%(c)

Ratio of net investment income (loss) to average net assets	(0.22	)%(c)	0.59	%(c)

Portfolio turnover rate(d)	11%		39%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Asia Equity Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		For the period February 28, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$24.56		$30.83

Net investment income (loss)(a)	(0.08)		0.19

Net realized and unrealized gain (loss)	4.42		(6.46)

Total from investment operations	4.34		(6.27)

Distributions to shareholders from net investment income	(0.16)		—

Distributions to shareholders from net realized gains	(1.49)		—

Total distributions	(1.65)		—

Net asset value, end of period	$27.25		$24.56

Total return(b)	18.66%		(20.34)%

Net assets, end of period (in 000s)	$507		$8

Ratio of net expenses to average net assets	1.14	%(c)	1.15	%(c)

Ratio of total expenses to average net assets	1.75	%(c)	1.55	%(c)

Ratio of net investment income (loss) to average net assets	(0.62	)%(c)	1.00	%(c)

Portfolio turnover rate(d)	11%		39%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017		2016	2015	2014
Per Share Data

Net asset value, beginning of period	$17.18		$20.91	$16.23		$14.75	$16.00	$15.20

Net investment income(a)	—	(b)	0.10	0.05	(c)	0.04	0.03	0.03

Net realized and unrealized gain (loss)	2.92		(3.69)	4.74		1.44	(1.28)	0.83

Total from investment operations	2.92		(3.59)	4.79		1.48	(1.25)	0.86

Distributions to shareholders from net investment income	(0.08)		(0.14)	(0.11)		—	—	(0.06)

Net asset value, end of period	$20.02		$17.18	$20.91		$16.23	$14.75	$16.00

Total return(d)	17.10%		(17.32)%	29.78%		10.01%	(7.81)%	5.67%

Net assets, end of period (in 000s)	$184,807		$152,596	$85,679		$59,593	$64,169	$28,157

Ratio of net expenses to average net assets	1.55	%(e)	1.56%	1.57%		1.65%	1.67%	1.70%

Ratio of total expenses to average net assets	1.58	%(e)	1.64%	1.75%		1.90%	1.91%	1.93%

Ratio of net investment income to average net assets	0.01	%(e)	0.46%	0.29	%(c)	0.27%	0.17%	0.19%

Portfolio turnover rate(f)	19%		52%	113%		92%	118%	114%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017		2016	2015	2014
Per Share Data

Net asset value, beginning of period	$15.34		$18.72	$14.53		$13.31	$14.55	$13.87

Net investment loss(a)	(0.06)		(0.05)	(0.09	)(b)	(0.06)	(0.10)	(0.08)

Net realized and unrealized gain (loss)	2.61		(3.30)	4.28		1.28	(1.14)	0.76

Total from investment operations	2.55		(3.35)	4.19		1.22	(1.24)	0.68

Distributions to shareholders from net investment income	—		(0.03)	—		—	—	—

Net asset value, end of period	$17.89		$15.34	$18.72		$14.53	$13.31	$14.55

Total return(c)	16.62%		(17.91)%	28.84%		9.14%	(8.52)%	4.90%

Net assets, end of period (in 000s)	$36,193		$33,252	$36,286		$30,104	$35,927	$11,217

Ratio of net expenses to average net assets	2.30	%(d)	2.31%	2.32%		2.40%	2.41%	2.46%

Ratio of total expenses to average net assets	2.33	%(d)	2.39%	2.50%		2.65%	2.67%	2.68%

Ratio of net investment loss to average net assets	(0.72	)%(d)	(0.25)%	(0.55	)%(b)	(0.48)%	(0.68)%	(0.55)%

Portfolio turnover rate(e)	19%		52%	113%		92%	118%	114%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017		2016	2015	2014
Per Share Data

Net asset value, beginning of period	$18.43		$22.40	$17.38		$15.75	$17.08	$16.22

Net investment income(a)	0.04		0.20	0.12	(b)	0.11	0.08	0.10

Net realized and unrealized gain (loss)	3.13		(3.96)	5.07		1.54	(1.36)	0.88

Total from investment operations	3.17		(3.76)	5.19		1.65	(1.28)	0.98

Distributions to shareholders from net investment income	(0.15)		(0.21)	(0.17)		(0.02)	(0.05)	(0.12)

Net asset value, end of period	$21.45		$18.43	$22.40		$17.38	$15.75	$17.08

Total return(c)	17.27%		(16.99)%	30.31%		10.43%	(7.49)%	6.17%

Net assets, end of period (in 000s)	$904,423		$678,197	$664,085		$445,019	$326,068	$303,676

Ratio of net expenses to average net assets	1.16	%(d)	1.17%	1.18%		1.25%	1.28%	1.30%

Ratio of total expenses to average net assets	1.19	%(d)	1.24%	1.36%		1.50%	1.52%	1.53%

Ratio of net investment income to average net assets	0.44	%(d)	0.91%	0.63	%(b)	0.69%	0.48%	0.58%

Portfolio turnover rate(e)	19%		52%	113%		92%	118%	114%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Service Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017		2016	2015	2014
Per Share Data

Net asset value, beginning of period	$16.60		$20.21	$15.71		$14.29	$15.52	$14.74

Net investment income (loss)(a)	(0.01)		0.07	0.02	(b)	0.02	— (c)	0.02

Net realized and unrealized gain (loss)	2.82		(3.56)	4.59		1.40	(1.23)	0.80

Total from investment operations	2.81		(3.49)	4.61		1.42	(1.23)	0.82

Distributions to shareholders from net investment income	(0.04)		(0.12)	(0.11)		—	—	(0.04)

Net asset value, end of period	$19.37		$16.60	$20.21		$15.71	$14.29	$15.52

Total return(d)	16.98%		(17.38)%	29.65%		9.91%	(7.93)%	5.55%

Net assets, end of period (in 000s)	$25,571		$19,922	$26,049		$19,069	$15,759	$15,919

Ratio of net expenses to average net assets	1.66	%(e)	1.67%	1.68%		1.75%	1.77%	1.81%

Ratio of total expenses to average net assets	1.69	%(e)	1.75%	1.86%		2.00%	2.02%	2.03%

Ratio of net investment income (loss) to average net assets	(0.06	)%(e)	0.36%	0.11	%(b)	0.17%	0.02%	0.11%

Portfolio turnover rate(f)	19%		52%	113%		92%	118%	114%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Investor Shares(a)
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017		2016	2015	2014
Per Share Data

Net asset value, beginning of period	$18.28		$22.24	$17.27		$15.67	$16.99	$16.14

Net investment income(b)	0.02		0.17	0.13	(c)	0.08	0.01	0.08

Net realized and unrealized gain (loss)	3.10		(3.94)	5.01		1.53	(1.30)	0.87

Total from investment operations	3.12		(3.77)	5.14		1.61	(1.29)	0.95

Distributions to shareholders from net investment income	(0.12)		(0.19)	(0.17)		(0.01)	(0.03)	(0.10)

Net asset value, end of period	$21.28		$18.28	$22.24		$17.27	$15.67	$16.99

Total return(d)	17.22%		(17.07)%	30.11%		10.26%	(7.62)%	5.93%

Net assets, end of period (in 000s)	$127,652		$139,726	$62,974		$5,263	$1,424	$313

Ratio of net expenses to average net assets	1.30	%(e)	1.31%	1.31%		1.40%	1.42%	1.46%

Ratio of total expenses to average net assets	1.33	%(e)	1.38%	1.49%		1.64%	1.69%	1.68%

Ratio of net investment income to average net assets	0.21	%(e)	0.79%	0.67	%(c)	0.52%	0.04%	0.46%

Portfolio turnover rate(f)	19%		52%	113%		92%	118%	114%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)		For the period April 16, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$18.51		$23.46

Net investment income(a)	0.04		0.10

Net realized and unrealized gain (loss)	3.14		(5.05)

Total from investment operations	3.18		(4.95)

Distributions to shareholders from net investment income	(0.15)		—

Net asset value, end of period	$21.54		$18.51

Total return(b)	17.24%		(21.06)%

Net assets, end of period (in 000s)	$381,254		$311,447

Ratio of net expenses to average net assets	1.15	%(c)	1.15	%(c)

Ratio of total expenses to average net assets	1.18	%(c)	1.24	%(c)

Ratio of net investment income to average net assets	0.43	%(c)	0.94	%(c)

Portfolio turnover rate(d)	19%		52%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,				For the period July 31, 2015* to October 31, 2015
			2018	2017		2016
Per Share Data

Net asset value, beginning of period	$18.51		$22.41	$17.38		$15.74	$16.72

Net investment income(a)	0.05		0.21	0.16	(b)	0.10	0.01

Net realized and unrealized gain (loss)	3.13		(4.00)	5.05		1.56	(0.99)

Total from investment operations	3.18		(3.79)	5.21		1.66	(0.98)

Distributions to shareholders from net investment income	(0.15)		(0.11)	(0.18)		(0.02)	—

Net asset value, end of period	$21.54		$18.51	$22.41		$17.38	$15.74

Total return(c)	17.29%		(16.96)%	30.35%		10.52%	(5.86)%

Net assets, end of period (in 000s)	$26,924		$37,865	$245		$5,012	$9

Ratio of net expenses to average net assets	1.15	%(d)	1.16%	1.17%		1.23%	1.24	%(d)

Ratio of total expenses to average net assets	1.18	%(d)	1.21%	1.35%		1.44%	1.53	%(d)

Ratio of net investment income to average net assets	0.49	%(d)	0.99%	0.88	%(b)	0.57%	0.14	%(d)

Portfolio turnover rate(e)	19%		52%	113%		92%	118%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		For the period May 31, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$8.40		$10.00

Net investment income(a)	—	(b)	0.03

Net realized and unrealized gain	1.46		(1.63)

Total from investment operations	1.46		(1.60)

Distributions to shareholders from net investment income	(0.02)		—

Net asset value, end of period	$9.84		$8.40

Total return(c)	17.43%		(16.00)%

Net assets, end of period (in 000s)	$49		$42

Ratio of net expenses to average net assets	1.53	%(d)	1.53	%(d)

Ratio of total expenses to average net assets	6.64	%(d)	10.28	%(d)

Ratio of net investment income to average net assets	0.02	%(d)	0.64	%(d)

Portfolio turnover rate(e)	16%		23%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		For the period May 31, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$8.37		$10.00

Net investment loss(a)	(0.03)		—	(b)

Net realized and unrealized gain	1.46		(1.63)

Total from investment operations	1.43		(1.63)

Net asset value, end of period	$9.80		$8.37

Total return(c)	17.08%		(16.30)%

Net assets, end of period (in 000s)	$49		$42

Ratio of net expenses to average net assets	2.28	%(d)	2.28	%(d)

Ratio of total expenses to average net assets	7.39	%(d)	11.03	%(d)

Ratio of net investment loss to average net assets	(0.73	)%(d)	(0.11	)%(d)

Portfolio turnover rate(e)	16%		23%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		For the period May 31, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$8.41		$10.00

Net investment income(a)	0.02		0.04

Net realized and unrealized gain	1.46		(1.63)

Total from investment operations	1.48		(1.59)

Distributions to shareholders from net investment income	(0.04)		—

Net asset value, end of period	$9.85		$8.41

Total return(b)	17.70%		(15.90)%

Net assets, end of period (in 000s)	$7,770		$5,679

Ratio of net expenses to average net assets	1.14	%(c)	1.14	%(c)

Ratio of total expenses to average net assets	6.24	%(c)	9.89	%(c)

Ratio of net investment income to average net assets	0.40	%(c)	1.03	%(c)

Portfolio turnover rate(d)	16%		23%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Investor Shares
	Six Months Ended April 30, 2019 (Unaudited)		For the period May 31, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$8.41		$10.00

Net investment income(a)	0.01		0.03

Net realized and unrealized gain	1.46		(1.62)

Total from investment operations	1.47		(1.59)

Distributions to shareholders from net investment income	(0.03)		—

Net asset value, end of period	$9.85		$8.41

Total return(b)	17.60%		(15.90)%

Net assets, end of period (in 000s)	$49		$42

Ratio of net expenses to average net assets	1.28	%(c)	1.28	%(c)

Ratio of total expenses to average net assets	6.39	%(c)	10.03	%(c)

Ratio of net investment income to average net assets	0.27	%(c)	0.89	%(c)

Portfolio turnover rate(d)	16%		23%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class R Shares
	Six Months Ended April 30, 2019 (Unaudited)		For the period May 31, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$8.39		$10.00

Net investment income (loss)(a)	(0.01)		0.02

Net realized and unrealized gain	1.47		(1.63)

Total from investment operations	1.46		(1.61)

Distributions to shareholders from net investment income	(0.01)		—

Net asset value, end of period	$9.84		$8.39

Total return(b)	17.38%		(16.10)%

Net assets, end of period (in 000s)	$49		$42

Ratio of net expenses to average net assets	1.78	%(c)	1.78	%(c)

Ratio of total expenses to average net assets	6.89	%(c)	10.53	%(c)

Ratio of net investment income (loss) to average net assets	(0.23	)%(c)	0.39	%(c)

Portfolio turnover rate(d)	16%		23%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		For the period May 31, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$8.41		$10.00

Net investment income(a)	0.02		0.04

Net realized and unrealized gain	1.47		(1.63)

Total from investment operations	1.49		(1.59)

Distributions to shareholders from net investment income	(0.04)		—

Net asset value, end of period	$9.86		$8.41

Total return(b)	17.71%		(15.90)%

Net assets, end of period (in 000s)	$50		$42

Ratio of net expenses to average net assets	1.13	%(c)	1.13	%(c)

Ratio of total expenses to average net assets	6.24	%(c)	9.88	%(c)

Ratio of net investment income to average net assets	0.41	%(c)	1.04	%(c)

Portfolio turnover rate(d)	16%		23%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs N-11 Equity Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$8.04		$9.93	$8.98	$9.26	$11.25	$11.03

Net investment income(a)	0.02		0.07	0.05	0.06	0.04	0.02

Net realized and unrealized gain (loss)	0.84		(1.96)	0.90	(0.32)	(2.03)	0.26

Total from investment operations	0.86		(1.89)	0.95	(0.26)	(1.99)	0.28

Distributions to shareholders from net investment income	(0.06)		— (b)	—	(0.02)	— (b)	(0.06)

Net asset value, end of period	$8.84		$8.04	$9.93	$8.98	$9.26	$11.25

Total return(c)	10.73%		(19.03)%	10.58%	(2.84)%	(17.68)%	2.54%

Net assets, end of period (in 000s)	$6,310		$6,345	$16,496	$25,955	$54,045	$96,440

Ratio of net expenses to average net assets	1.72	%(d)	1.72%	1.73%	1.74%	1.73%	1.74%

Ratio of total expenses to average net assets	3.06	%(d)	2.33%	2.11%	2.39%	2.07%	2.08%

Ratio of net investment income to average net assets	0.58	%(d)	0.68%	0.50%	0.66%	0.35%	0.20%

Portfolio turnover rate(e)	3%		11%	26%	27%	48%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs N-11 Equity Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$7.64		$9.51	$8.66	$8.98	$10.99	$10.81

Net investment loss(a)	(0.01)		(0.01)	(0.01)	(0.01)	(0.04)	(0.06)

Net realized and unrealized gain (loss)	0.80		(1.86)	0.86	(0.31)	(1.97)	0.25

Total from investment operations	0.79		(1.87)	0.85	(0.32)	(2.01)	0.19

Distributions to shareholders from net investment income	—		—	—	—	—	(0.01)

Net asset value, end of period	$8.43		$7.64	$9.51	$8.66	$8.98	$10.99

Total return(b)	10.34%		(19.66)%	9.82%	(3.55)%	(18.29)%	1.76%

Net assets, end of period (in 000s)	$2,013		$2,082	$3,854	$5,642	$8,564	$15,127

Ratio of net expenses to average net assets	2.47	%(c)	2.47%	2.48%	2.49%	2.48%	2.49%

Ratio of total expenses to average net assets	3.81	%(c)	3.10%	2.84%	3.14%	2.82%	2.83%

Ratio of net investment loss to average net assets	(0.19	)%(c)	(0.11)%	(0.15)%	(0.07)%	(0.41)%	(0.54)%

Portfolio turnover rate(d)	3%		11%	26%	27%	48%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs N-11 Equity Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$8.12		$10.02	$9.02	$9.33	$11.34	$11.12

Net investment income(a)	0.04		0.12	0.09	0.10	0.08	0.06

Net realized and unrealized gain (loss)	0.83		(1.99)	0.91	(0.33)	(2.04)	0.26

Total from investment operations	0.87		(1.87)	1.00	(0.23)	(1.96)	0.32

Distributions to shareholders from net investment income	(0.11)		(0.03)	— (b)	(0.08)	(0.05)	(0.10)

Net asset value, end of period	$8.88		$8.12	$10.02	$9.02	$9.33	$11.34

Total return(c)	10.89%		(18.62)%	11.02%	(2.46)%	(17.34)%	2.88%

Net assets, end of period (in 000s)	$10,896		$12,270	$50,730	$58,958	$115,099	$310,186

Ratio of net expenses to average net assets	1.33	%(d)	1.33%	1.33%	1.33%	1.33%	1.34%

Ratio of total expenses to average net assets	2.67	%(d)	1.91%	1.67%	1.99%	1.68%	1.68%

Ratio of net investment income to average net assets	0.97	%(d)	1.24%	0.94%	1.08%	0.78%	0.57%

Portfolio turnover rate(e)	3%		11%	26%	27%	48%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs N-11 Equity Fund
	Investor Shares(a)
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$8.09		$9.98	$9.00	$9.30	$11.30	$11.08

Net investment income(b)	0.02		0.08	0.08	0.08	0.06	0.05

Net realized and unrealized gain (loss)	0.85		(1.95)	0.90	(0.32)	(2.03)	0.25

Total from investment operations	0.87		(1.87)	0.98	(0.24)	(1.97)	0.30

Distributions to shareholders from net investment income	(0.07)		(0.02)	—	(0.06)	(0.03)	(0.08)

Net asset value, end of period	$8.89		$8.09	$9.98	$9.00	$9.30	$11.30

Total return(c)	10.86%		(18.82)%	10.89%	(2.59)%	(17.45)%	2.76%

Net assets, end of period (in 000s)	$1,716		$5,633	$8,613	$9,436	$13,092	$27,343

Ratio of net expenses to average net assets	1.48	%(d)	1.47%	1.48%	1.48%	1.48%	1.49%

Ratio of total expenses to average net assets	2.79	%(d)	2.11%	1.80%	2.14%	1.82%	1.82%

Ratio of net investment income to average net assets	0.51	%(d)	0.86%	0.91%	0.90%	0.59%	0.44%

Portfolio turnover rate(e)	3%		11%	26%	27%	48%	41%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs N-11 Equity Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)		For the period April 16, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$8.11		$10.29

Net investment income (loss)(a)	0.04		(0.01)

Net realized and unrealized gain (loss)	0.84		(2.17)

Total from investment operations	0.88		(2.18)

Distributions to shareholders from net investment income	(0.12)		—

Net asset value, end of period	$8.87		$8.11

Total return(b)	11.03%		(21.19)%

Net assets, end of period (in 000s)	$15,124		$14,524

Ratio of net expenses to average net assets	1.32	%(c)	1.32	%(c)

Ratio of total expenses to average net assets	2.66	%(c)	2.28	%(c)

Ratio of net investment income (loss) to average net assets	0.99	%(c)	(0.18	)%(c)

Portfolio turnover rate(d)	3%		11%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs N-11 Equity Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		For the period February 28, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$8.12		$10.43

Net investment income(a)	0.04		0.08

Net realized and unrealized gain (loss)	0.84		(2.39)

Total from investment operations	0.88		(2.31)

Distributions to shareholders from net investment income	(0.12)		—

Net asset value, end of period	$8.88		$8.12

Total return(b)	10.87%		(22.15)%

Net assets, end of period (in 000s)	$9		$8

Ratio of net expenses to average net assets	1.33	%(c)	1.34	%(c)

Ratio of total expenses to average net assets	2.68	%(c)	2.00	%(c)

Ratio of net investment income to average net assets	0.98	%(c)	1.33	%(c)

Portfolio turnover rate(d)	3%		11%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements

April 30, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Asia Equity	A, C, Institutional, Investor, P and R6	Diversified
Emerging Markets Equity	A, C, Institutional, Service, Investor, P and R6	Diversified
ESG Emerging Markets Equity	A, C, Institutional, Investor, R and R6	Diversified
N-11 Equity	A, C, Institutional, Investor, P and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

70

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Offering Costs — Offering costs paid in connection with the offering of shares of the ESG Emerging Markets Equity Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official

71

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of April 30, 2019:

ASIA EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$5,685,838	$64,856,652	$—

Europe	—	269,460	—

Exchange Traded Fund	274,610	—	—

Investment Company	2,665,517	—	—

Securities Lending Reinvestment Vehicle	171,522	—	—

Total	$8,797,487	$65,126,112	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

72

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$57,294,139	$—

Asia	149,781,979	1,157,612,929	—

Europe	—	44,662,785	—

North America	36,991,534	—	—

South America	114,018,788	41,573,361	—

Exchange Traded Funds	80,434,834	—	—

Investment Company	10,655,637	—	—

Securities Lending Reinvestment Vehicle	9,243,117	—	—

Total	$401,125,889	$1,301,143,214	$—

ESG EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$283,394	$—

Asia	852,337	4,430,618	—

Europe	—	215,186	—

North America	58,123	—	—

South America	796,354	23,506	—

Exchange Traded Funds	1,194,996	—	—

Total	$2,901,810	$4,952,704	$—

N-11 EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$1,951,198	$—

Asia	—	26,394,046	—

North America	7,518,389	—	—

Exchange Traded Funds	189,009	—	—

Securities Lending Reinvestment Vehicle	151,200	—	—

Total	$7,858,598	$28,345,244	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%
Emerging Markets Equity	1.02	1.02	0.92	0.87	0.85	1.02	1.02
ESG Emerging Markets Equity	0.98	0.98	0.88	0.84	0.82	0.98	0.98
N-11 Equity	1.13	1.13	1.02	0.97	0.95	1.13	1.13

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Asia Equity, Emerging Markets Equity and ESG Emerging Markets Equity Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended April 30, 2019, GSAM waived $1,400, $1,605 and $2 of the Asia Equity, Emerging Markets Equity and ESG Emerging Markets Equity Funds’ management fees, respectively.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2019, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Asia Equity	$1,788	$—
Emerging Markets Equity	17,342	3
ESG Emerging Markets Equity	—	—
N-11 Equity	—	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and/or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Effective February 28, 2019 Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, and Investor Shares of the Asia Equity Fund through at least February 28, 2020, and prior to such date the Investment Adviser and Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Asia Equity, Emerging Markets Equity, ESG Emerging Markets Equity and N-11 Equity Funds are 0.114%, 0.104%, 0.124% and 0.164%, respectively. These Other Expense limitations will remain in place through at least February 28, 2020 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Transfer Agency Waiver/Credits	Other Expense Reimbursement	Total Expense Reductions
Asia Equity	$1,400	$163	1,018	$208,347	$210,928
Emerging Markets Equity	1,605	2,822	—	200,670	205,097
ESG Emerging Markets Equity	2	—	—	248,351	248,353
N-11 Equity	—	29	—	251,417	251,446

G.  Line of Credit Facility — As of April 30, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2019, Goldman Sachs earned $1,204, $166 and $199 in brokerage commissions from portfolio transactions on behalf of the Emerging Markets Equity, ESG Emerging Markets Equity and N-11 Equity Funds, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2019:

Fund	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2019	Shares as of April 30, 2019	Dividend Income From Affiliated Investment Company
Asia Equity	$4,247,434	$10,834,557	$(12,416,474)	$2,665,517	2,665,517	$19,362
Emerging Markets Equity	4,537,319	66,523,990	(60,405,672)	10,655,637	10,655,637	23,787
ESG Emerging Markets Equity	—	175,116	(175,116)	—	—	17

As of April 30, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class A	Class C	Institutional	Investor	Class R	Class R6
Asia Equity	—%	—%	—%	17%	—%	—%
ESG Emerging Markets Equity	100	100	86	100	100	100
N-11 Equity	—	—	—	—	—	100

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2019, were as follows:

Fund	Purchases	Sales and Maturities
Asia Equity	$7,393,695	$13,387,844
Emerging Markets Equity	379,092,958	285,744,737
ESG Emerging Markets Equity	2,117,062	1,098,789
N-11 Equity	1,182,667	9,594,628

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Asia Equity, Emerging Markets Equity and N-11 Equity Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Asia Equity, Emerging Markets Equity and N-11 Equity Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2019 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

6. SECURITIES LENDING (continued)

Each of the Asia Equity, Emerging Markets Equity and N-11 Equity Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2019, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended April 30, 2019
Fund	Earnings of GSAL Relating to Securites Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Asia Equity	$374	$—
Emerging Markets Equity	18,061	9,414
N-11 Equity	162	13

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended April 30, 2019.

Fund	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2019
Asia Equity	$116,025	$1,269,117	$(1,213,620)	$171,522
Emerging Markets Equity	14,895,089	179,413,904	(185,065,876)	9,243,117
N-11 Equity	630,375	4,831,075	(5,310,250)	151,200

7. TAX INFORMATION

As of the Funds’ most recent fiscal year ended, October 31, 2018, the Funds’ capital loss carryforwards on a tax basis were as follows:

	Asia Equity	Emerging Markets Equity	ESG Emerging Markets Equity	N-11 Equity
Capital loss carryforwards:
Perpetual Long-term	$—	$(31,341,440)	$—	$(28,762,821)
Perpetual Short-term	—	(67,957,157)	(118,671)	(31,928,476)
Total capital loss carryforwards	$—	$(99,298,597)	$(118,671)	$(60,691,297)

As of April 30, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Asia Equity	Emerging Markets Equity	ESG Emerging Markets Equity	N-11 Equity
Tax cost	$67,505,110	$1,646,682,352	$7,609,654	$31,564,972
Gross unrealized gain	13,254,535	163,830,459	547,385	10,006,883
Gross unrealized loss	(6,836,046)	(108,243,707)	(302,525)	(5,368,013)
Net unrealized gain	$6,418,489	$55,586,752	$244,860	$4,638,870

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7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

ESG Standards Risk — The ESG Emerging Markets Equity Fund’s adherence to its environmental, social and governance (“ESG”) criteria and the application of GSAM’s supplemental ESG analysis when selecting investments may affect the Fund’s exposure to certain companies, sectors, regions, and countries and may affect the Fund’s performance depending on whether such investments are in or out of favor. For example, the Fund will not seek to invest in companies that GSAM believes have adverse social or environmental impacts (i.e., gambling, alcohol, tobacco, coal or weapons companies), and the Fund will not seek to invest in companies that GSAM believes show inadequate governance standards (e.g., certain state-owned enterprises).

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

8. OTHER RISKS (continued)

model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

At a meeting held on June 11-12, 2019, upon the recommendation of GSAM, the Board of Trustees of the Goldman Sachs Trust approved certain changes to the Goldman Sachs N-11 Equity Fund’s name, principal investment strategy and benchmark, amongst other changes. The Fund’s name will change to the “Goldman Sachs Imprint Emerging Markets Opportunities Fund.” However, the Fund’s current investment objective to seek long-term capital appreciation will not change. The changes are expected to take place after the close of business on August 30, 2019.

Subsequent events after the Statements of Assets and Liabilities date, other than the above, have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	48,336	$1,184,276	215,101	$5,987,069
Reinvestment of distributions	38,407	858,528	8,226	233,609
Shares redeemed	(142,679)	(3,438,711)	(244,210)	(6,833,623)

	(55,936)	(1,395,907)	(20,883)	(612,945)
Class C Shares
Shares sold	3,127	63,519	30,241	806,036
Reinvestment of distributions	3,328	66,890	1,145	29,647
Shares redeemed	(24,521)	(533,473)	(36,927)	(915,957)

	(18,066)	(403,064)	(5,541)	(80,274)
Institutional Shares
Shares sold	43,690	1,112,737	392,167	11,942,821
Reinvestment of distributions	17,609	419,499	29,693	892,729
Shares redeemed	(90,549)	(2,235,133)	(2,283,537)	(65,021,389)

	(29,250)	(702,897)	(1,861,677)	(52,185,839)
Investor Shares
Shares sold	1,827	49,628	40,676	1,223,331
Reinvestment of distributions	723	17,126	242	7,250
Shares redeemed	(11,359)	(283,744)	(29,519)	(871,564)

	(8,809)	(216,990)	11,399	359,017
Class P Shares(a)
Shares sold	13,350	340,000	2,041,704	57,941,156
Reinvestment of distributions	132,977	3,162,940	—	—
Shares redeemed	(174,105)	(4,209,451)	(91,889)	(2,457,292)

	(27,778)	(706,511)	1,949,815	55,483,864
Class R6 Shares(b)
Shares sold	22,876	555,630	324	10,000
Reinvestment of distributions	23	539	—	—
Shares redeemed	(4,632)	(120,323)	—	—

	18,267	435,846	324	10,000

NET INCREASE (DECREASE)	(121,572)	$(2,989,523)	73,437	$2,973,823

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Emerging Markets Equity Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,285,903	$42,221,288	7,534,544	$159,698,335
Reinvestment of distributions	37,945	644,305	27,247	590,988
Shares redeemed	(1,974,341)	(35,486,547)	(2,778,087)	(58,228,632)

	349,507	7,379,046	4,783,704	102,060,691
Class C Shares
Shares sold	332,155	5,467,281	1,205,035	23,137,573
Reinvestment of distributions	—	—	3,236	63,061
Shares redeemed	(477,301)	(7,804,724)	(978,503)	(17,043,397)

	(145,146)	(2,337,443)	229,768	6,157,237
Institutional Shares
Shares sold	14,832,320	297,007,366	38,923,020	889,487,169
Reinvestment of distributions	240,543	4,370,669	252,609	5,858,001
Shares redeemed	(9,703,532)	(188,569,782)	(32,025,759)	(683,921,550)

	5,369,331	112,808,253	7,149,870	211,423,620
Service Shares
Shares sold	187,175	3,438,534	297,907	6,043,336
Reinvestment of distributions	2,995	49,234	7,730	162,107
Shares redeemed	(70,646)	(1,292,670)	(394,066)	(7,773,105)

	119,524	2,195,098	(88,429)	(1,567,662)
Investor Shares
Shares sold	2,928,323	57,589,176	7,539,554	168,726,981
Reinvestment of distributions	49,984	901,707	28,938	666,445
Shares redeemed	(4,624,301)	(94,301,966)	(2,756,212)	(56,869,721)

	(1,645,994)	(35,811,083)	4,812,280	112,523,705
Class P Shares(a)
Shares sold	4,299,623	83,978,507	19,101,787	411,608,226
Reinvestment of distributions	144,959	2,644,053	—	—
Shares redeemed	(3,565,938)	(70,281,660)	(2,279,778)	(45,316,728)

	878,644	16,340,900	16,822,009	366,291,498
Class R6 Shares
Shares sold	359,774	7,141,860	3,176,223	69,442,132
Reinvestment of distributions	16,045	292,670	55	1,272
Shares redeemed	(1,171,343)	(22,627,956)	(1,141,645)	(21,639,771)

	(795,524)	(15,193,426)	2,034,633	47,803,633

NET INCREASE	4,130,342	$85,381,345	35,743,835	$844,692,722

(a)	Commenced operations on April 16, 2018.

82

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	ESG Emerging Markets Equity Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	12	$108	5,001	$50,010
Reinvestment of distributions	12	100	—	—
Shares redeemed	—	—	(1)	(10)

	24	208	5,000	50,000
Class C Shares
Shares sold	—	—	5,001	50,010
Shares redeemed	—	—	(1)	(10)

	—	—	5,000	50,000
Institutional Shares
Shares sold	110,559	1,028,229	675,001	6,750,015
Reinvestment of distributions	3,343	27,540	—	—
Shares redeemed	(429)	(4,229)	(1)	(10)

	113,473	1,051,540	675,000	6,750,005
Investor Shares
Shares sold	—	—	5,001	50,010
Reinvestment of distributions	20	167	—	—
Shares redeemed	—	—	(1)	(10)

	20	167	5,000	50,000
Class R Shares
Shares sold	—	—	5,001	50,010
Reinvestment of distributions	4	34	—	—
Shares redeemed	—	—	(1)	(10)

	4	34	5,000	50,000
Class R6 Shares
Shares sold	—	—	5,001	50,010
Reinvestment of distributions	25	206	—	—
Shares redeemed	—	—	(1)	(10)

	25	206	5,000	50,000

NET INCREASE	113,546	$1,052,155	700,000	$7,000,005

(a)	Commenced operations on May 31, 2018.

83

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	N-11 Equity Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,028	$118,838	76,753	$737,163
Reinvestment of distributions	5,314	43,152	140	1,457
Shares redeemed	(94,749)	(802,464)	(949,377)	(9,311,775)

	(75,407)	(640,474)	(872,484)	(8,573,155)
Class C Shares
Shares sold	317	2,589	9,228	88,943
Shares redeemed	(34,090)	(277,778)	(142,158)	(1,294,901)

	(33,773)	(275,189)	(132,930)	(1,205,958)
Institutional Shares
Shares sold	36,064	323,673	235,610	2,255,894
Reinvestment of distributions	17,360	141,306	15,615	163,337
Shares redeemed	(338,399)	(2,913,273)	(3,804,473)	(36,202,219)

	(284,975)	(2,448,294)	(3,553,248)	(33,782,988)
Investor Shares
Shares sold	6,409	53,424	133,683	1,255,601
Reinvestment of distributions	2,245	18,320	1,101	11,491
Shares redeemed	(511,759)	(4,225,676)	(301,814)	(2,892,022)

	(503,105)	(4,153,932)	(167,030)	(1,624,930)
Class P Shares(a)
Shares sold	—	—	1,817,237	16,265,580
Reinvestment of distributions	26,019	211,532	—	—
Shares redeemed	(110,775)	(913,483)	(27,284)	(245,807)

	(84,756)	(701,951)	1,789,953	16,019,773
Class R6 Shares(b)
Shares sold	—	—	959	10,000
Reinvestment of distributions	14	117	—	—

	14	117	959	10,000

NET DECREASE	(982,002)	$(8,219,723)	(2,934,780)	$(29,157,258)

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018.

84

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				Emerging Markets Equity Fund				ESG Emerging Markets Equity Fund				N-11 Equity Fund
Share Class	Beginning Account Value 11/01/18	Ending Account Value 4/30/19		Expenses Paid for the 6 Months Ended 4/30/19*	Beginning Account Value 11/01/18	Ending Account Value 4/30/19		Expenses Paid for the 6 Months Ended 4/30/19*	Beginning Account Value 11/01/18	Ending Account Value 4/30/19		Expenses Paid for the 6 Months Ended 4/30/19*	Beginning Account Value 11/01/18	Ending Account Value 4/30/19		Expenses Paid for the 6 Months Ended 4/30/19*
Class A
Actual	$1,000	$1,184.30		$8.29	$1,000	$1,171.00		$8.34	$1,000	$1,174.30		$8.25	$1,000	$1,107.30		$8.99
Hypothetical 5% return	1,000	1,017.21	+	7.65	1,000	1,017.11	+	7.75	1,000	1,017.21	+	7.65	1,000	1,016.27	+	8.60
Class C
Actual	1,000	1,180.00		12.27	1,000	1,166.20		12.35	1,000	1,170.80		12.27	1,000	1,103.40		12.88
Hypothetical 5% return	1,000	1,013.54	+	11.33	1,000	1,013.39	+	11.48	1,000	1,013.49	+	11.38	1,000	1,012.55	+	12.33
Institutional
Actual	1,000	1,186.70		6.24	1,000	1,172.70		6.25	1,000	1,177.00		6.15	1,000	1,108.90		6.95
Hypothetical 5% return	1,000	1,019.09	+	5.76	1,000	1,019.04	+	5.81	1,000	1,019.14	+	5.71	1,000	1,018.20	+	6.66
Service
Actual	N/A	N/A		N/A	1,000	1,169.80		8.93	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.56	+	8.30	N/A	N/A		N/A	N/A	N/A		N/A
Investor
Actual	1,000	1,185.90		6.94	1,000	1,172.20		7.00	1,000	1,176.00		6.91	1,000	1,108.60		7.74
Hypothetical 5% return	1,000	1,018.45	+	6.41	1,000	1,018.35	+	6.51	1,000	1,018.45	+	6.41	1,000	1,017.46	+	7.40
Class P
Actual	1,000	1,186.70		6.18	1,000	1,172.40		6.19	N/A	N/A		N/A	1,000	1,110.30		6.91
Hypothetical 5% return	1,000	1,019.14	+	5.71	1,000	1,019.09	+	5.76	N/A	N/A		N/A	1,000	1,018.25	+	6.61
Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,173.80		9.59	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.97	+	8.90	N/A	N/A		N/A
Class R6
Actual	1,000	1,186.60		6.18	1,000	1,172.90		6.20	1,000	1,177.10		6.10	1,000	1,108.70		6.95
Hypothetical 5% return	1,000	1,019.14	+	5.71	1,000	1,019.09	+	5.76	1,000	1,019.19	+	5.66	1,000	1,018.20	+	6.66

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Asia Equity	1.53%	2.27%	1.15%	N/A	1.28%	1.14%	N/A	1.14%
Emerging Markets Equity	1.55	2.30	1.16	1.66%	1.30	1.15	N/A	1.15
ESG Emerging Markets Equity	1.53	2.28	1.14	N/A	1.28	N/A	1.78%	1.13
N-11 Equity	1.72	2.47	1.33	N/A	1.48	1.32	N/A	1.33

85

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.38 trillion in assets under supervision as of March 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (the “SEC”) web site at http://www.sec.gov.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of April 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 168464-OTU-996258 EMESAR-19

Goldman Sachs Funds

Semi-Annual Report	April 30, 2019

Fundamental International Equity Funds
International Equity ESG
International Equity Income

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Fundamental International Equity Funds

∎	INTERNATIONAL EQUITY ESG

∎	INTERNATIONAL EQUITY INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise in order to identify our high conviction investment ideas.

∎	Fundamental research teams based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, and India and focusing on long-term business and management quality

∎	Analysts collaborate regularly to leverage regional and industry-specific research and insights

∎	Global perspective is informed by local market expertise

∎	A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

∎	Team of experienced Research Analysts is regionally aligned and has sector expertise

∎	Team leverages the research of the approximately 80+ regional investment professionals

∎	Decision-making process is informed by active participation in the global research process

∎	Security selections are aligned with the level of investment conviction

∎	Risk monitoring considers whether investment and other risks to the Funds are intended and justified

∎	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the stocks and their respective weightings in the Funds

International equity portfolios that strive to offer:

∎	Access to markets across the world
∎	Disciplined approach to stock selection
∎	Optimal risk/return profiles

1

MARKET REVIEW

Goldman Sachs Fundamental International Equity Funds

Market Review

International equities rallied during the six-month period ended April 30, 2019 (the “Reporting Period”). The MSCI Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted a return of 7.45%.*

Following a challenging October 2018, international equities experienced a brief reprieve as the Reporting Period began in November 2018 on dovish comments from U.S. Federal Reserve (“Fed”) Chair Jerome Powell, an accommodative stance by Chinese policymakers toward the private corporate sector and seemingly encouraging progress toward China-U.S. trade talks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) However, the relief rally proved short-lived, as international equities then plunged in December on renewed investor fears sparked by the arrest of a Chinese technology executive, a partial U.S. federal government shutdown and the U.S. President’s criticism of Fed Chair Powell. International equities also fell sharply on trade war escalations between the U.S. and China as well as on political uncertainty — and in a delayed response to an earlier sell-off in global rates. Political uncertainty remained elevated in Europe, particularly surrounding the Italian fiscal budget and ongoing Brexit negotiations. (Brexit indicates the U.K.’s path out of the European Union.)

Recovering from weakness in the last months of 2018, the MSCI EAFE Index returned 9.98% in the first quarter of 2019.* International developed equity markets rebounded across all regions. The Fed maintained its dovish stance amidst slower global economic growth, and significant progress appeared to be made in the trade talks between China and the U.S., paving the way for a potential resolution. European equities remained resilient, despite the overhang of Brexit and slowing economic data. Japanese equities gained during the quarter, as fears around the extent of the global economic growth slowdown eased and the yen gradually weakened.

The MSCI EAFE Index returned 2.81% in April 2019.* European equity markets broke records for calm and quiet trading periods, with little variation through the month of April, and remained resilient despite the persistent overhang of Brexit and slowing economic data. Japanese equities gained amidst similar conditions as dominated in the first quarter of 2019. The Fed maintained its dovish stance amidst slower economic growth, and the European Central Bank extended its forward guidance to confirm its interest rates would remain “unchanged through 2019.”

For the Reporting Period as a whole, information technology, real estate, utilities and industrials were the strongest performing sectors in the MSCI EAFE Index, each producing a positive double-digit absolute return. The weakest performing sector in the MSCI EAFE Index and the only one to post a negative absolute return during the Reporting Period was energy. Health care, communication services, financials and consumer discretionary generated solid positive absolute returns but also lagged the MSCI EAFE Index during the Reporting Period.

From a country perspective, Hong Kong, New Zealand, the Netherlands and Singapore were the strongest performing constituents of the MSCI EAFE Index during the Reporting Period, each posting strong double-digit gains. Norway and Austria were the weakest individual country constituents of the MSCI EAFE Index and the only markets to post negative absolute returns. Japan, Finland, Israel and Germany each generated positive absolute returns but also significantly lagged the MSCI EAFE Index during the Reporting Period.

*	All index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we viewed equities as the most favorable asset class, offering reasonable valuations relative to solid macroeconomic and corporate fundamentals, in our opinion. After a significant repricing of assets and market expectations in the fourth quarter of 2018, the first four months of 2019 saw a sharp recovery, as investor fears abated. Specifically, the geopolitical landscape, trade relations and monetary policy showed signs of improvement, easing earlier concerns. While we were encouraged by the strong start to 2019, we did expect at the end of the Reporting Period to see more signals of an aging cycle as the calendar year progresses, which may be challenging to navigate and require even more selectivity. Yet without clearer indications of deteriorating fundamentals, we believed it was too early to position for a downturn in global economic growth or in corporate earnings.

Economic data in some regions of the world was showing weakness after a long run of recovery and expansion. Europe is one such region where economic growth peaked in 2018 and seems to have reverted to its long-term trend level of 1% to 1.5%. Indeed, we believe the global economy overall has transitioned from a period of above-trend growth and rapid absorption of slack, particularly in the labor market, to a period of near-trend growth and slower absorption of slack. In our view, the risk of recession in this environment is low, as consumers continue to drive economic growth, supported by generally healthy balance sheets and strong labor markets.

In addition, while we believe the economic cycle is mature and some cyclical softening is to be expected, economic softening does not necessarily lead to recession, and stock markets have a checkered history of predicting such. Geopolitics has been and will likely continue to be the other major source of concern for international developed markets — a trade war between the world’s two most important economies, Brexit uncertainty and rising nationalism together create a challenging backdrop for investors.

As a result, markets have returned to more historically “normal” patterns of volatility. We can be reasonably confident that volatility is here to stay. But, at the same time, volatility is more a reflection of investor uncertainty than economic reality, and the two should not be confused. In our opinion, volatility may ultimately provide opportunity. We are always cognizant of the fact that the companies the Funds own will have to face challenging economic times at some point, predictable or not. We selected those companies because of our confidence in their ability to grow and prosper relative to their competitors — over the long term.

As always, we maintain our focus on seeking companies with durable businesses that we believe will generate long-term growth in today’s ever-changing market conditions.

Please note that effective after the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media. These changes were implemented in the MSCI Equity Indexes in one step as part of its November 2018 Semi-Annual Index Review.

3

PORTFOLIO RESULTS

Goldman Sachs International Equity ESG Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs International Equity ESG Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares generated cumulative total returns, without sales charges, of 11.25%, 10.83%, 11.47%, 11.19%, 11.44%, 11.47% and 11.50%, respectively. These returns compare to the 7.45% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the MSCI EAFE Index during the Reporting Period, attributable primarily to individual stock selection. Country allocation and sector allocation each had rather neutral effect during the Reporting Period. Having an allocation, albeit modest, to cash dampened the Fund’s relative results during a Reporting Period when the Index posted a solid positive return.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were BTG, Cellnex Telecom and Rentokil Initial.

BTG, based in the U.K., is an international specialist health care company that is developing and commercializing products targeting critical care, cancer and other disorders. Its shares performed well on the announcement the company would be acquired by Boston Scientific. We did not anticipate competing offers coming in and thus decided to sell the Fund’s position in BTG, taking profits.

Cellnex Telecom, based in Spain, operates infrastructure for wireless telecommunications in Spain, Italy, the Netherlands, France, Switzerland and elsewhere. The tower industry has been consolidating in Europe, which has led to a positive re-rating of the tower industry overall. (When the market changes its view of a company, industry or sector sufficiently to make calculation ratios, such as price/earnings ratios, substantially higher or lower, this is a re-rating.) Further, Cellnex Telecom is, in our view, well exposed to new industry entrants thereby expanding its network footprint —notably via Iliad in France and Italy. Longer term, we believe Cellnex Telecom may well be a beneficiary of rising data consumption across Europe.

Rentokil Initial, based in the U.K., is a global pest management and hygiene services company. Its stock performed well after the company reported an increase in revenue for the third quarter of 2018. This increase was partly organic and partly buoyed by further acquisitions and improvements in the French workwear market. The pest control business grew by double digits during the Reporting Period, with good performance being delivered across both developed and emerging markets. After the harsh weather conditions experienced in the first half of 2018, the company benefited from favorable weather conditions across Europe and the U.K. during the Reporting Period. This facilitated stronger revenues from wholesalers. At the end of the Reporting Period, Rentokil Initial remained a core holding in the Fund given what we see as its defensive nature as well as its potential value accretion from mergers and acquisitions, margin improvement from enhanced business synergies and better return on invested capital.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Orix JREIT, Sumitomo Mitsui Financial Group and Novartis.

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PORTFOLIO RESULTS

Orix JREIT (“Orix”) is a Japanese real estate investment trust that invests in securitized real estate products, directly investing in real estate properties, such as offices, rental housing, hotels and more. Its stock price declined during the Reporting Period primarily due to weak quarterly earnings. Orix’s quarterly earnings are generally volatile, but its fourth quarter 2018 results were lower than market expectations. Our investment thesis still hinges on the fact it is a real asset company and should not be impacted by the yield curve, i.e., changes in interest rates. Orix has sold real estate and leasing assets and has been changing its asset mix in its efforts to seek higher return on equity assets. Its management team has also been aggressively doing acquisitions. For example, during the Reporting Period, the company announced the acquisition of an aircraft division of a U.K. company. It also announced it was considering another acquisition within the social infrastructure space, such as a railway or airport. At the end of the Reporting Period, we believed the decline in Orix’s share price was temporary and so we held the position within the Fund’s portfolio.

Sumitomo Mitsui Financial Group, based in Japan, is a holding company that engages in the management of its subsidiaries, which provide financial services. Its stock underperformed the MSCI EAFE Index in line with the broad financials sector, which was impacted significantly by global long-term interest rates heading downward almost uninterruptedly since November 2018. Japanese bank stocks underperformed the broad Japanese equity market, as measured by the TOPIX, by 5.4% in November 2018 alone. Share prices fell for major international banks and major regional banks alike. All that said, following a sharp decline in price during the fourth quarter of 2018, Sumitomo Mitsui Financial Group’s stock recovered somewhat after outperforming the Index during January 2019, primarily based on the bank showing favorable progress toward full-year guidance and a solid outlook for its earnings as well.

Novartis, a new position for the Fund during the Reporting Period, is a Swiss multinational pharmaceutical company. Novartis actually outperformed the health care sector within the MSCI EAFE Index, but the sector as a whole underperformed the MSCI EAFE Index during the Reporting Period. Its stock had a solid run-up in price going into the spinoff of its eye care business, Alcon, in early April 2019, but then it pulled back sharply. Since then, the stock recovered somewhat, as the fundamentals of the business were strong as seen in its first quarter 2019 results, including strong organic top-line high single-digit growth and double-digit operating profit growth with margins ahead of market expectations and a modest guidance upgrade. At the end of the Reporting Period, we viewed Novartis as a focused innovation company with margin expansion potential driving mid-single-digit top-line and double-digit earnings per share growth. In our opinion, Novartis remained well on track on its margin trajectory and appeared to have a catalyst-heavy second half of 2019 wherein its risk/reward profile is skewed to the upside, with support from share buy-backs.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s relative results during the Reporting Period were health care, communication services and consumer discretionary, each due primarily to effective stock selection.

The sectors that detracted most from the Fund’s relative results were financials and real estate, each hurt by weak stock selection. Having no allocation to utilities, which outperformed the Index during the Reporting Period, also detracted.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, effective stock selection and allocation positioning in Japan, the U.K. and Germany boosted the Fund’s relative returns most. Conversely, having no exposure to Hong Kong, which substantially outperformed the MSCI EAFE Index during the Reporting Period, detracted most from the Fund’s relative performance during the Reporting Period. The other countries that detracted most from the Fund’s relative results during the Reporting Period were Switzerland and France, where stock selection overall hurt.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

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PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Novartis, mentioned earlier, we established a Fund position in Swiss-based multinational packaged food company Nestle during the Reporting Period. We view Nestle as a high quality and defensive business with strong competitive positioning in high growth categories, such as coffee, pet food, water and nutrition. Under the leadership of its Chief Executive Officer, in place since 2017, Nestle has seen a significant change, in our view, and improvement in its business mix by the disposing of non-core assets and the acquiring of better quality assets, like Starbucks’ packaged coffee business. This deal bode well, we believe, for faster top-line growth and margin expansion in coming years. We also observed improved corporate governance and incentive structure and leaner organization structure, which could position Nestle well in the fast-changing landscape, in our opinion. Nestle is clearly a leader in the food and beverage industry globally and, we believe, from an ESG perspective, as health, wellness and nutrition are at the core of Nestle’s product strategy.

Conversely, in addition to the sale of BTG, already mentioned, we exited the Fund’s position in British multinational telecommunications conglomerate Vodafone during the Reporting Period. We liked the company’s digital transformation, but we grew concerned about heightened competition in parts of Vodafone’s footprint. We were additionally concerned about the risk of cost escalation caused by expensive spectrum auctions and about the company’s high leverage as well.

We eliminated the Fund’s position in Rexel, a French distributor of electrical products. We continued to like the underlying improvement the company’s new management team has been delivering. However, we were more concerned about the slowing European construction backdrop and thus decided to sell the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to communication services, energy and consumer staples increased relative to the MSCI EAFE Index during the Reporting Period, while its relative exposure to health care, industrials, consumer discretionary and financials decreased.

From a country perspective, the Fund’s exposure to Japan, Switzerland, Germany and Norway increased relative to the MSCI EAFE Index, while its relative exposure to the U.K., France and Ireland decreased during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., Spain and Denmark and less exposure to Germany relative to the MSCI EAFE Index. At the end of the Reporting Period, the Fund held a neutral position relative to the MSCI EAFE Index in Japan, France, Switzerland, the Netherlands, Italy, Singapore, Sweden, Norway and New Zealand and held no exposure to the remaining components of the MSCI EAFE Index. The Fund also had a position in Taiwan, which is not a constituent of the MSCI EAFE Index.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI EAFE Index in communication services, health care, real estate, industrials and information technology at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI EAFE Index in financials, consumer discretionary, consumer staples and energy. The Fund had no exposure to the utilities and materials sectors at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

6

FUND BASICS

International Equity ESG Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	MSCI® EAFE Index[2]

Class A	11.25%	7.45%
Class C	10.83	7.45
Institutional	11.47	7.45
Service	11.19	7.45
Investor	11.44	7.45
Class P	11.47	7.45
Class R6	11.50	7.45

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-10.59%	-0.45%	7.01%	4.15%	12/1/92
Class C	-6.99	-0.07	6.83	1.76	8/15/97
Institutional	-5.00	1.07	8.05	4.01	2/7/96
Service	-5.38	0.59	7.52	3.42	3/6/96
Investor	-5.11	0.93	N/A	5.22	8/31/10
Class P	N/A	N/A	N/A	-6.90	4/16/18
Class R6	-4.95	N/A	N/A	8.39	2/26/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.24%	1.53%
Class C	1.99	2.28
Institutional	0.90	1.14
Service	1.40	1.64
Investor	0.99	1.28
Class P	0.89	1.13
Class R6	0.89	1.13

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/19[5,6]

Holding	% of Net Assets	Line of Business	Country

Novo Nordisk A/S Class B	4.8%	Pharmaceuticals, Biotechnology & Life Sciences	Denmark

Reckitt Benckiser Group plc	4.2	Household & Personal Products	United Kingdom

Klepierre SA (REIT)	4.2	Real Estate	France

Royal Dutch Shell plc Class A	4.1	Energy	Netherlands

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.8	Semiconductors & Semiconductor Equipment	Taiwan

Industria de Diseno Textil SA	3.6	Retailing	Spain

Hoya Corp.	3.4	Health Care Equipment & Services	Japan

Nidec Corp.	3.4	Capital Goods	Japan

Isuzu Motors Ltd.	3.3	Automobiles & Components	Japan
Aalberts NV	3.2	Capital Goods	Netherlands

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 8.4% of the Fund’s net assets as of 04/30/19.

8

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of April 30, 2019

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 5.6% of the Fund’s net assets at April 30, 2019.

9

PORTFOLIO RESULTS

Goldman Sachs International Equity Income Fund

Investment Objective

The Fund seeks long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs International Equity Income Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 9.50%, 9.08%, 9.64%, 9.57%, 9.68%, 9.31% and 9.75%, respectively. These returns compare to the 7.45% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the MSCI EAFE Index during the Reporting Period, attributable primarily to individual stock selection. Country allocation also contributed positively, while sector allocation detracted, albeit modestly, from relative results during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were Rio Tinto, Iberdrola and Ferrovial.

Rio Tinto is a U.K.-based international mining company. Its share price reacted strongly to the surge in iron ore prices after a disaster at a competitor’s mine in Brazil during the Reporting Period. Toward the end of the Reporting Period, the company released news of its first quarter 2019 production results, which revealed reduced iron ore shipments. The company also faced several challenges at the start of 2019, particularly from tropical cyclones, which resulted in Pilbara iron ore shipments being reduced. Pilbara iron ore shipments were down 14% in the first quarter of 2019, making the company unable to take full advantage of the iron ore price surge even though circumstances were out of its control. While we maintained the Fund’s position in Rio Tinto at the end of the Reporting Period, we intended to review Rio Tino’s prospects going forward.

Iberdrola is a Spain-based utility with high exposure to renewable assets globally. Its stock performed well during the Reporting Period, driven by strong results across its businesses. At the end of the Reporting Period, we continued to like the stock given what we feel is good visibility and growth prospects going forward. Also, global bond yields’ move lower toward the end of the Reporting Period favors stable, high dividend-yielding stocks, such as Iberdrola, in our opinion.

Ferrovial, a Spain-based company, owns infrastructure assets and also has exposure to the construction and related services businesses. Its stock performed well during the Reporting Period on the back of strong performance by its infrastructure assets, including toll roads, managed lanes and airports. Also, the company announced the potential sale of its services business, which we expect to be a positive outcome given we anticipate it to significantly reduce the volatility of its earnings and enhance investors’ ability to focus on its infrastructure assets.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Takeda Pharmaceutical, British American Tobacco and Novartis.

Takeda Pharmaceutical is a Japan-based company engaged in research and development, manufacturing, sales and marketing and import and export of pharmaceutical drugs. In March 2018, before the start of the Reporting Period, Takeda Pharmaceutical announced it was acquiring competitor Shire. Typical of any firm making a big acquisition, Takeda Pharmaceutical’s purchase of Shire could lead to write-

10

PORTFOLIO RESULTS

downs, distractions from operating cost cuts and ongoing debt management on its balance sheet. Financing activities, bond issuance and dividend payments all increased Takeda Pharmaceutical’s cash balance, and companies holding high debt following acquisitions were generally out of favor during the Reporting Period. For Takeda Pharmaceutical in particular, Shire could have additional financial costs related to fair value adjustments.

British American Tobacco is a U.K.-based tobacco company. In November 2018, the U.S. Food and Drug Administration commissioner announced it may clamp down on menthol flavored cigarettes. If implemented, this could put significant pressure on British American Tobacco’s cash flow, as menthol cigarettes in the U.S. accounts for approximately 25% of the company’s profits. Further, given its levered balance sheet, this could potentially put the company’s dividends under threat. Also, the tobacco industry broadly is undergoing a significant change, driven by new generational products (“NGPs”), like JUUL and iQOS, which, combined with harsher regulations on traditional cigarettes, could lead to faster volume declines and unsettling of existing economics within the industry. Although British American Tobacco had a reasonably diversified NGP strategy to adjust to this changing dynamic, in our view, we were no longer comfortable with the industry at large, as these disruptive trends strengthened, and we felt we saw further downside from a long-term perspective. We thus decided to sell the Fund’s position in British American Tobacco rather early in the Reporting Period.

Novartis is a Swiss multinational pharmaceutical company. Novartis actually outperformed the health care sector within the MSCI EAFE Index, but the sector as a whole underperformed the MSCI EAFE Index during the Reporting Period. Its stock had a solid run-up in price going into the spinoff of its eye care business, Alcon, in early April 2019, but then it pulled back sharply. Since then, the stock recovered somewhat, as the fundamentals of the business were strong as seen in its first quarter 2019 results, including strong organic top-line high single-digit growth and double-digit operating profit growth with margins ahead of market expectations and a modest guidance upgrade. At the end of the Reporting Period, we viewed Novartis as a focused innovation company with margin expansion potential driving mid-single-digit top-line and double-digit earnings per share growth. In our opinion, Novartis remained well on track on its margin trajectory and appeared to have a catalyst-heavy second half of 2019 wherein its risk/reward profile is skewed to the upside, with support from share buy-backs.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s performance relative to the MSCI EAFE Index were industrials, utilities and materials. Stock selection in all three sectors proved effective during the Reporting Period.

The sectors that detracted from the Fund’s results most during the Reporting Period were consumer staples, health care and information technology, where weak stock selection in each hurt. Having an overweighted allocation to health care, which underperformed the MSCI EAFE Index during the Reporting Period, and having an underweighted allocation to information technology, which outperformed the MSCI EAFE Index during the Reporting Period, also dampened the Fund’s relative results.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, effective stock selection and allocation positioning in Spain and Italy contributed most positively to the Fund’s results relative to the MSCI EAFE Index during the Reporting Period. Being underweight Japan, which underperformed the MSCI EAFE Index during the Reporting Period, also added value. Conversely, the countries that detracted most from the Fund’s relative performance were Switzerland and the U.K., where stock selection overall hurt. Having no exposure to Hong Kong, which outperformed the MSCI EAFE Index during the Reporting Period, also dampened the Fund’s relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

11

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a Fund position in DBS Group Holdings, a Singapore-based bank and financial services provider. We expect DBS Group Holdings to post stable top-line growth going forward and for its expenses and provisions to remain under control. Based on our fundamental analysis, the firm generates good capital. Also, DBS Group Holdings had increased its pay-out from 35% to 50% and offers what we consider to be an attractive dividend yield.

We initiated a Fund position in Reckitt Benckiser Group, a U.K-based consumer products manufacturer and distributor. We like the company from a long-term perspective owing to its portfolio of what we view as high quality power brands in fast growing categories, including consumer health, baby nutrition and hygiene home. Reckitt Benckiser Group missed consensus expectations in its top-line results in the third quarter of 2018 given an issue in one of its infant nutrition manufacturing facilities. Given that the problem appeared to be only a short-term one, it gave us the opportunity to establish a Fund position. The company is reviewing whether it should spin off its hygiene home division by mid-2020. If implemented, this could act, in our view, as a positive catalyst to its valuation, as investors may be able to appreciate the underlying value of both of the company’s divisions separately.

Conversely, in addition to the sale of British American Tobacco, already mentioned, we exited the Fund’s position in Swedbank, as allegations of money laundering surfaced against the Swedish bank. Swedbank was not able to provide a satisfactory response to those allegations, and so we sold the Fund’s position in its stock.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy increased relative to the MSCI EAFE Index during the Reporting Period, while its relative exposure to consumer staples decreased.

From a country perspective, the Fund’s exposure to Spain and Singapore increased relative to the MSCI EAFE Index, while its relative exposure to Sweden decreased during the Reporting Period. The Fund’s position in cash also decreased during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., Spain, Switzerland, Italy, Singapore, the Netherlands, Denmark and France relative to the MSCI EAFE Index and less exposure to Japan, Germany and Australia relative to the MSCI EAFE Index. At the end of the Reporting Period, the Fund had eliminated its position in Sweden and continued to have no exposure to several other components of the MSCI EAFE Index, including Austria, Belgium, Finland, Hong Kong, Ireland, Israel, New Zealand, Norway and Portugal. The Fund also held a position in Taiwan, which is not a component of the MSCI EAFE Index.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI EAFE Index in real estate, utilities, health care, industrials, energy and financials at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI EAFE Index in consumer discretionary, consumer staples, materials and information technology and a rather neutral position relative to the MSCI EAFE Index in communication services.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

12

FUND BASICS

International Equity Income Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	MSCI® EAFE Index[2]

Class A	9.50%	7.45%
Class C	9.08	7.45
Institutional	9.64	7.45
Investor	9.57	7.45
Class P	9.68	7.45
Class R	9.31	7.45
Class R6	9.75	7.45

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-7.58%	0.77%	7.60%	0.29%	6/25/07
Class C	-3.89	1.16	7.39	0.02	6/25/07
Institutional	-1.84	2.31	8.61	1.16	6/25/07
Investor	-1.99	2.18	8.53	0.44	11/30/07
Class P	N/A	N/A	N/A	-4.27	4/16/18
Class R	-2.50	1.65	7.93	-0.11	11/30/07
Class R6	-1.89	N/A	N/A	9.26	2/26/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.24%	1.88%
Class C	1.99	2.63
Institutional	0.85	1.49
Investor	0.99	1.63
Class P	0.84	1.48
Class R	1.49	2.13
Class R6	0.84	1.48

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/19[5]

Holding	% of Net Assets	Line of Business	Country

Royal Dutch Shell plc Class A	4.4%	Energy	Netherlands
Iberdrola SA	4.2	Utilities	Spain
Rio Tinto plc	4.2	Materials	Australia
HSBC Holdings plc	3.8	Banks	United Kingdom
Taiwan Semiconductor Manufacturing Co. Ltd.	3.4	Semiconductors & Semiconductor Equipment	Taiwan
Vinci SA	3.4	Capital Goods	France
Novo Nordisk A/S Class B	3.3	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Zurich Insurance Group AG	3.3	Insurance	Switzerland
Ferrovial SA	3.3	Capital Goods	Spain
Nestle SA (Registered)	3.2	Food, Beverage & Tobacco	Switzerland

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

14

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.7% of the Fund’s net assets at April 30, 2019.

15

FUND BASICS

Index Definition

TOPIX, or the Tokyo Stock Price Index, is a stock market index for the Tokyo Stock Exchange in Japan, tracking all domestic companies of the exchange’s First Section.

16

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 95.3%
Denmark – 4.8%
138,096	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	$6,765,952

France – 13.1%
187,047	Adevinta ASA Class B (Media & Entertainment)*	1,840,237
80,870	BNP Paribas SA (Banks)	4,304,959
165,041	Klepierre SA (REIT)	5,864,571
49,627	Publicis Groupe SA (Media & Entertainment)(a)	2,949,645
35,781	Vinci SA (Capital Goods)	3,613,746

		18,573,158

Germany – 4.6%
63,845	CTS Eventim AG & Co. KGaA (Media & Entertainment)	3,279,031
135,182	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	3,204,568

		6,483,599

Italy – 2.8%
285,301	UniCredit SpA (Banks)	3,949,737

Japan – 23.2%
68,400	Hoya Corp. (Health Care Equipment & Services)	4,830,930
325,800	Isuzu Motors Ltd. (Automobiles & Components)	4,692,415
6,000	Keyence Corp. (Technology Hardware & Equipment)	3,748,763
185,700	Mitsubishi Estate Co. Ltd. (Real Estate)	3,140,178
33,500	Nidec Corp. (Capital Goods)	4,785,096
205,200	ORIX Corp. (Diversified Financials)	2,906,829
68,700	Pigeon Corp. (Household & Personal Products)	2,941,436
114,500	Sumitomo Mitsui Financial Group, Inc. (Banks)	4,161,644
42,473	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,567,327

		32,774,618

Netherlands – 7.3%
114,213	Aalberts NV (Capital Goods)	4,493,694
183,027	Royal Dutch Shell plc Class A (Energy)	5,831,500

		10,325,194

New Zealand – 1.0%
124,939	a2 Milk Co. Ltd. (Food, Beverage & Tobacco)*	1,407,279

Singapore – 2.2%
147,880	DBS Group Holdings Ltd. (Banks)	3,075,230

Common Stocks – (continued)
Spain – 6.5%
137,607	Cellnex Telecom SA (Telecommunication Services)(b)	$4,238,854
165,655	Industria de Diseno Textil SA (Retailing)(a)	5,015,800

		9,254,654

Sweden – 2.1%
140,205	Assa Abloy AB Class B (Capital Goods)	2,997,242

Switzerland – 7.9%
320,053	Credit Suisse Group AG (Registered) (Diversified Financials)*	4,256,352
31,119	Nestle SA (Registered) (Food, Beverage & Tobacco)	2,996,064
47,058	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	3,855,937

		11,108,353

Taiwan – 3.8%
122,382	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	5,362,779

United Kingdom – 13.0%
246,590	BTG plc (Pharmaceuticals, Biotechnology & Life Sciences)*	2,686,578
124,756	Compass Group plc (Consumer Services)	2,835,544
261,186	Informa plc (Media & Entertainment)	2,655,749
72,731	Reckitt Benckiser Group plc (Household & Personal Products)	5,884,406
860,184	Rentokil Initial plc (Commercial & Professional Services)	4,383,681

		18,445,958

United States – 3.0%
58,980	Ferguson plc (Capital Goods)	4,197,364

TOTAL COMMON STOCKS
(Cost $133,900,084)		$134,721,117

Shares	Dividend Rate	Value

Investment Company(c) – 2.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,925,919	2.464%	$3,925,919
(Cost $3,925,919)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $137,826,003)		$138,647,036

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(c) – 5.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,840,580	2.464%	$7,840,580
(Cost $7,840,580)

TOTAL INVESTMENTS – 103.7%
(Cost $145,666,583)		$146,487,616

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.7)%		(5,256,666)

NET ASSETS – 100.0%		$141,230,950

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 97.7%
Australia – 6.2%
37,282	Rio Tinto plc (Materials)	$2,174,997
201,054	Sydney Airport (Transportation)	1,080,696

		3,255,693

Denmark – 3.3%
35,035	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,716,524

France – 12.9%
8,782	Gecina SA (REIT)	1,312,153
44,792	Klepierre SA (REIT)	1,591,640
14,856	Publicis Groupe SA (Media & Entertainment)(a)	882,986
13,766	Schneider Electric SE (Capital Goods)	1,165,098
17,525	Vinci SA (Capital Goods)	1,769,959

		6,721,836

Germany – 3.0%
31,734	Vonovia SE (Real Estate)	1,585,954

Italy – 4.4%
37,999	Atlantia SpA (Transportation)	1,037,400
199,598	Enel SpA (Utilities)	1,263,887

		2,301,287

Japan – 4.9%
25,800	Sumitomo Mitsui Financial Group, Inc. (Banks)	937,733
43,700	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,612,605

		2,550,338

Netherlands – 9.7%
98,598	ING Groep NV (Banks)	1,258,113
498,094	Koninklijke KPN NV (Telecommunication Services)	1,530,820
71,716	Royal Dutch Shell plc Class A (Energy)	2,284,974

		5,073,907

Singapore – 4.3%
54,300	DBS Group Holdings Ltd. (Banks)	1,129,192
209,200	Singapore Exchange Ltd. (Diversified Financials)	1,135,889

		2,265,081

Spain – 9.8%
69,057	Ferrovial SA (Capital Goods)	1,702,920
242,024	Iberdrola SA (Utilities)	2,199,367
40,832	Industria de Diseno Textil SA (Retailing)	1,236,335

		5,138,622

Switzerland – 13.2%
48,360	ABB Ltd. (Registered) (Capital Goods)*	994,703
17,334	Nestle SA (Registered) (Food, Beverage & Tobacco)	1,668,877

Common Stocks – (continued)
Switzerland – (continued)
17,558	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,438,704
80,888	UBS Group AG (Registered) (Diversified Financials)*	1,084,665
5,351	Zurich Insurance Group AG (Insurance)	1,705,728

		6,892,677

Taiwan – 3.4%
212,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,779,959

United Kingdom – 20.6%
15,628	AstraZeneca plc (Pharmaceuticals, Biotechnology & Life Sciences)	1,164,283
255,339	Aviva plc (Insurance)	1,434,017
219,656	BP plc (Energy)	1,597,273
53,850	GlaxoSmithKline plc (Pharmaceuticals, Biotechnology & Life Sciences)	1,106,253
227,324	HSBC Holdings plc (Banks)	1,980,665
12,224	Reckitt Benckiser Group plc (Household & Personal Products)	989,000
26,985	Unilever plc (Household & Personal Products)	1,635,698
476,563	Vodafone Group plc (Telecommunication Services)	883,965

		10,791,154

United States – 2.0%
14,623	Ferguson plc (Capital Goods)	1,040,659

TOTAL COMMON STOCKS
(Cost $52,265,546)		$51,113,691

Shares	Dividend Rate	Value

Investment Company(b) – 1.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
558,070	2.464%	$558,070
(Cost $558,070)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $52,823,616)		$51,671,761

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(b) – 1.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
885,480	2.464%	$885,480
(Cost $885,480)

TOTAL INVESTMENTS – 100.5%
(Cost $53,709,096)		$52,557,241

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(240,637)

NET ASSETS – 100.0%		$52,316,604

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities

April 30, 2019 (Unaudited)

	International Equity ESG Fund	International Equity Income Fund
Assets:
Investments in unaffiliated issuers, at value (cost $133,900,084 and $52,265,546)(a)	$134,721,117	$51,113,691
Investments in affiliated issuers, at value (cost $3,925,919 and $558,070)	3,925,919	558,070
Investments in affiliated securities lending reinvestment vehicle, at value (cost $7,840,580 and $885,480)	7,840,580	885,480
Cash	869,534	49,519
Foreign currencies, at value (cost $80,146 and $58,136)	79,002	57,942
Receivables:
Investments sold	1,075,398	—
Dividends	650,296	263,281
Foreign tax reclaims	648,644	321,133
Reimbursement from investment adviser	48,718	42,422
Securities lending income	2,620	1,787
Fund shares sold	1,089	2,797
Other assets	58,085	73,253
Total assets	149,921,002	53,369,375

Liabilities:
Payables:
Payable upon return of securities loaned	7,840,580	885,480
Fund shares redeemed	343,133	39,290
Investments purchased	268,581	—
Management fees	96,885	34,225
Distribution and Service fees and Transfer Agency fees	23,021	8,256
Accrued expenses	117,852	85,520
Total liabilities	8,690,052	1,052,771

Net Assets:
Paid-in capital	162,801,342	54,222,462
Total distributable earnings (loss)	(21,570,392)	(1,905,858)
NET ASSETS	$141,230,950	$52,316,604
Net Assets:
Class A	$35,210,719	$16,084,559
Class C	10,619,106	1,669,306
Institutional	7,202,054	2,444,992
Service	3,912	—
Investor	524,443	300,566
Class P	87,206,958	31,515,876
Class R	—	99,556
Class R6	463,758	201,749
Total Net Assets	$141,230,950	$52,316,604
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	1,796,544	1,272,071
Class C	582,442	149,327
Institutional	359,346	183,383
Service	190	—
Investor	26,291	23,791
Class P	4,375,468	2,369,000
Class R	—	7,836
Class R6	23,262	15,152
Net asset value, offering and redemption price per share:(b)
Class A	$19.60	$12.64
Class C	18.23	11.18
Institutional	20.04	13.33
Service	20.52	—
Investor	19.95	12.63
Class P	19.93	13.30
Class R	—	12.70
Class R6	19.94	13.31

(a)	Includes loaned securities having a market value of $7,536,642 and $835,603 for the International Equity ESG and International Equity Income Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the International Equity ESG and International Equity Income Funds is $20.74 and $13.38, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

	International Equity ESG Fund	International Equity Income Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $201,527 and $100,324)	$1,703,902	$1,047,386

Securities lending income — affiliated issuer	16,691	10,816

Dividends — affiliated issuers	8,207	1,937

Income from non-cash dividends	—	77,491

Total investment income	1,728,800	1,137,630

Expenses:

Management fees	578,552	201,183

Distribution and Service fees(a)	91,839	27,775

Professional fees	67,940	61,579

Registration fees	59,245	55,338

Custody, accounting and administrative services	56,590	49,355

Transfer Agency fees(a)	53,694	20,872

Printing and mailing costs	42,567	28,217

Trustee fees	8,099	8,010

Service share fees — Service and Shareholder Administration Plan	10	—

Other	17,212	10,569

Total expenses	975,748	462,898

Less — expense reductions	(246,963)	(209,737)

Net expenses	728,785	253,161

NET INVESTMENT INCOME	1,000,015	884,469

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(5,704,049)	(1,399,794)

Foreign currency transactions	72,480	(6,167)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	18,777,875	5,156,852

Foreign currency translation	(1,921)	(91)

Net realized and unrealized gain	13,144,385	3,750,800

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,144,400	$4,635,269

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
International Equity ESG	$41,985	$49,854	$—	$30,229	$8,974	$1,308	$335	$12,810	$—	$38
International Equity Income	19,432	8,123	220	13,992	1,462	469	319	4,528	79	23

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	International Equity ESG Fund		International Equity Income Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$1,000,015	$2,381,090	$884,469	$1,669,649

Net realized gain (loss)	(5,631,569)	6,860,608	(1,405,961)	6,688,594

Net change in unrealized gain (loss)	18,775,954	(23,508,392)	5,156,761	(11,979,956)
Net increase (decrease) in net assets resulting from operations	14,144,400	(14,266,694)	4,635,269	(3,621,713)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(465,302)	(483,063)	(1,987,104)	(311,580)

Class C Shares	(23,970)	(95,376)	(225,027)	(36,293)

Institutional Shares	(86,276)	(2,074,667)	(318,215)	(908,138)

Service Shares	(43)	(19)	—	—

Investor Shares	(5,613)	(8,008)	(47,321)	(8,463)

Class P Shares(a)	(1,603,197)	—	(3,790,562)	(252)

Class R Shares	—	—	(10,840)	(710)

Class R6 Shares	(196)	(196)	(8,522)	(1,572)

Total distributions to shareholders	(2,184,597)	(2,661,329)	(6,387,591)	(1,267,008)

From share transactions:

Proceeds from sales of shares	6,269,759	127,208,672	1,758,834	38,702,151

Reinvestment of distributions	2,160,928	2,615,810	6,309,522	1,244,540

Cost of shares redeemed	(25,989,708)	(148,504,869)	(5,614,239)	(46,358,732)

Net increase (decrease) in net assets resulting from share transactions	(17,559,021)	(18,680,387)	2,454,117	(6,412,041)

TOTAL INCREASE (DECREASE)	(5,599,218)	(35,608,410)	701,795	(11,300,762)

Net assets:
Beginning of period	146,830,168	182,438,578	51,614,809	62,915,571

End of period	$141,230,950	$146,830,168	$52,316,604	$51,614,809

(a)	Commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016		2015	2014
Per Share Data

Net asset value, beginning of period	$17.88		$19.92	$16.61	$17.98		$18.49	$20.00

Net investment income(a)	0.12		0.22	0.14	0.48	(b)	0.21	0.55	(c)

Net realized and unrealized gain (loss)	1.85		(2.01)	3.63	(1.65)		(0.16)	(1.99)

Total from investment operations	1.97		(1.79)	3.77	(1.17)		0.05	(1.44)

Distributions to shareholders from net investment income	(0.25)		(0.25)	(0.46)	(0.20)		(0.56)	(0.07)

Net asset value, end of period	$19.60		$17.88	$19.92	$16.61		$17.98	$18.49

Total return(d)	11.25%		(9.11)%	23.29%	(6.54)%		0.34%	(7.16)%

Net assets, end of period (in 000s)	$35,211		$34,602	$38,330	$38,152		$48,772	$58,368

Ratio of net expenses to average net assets	1.27	%(e)	1.29%	1.30%	1.30%		1.30%	1.33%

Ratio of total expenses to average net assets	1.65	%(e)	1.58%	1.63%	1.62%		1.64%	1.63%

Ratio of net investment income to average net assets	1.28	%(e)	1.11%	0.78%	2.86	%(b)	1.18%	2.78	%(c)

Portfolio turnover rate(f)	18%		38%	116%	78%		105%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.35 per share and 1.76% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016		2015	2014
Per Share Data

Net asset value, beginning of period	$16.49		$18.39	$15.37	$16.67		$17.18	$18.65

Net investment income(a)	0.05		0.07	0.02	0.32	(b)	0.08	0.36	(c)

Net realized and unrealized gain (loss)	1.73		(1.86)	3.35	(1.53)		(0.16)	(1.83)

Total from investment operations	1.78		(1.79)	3.37	(1.21)		(0.08)	(1.47)

Distributions to shareholders from net investment income	(0.04)		(0.11)	(0.35)	(0.09)		(0.43)	—

Net asset value, end of period	$18.23		$16.49	$18.39	$15.37		$16.67	$17.18

Total return(d)	10.83%		(9.79)%	22.40%	(7.27)%		(0.42)%	(7.83)%

Net assets, end of period (in 000s)	$10,619		$9,985	$15,681	$15,577		$18,415	$18,247

Ratio of net expenses to average net assets	2.02	%(e)	2.04%	2.05%	2.05%		2.05%	2.08%

Ratio of total expenses to average net assets	2.40	%(e)	2.33%	2.37%	2.37%		2.39%	2.38%

Ratio of net investment income to average net assets	0.55	%(e)	0.40%	0.12%	2.05	%(b)	0.44%	1.97	%(c)

Portfolio turnover rate(f)	18%		38%	116%	78%		105%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.35 per share and 1.76% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016		2015	2014
Per Share Data

Net asset value, beginning of period	$18.23		$20.30	$16.93	$18.34		$18.86	$20.39

Net investment income(a)	0.15		0.40	0.22	0.47	(b)	0.29	0.64	(c)

Net realized and unrealized gain (loss)	1.90		(2.14)	3.69	(1.60)		(0.16)	(2.02)

Total from investment operations	2.05		(1.74)	3.91	(1.13)		0.13	(1.38)

Distributions to shareholders from net investment income	(0.24)		(0.33)	(0.54)	(0.28)		(0.65)	(0.15)

Net asset value, end of period	$20.04		$18.23	$20.30	$16.93		$18.34	$18.86

Total return(d)	11.47%		(8.76)%	23.78%	(6.21)%		0.74%	(6.79)%

Net assets, end of period (in 000s)	$7,202		$6,835	$127,403	$201,746		$151,755	$170,954

Ratio of net expenses to average net assets	0.90	%(e)	0.90%	0.90%	0.90%		0.90%	0.93%

Ratio of total expenses to average net assets	1.26	%(e)	1.17%	1.22%	1.21%		1.24%	1.23%

Ratio of net investment income to average net assets	1.64	%(e)	1.94%	1.22%	2.76	%(b)	1.56%	3.17	%(c)

Portfolio turnover rate(f)	18%		38%	116%	78%		105%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.35 per share and 1.76% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Service Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016		2015	2014
Per Share Data

Net asset value, beginning of period	$18.70		$20.68	$16.79	$18.05		$18.57	$20.08

Net investment income(a)	0.12		0.22	0.13	0.47	(b)	0.14	0.52	(c)

Net realized and unrealized gain (loss)	1.93		(2.10)	3.76	(1.67)		(0.11)	(1.98)

Total from investment operations	2.05		(1.88)	3.89	(1.20)		0.03	(1.46)

Distributions to shareholders from net investment income	(0.23)		(0.10)	—	(0.06)		(0.55)	(0.05)

Net asset value, end of period	$20.52		$18.70	$20.68	$16.79		$18.05	$18.57

Total return(d)	11.19%		(9.14)%	23.17%	(6.66)%		0.19%	(7.28)%

Net assets, end of period (in 000s)	$4		$4	$4	$32		$37	$332

Ratio of net expenses to average net assets	1.36	%(e)	1.34%	1.39%	1.41%		1.40%	1.43%

Ratio of total expenses to average net assets	1.72	%(e)	1.58%	1.66%	1.72%		1.73%	1.73%

Ratio of net investment income to average net assets	1.24	%(e)	1.07%	0.71%	2.77	%(b)	0.76%	2.62	%(c)

Portfolio turnover rate(f)	18%		38%	116%	78%		105%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.35 per share and 1.76% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Investor Shares(a)
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016		2015	2014
Per Share Data

Net asset value, beginning of period	$18.20		$20.23	$16.86	$18.25		$18.76	$20.29

Net investment income(b)	0.16		0.24	0.27	0.45	(c)	0.26	0.75	(d)

Net realized and unrealized gain (loss)	1.87		(2.02)	3.60	(1.60)		(0.17)	(2.14)

Total from investment operations	2.03		(1.78)	3.87	(1.15)		0.09	(1.39)

Distributions to shareholders from net investment income	(0.28)		(0.25)	(0.50)	(0.24)		(0.60)	(0.14)

Net asset value, end of period	$19.95		$18.20	$20.23	$16.86		$18.25	$18.76

Total return(e)	11.44%		(8.92)%	23.63%	(6.34)%		0.56%	(6.90)%

Net assets, end of period (in 000s)	$524		$421	$1,009	$749		$1,268	$2,253

Ratio of net expenses to average net assets	1.02	%(f)	1.04%	1.05%	1.05%		1.05%	1.07%

Ratio of total expenses to average net assets	1.40	%(f)	1.34%	1.39%	1.36%		1.39%	1.38%

Ratio of net investment income to average net assets	1.74	%(f)	1.20%	1.50%	2.62	%(c)	1.38%	3.73	%(d)

Portfolio turnover rate(g)	18%		38%	116%	78%		105%	121%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(d)	Reflects income recognized from a corporate action which amounted to $0.35 per share and 1.76% of average net assets.
(e)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)		For the period April 16, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$18.23		$20.84

Net investment income(a)	0.15		0.06

Net realized and unrealized gain (loss)	1.88		(2.67)

Total from investment operations	2.03		(2.61)

Distributions to shareholders from net investment income	(0.33)		—

Net asset value, end of period	$19.93		$18.23

Total return(b)	11.47%		(12.52)%

Net assets, end of period (in 000s)	$87,207		$94,972

Ratio of net expenses to average net assets	0.89	%(c)	0.89	%(c)

Ratio of total expenses to average net assets	1.25	%(c)	1.22	%(c)

Ratio of net investment income to average net assets	1.63	%(c)	0.59	%(c)

Portfolio turnover rate(d)	18%		38%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,		For the period February 26, 2016* to October 31, 2016
			2018	2017
Per Share Data

Net asset value, beginning of period	$18.23		$20.30	$16.93	$15.87

Net investment income(a)	0.26		0.31	0.22	0.21	(b)

Net realized and unrealized gain (loss)	1.78		(2.05)	3.69	0.85

Total from investment operations	2.04		(1.74)	3.91	1.06

Distributions to shareholders from net investment income	(0.33)		(0.33)	(0.54)	—

Net asset value, end of period	$19.94		$18.23	$20.30	$16.93

Total return(c)	11.50%		(8.74)%	23.80%	6.68%

Net assets, end of period (in 000s)	$464		$11	$12	$11

Ratio of net expenses to average net assets	0.89	%(d)	0.89%	0.89%	0.89	%(d)

Ratio of total expenses to average net assets	1.28	%(d)	1.18%	1.22%	1.19	%(d)

Ratio of net investment income to average net assets	2.83	%(d)	1.53%	1.21%	1.83	%(b)(d)

Portfolio turnover rate(e)	18%		38%	116%	78%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$13.25		$14.50	$11.99	$12.95	$13.52	$13.81

Net investment income(a)	0.20		0.37	0.17	0.18	0.15	0.45	(b)

Net realized and unrealized gain (loss)	0.84		(1.36)	2.58	(1.04)	(0.23)	(0.63)

Total from investment operations	1.04		(0.99)	2.75	(0.86)	(0.08)	(0.18)

Distributions to shareholders from net investment income	(0.36)		(0.26)	(0.24)	(0.10)	(0.49)	(0.11)

Distributions to shareholders from net realized gains	(1.29)		—	—	—	—	—

Total distributions	(1.65)		(0.26)	(0.24)	(0.10)	(0.49)	(0.11)

Net asset value, end of period	$12.64		$13.25	$14.50	$11.99	$12.95	$13.52

Total return(c)	9.50%		(6.98)%	23.38%	(6.69)%	(0.57)%	(1.41)%

Net assets, end of period (in 000s)	$16,085		$15,844	$17,937	$18,301	$23,111	$22,384

Ratio of net expenses to average net assets	1.24	%(d)	1.26%	1.30%	1.30%	1.30%	1.33%

Ratio of total expenses to average net assets	2.08	%(d)	1.90%	1.88%	1.76%	1.82%	1.77%

Ratio of net investment income to average net assets	3.29	%(d)	2.54%	1.32%	1.47%	1.11%	3.21	%(b)

Portfolio turnover rate(e)	6%		87%	32%	68%	83%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.33 per share and 2.32% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$11.88		$12.98	$10.75	$11.62	$12.17	$12.45

Net investment income(a)	0.14		0.25	0.07	0.08	0.04	0.31	(b)

Net realized and unrealized gain (loss)	0.74		(1.22)	2.31	(0.94)	(0.20)	(0.57)

Total from investment operations	0.88		(0.97)	2.38	(0.86)	(0.16)	(0.26)

Distributions to shareholders from net investment income	(0.29)		(0.13)	(0.15)	(0.01)	(0.39)	(0.02)

Distributions to shareholders from net realized gains	(1.29)		—	—	—	—	—

Total distributions	(1.58)		(0.13)	(0.15)	(0.01)	(0.39)	(0.02)

Net asset value, end of period	$11.18		$11.88	$12.98	$10.75	$11.62	$12.17

Total return(c)	9.08%		(7.59)%	22.44%	(7.37)%	(1.33)%	(2.10)%

Net assets, end of period (in 000s)	$1,669		$1,673	$3,770	$3,974	$4,841	$4,873

Ratio of net expenses to average net assets	1.99	%(d)	2.01%	2.05%	2.05%	2.05%	2.08%

Ratio of total expenses to average net assets	2.83	%(d)	2.63%	2.63%	2.51%	2.57%	2.52%

Ratio of net investment income to average net assets	2.52	%(d)	1.89%	0.58%	0.74%	0.35%	2.44	%(b)

Portfolio turnover rate(e)	6%		87%	32%	68%	83%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.33 per share and 2.32% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$13.88		$15.20	$12.56	$13.56	$14.13	$14.44

Net investment income(a)	0.22		0.49	0.23	0.23	0.20	0.52	(b)

Net realized and unrealized gain (loss)	0.90		(1.46)	2.70	(1.08)	(0.23)	(0.67)

Total from investment operations	1.12		(0.97)	2.93	(0.85)	(0.03)	(0.15)

Distributions to shareholders from net investment income	(0.38)		(0.35)	(0.29)	(0.15)	(0.54)	(0.16)

Distributions to shareholders from net realized gains	(1.29)		—	—	—	—	—

Total distributions	(1.67)		(0.35)	(0.29)	(0.15)	(0.54)	(0.16)

Net asset value, end of period	$13.33		$13.88	$15.20	$12.56	$13.56	$14.13

Total return(c)	9.64%		(6.59)%	23.88%	(6.31)%	(0.15)%	(1.05)%

Net assets, end of period (in 000s)	$2,445		$2,666	$40,667	$42,191	$45,795	$45,118

Ratio of net expenses to average net assets	0.85	%(d)	0.87%	0.90%	0.90%	0.90%	0.93%

Ratio of total expenses to average net assets	1.68	%(d)	1.42%	1.49%	1.36%	1.42%	1.37%

Ratio of net investment income to average net assets	3.48	%(d)	3.19%	1.71%	1.84%	1.47%	3.55	%(b)

Portfolio turnover rate(e)	6%		87%	32%	68%	83%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.33 per share and 2.32% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Investor Shares(a)
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$13.25		$14.51	$12.00	$12.97	$13.55	$13.84

Net investment income(b)	0.21		0.40	0.24	0.21	0.15	0.40	(c)

Net realized and unrealized gain (loss)	0.84		(1.35)	2.54	(1.04)	(0.20)	(0.56)

Total from investment operations	1.05		(0.95)	2.78	(0.83)	(0.05)	(0.16)

Distributions to shareholders from net investment income	(0.38)		(0.31)	(0.27)	(0.14)	(0.53)	(0.13)

Distributions to shareholders from net realized gains	(1.29)		—	—	—	—	—

Total distributions	(1.67)		(0.31)	(0.27)	(0.14)	(0.53)	(0.13)

Net asset value, end of period	$12.63		$13.25	$14.51	$12.00	$12.97	$13.55

Total return(d)	9.57%		(6.74)%	23.75%	(6.43)%	(0.32)%	(1.14)%

Net assets, end of period (in 000s)	$301		$349	$426	$471	$355	$128

Ratio of net expenses to average net assets	0.99	%(e)	1.01%	1.05%	1.05%	1.05%	1.07%

Ratio of total expenses to average net assets	1.83	%(e)	1.65%	1.64%	1.51%	1.56%	1.52%

Ratio of net investment income to average net assets	3.48	%(e)	2.78%	1.85%	1.71%	1.17%	2.86	%(c)

Portfolio turnover rate(f)	6%		87%	32%	68%	83%	89%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from a corporate action which amounted to $0.33 per share and 2.32% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)		For the period April 16, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$13.86		$15.62

Net investment income(a)	0.24		0.16

Net realized and unrealized gain (loss)	0.88		(1.84)

Total from investment operations	1.12		(1.68)

Distributions to shareholders from net investment income	(0.39)		(0.08)

Distributions to shareholders from net realized gains	(1.29)		—

Total distributions	(1.68)		(0.08)

Net asset value, end of period	$13.30		$13.86

Total return(b)	9.68%		(10.76)%

Net assets, end of period (in 000s)	$31,516		$30,930

Ratio of net expenses to average net assets	0.84	%(c)	0.84	%(c)

Ratio of total expenses to average net assets	1.68	%(c)	1.84	%(c)

Ratio of net investment income to average net assets	3.69	%(c)	2.00	%(c)

Portfolio turnover rate(d)	6%		87%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class R Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$13.32		$14.59	$12.08	$13.00	$13.57	$13.88

Net investment income(a)	0.19		0.34	0.14	0.12	0.11	0.41	(b)

Net realized and unrealized gain (loss)	0.84		(1.37)	2.59	(1.01)	(0.23)	(0.63)

Total from investment operations	1.03		(1.03)	2.73	(0.89)	(0.12)	(0.22)

Distributions to shareholders from net investment income	(0.36)		(0.24)	(0.22)	(0.03)	(0.45)	(0.09)

Distributions to shareholders from net realized gains	(1.29)		—	—	—	—	—

Total distributions	(1.65)		(0.24)	(0.22)	(0.03)	(0.45)	(0.09)

Net asset value, end of period	$12.70		$13.32	$14.59	$12.08	$13.00	$13.57

Total return(c)	9.31%		(7.19)%	22.99%	(6.87)%	(0.84)%	(1.58)%

Net assets, end of period (in 000s)	$100		$84	$44	$28	$17	$17

Ratio of net expenses to average net assets	1.49	%(d)	1.51%	1.55%	1.55%	1.55%	1.58%

Ratio of total expenses to average net assets	2.33	%(d)	2.18%	2.12%	2.01%	2.07%	2.02%

Ratio of net investment income to average net assets	3.11	%(d)	2.38%	1.05%	0.99%	0.86%	2.92	%(b)

Portfolio turnover rate(e)	6%		87%	32%	68%	83%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.33 per share and 2.32% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,		For the period February 26, 2016* to October 31, 2016
			2018	2017
Per Share Data

Net asset value, beginning of period	$13.87		$15.20	$12.56	$11.85

Net investment income(a)	0.30		0.45	0.16	0.20

Net realized and unrealized gain (loss)	0.82		(1.43)	2.77	0.51

Total from investment operations	1.12		(0.98)	2.93	0.71

Distributions to shareholders from net investment income	(0.39)		(0.35)	(0.29)	—

Distributions to shareholders from net realized gains	(1.29)		—	—	—

Total distributions	(1.68)		(0.35)	(0.29)	—

Net asset value, end of period	$13.31		$13.87	$15.20	$12.56

Total return(b)	9.75%		(6.62)%	23.91%	5.99%

Net assets, end of period (in 000s)	$202		$68	$72	$11

Ratio of net expenses to average net assets	0.84	%(c)	0.86%	0.89%	0.89	%(c)

Ratio of total expenses to average net assets	1.71	%(c)	1.51%	1.43%	1.35	%(c)

Ratio of net investment income to average net assets	4.65	%(c)	2.99%	1.16%	2.33	%(c)

Portfolio turnover rate(d)	6%		87%	32%	68%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements

April 30, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
International Equity ESG	A, C, Institutional, Service, Investor, P and R6	Diversified
International Equity Income	A, C, Institutional, Investor, P, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not

38

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
International Equity ESG	Annually	Annually
International Equity Income	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

39

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of April 30, 2019:

INTERNATIONAL EQUITY ESG

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$5,362,779	$35,849,848	$—

Australia and Oceania	—	1,407,279	—

Europe	—	87,903,847	—

North America	—	4,197,364	—

Investment Company	3,925,919	—	—

Securities Lending Reinvestment Vehicle	7,840,580	—	—

Total	$17,129,278	$129,358,338	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

40

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$6,595,378	$—

Australia and Oceania	—	3,255,693	—

Europe	—	40,221,961	—

North America	—	1,040,659	—

Investment Company	558,070	—	—

Securities Lending Reinvestment Vehicle	885,480	—	—

Total	$1,443,550	$51,113,691	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
International Equity ESG	0.85%	0.77%	0.73%	0.71%	0.70%	0.85%	0.85%
International Equity Income	0.80	0.72	0.68	0.67	0.66	0.80	0.80

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The International Equity ESG and International Equity Income Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser of the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended April 30, 2019, GSAM waived $572 and $142 of the International Equity ESG and International Equity Income Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These

41

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2019, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
International Equity ESG	$403	$148
International Equity Income	277	24

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and/or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Effective February 28, 2019, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the International Equity ESG Fund through at least February 28, 2020, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the

42

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Funds are 0.014%. These Other Expense limitations will remain in place through at least February 28, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Transfer Agency Waiver/Credits	Other Expense Reimbursement	Total Expense Reductions
International Equity ESG	$572	$442	$3,830	$242,119	$246,963
International Equity Income	142	46	—	209,549	209,737

G.  Line of Credit Facility — As of April 30, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2019:

Fund	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2019	Shares as of April 30, 2019	Dividend Income from Affiliated Investment Company
International Equity ESG	$ 5,551,407	$11,199,090	$(12,824,578)	$3,925,919	3,925,919	$8,207
International Equity Income	633,777	1,778,596	(1,854,303)	558,070	558,070	1,937

As of April 30, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 32% of the Service Shares of the International Equity ESG Fund and approximately 10% and 7% of the Class R and Class R6 Shares, respectively, of the International Equity Income Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2019, were as follows:

Fund	Purchases	Sales and Maturities
International Equity ESG	$24,382,996	$40,950,351
International Equity Income	2,852,950	5,314,937

43

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2019 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2019, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended April 30, 2019
Fund	Earnings of GSAL Relating to Securites Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
International Equity ESG	$1,850	$1,264
International Equity Income	1,208	1,133

44

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

6. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended April 30, 2019:

Fund	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2019
International Equity ESG	$9,909,535	$26,167,265	$(28,236,220)	$7,840,580
International Equity Income	61	8,171,600	(7,286,181)	885,480

7. TAX INFORMATION

As of the Funds’ most recent fiscal year ended, October 31, 2018, the Funds’ capital loss carryforwards on a tax basis were as follows:

	International Equity ESG	International Equity Income
Capital loss carryforwards:
Expiring 2019(1)	$(9,250,431)	$—
Perpetual Long-term	(7,802,470)	—
Total capital loss carryforwards	$(17,052,901)	$—

(1)	Expiration occurs on October 31 of the year indicated.

As of April 30, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	International Equity ESG	International Equity Income
Tax cost	$146,350,168	$53,732,524
Gross unrealized gain	12,313,395	3,079,199
Gross unrealized loss	(12,175,947)	(4,254,482)
Net unrealized gain/loss	$137,448	$(1,175,283)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

ESG Standards Risk — The International Equity ESG’s adherence to its environmental, social and governance (“ESG”) criteria and the application of GSAM’s supplemental ESG analysis when selecting investments may affect the Fund’s exposure to certain companies, sectors, regions, and countries and may affect the Fund’s performance depending on whether such investments are in or out of favor. For example, the Fund will not seek to invest in companies that GSAM believes have adverse social or environmental impacts (i.e., gambling, alcohol, tobacco, coal or weapons companies), and the Fund will not seek to invest in companies that GSAM believes show inadequate governance standards (e.g., certain state-owned enterprises).

45

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

8. OTHER RISKS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Issuer Concentration Risk — The Funds may invest in a relatively small number of issuers. As a result, they may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Funds may affect the overall value of the Funds more than it would affect a mutual fund that holds more investments. In particular, the Funds may be more susceptible to adverse developments affecting any single issuer in the Funds and may be susceptible to greater losses because of these developments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to

46

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

8. OTHER RISKS (continued)

remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

47

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	International Equity ESG Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	43,655	$779,765	267,185	$5,266,595
Reinvestment of distributions	27,075	449,717	23,108	466,316
Shares redeemed	(209,725)	(3,776,361)	(279,337)	(5,634,214)
	(138,995)	(2,546,879)	10,956	98,697
Class C Shares
Shares sold	32,025	537,414	61,838	1,165,128
Reinvestment of distributions	1,542	23,885	5,040	94,404
Shares redeemed	(56,754)	(950,889)	(314,115)	(5,699,946)
	(23,187)	(389,590)	(247,237)	(4,440,414)
Institutional Shares
Shares sold	69,804	1,301,138	221,300	4,597,446
Reinvestment of distributions	4,615	78,277	99,798	2,046,867
Shares redeemed	(89,988)	(1,642,470)	(6,221,940)	(125,598,741)
	(15,569)	(263,055)	(5,900,842)	(118,954,428)
Service Shares
Reinvestment of distributions	2	43	1	19
	2	43	1	19
Investor Shares
Shares sold	13,381	260,605	6,936	142,346
Reinvestment of distributions	332	5,613	391	8,008
Shares redeemed	(10,538)	(198,236)	(34,100)	(697,632)
	3,175	67,982	(26,773)	(547,278)
Class P Shares(a)
Shares sold	166,412	2,962,376	5,763,403	116,037,157
Reinvestment of distributions	95,089	1,603,197	—	—
Shares redeemed	(1,096,038)	(19,399,968)	(553,398)	(10,874,338)
	(834,537)	(14,834,395)	5,210,005	105,162,819
Class R6 Shares
Shares sold	23,766	428,461	—	—
Reinvestment of distributions	12	196	10	196
Shares redeemed	(1,116)	(21,784)	—	2
	22,662	406,873	10	198

NET DECREASE	(986,449)	$(17,559,021)	(953,880)	$(18,680,387)

(a)	Commenced operations on April 16, 2018.

48

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Income Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	43,089	$519,006	162,960	$2,316,790
Reinvestment of distributions	167,381	1,917,576	20,777	301,377
Shares redeemed	(134,080)	(1,639,242)	(225,177)	(3,267,638)
	76,390	797,340	(41,440)	(649,471)
Class C Shares
Shares sold	8,414	89,686	24,359	316,316
Reinvestment of distributions	21,731	220,806	2,739	35,903
Shares redeemed	(21,737)	(232,256)	(176,575)	(2,245,497)
	8,408	78,236	(149,477)	(1,893,278)
Institutional Shares
Shares sold	29,261	375,111	90,067	1,387,522
Reinvestment of distributions	26,135	315,581	59,163	896,435
Shares redeemed	(64,122)	(796,278)	(2,632,812)	(39,748,150)
	(8,726)	(105,586)	(2,483,582)	(37,464,193)
Investor Shares
Shares sold	5,117	67,124	8,760	123,415
Reinvestment of distributions	4,131	47,321	584	8,463
Shares redeemed	(11,820)	(148,245)	(12,342)	(177,325)
	(2,572)	(33,800)	(2,998)	(45,447)
Class P Shares(a)
Shares sold	44,041	548,140	2,293,515	34,495,583
Reinvestment of distributions	314,791	3,790,562	17	252
Shares redeemed	(221,293)	(2,761,971)	(62,071)	(903,725)
	137,539	1,576,731	2,231,461	33,592,110
Class R Shares
Shares sold	1,154	14,040	3,962	54,769
Reinvestment of distributions	794	9,154	37	538
Shares redeemed	(413)	(4,951)	(705)	(9,990)
	1,535	18,243	3,294	45,317
Class R6 Shares
Shares sold	11,918	145,727	506	7,756
Reinvestment of distributions	707	8,522	104	1,572
Shares redeemed	(2,388)	(31,296)	(421)	(6,407)
	10,237	122,953	189	2,921

NET INCREASE (DECREASE)	222,811	$2,454,117	(442,553)	$(6,412,041)

(a)	Commenced operations on April 16, 2018.

49

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	International Equity ESG Fund				International Equity Income Fund
Share Class	Beginning Account Value 11/01/18	Ending Account Value 4/30/19		Expenses Paid for the 6 Months Ended 4/30/19*	Beginning Account Value 11/01/18	Ending Account Value 4/30/19		Expenses Paid for the 6 Months Ended 4/30/19*
Class A
Actual	$1,000	$1,112.50		$6.65	$1,000	$1,095.00		$6.44
Hypothetical 5% return	1,000	1,018.50	+	6.36	1,000	1,018.65	+	6.21
Class C
Actual	1,000	1,108.30		10.56	1,000	1,090.80		10.32
Hypothetical 5% return	1,000	1,014.78	+	10.09	1,000	1,014.93	+	9.94
Institutional
Actual	1,000	1,114.70		4.72	1,000	1,096.40		4.42
Hypothetical 5% return	1,000	1,020.33	+	4.51	1,000	1,020.58	+	4.26
Service
Actual	1,000	1,111.90		7.12	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,018.05	+	6.81	N/A	N/A		N/A
Investor
Actual	1,000	1,114.40		5.35	1,000	1,095.70		5.14
Hypothetical 5% return	1,000	1,019.74	+	5.11	1,000	1,019.89	+	4.96
Class P
Actual	1,000	1,114.70		4.67	1,000	1,096.80		4.37
Hypothetical 5% return	1,000	1,020.38	+	4.46	1,000	1,020.63	+	4.21
Class R
Actual	N/A	N/A		N/A	1,000	1,093.10		7.73
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.41	+	7.45
Class R6
Actual	1,000	1,115.00		4.67	1,000	1,097.50		4.37
Hypothetical 5% return	1,000	1,020.38	+	4.46	1,000	1,020.63	+	4.21

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
International Equity ESG	1.27%	2.02%	0.90%	1.36%	1.02%	0.89%	N/A	0.89%
International Equity Income	1.24	1.99	0.85	N/A	0.99	0.84	1.49%	0.84

50

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.38 trillion in assets under supervision as of March 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of April 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 168465-OTU-997358 EQINTSAR-19

Goldman Sachs Funds

Semi-Annual Report	April 30, 2019

International Equity Insights Funds
Emerging Markets Equity Insights
International Equity Insights
International Small Cap Insights

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs International Equity

Insights Funds

∎	EMERGING MARKETS EQUITY INSIGHTS

∎	INTERNATIONAL EQUITY INSIGHTS

∎	INTERNATIONAL SMALL CAP INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs’ International Equity Insights Investment Process

∎	Comprehensive – We forecast returns on over 8,000 international stocks and 43 equity markets on a daily basis.

∎	Rigorous – We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

∎	Objective – Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

∎	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

∎	We use proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

∎	Blend top-down market views with bottom-up stock selection.

∎	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

∎

Achieve excess returns by taking many small diversified stock positions. Additionally, in the Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs International Equity Insights Fund we take intentional country bets.

1

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the Six-Month Period Ended April 30, 2019

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the six-month period ended April 30, 2019 (the “Reporting Period”).

Within our Sentiment Analysis investment theme, we enhanced existing signals that use machine learning to help understand sell-side analyst sentiment. In the Japan region, we added a signal that uses consumer and retailer activity data to predict the sales of retailers and consumer goods companies. We extended an existing market sentiment signal to the U.K. investment region; the signal examines institutional investor activity to extract conviction positions. In addition, within our High Quality Business Models and Sentiment Analysis investment themes, we extended a suite of signals to the Japan region that use natural language processing on Japanese regulatory filings.

2

MARKET REVIEW

Goldman Sachs International Equity

Insights Funds

Market Review

During the six-month period ended April 30, 2019 (the “Reporting Period”), international equities and emerging markets equities generated positive returns. Emerging markets equities generally outperformed international equities.

Emerging Markets Equities

Emerging markets equities rallied during the Reporting Period, with the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “MSCI EM Index”) posting a return of 13.76%.1

Following a challenging October 2018, emerging markets equities saw a brief reprieve as the Reporting Period began in November 2018 on dovish comments from U.S. Federal Reserve (“Fed”) Chair Jerome Powell, an accommodative stance by Chinese policymakers toward the private corporate sector and seemingly encouraging progress toward China-U.S. trade talks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) However, the relief rally proved short-lived, as investors were unnerved in December 2018 by the arrest of a Chinese technology executive, a partial U.S. federal government shutdown and the U.S. President’s criticism of Fed Chair Powell. Emerging markets stocks also fell sharply on trade war escalations between the U.S. and China as well as on political uncertainty — and in a delayed response to an earlier sell-off, or rise, in global interest rates. Though posting negative absolute returns, emerging markets equities outperformed their developed markets counterparts on a relative basis both for the month of December and for the fourth calendar quarter overall.

The U.S. federal government shutdown and decelerating emerging market demand were headwinds in January 2019, but emerging markets equities were buoyed by easing trade tensions between the U.S. and China as well as by a dovish U.S. Fed. China’s fourth quarter 2018 Gross Domestic Product (“GDP”) grew at a 6.4% year-over-year rate, in line with consensus expectations, and its industrial production for December 2018 beat consensus expectations at a 5.7% year-over-year growth rate. However, growth in Chinese exports and imports declined 4.4% and 7.6% year-over-year, respectively, in December 2018, below consensus expectations for a 2.0% and 4.5% increase, respectively. Consistent with tariff measures, U.S.-bound exports from China showed the sharpest deceleration. That said, headlines pointed to promising progress toward U.S.-China trade talks. Latin American equities outperformed broader emerging markets equities in January 2019, led by Brazil, where sentiment was boosted by the inauguration of its new government. Indian equities underperformed emerging markets equities broadly, facing deteriorating investor sentiment from a mixed corporate earnings season, uncertainty from the country’s then-upcoming elections and its budget, a weaker macroeconomic backdrop, and concerns about corporate governance.

Emerging markets equities recorded a modest gain in February 2019, taking a pause after the January rally. However, some countries remained in full sprint, reminding investors of emerging markets’ high degree of heterogeneity, or diversity. China’s equity market, in particular, continued its strong performance, benefiting from seeming progress in U.S.-China trade negotiations, faster than consensus expected policy easing and positive corporate earnings results. Corporate earnings, in general, with a significant share of emerging markets companies having reported, were another cue for investors not to tar the whole of emerging markets with the same brush. While the emerging markets saw some downward revisions at

[1]	All Index returns are expressed in U.S. dollar terms.

3

MARKET REVIEW

the aggregate level in the first two months of 2019, China, Brazil and India kept showing attractive earnings per share growth estimates for 2019. However, despite solid fundamentals, Indian equities were still held back by uncertainty around then-upcoming elections and investor concerns about corporate governance.

In March 2019, emerging markets equites posted another modest gain, as three major headwinds subsided. First, on trade, markets perceived progressing negotiations between the U.S. and China as constructive, decreasing some of the volatility previously caused by tariff uncertainty. Subsequently, China’s equity market regained some of its trade-related losses from the 2018 calendar year. Second, financial conditions became more supportive, with the Fed taking a pause in its interest rate hiking cycle. Third, macroeconomic data releases showed emerging markets GDP growth returning to above-trend levels, while some developed markets countries saw their economic growth forecasts revised downwards, though symptoms of a possible recession in the U.S. and other developed markets countries remained scarce. The healthy macroeconomic diagnosis for emerging markets generally was complemented by solid fundamentals, as markets expected 2019 earnings in the emerging markets to grow more than twice as much as in the U.S.2 Despite the broader recovery, investors remained cautious about Indian equities, with that country’s general elections scheduled to commence in April 2019. Investors also remained cautious around Turkish markets, which were rattled by the overall economic downturn and by municipal elections at the end of March 2019.

Emerging markets equities notched solidly positive returns in April 2019, underpinned by robust fundamentals and supportive financial conditions, as the Fed maintained its pause in increasing U.S. interest rates. Positive surprises on released macroeconomic data further drove consensus expectations for emerging markets corporate earnings growth, forecasting emerging markets to outpace both the U.S. and developed markets in 2019 and in 2020. Also, valuations stayed below their historical averages, and emerging markets equities ended April 2019 trading at a steep 28% discount to U.S. equities and at a 22% discount to developed markets equities, respectively.3 Investors stayed cautious about Indian equities, as its general elections got underway, scheduled to come to a close in late May 2019. Brazil also caused some concern for investors, with its political climate drawing some attention after reports of disagreements between its President and its House Speaker.

For the Reporting Period as a whole, consumer discretionary, real estate and communication services were the strongest sectors in the MSCI EM Index. Still posting positive absolute returns but lagging the MSCI EM Index most during the Reporting Period were the health care, materials and energy sectors.

From a country perspective, Egypt was the best performing individual constituent of the MSCI EM Index for the Reporting Period, followed by South Africa, China, Indonesia and India, each of which posted a robust double-digit absolute gain. Conversely, Pakistan was by far the weakest individual country constituent of the MSCI EM Index, posting a double-digit decline during the Reporting Period, followed by Malaysia, which generated a more modest decline. Turkey, the Czech Republic and Chile eked out modestly positive returns but were also among the weakest constituents of the MSCI EM Index during the Reporting Period.

[2]	Source: IBES via DataStream, as of March 29, 2019.

[3]	Source: IBES via DataStream, as of April 29, 2019.

4

MARKET REVIEW

International Equities

International equities advanced during the Reporting Period, with the MSCI Europe, Australasia, Far East (EAFE) Standard Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) recording a return of 7.45%.1

When the Reporting Period began in November 2018, international equities gained on dovish comments from Fed Chair Powell, an accommodative stance by Chinese policymakers toward the private corporate sector and seemingly encouraging progress toward China-U.S. trade talks. However, international equities then plunged in December on renewed investor risk aversion triggered by the arrest of a Chinese technology executive, a partial U.S. federal government shutdown and the U.S. President’s criticism of Fed Chair Powell. International stocks also fell sharply on trade war escalations between the U.S. and China as well as on political uncertainty — and in a delayed response to an earlier sell-off, or increase, in global interest rates. Political uncertainty remained elevated in Europe, particularly surrounding the Italian fiscal budget and ongoing Brexit negotiations. (Brexit indicates the U.K.’s path out of the European Union.)

During the first quarter of 2019, international equities posted strongly positive returns, rebounding from previous losses across all regions. The Fed maintained its dovish stance amidst slower global economic growth, and significant progress appeared to be made in the trade talks between China and the U.S., paving the way for a potential resolution. European equities remained resilient, despite the overhang of Brexit and slowing economic data. Japanese equities gained during the first calendar quarter, as fears around the extent of the global economic growth slowdown eased and the Japanese yen gradually weakened.

In April 2019, international equities continued to rally. European equity markets broke records for calm and quiet trading periods, with little variation through the month, and remained resilient despite the persistent overhang of Brexit and slowing economic data. Japanese equities gained against a similar backdrop as dominated in the first quarter of 2019. The Fed maintained its dovish stance amidst slower economic growth, and the European Central Bank extended its forward guidance to confirm its interest rates would remain “unchanged through 2019.”

For the Reporting Period as a whole, information technology, real estate, utilities and industrials were the strongest performing sectors in the MSCI EAFE Index, each producing a positive double-digit absolute return. The weakest performing sector in the MSCI EAFE Index and the only one to post a negative absolute return during the Reporting Period was energy. Health care, communication services, financials and consumer discretionary generated solidly positive absolute returns but also lagged the MSCI EAFE Index during the Reporting Period.

From a country perspective, Hong Kong, New Zealand, the Netherlands and Singapore were the strongest performing constituents of the MSCI EAFE Index during the Reporting Period, each posting strong double-digit gains. Norway and Austria were the weakest individual country constituents of the MSCI EAFE Index and the only markets to post negative absolute returns. Japan, Finland, Israel and Germany each generated positive absolute returns but also significantly lagged the MSCI EAFE Index during the Reporting Period.

5

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with what we view as sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

Please note that effective after the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media. These changes were implemented in the MSCI Equity Indexes in one step as part of its November 2018 Semi-Annual Index Review.

6

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity

Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Emerging Markets Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 9.93%, 9.55%, 10.16%, 10.04%, 10.21%, 9.76% and 10.19%, respectively. These returns compare to the 13.76% cumulative total return of the Fund’s benchmark, the MSCI Emerging Markets Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. To manage the Fund, we use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, the Fund underperformed the Index, with our stock selection strategy detracting from performance. Our country/currency strategy added to relative returns.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes — Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends — detracted from the Fund’s relative performance. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

7

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection hindered the Fund’s relative performance, with investments in the consumer staples sector detracting most. Selection within the energy and materials sectors also had a negative impact on results. On the positive side, the Fund was aided by stock selection in the real estate, information technology and utilities sectors during the Reporting Period.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was hurt by its overweights relative to the Index in China Petroleum & Chemical (“Sinopec”), a Chinese oil and gas enterprise; President Chain Store, a Taiwan-based convenience store company; and PetroChina, a Chinese oil and gas company. Our decision to overweight Sinopec was mainly due to our High Quality Business Models investment theme. Largely because of our Market Themes & Trends and High Quality Business Models investment themes, the Fund was overweight President Chain Store. The Fund’s overweight in PetroChina was primarily a result of our High Quality Business Models investment theme.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund was helped by its underweight positions in Vale, a Brazilian metals and mining company and logistics operator; Petroleo Brasileiro (“Petrobras”), a Brazilian petroleum company; and Baidu, a Chinese artificial intelligence and Internet company. The underweights in Vale and Baidu were driven mainly by our Market Themes & Trends and Fundamental Mispricings investment themes. An underweight in Petrobras was established primarily because of our Fundamental Mispricings investment theme.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy added to the Fund’s relative returns. During the Reporting Period, the Fund benefited from its underweights versus the Index in Malaysia and Qatar. An overweight position in China also contributed positively. Conversely, the Fund was hurt by its overweights in South Korea and Indonesia. A slightly underweight position compared to the Index in Turkey also detracted from performance during the Reporting Period.

We made our picks using our proprietary models, which, during the Reporting Period, were based on three investment themes specific to our country/currency strategy — Valuation, Risk Premium and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Risk Premium evaluates whether a country is overcompensating investors for various types of risk. Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from an overweight relative to the Index in India to a rather neutral position. We moved the Fund from a relatively neutral position in Thailand to an underweight. Compared to the Index, we changed the Fund’s underweight in Brazil to an overweight position. We also shifted the Fund from an underweight in Taiwan to a rather neutral position during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in the information technology, real estate, materials, industrials and utilities sectors. Compared to the Index, the Fund was underweight the financials, energy, communication services, health care and consumer

8

PORTFOLIO RESULTS

staples sectors. It was rather neutral versus the Index in the consumer discretionary sector at the conclusion of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in China, South Korea, Brazil and Poland at the end of the Reporting Period. Compared to the Index, the Fund was underweight Malaysia, Thailand and South Africa. The Fund was relatively neutral versus the Index in Taiwan, India, Russia, Qatar, Chile, Colombia, Pakistan, Hungary, Egypt, Indonesia, Czech Republic, Greece, South Africa, Turkey, United Arab Emirates, Peru, Mexico and the Philippines

9

FUND BASICS

Emerging Markets Equity Insights Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	MSCI Emerging Markets Standard Index (Net, USD, Unhedged)[2]

Class A	9.93%	13.76%
Class C	9.55	13.76
Institutional	10.16	13.76
Investor	10.04	13.76
Class P	10.21	13.76
Class R	9.76	13.76
Class R6	10.19	13.76

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI Emerging Markets Standard Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2019, the MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-16.53%	3.49%	9.13%	0.67%	10/5/07
Class C	-13.21	3.88	8.94	0.45	10/5/07
Institutional	-11.23	5.09	10.19	1.56	10/5/07
Investor	-11.44	4.95	N/A	4.74	8/31/10
Class P	N/A	N/A	N/A	-10.31	4/16/18
Class R	-11.87	4.40	N/A	4.79	2/28/14
Class R6	-11.30	N/A	N/A	6.39	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.48%	1.54%
Class C	2.23	2.29
Institutional	1.09	1.15
Investor	1.23	1.29
Class P	1.08	1.14
Class R	1.73	1.79
Class R6	1.08	1.14

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/19[5]

Holding	% of Net Assets	Line of Business	Country

Tencent Holdings Ltd.	5.0%	Media & Entertainment	China
Alibaba Group Holding Ltd. ADR	4.3	Retailing	China
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2.6	Semiconductors & Semiconductor Equipment	Taiwan
Industrial & Commercial Bank of China Ltd. Class H	2.3	Banks	China
China Construction Bank Corp. Class H	2.2	Banks	China
SK Hynix, Inc.	2.1	Semiconductors & Semiconductor Equipment	South Korea
China Mobile Ltd.	2.0	Telecommunication Services	China
Naspers Ltd. Class N	2.0	Retailing	South Africa
Samsung Electronics Co. Ltd.	2.0	Technology Hardware & Equipment	South Korea
CNOOC Ltd.	2.0	Energy	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

11

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.5% of the Fund’s net assets at April 30, 2019. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

12

PORTFOLIO RESULTS

Goldman Sachs International Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 4.70%, 4.31%, 4.90%, 4.59%, 4.80%, 4.86%, 4.60% and 4.93%, respectively. These returns compare to the 7.45% cumulative total return of the Fund’s benchmark, the MSCI EAFE Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. To manage the Fund, we use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, the Fund underperformed the Index, with our stock selection strategy and country/currency strategy both detracting from performance.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes — Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends — detracted from the Fund’s relative performance. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector and industry allocations affect relative results?

A

In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

13

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection overall hurt the Fund’s relative performance, primarily investments in the health care, consumer staples and materials sectors. On the positive side, the Fund was helped by stock selection in information technology and, to a lesser extent, in industrials during the Reporting Period.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A

In terms of individual stock positions, the Fund’s returns were diminished by overweights compared to the Index in ProSiebenSat.1 Media, a German-based mass media company; Eisai, a Japanese pharmaceutical company; and Swedbank, a Nordic-Baltic banking group. The overweight in ProSiebenSat.1 Media was a result of our Fundamental Mispricings, Sentiment Analysis and Market Themes & Trends investment themes. Largely because of our High Quality Business Models investment theme, the Fund was overweight Eisai. The Fund’s overweight in Swedbank was primarily due to our Market Themes & Trends and High Quality Business Models investment themes.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A

During the Reporting Period, the Fund was helped by overweight positions in Evotec, a German biotechnology company, and in Koninklijke DSM, a Netherlands-based company focused on the fields of health, nutrition and materials. The overweight in Evotec was implemented mainly because of our Market Themes & Trends and High Quality Business Models investment themes. The Fund’s overweight in Koninklijke DSM was driven predominantly by our Sentiment Analysis investment theme. In addition, an underweight in Norwegian energy company Equinor bolstered performance, a position established largely as a result of our High Quality Business Models and Market Themes & Trends investment themes.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A

Our country/currency selection strategy detracted from the Fund’s relative returns during the Reporting Period. Compared to the Index, the Fund was hampered by its underweight in Hong Kong and by its overweights in Norway and Japan. On the positive side, the Fund benefited from its overweight positions in the Netherlands and Sweden.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment themes specific to our country/currency strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Momentum favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A

During the Reporting Period, we moved the Fund from an overweight versus the Index in Japan to a relatively neutral position. Compared to the Index, we shifted the Fund from an overweight in Australia to an underweight position. We increased the Fund’s overweight in Sweden and reduced its underweight in France during the Reporting Period.

14

PORTFOLIO RESULTS

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in the information technology and utilities sectors. Compared to the Index, the Fund was underweight the financials, consumer discretionary, communication services and real estate sectors. The Fund was relatively neutral versus the Index in the industrials, health care, consumer staples, materials and energy sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in the Netherlands, Sweden and Norway at the end of the Reporting Period. Compared to the Index, the Fund was underweight Switzerland, Germany, Hong Kong, Australia and France. The Fund was relatively neutral to the Index in Japan, the U.K., Italy, Portugal, Austria, Spain, Singapore, New Zealand, Belgium, Finland, Ireland, Israel and Denmark at the end of the Reporting Period.

15

FUND BASICS

International Equity Insights Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	MSCI® EAFE Standard Index (Net, USD, Unhedged)[2]

Class A	4.70%	7.45%
Class C	4.31	7.45
Institutional	4.90	7.45
Service	4.59	7.45
Investor	4.80	7.45
Class P	4.86	7.45
Class R	4.60	7.45
Class R6	4.93	7.45

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI® EAFE Standard Index (Net, USD, Unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. As of April 30, 2019, the MSCI® EAFE Standard Index (Net, USD, Unhedged) consists of the following 21 developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI® EAFE Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-12.74%	2.35%	8.26%	3.49%	8/15/97
Class C	-9.33	2.73	8.03	3.08	8/15/97
Institutional	-7.36	3.90	9.28	4.26	8/15/97
Service	-7.78	3.39	8.73	3.74	8/15/97
Investor	-7.39	3.78	9.12	1.14	11/30/07
Class P	N/A	N/A	N/A	-9.23	4/16/18
Class R	-7.90	3.26	8.60	0.66	11/30/07
Class R6	-7.35	N/A	N/A	4.60	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.19%	1.26%
Class C	1.94	2.01
Institutional	0.80	0.87
Service	1.30	1.37
Investor	0.94	1.01
Class P	0.79	0.86
Class R	1.44	1.51
Class R6	0.79	0.86

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/19[5,6]

Holding	% of Net Assets	Line of Business	Country

ASML Holding NV	1.8%	Semiconductors & Semiconductor Equipment	Netherlands
Roche Holding AG	1.8	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Diageo plc	1.4	Food, Beverage & Tobacco	United Kingdom
Rio Tinto plc ADR	1.1	Materials	Australia
Sony Corp.	1.0	Consumer Durables & Apparel	Japan
Air Liquide SA	1.0	Materials	France
BNP Paribas SA	1.0	Banks	France
DNB ASA	1.0	Banks	Norway
AIA Group Ltd.	1.0	Insurance	Hong Kong
adidas AG	1.0	Consumer Durables & Apparel	Germany

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 2.9% of the Fund’s net assets as of 04/30/19.

17

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of April 30, 2019

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.9% of the Fund’s net assets at April 30, 2019. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

18

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Small Cap Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated cumulative total returns, without sales charges, of 4.51%, 4.07%, 4.65%, 4.63%, 4.75% and 4.75%, respectively. These returns compare to the 5.89% cumulative total return of the Fund’s benchmark, the MSCI EAFE Small Cap Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with three of our quantitative model’s four investment themes detracting from results. Stock selection driven by these investment themes diminished relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our investment themes — Fundamental Mispricings, High Quality Business Models and Market Themes & Trends — detracted from the Fund’s relative performance. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may leads to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

The impact of our Sentiment Analysis investment theme was rather neutral during the Reporting Period. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

19

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection had a negative impact on the Fund’s relative performance, led by holdings in the communication services, industrials and consumer staples sectors. On the positive side, investments in the consumer discretionary sector added to relative returns.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was hampered by overweight positions relative to the Index in Plus500, an Israel-based provider of online trading services; Cosmo Energy Holdings, a Japanese petroleum refining company; and IG Group, a U.K.-based derivatives trading company. The overweight in Plus500 was implemented primarily because of our High Quality Business Models investment theme. An overweight in Cosmo Energy Holdings was established due mainly to our Fundamental Mispricings and Market Themes & Trends investment themes. The Fund’s overweight in IG Group was largely driven by our High Quality Business Models and Sentiment Analysis investment themes.

Q	Which individual stock positions contributed most to the Fund’s relative results during the Reporting Period?

A	During the Reporting Period, the Fund was helped by its overweight positions in Altium, a U.S.-Australian provider of PC-based software for the design of printed circuit boards; Evotec, a German biotechnology company; and Nemetschek, a German vendor of software for architects, engineers and the construction industry. The overweight in Altium was fueled mainly by our High Quality Business Models and Market Themes & Trends investment themes. Largely driven by our Market Themes & Trends and High Quality Business Models investment themes, the Fund benefited from its overweights in Evotec and Nemetschek.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocation; changes in its country weightings are generally the result of our stock picking.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we changed the Fund’s rather neutral position versus the Index in Sweden to an underweight position. We shifted the Fund from an overweight to a relatively neutral position in Switzerland and from a rather neutral position to an overweight in the Netherlands. Compared to the Index, we increased the Fund’s overweight in Germany during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the information technology, health care and consumer staples sectors. Compared to the Index, the Fund was underweight the real estate and materials sectors. The Fund was relatively neutral compared to the Index in the energy, utilities, consumer discretionary, communication services, industrials and financials sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight Germany, Japan, Norway and the Netherlands relative to the Index at the end of the Reporting Period. Compared to the Index, the Fund was underweight the U.K., Sweden, Israel, Singapore and France. It was relatively neutral compared to the Index in Finland, Italy, Denmark, Australia, Spain, France, Switzerland, Portugal, Austria, Hong Kong, New Zealand, Belgium and Ireland at the end of the Reporting Period.

20

FUND BASICS

International Small Cap Insights Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	MSCI® EAFE Small Cap Index (Net, USD, Unhedged)[2]

Class A	4.51%	5.89%
Class C	4.07	5.89
Institutional	4.65	5.89
Investor	4.63	5.89
Class P	4.75	5.89

Class R6	4.75	5.89

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the MSCI® EAFE Small Cap Index (Net, USD, Unhedged). It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-15.77%	2.88%	12.93%	3.75%	9/28/07
Class C	-12.38	3.29	12.72	3.51	9/28/07
Institutional	-10.55	4.46	14.00	4.68	9/28/07
Investor	-10.56	4.33	N/A	9.70	8/31/10
Class P	N/A	N/A	N/A	-12.01	4/16/18
Class R6	-10.44	N/A	N/A	5.45	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.26%	1.32%
Class C	2.01	2.07
Institutional	0.87	0.93
Investor	1.01	1.07
Class P	0.86	0.92
Class R6	0.86	0.92

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 3/31/19[5,6]

Holding	% of Net Assets	Line of Business	Country

GN Store Nord A/S	1.3%	Health Care Equipment & Services	Denmark
ASR Nederland NV	1.2	Insurance	Netherlands
Altium Ltd.	1.1	Software & Services	Australia
Merlin Properties Socimi SA (REIT)	1.1	Real Estate	Spain
Valmet OYJ	1.1	Capital Goods	Finland
Bellway plc	1.1	Consumer Durables & Apparel	United Kingdom
Evotec SE	1.0	Pharmaceuticals, Biotechnology & Life Sciences	Germany
OC Oerlikon Corp. AG (Registered)	1.0	Capital Goods	Switzerland
Great Portland Estates plc (REIT)	0.9	Real Estate	United Kingdom
Gerresheimer AG	0.9	Pharmaceuticals, Biotechnology & Life Sciences	Germany

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 1.7% of the Fund’s net assets as of 04/30/19.

22

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of April 30, 2019

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.7% of the Fund’s net assets at April 30, 2019. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

23

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 97.6%
Brazil – 8.7%
87,600	AES Tiete Energia SA (Utilities)*	$241,279
1,644,940	Banco Bradesco SA ADR (Banks)	14,903,156
896,300	Banco do Brasil SA (Banks)*	11,356,044
1,627,900	Banco do Estado do Rio Grande do Sul SA (Preference) Class B (Banks)(a)	10,138,308
497,800	Banco Santander Brasil SA ADR (Banks)	5,699,810
253,914	Cia de Saneamento do Parana (Utilities)	5,076,855
1,982,984	Cia de Transmissao de Energia Eletrica Paulista (Preference) (Utilities)(a)	10,620,149
731,900	Cia Hering (Consumer Durables & Apparel)	5,959,952
787,375	Cia Paranaense de Energia (Preference) (Utilities)(a)	8,273,150
1,234,800	Cia Siderurgica Nacional SA (Materials)*	4,578,815
1,621,440	Construtora Tenda SA (Consumer Durables & Apparel)	7,430,894
2,590,915	EDP – Energias do Brasil SA (Utilities)	11,569,948
353,300	Engie Brasil Energia SA (Utilities)	4,008,650
326,200	IRB Brasil Resseguros S/A (Insurance)	7,811,629
1,101,400	Petrobras Distribuidora SA (Retailing)	6,657,106
1,522,750	Porto Seguro SA (Insurance)	21,017,375
274,334	SLC Agricola SA (Food, Beverage & Tobacco)	2,875,501
149,700	Telefonica Brasil SA ADR (Telecommunication Services)	1,781,430
1,751,025	Transmissora Alianca de Energia Eletrica SA (Utilities)	11,722,324
24,900	Tupy SA (Automobiles & Components)	111,130
1,966,300	Vale SA ADR (Materials)	25,129,314

		176,962,819

Chile – 0.7%
7,328,919	AES Gener SA (Utilities)	1,990,917
434,027	Cia Cervecerias Unidas SA ADR (Food, Beverage & Tobacco)	11,953,103
93,906,365	Itau CorpBanca (Banks)	838,821

		14,782,841

China – 34.6%
468,700	Alibaba Group Holding Ltd. ADR (Retailing)*	86,976,659
589,304	Anhui Conch Cement Co. Ltd. Class A (Materials)	3,499,562
2,228,000	Anhui Conch Cement Co. Ltd. Class H (Materials)	13,599,307
220,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	1,547,291

Common Stocks – (continued)
China – (continued)
272,000	Asia Cement China Holdings Corp. (Materials)	322,944
9,371,000	Bank of China Ltd. Class H (Banks)	4,474,703
35,053,000	Bank of Communications Co. Ltd. Class H (Banks)	29,564,624
891,000	Beijing Enterprises Holdings Ltd. (Utilities)	4,747,534
2,718,000	China Aoyuan Group Ltd. (Real Estate)	3,299,189
2,472,000	China BlueChemical Ltd. Class H (Materials)	842,562
8,232,000	China CITIC Bank Corp. Ltd. Class H (Banks)	5,282,174
2,938,000	China Communications Services Corp. Ltd. Class H (Telecommunication Services)	2,369,600
51,448,000	China Construction Bank Corp. Class H (Banks)	45,354,795
2,448,000	China Everbright Ltd. (Diversified Financials)	4,462,848
3,385,000	China Evergrande Group (Real Estate)	10,855,568
806,000	China Jinmao Holdings Group Ltd. (Real Estate)	522,587
981,000	China Merchants Bank Co. Ltd. Class H (Banks)	4,854,975
4,293,000	China Mobile Ltd. (Telecommunication Services)	40,961,238
32,482,000	China Petroleum & Chemical Corp. Class H (Energy)	24,969,225
2,424,000	China Railway Group Ltd. Class H (Capital Goods)	1,911,988
7,678,000	China Resources Cement Holdings Ltd. (Materials)	7,698,421
368,000	China Resources Gas Group Ltd. (Utilities)	1,708,147
4,240,000	China Resources Land Ltd. (Real Estate)	18,465,881
19,208,000	China Telecom Corp. Ltd. Class H (Telecommunication Services)	9,955,152
1,941,000	CITIC Ltd. (Capital Goods)	2,826,589
557,023	CITIC Securities Co. Ltd. Class A (Diversified Financials)	1,908,223
4,594,000	CITIC Telecom International Holdings Ltd. (Telecommunication Services)	1,903,717
22,018,000	CNOOC Ltd. (Energy)	39,992,051
1,432,000	COSCO SHIPPING Ports Ltd. (Transportation)	1,428,253
2,993,000	CRRC Corp. Ltd. Class H (Capital Goods)	2,614,585
801,000	Far East Horizon Ltd. (Diversified Financials)	889,342
2,718,000	Fosun International Ltd. (Capital Goods)	4,222,150

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,260,000	Future Land Development Holdings Ltd. (Real Estate)	$1,502,618
1,012,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)	5,252,264
285,200	Guotai Junan Securities Co. Ltd. Class A (Diversified Financials)	798,435
19,300	Hundsun Technologies, Inc. Class A (Software & Services)	238,282
61,380,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	46,167,583
6,756,000	Jiangsu Expressway Co. Ltd. Class H (Transportation)	9,620,765
5,094,535	Jinke Properties Group Co. Ltd. Class A (Real Estate)	5,752,498
672,000	Kunlun Energy Co. Ltd. (Energy)	710,814
18,149	Kweichow Moutai Co. Ltd. Class A (Food, Beverage & Tobacco)	2,624,518
3,244,000	Lenovo Group Ltd. (Technology Hardware & Equipment)	3,006,125
3,330,000	Logan Property Holdings Co. Ltd. (Real Estate)	5,299,265
6,667,000	Longfor Group Holdings Ltd. (Real Estate)	24,651,381
3,171,886	Maanshan Iron & Steel Co. Ltd. Class A (Materials)	1,639,926
12,852,000	Maanshan Iron & Steel Co. Ltd. Class H (Materials)	5,924,233
189,153	Midea Group Co. Ltd. Class A (Consumer Durables & Apparel)	1,472,630
13,822,000	PetroChina Co. Ltd. Class H (Energy)	8,761,680
226,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	2,735,654
7,152,000	Shenzhen Expressway Co. Ltd. Class H (Transportation)	8,711,278
812,500	Shenzhen International Holdings Ltd. (Transportation)	1,756,308
6,264,500	Shimao Property Holdings Ltd. (Real Estate)	19,094,217
4,980,000	Shui On Land Ltd. (Real Estate)	1,213,447
289,000	Sinopec Engineering Group Co. Ltd. Class H (Capital Goods)	279,471
883,500	Sinotruk Hong Kong Ltd. (Capital Goods)	1,917,938
365,200	TAL Education Group ADR (Consumer Services)*	14,049,244
2,081,900	Tencent Holdings Ltd. (Media & Entertainment)	102,611,985
1,447,000	Times China Holdings Ltd. (Real Estate)	2,627,512
1,818,249	Weichai Power Co. Ltd. Class A (Capital Goods)	3,337,846
7,495,000	Weichai Power Co. Ltd. Class H (Capital Goods)	12,271,839

Common Stocks – (continued)
China – (continued)
488,500	Xtep International Holdings Ltd. (Consumer Durables & Apparel)	278,508
15,346,000	Yuexiu Property Co. Ltd. (Real Estate)	3,562,129
6,404,000	Yuexiu Transport Infrastructure Ltd. (Transportation)	5,219,227
292,000	Yum China Holdings, Inc. (Consumer Services)	13,881,680
2,626,000	Zhejiang Expressway Co. Ltd. Class H (Transportation)	2,816,638

		703,819,822

Colombia – 0.3%
23,694	Bancolombia SA ADR (Banks)	1,201,760
288,676	Ecopetrol SA ADR (Energy)	5,337,619
7,669	Interconexion Electrica SA ESP (Utilities)	37,524

		6,576,903

Czech Republic – 0.1%
503,609	Moneta Money Bank A/S (Banks)(b)	1,614,224

Greece – 0.1%
35,480	Hellenic Telecommunications Organization SA (Telecommunication Services)	492,778
90,139	Motor Oil Hellas Corinth Refineries SA (Energy)	2,299,012

		2,791,790

Hong Kong – 0.0%
301,000	Yuexiu REIT (REIT)	203,346

India – 8.1%
1,179,597	Adani Ports & Special Economic Zone Ltd. (Transportation)	6,663,387
102,047	Bajaj Auto Ltd. (Automobiles & Components)	4,378,922
71,270	Bajaj Finserv Ltd. (Insurance)	7,709,466
72,784	Bajaj Holdings & Investment Ltd. (Diversified Financials)	3,229,322
23,941	Biocon Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	204,568
119,083	Birlasoft Ltd. (Software & Services)	160,319
261,853	Coal India Ltd. (Energy)	949,369
165,066	Divi’s Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,146,086
37,920	Dr Reddy’s Laboratories Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,588,469
2,211,588	GAIL India Ltd. (Utilities)	11,327,912
40,573	Havells India Ltd. (Capital Goods)	451,797
1,377,021	HCL Technologies Ltd. (Software & Services)	23,436,364

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
3,201,927	Infosys Ltd. ADR (Software & Services)	$34,452,734
856,798	JSW Steel Ltd. (Materials)	3,800,052
311,183	Jubilant Foodworks Ltd. (Consumer Services)	5,947,070
253,297	Just Dial Ltd. (Media & Entertainment)*	2,109,384
1,141,109	KPIT Technologies Ltd. (Software & Services)*	1,693,935
664,352	Mphasis Ltd. (Software & Services)	9,263,978
42,537	Multi Commodity Exchange of India Ltd. (Diversified Financials)	525,237
85,512	Muthoot Finance Ltd. (Diversified Financials)	734,107
666	Page Industries Ltd. (Consumer Durables & Apparel)	221,291
1,374,498	Petronet LNG Ltd. (Energy)	4,770,629
45,067	Pfizer Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,037,891
41,723	PVR Ltd. (Media & Entertainment)	1,061,699
22,094	Radico Khaitan Ltd. (Food, Beverage & Tobacco)	112,379
128,111	Rural Electrification Corp. Ltd. (Diversified Financials)	271,421
67,574	Tata Consultancy Services Ltd. (Software & Services)	2,196,458
1,463,512	Tech Mahindra Ltd. (Software & Services)	17,603,338
194,020	Torrent Power Ltd. (Utilities)	705,357
149,836	Wipro Ltd. (Software & Services)	643,903
200,600	WNS Holdings Ltd. ADR (Software & Services)*	11,464,290

		163,861,134

Indonesia – 2.6%
340,300	Bank Central Asia Tbk. PT (Banks)	687,431
6,428,600	Bank Mandiri Persero Tbk. PT (Banks)*	3,502,328
10,897,000	Bank Negara Indonesia Persero Tbk. PT (Banks)*	7,353,929
87,481,800	Bank Rakyat Indonesia Persero Tbk. PT (Banks)*	26,896,750
20,673,500	Bukit Asam Tbk. PT (Energy)*	5,751,433
1,415,600	Gudang Garam Tbk. PT (Food, Beverage & Tobacco)	8,399,897

		52,591,768

Mexico – 2.5%
3,491,811	Alfa SAB de CV Class A (Capital Goods)	3,529,063
1,956,386	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Banks)	3,285,798
368,305	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	759,428

Common Stocks – (continued)
Mexico – (continued)
501,139	Corp. Inmobiliaria Vesta SAB de CV (Real Estate)	790,128
433,672	Fibra Uno Administracion SA de CV (REIT)	646,468
4,231,337	Gentera SAB de CV (Diversified Financials)	3,861,330
2,124,731	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation)	13,090,614
322,458	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation)	3,278,712
74,800	Prologis Property Mexico SA de CV (REIT)	159,955
1,099,604	Promotora y Operadora de Infraestructura SAB de CV (Transportation)	11,185,274
3,615,700	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	10,625,240

		51,212,010

Pakistan – 0.0%
684,000	Engro Fertilizers Ltd. (Materials)	335,790

Peru – 0.2%
14,700	Credicorp Ltd. (Banks)	3,482,430

Philippines – 0.3%
111,350	Globe Telecom, Inc. (Telecommunication Services)	3,805,913
446,740	International Container Terminal Services, Inc. (Transportation)	1,084,435
32,900	Manila Electric Co. (Utilities)	243,404

		5,133,752

Poland – 2.2%
140,849	Asseco Poland SA (Software & Services)	1,956,046
186,313	Bank Polska Kasa Opieki SA (Banks)	5,560,713
77,904	CD Projekt SA (Media & Entertainment)*	4,384,025
2,987,312	Powszechny Zaklad Ubezpieczen SA (Insurance)	32,882,310

		44,783,094

Russia – 4.3%
19,508,760	Alrosa PJSC (Materials)	28,460,917
6,315	Globaltrans Investment plc GDR (Transportation)	61,066
76,870,000	Inter RAO UES PJSC (Utilities)	4,666,481
32,780	LUKOIL PJSC ADR (Energy)	2,802,690
1,614,800	MMC Norilsk Nickel PJSC ADR (Materials)(c)	36,179,594
280,980	Severstal PJSC GDR (Materials)	4,549,066
146,490	Tatneft PJSC ADR (Energy)(c)	10,203,028

		86,922,842

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Singapore – 0.5%
118,100	BOC Aviation Ltd. (Capital Goods)(b)	$1,015,127
7,758,000	IGG, Inc. (Media & Entertainment)	9,836,002

		10,851,129

South Africa – 4.8%
691,759	Absa Group Ltd. (Banks)	7,968,839
677,349	African Rainbow Minerals Ltd. (Materials)	8,068,512
238,304	Anglo American Platinum Ltd. (Materials)	12,055,191
164,849	AngloGold Ashanti Ltd. ADR (Materials)	1,945,218
53,671	Assore Ltd. (Materials)	1,393,457
2,383	Capitec Bank Holdings Ltd. (Banks)	222,673
75,905	Exxaro Resources Ltd. (Energy)	868,596
2,370,111	FirstRand Ltd. (Diversified Financials)	11,279,445
10,072	Kumba Iron Ore Ltd. (Materials)	302,905
158,618	Naspers Ltd. Class N (Retailing)	40,804,566
31,786	Nedbank Group Ltd. (Banks)	592,926
29,771	Santam Ltd. (Insurance)	698,604
443,638	Standard Bank Group Ltd. (Banks)	6,195,785
1,155,531	Truworths International Ltd. (Retailing)	6,126,872

		98,523,589

South Korea – 14.8%
5,565	AfreecaTV Co. Ltd. (Media & Entertainment)	304,683
153,392	Cheil Worldwide, Inc. (Media & Entertainment)	3,346,534
500,694	CJ Hello Co. Ltd. (Media & Entertainment)	3,709,563
49,171	Com2uSCorp (Media & Entertainment)	4,204,230
60,831	Daelim Industrial Co. Ltd. (Capital Goods)	5,047,438
193,182	DB Insurance Co. Ltd. (Insurance)	11,311,603
49,544	Doosan Corp. (Capital Goods)	4,355,761
61,996	Fila Korea Ltd. (Consumer Durables & Apparel)	4,384,459
139,475	Handsome Co. Ltd. (Consumer Durables & Apparel)	5,110,243
100,807	Huons Global Co. Ltd. (Health Care Equipment & Services)	3,548,169
177,901	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	5,822,721
158,078	JYP Entertainment Corp. (Media & Entertainment)	4,040,849
642,549	Kia Motors Corp. (Automobiles & Components)	24,907,713
11,691	Korea Zinc Co. Ltd. (Materials)	4,534,609
309,192	Korean Air Lines Co. Ltd. (Transportation)	8,781,182
97,465	Korean Reinsurance Co. (Insurance)	761,000

Common Stocks – (continued)
South Korea – (continued)
254,070	KT&G Corp. (Food, Beverage & Tobacco)	22,224,071
47,452	Kumho Petrochemical Co. Ltd. (Materials)	3,736,238
23,705	LF Corp. (Consumer Durables & Apparel)	506,231
5,407	Maeil Dairies Co. Ltd. (Food, Beverage & Tobacco)	408,139
162,221	MegaStudyEdu Co. Ltd. (Consumer Services)	5,736,053
183,840	Meritz Fire & Marine Insurance Co. Ltd. (Insurance)	3,745,574
127,469	Meritz Securities Co. Ltd. (Diversified Financials)	553,212
51,819	NHN Corp. (Media & Entertainment)*	3,729,751
52,645	NICE Information Service Co. Ltd. (Commercial & Professional Services)	631,007
91,798	Partron Co. Ltd. (Technology Hardware & Equipment)	1,091,471
95,533	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)(c)	8,904,472
1,021,409	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	40,158,968
337,120	Samsung Electronics Co. Ltd. (Preference) (Technology Hardware & Equipment)(a)	10,754,539
81,522	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	21,215,330
2,988	Samsung Fire & Marine Insurance Co. Ltd. (Preference) (Insurance)(a)	505,615
74,244	Samsung SDS Co. Ltd. (Software & Services)	13,805,952
635,252	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	42,988,002
31,293	UniTest, Inc. (Semiconductors & Semiconductor Equipment)	421,905
114,060	Whanin Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,887,796
211,264	Woongjin Coway Co. Ltd. (Consumer Durables & Apparel)	15,878,936
27,907	Woori Financial Group, Inc. (Banks)	330,875
141,122	YG Entertainment, Inc. (Media & Entertainment)	4,350,687
76,301	Youngone Corp. (Consumer Durables & Apparel)	2,413,831

		300,149,412

Taiwan – 11.4%
367,653	Acter Co. Ltd. (Capital Goods)	2,149,945
1,883,000	Ardentec Corp. (Semiconductors & Semiconductor Equipment)	1,932,209

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
230,000	Basso Industry Corp. (Consumer Durables & Apparel)	$434,345
3,589,000	Chailease Holding Co. Ltd. (Diversified Financials)	15,301,106
866,000	China Development Financial Holding Corp. (Banks)	279,146
2,153,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	4,886,024
200,000	Coretronic Corp. (Technology Hardware & Equipment)	311,368
1,271,000	Darfon Electronics Corp. (Technology Hardware & Equipment)	1,964,588
3,135,000	Elan Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	8,501,063
2,197,000	Far Eastern Department Stores Ltd. (Retailing)	1,166,491
829,000	Feng TAY Enterprise Co. Ltd. (Consumer Durables & Apparel)	6,721,984
125,000	Formosa Taffeta Co. Ltd. (Consumer Durables & Apparel)	150,762
88,000	Gamania Digital Entertainment Co. Ltd. (Media & Entertainment)	215,035
975,000	Getac Technology Corp. (Technology Hardware & Equipment)	1,468,505
206,000	Greatek Electronics, Inc. (Semiconductors & Semiconductor Equipment)	285,173
881,000	Highwealth Construction Corp. (Real Estate)	1,411,170
259,000	Holtek Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)	620,875
699,000	Holy Stone Enterprise Co. Ltd. (Technology Hardware & Equipment)	2,333,073
19,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	2,852,328
158,000	Machvision, Inc. (Semiconductors & Semiconductor Equipment)	2,166,711
48,000	Makalot Industrial Co. Ltd. (Consumer Durables & Apparel)	331,172
819,000	Mega Financial Holding Co. Ltd. (Banks)	786,288
1,355,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	8,863,948
239,000	Phison Electronics Corp. (Semiconductors & Semiconductor Equipment)	2,250,899
920,000	President Chain Store Corp. (Food & Staples Retailing)	8,583,754

Common Stocks – (continued)
Taiwan – (continued)
1,737,000	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	5,870,607
2,102,000	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	14,252,249
2,419,800	Ruentex Industries Ltd. (Consumer Durables & Apparel)	5,783,602
3,507,000	Taiwan High Speed Rail Corp. (Transportation)	4,270,718
1,218,600	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	53,399,052
2,649,000	Taiwan Styrene Monomer (Materials)	2,146,525
1,083,000	Tripod Technology Corp. (Technology Hardware & Equipment)	3,477,285
9,075,000	Unimicron Technology Corp. (Technology Hardware & Equipment)	10,143,057
14,059,000	Uni-President Enterprises Corp. (Food, Beverage & Tobacco)	33,413,713
1,229,000	Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	2,730,870
11,470,000	Yuanta Financial Holding Co. Ltd. (Diversified Financials)	6,652,701
3,644,000	Zhen Ding Technology Holding Ltd. (Technology Hardware & Equipment)	13,036,998

		231,145,339

Thailand – 0.5%
1,714,900	BTS Group Holdings PCL (Transportation)	634,135
163,700	Glow Energy PCL (Utilities)	469,179
2,981,500	Krung Thai Bank PCL (Banks)	1,766,093
697,800	Krungthai Card PCL (Diversified Financials)	886,187
940,600	Major Cineplex Group PCL (Media & Entertainment)	840,227
388,800	PTT Exploration & Production PCL (Energy)	1,624,464
8,148,400	Quality Houses PCL (Real Estate)	756,118
1,580,000	Thanachart Capital PCL (Banks)	2,623,023

		9,599,426

Turkey – 0.7%
233,837	Arcelik AS (Consumer Durables & Apparel)*	719,770
415,667	BIM Birlesik Magazalar A/S (Food & Staples Retailing)	5,785,440
217,754	Soda Sanayii A/S (Materials)	283,191

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Turkey – (continued)
661,430	TAV Havalimanlari Holding A/S (Transportation)	$2,807,656
1,041,737	Tekfen Holding A/S (Capital Goods)	4,652,992
178,305	Turkiye Sise ve Cam Fabrikalari A/S (Capital Goods)	182,438

		14,431,487

United Arab Emirates – 0.2%
357,327	Abu Dhabi Commercial Bank PJSC (Banks)	961,009
784,074	Dubai Islamic Bank PJSC (Banks)	1,102,888
909,899	Emaar Properties PJSC (Real Estate)	1,192,306
285,795	First Abu Dhabi Bank PJSC (Banks)	1,244,748

		4,500,951

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,774,545,568)		$1,984,275,898

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(d) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,622,158	2.464%	$9,622,158
(Cost $9,622,158)

TOTAL INVESTMENTS – 98.1%
(Cost $1,784,167,726)		$1,993,898,056

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		39,040,569

NET ASSETS – 100.0%		$2,032,938,625

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	All or a portion of security is on loan.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Markets E-Mini Index	357	06/21/2019	$19,281,570	$672,213

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 96.7%
Australia – 7.3%
218,985	Altium Ltd. (Software & Services)	$5,233,377
1,064,700	Alumina Ltd. (Materials)	1,684,761
111,535	Amcor Ltd. (Materials)	1,260,775
312,327	ASX Ltd. (Diversified Financials)	16,409,116
2,261,561	Aurelia Metals Ltd. (Materials)*	1,190,003
1,495,322	Aurizon Holdings Ltd. (Transportation)	5,017,564
3,965,255	Beach Energy Ltd. (Energy)	5,946,092
249,448	BHP Group Ltd. (Materials)	6,600,978
933,597	BHP Group plc (Materials)	22,037,160
101,099	Boral Ltd. (Materials)	346,127
2,213,561	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	13,730,930
588,359	Crown Resorts Ltd. (Consumer Services)	5,515,280
1,079,633	Evolution Mining Ltd. (Materials)	2,433,685
897,829	Goodman Group (REIT)	8,354,825
136,566	Iluka Resources Ltd. (Materials)	833,353
3,974,609	Insurance Australia Group Ltd. (Insurance)	22,084,754
101,586	Macquarie Group Ltd. (Diversified Financials)	9,654,134
42,299	Magellan Financial Group Ltd. (Diversified Financials)	1,331,468
3,944,442	Medibank Pvt Ltd. (Insurance)	7,949,489
570,149	Metcash Ltd. (Food & Staples Retailing)	1,153,661
1,299,216	Mount Gibson Iron Ltd. (Materials)	1,095,337
179,879	OZ Minerals Ltd. (Materials)	1,266,575
211,320	QBE Insurance Group Ltd. (Insurance)	1,927,461
213,218	Regis Resources Ltd. (Materials)	721,363
67,237	Rio Tinto Ltd. (Materials)	4,531,933
571,612	Rio Tinto plc ADR (Materials)(a)	33,667,947
2,582,759	Santos Ltd. (Energy)	13,070,340
303,927	South32 Ltd. (Materials)	717,821
123,623	Super Retail Group Ltd. (Retailing)	755,085
1,259,853	Telstra Corp. Ltd. (Telecommunication Services)	3,000,773
566,118	Vicinity Centres (REIT)	1,015,240
959,067	Woodside Petroleum Ltd. (Energy)	23,909,277

		224,446,684

Austria – 0.5%
290,934	OMV AG (Energy)	15,605,439

Belgium – 0.8%
33,185	Ageas (Insurance)	1,753,676
72,813	KBC Group NV (Banks)	5,405,336
228,875	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	18,190,735
2,140	Warehouses De Pauw CVA (REIT)	321,150

		25,670,897

China – 0.4%
738,300	ENN Energy Holdings Ltd. (Utilities)	6,977,663

Common Stocks – (continued)
China – (continued)
766,000	Towngas China Co. Ltd. (Utilities)*	609,450
371,000	Uni-President China Holdings Ltd. (Food, Beverage & Tobacco)	339,739
3,706,300	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	4,285,198

		12,212,050

Denmark – 2.2%
148,326	Carlsberg A/S Class B (Food, Beverage & Tobacco)	19,178,671
321,081	GN Store Nord A/S (Health Care Equipment & Services)	16,457,096
410,169	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	20,096,048
52,317	Royal Unibrew A/S (Food, Beverage & Tobacco)	3,754,130
38,352	SimCorp A/S (Software & Services)	3,765,022
48,644	Vestas Wind Systems A/S (Capital Goods)	4,401,498

		67,652,465

Faroe Islands – 0.1%
50,880	Bakkafrost P/F (Food, Beverage & Tobacco)	2,613,365

Finland – 0.2%
45,213	Kesko OYJ Class B (Food & Staples Retailing)	2,351,070
12,361	Tieto OYJ (Software & Services)	351,937
175,355	Valmet OYJ (Capital Goods)	4,830,503

		7,533,510

France – 9.9%
225,272	Air Liquide SA (Materials)	29,968,342
127,694	Arkema SA (Materials)	13,111,177
562,377	BNP Paribas SA (Banks)	29,937,058
43,624	Bureau Veritas SA (Commercial & Professional Services)	1,105,811
1,172	Christian Dior SE (Consumer Durables & Apparel)	580,356
606	Dassault Aviation SA (Capital Goods)(b)	916,901
61,394	Dassault Systemes SE (Software & Services)	9,722,531
163,596	Eiffage SA (Capital Goods)	17,081,250
25,016	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	2,921,615
44,481	Kering SA (Consumer Durables & Apparel)	26,321,835
112,514	Lagardere SCA (Media & Entertainment)	3,064,412
265,137	Legrand SA (Capital Goods)	19,501,588
60,742	Pernod Ricard SA (Food, Beverage & Tobacco)	10,591,400

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
778,481	Peugeot SA (Automobiles & Components)(b)	$20,410,896
181,394	Publicis Groupe SA (Media & Entertainment)(b)	10,781,389
18,296	Rubis SCA (Utilities)	1,003,539
139,368	Safran SA (Capital Goods)	20,314,435
29,667	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	2,588,425
22,172	Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)	3,011,506
320,896	Schneider Electric SE (Capital Goods)	27,159,332
173,462	SCOR SE (Insurance)(b)	7,081,513
539,801	Societe Generale SA (Banks)	17,117,898
101,063	Teleperformance (Commercial & Professional Services)*	19,428,412
30,087	Thales SA (Capital Goods)	3,594,718
123,539	TOTAL SA (Energy)	6,867,625

		304,183,964

Germany – 7.1%
114,092	adidas AG (Consumer Durables & Apparel)	29,388,723
77,472	Allianz SE (Registered) (Insurance)	18,726,078
19,574	CANCOM SE (Software & Services)	990,715
287,089	Covestro AG (Materials)(c)	15,774,840
21,474	CTS Eventim AG & Co. KGaA (Media & Entertainment)	1,102,888
31,995	Deutsche Pfandbriefbank AG (Banks)(c)	446,743
94,869	Deutsche Post AG (Registered) (Transportation)*	3,297,687
2,135,224	E.ON SE (Utilities)	22,957,340
641,462	Evotec SE (Pharmaceuticals, Biotechnology & Life Sciences)*	16,010,385
67,533	Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)	5,691,914
364,861	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	20,747,770
23,735	GEA Group AG (Capital Goods)	664,999
13,035	HOCHTIEF AG (Capital Goods)	1,948,847
16,703	HUGO BOSS AG (Consumer Durables & Apparel)	1,167,108
137,190	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	3,252,169
29,471	Jenoptik AG (Technology Hardware & Equipment)	1,166,424
186,214	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	19,848,647
65,909	Nemetschek SE (Software & Services)	12,193,180

Common Stocks – (continued)
Germany – (continued)
6,157	Porsche Automobil Holding SE (Preference) (Automobiles & Components)(d)	428,020
587,749	ProSiebenSat.1 Media SE (Media & Entertainment)	9,291,460
4,359	Puma SE (Consumer Durables & Apparel)	2,696,313
18,122	Rheinmetall AG (Capital Goods)	2,088,162
517,706	RWE AG (Utilities)*	13,279,175
25,223	RWE AG (Preference) (Non-Voting) (Utilities)*(d)	643,600
23,872	Siltronic AG (Semiconductors & Semiconductor Equipment)*	2,339,049
180,620	Software AG (Software & Services)	6,879,732
62,308	TAG Immobilien AG (Real Estate)	1,403,174
39,963	Wirecard AG (Software & Services)(b)	6,037,104

		220,462,246

Hong Kong – 2.4%
2,875,400	AIA Group Ltd. (Insurance)	29,442,473
90,000	CK Asset Holdings Ltd. (Real Estate)	723,649
1,088,500	CLP Holdings Ltd. (Utilities)	12,354,113
619,912	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)(b)	21,535,015
484,000	Shangri-La Asia Ltd. (Consumer Services)	686,207
64,500	Swire Pacific Ltd. Class A (Real Estate)	816,794
56,500	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	408,862
754,000	Wheelock & Co. Ltd. (Real Estate)	5,373,318
356,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	1,151,488

		72,491,919

Italy – 2.6%
6,047,674	A2A SpA (Utilities)	10,121,603
156,916	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	1,582,966
18,336	DiaSorin SpA (Health Care Equipment & Services)	1,792,469
152,512	Enav SpA (Transportation)(c)	832,852
1,182,475	Eni SpA (Energy)	20,150,724
109,295	Italgas SpA (Utilities)	682,711
153,688	Leonardo SpA (Capital Goods)	1,777,373
520,708	Mediobanca Banca di Credito Finanziario SpA (Banks)	5,519,145
271,434	Moncler SpA (Consumer Durables & Apparel)	11,159,806
13,052	Reply SpA (Software & Services)	850,780
2,725,415	Terna Rete Elettrica Nazionale SpA (Utilities)	16,350,200
731,312	UniCredit SpA (Banks)	10,124,360

		80,944,989

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – 23.6%
481,900	AEON Financial Service Co. Ltd. (Diversified Financials)	$10,004,981
68,600	AGC, Inc. (Capital Goods)	2,340,483
466,000	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	7,539,656
215,000	Amada Holdings Co. Ltd. (Capital Goods)	2,410,171
94,900	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	4,137,954
1,506,900	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	20,409,265
178,800	Benesse Holdings, Inc. (Consumer Services)	4,943,437
107,700	Central Japan Railway Co. (Transportation)	23,159,746
405,500	Chubu Electric Power Co., Inc. (Utilities)	5,896,593
14,900	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	353,697
160,900	Daicel Corp. (Materials)	1,805,081
11,200	Daiichikosho Co. Ltd. (Media & Entertainment)	548,744
767,300	Daiwa House Industry Co. Ltd. (Real Estate)	21,507,046
247,000	East Japan Railway Co. (Transportation)	23,277,748
222,200	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	12,938,864
216,800	Fancl Corp. (Household & Personal Products)	6,432,573
282,800	Fujitsu Ltd. (Software & Services)	20,761,645
31,800	Heiwa Corp. (Consumer Durables & Apparel)	633,651
764,100	Hitachi Ltd. (Technology Hardware & Equipment)	25,412,630
163,600	Honda Motor Co. Ltd. (Automobiles & Components)	4,564,923
76,900	Hulic Co. Ltd. (Real Estate)	663,429
145,100	IHI Corp. (Capital Goods)	3,464,034
188,200	Inpex Corp. (Energy)	1,830,963
44,500	Isuzu Motors Ltd. (Automobiles & Components)	640,922
474,300	Japan Airlines Co. Ltd. (Transportation)	15,468,536
584,500	Japan Exchange Group, Inc. (Diversified Financials)	9,544,653
4,103	Japan Retail Fund Investment Corp. (REIT)	7,840,139
749,100	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	17,309,920
643,400	JFE Holdings, Inc. (Materials)	11,071,532
65,300	Kajima Corp. (Capital Goods)	969,189
345,900	Kao Corp. (Household & Personal Products)	26,702,594

Common Stocks – (continued)
Japan – (continued)
120,900	Kewpie Corp. (Food, Beverage & Tobacco)	2,800,478
35,900	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	816,670
12,500	Kobayashi Pharmaceutical Co. Ltd. (Household & Personal Products)	996,865
189,900	Konami Holdings Corp. (Media & Entertainment)	8,647,231
17,200	Kose Corp. (Household & Personal Products)	3,222,005
81,600	K’s Holdings Corp. (Retailing)	727,877
203,300	Kyocera Corp. (Technology Hardware & Equipment)	13,211,342
20,400	Mandom Corp. (Household & Personal Products)	528,175
73,300	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	2,427,015
268,900	Mitsubishi Corp. (Capital Goods)	7,407,576
228,200	Mitsubishi Gas Chemical Co., Inc. (Materials)	3,425,930
501,000	Mitsubishi Heavy Industries Ltd. (Capital Goods)	20,879,212
5,780,500	Mitsubishi UFJ Financial Group, Inc. (Banks)	28,680,102
314,900	Mitsui Fudosan Co. Ltd. (Real Estate)	7,293,693
23,900	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	1,200,107
30,300	NET One Systems Co. Ltd. (Software & Services)	786,706
82,300	Nikon Corp. (Consumer Durables & Apparel)	1,147,739
7,800	Nippon Shokubai Co. Ltd. (Materials)	542,623
320,800	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	13,347,985
11,100	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	317,697
22,900	Noevir Holdings Co. Ltd. (Household & Personal Products)	1,203,551
100,400	Nomura Research Institute Ltd. (Software & Services)	4,914,472
53,500	Obayashi Corp. (Capital Goods)	525,937
74,400	OKUMA Corp. (Capital Goods)	4,382,876
1,581,700	ORIX Corp. (Diversified Financials)	22,406,097
794,900	Osaka Gas Co. Ltd. (Utilities)	14,704,798
143,200	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,119,339
29,300	Recruit Holdings Co. Ltd. (Commercial & Professional Services)	882,336
302,800	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	22,328,573

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
30,500	Round One Corp. (Consumer Services)	$410,994
192,300	SAMTY Co. Ltd. (Real Estate)(b)	2,495,033
14,500	Sankyo Co. Ltd. (Consumer Durables & Apparel)	572,654
1,098,900	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	16,786,481
53,000	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,847,689
17,500	SCSK Corp. (Software & Services)	831,613
1,329,400	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	16,838,684
240,300	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	3,857,657
42,100	Shimizu Corp. (Capital Goods)	360,598
339,000	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	19,802,010
237,300	SoftBank Group Corp. (Telecommunication Services)	25,161,248
640,900	Sony Corp. (Consumer Durables & Apparel)	32,280,921
17,100	St Marc Holdings Co. Ltd. (Consumer Services)	383,959
128,700	Sugi Holdings Co. Ltd. (Food & Staples Retailing)	6,509,066
440,400	Sumitomo Heavy Industries Ltd. (Capital Goods)	15,659,441
683,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	24,849,920
281,100	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	9,807,907
188,800	Takara Holdings, Inc. (Food, Beverage & Tobacco)	2,205,036
154,500	TDK Corp. (Technology Hardware & Equipment)	13,536,373
51,900	TIS, Inc. (Software & Services)	2,367,981
47,500	Tokio Marine Holdings, Inc. (Insurance)	2,406,603
69,000	Tokyo Dome Corp. (Consumer Services)	685,288
248,000	Toyota Motor Corp. (Automobiles & Components)	15,353,793
2,846	United Urban Investment Corp. (REIT)	4,543,771
33,900	Valor Holdings Co. Ltd. (Food & Staples Retailing)	826,968
6,341,900	Yahoo Japan Corp. (Media & Entertainment)	16,929,514
352,200	Yamada Denki Co. Ltd. (Retailing)	1,669,579

		729,440,587

Common Stocks – (continued)
Netherlands – 7.7%
709,979	ABN AMRO Group NV CVA (Banks)(c)	16,721,629
71,365	Akzo Nobel NV (Materials)	6,063,564
38,815	ASM International NV (Semiconductors & Semiconductor Equipment)	2,646,382
270,002	ASML Holding NV (Semiconductors & Semiconductor Equipment)	56,379,294
389,389	ASR Nederland NV (Insurance)	17,325,493
470,478	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)(b)	13,552,395
33,948	Euronext NV (Diversified Financials)(c)	2,358,778
1,044,539	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	25,175,054
221,385	Koninklijke DSM NV (Materials)	25,320,159
181,198	NN Group NV (Insurance)	7,907,411
49,009	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)	5,176,330
46,930	Randstad NV (Commercial & Professional Services)	2,683,984
546,382	Royal Dutch Shell plc Class A (Energy)	17,386,390
376,566	Royal Dutch Shell plc Class B (Energy)	12,153,050
25,517	Signify NV (Capital Goods)(c)	765,009
385,153	Wolters Kluwer NV (Commercial & Professional Services)	26,882,713

		238,497,635

New Zealand – 0.2%
519,102	a2 Milk Co. Ltd. (Food, Beverage & Tobacco)*	5,835,540

Norway – 2.3%
377,641	Aker BP ASA (Energy)	12,464,973
138,253	Austevoll Seafood ASA (Food, Beverage & Tobacco)	1,610,630
1,535,075	DNB ASA (Banks)*(b)	29,518,281
441,895	Elkem ASA (Materials)*(c)	1,830,488
90,949	Kongsberg Gruppen ASA (Capital Goods)	1,318,463
502,873	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	3,640,998
182,126	Mowi ASA (Food, Beverage & Tobacco)	3,951,314
736,354	Orkla ASA (Food, Beverage & Tobacco)(b)	5,779,306
35,380	Salmar ASA (Food, Beverage & Tobacco)	1,609,251
36,705	SpareBank 1 SR-Bank ASA (Banks)	424,392
492,720	Storebrand ASA (Insurance)	4,164,132

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Norway – (continued)
147,361	Telenor ASA (Telecommunication Services)(b)	$2,962,231
54,535	TGS NOPEC Geophysical Co. ASA (Energy)	1,426,021

		70,700,480

Portugal – 0.5%
2,921,632	EDP – Energias de Portugal SA (Utilities)*	11,086,616
206,755	Galp Energia SGPS SA (Energy)	3,466,509

		14,553,125

Singapore – 0.4%
68,200	Singapore Exchange Ltd. (Diversified Financials)	370,304
388,400	United Overseas Bank Ltd. (Banks)	7,953,841
405,400	Venture Corp. Ltd. (Technology Hardware & Equipment)	5,084,189

		13,408,334

South Africa – 0.3%
315,180	Anglo American plc (Materials)	8,178,831

Spain – 3.4%
430,215	ACS Actividades de Construccion y Servicios SA (Capital Goods)	19,783,954
4,231,044	Banco Bilbao Vizcaya Argentaria SA (Banks)	25,728,341
2,193,805	Banco Santander SA (Banks)	11,121,217
310,276	Enagas SA (Energy)	8,850,727
46,333	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,287,654
793,648	Merlin Properties Socimi SA (REIT)(b)	10,825,726
921,709	Repsol SA (Energy)	15,640,197
1,397,324	Telefonica SA (Telecommunication Services)	11,649,977

		104,887,793

Sweden – 5.8%
184,882	Alfa Laval AB (Capital Goods)	4,291,420
229,853	Atlas Copco AB Class A (Capital Goods)	7,174,702
22,188	Atlas Copco AB Class B (Capital Goods)	631,963
42,145	Biotage AB (Pharmaceuticals, Biotechnology & Life Sciences)	571,931
780,827	Boliden AB (Materials)*	23,237,358
58,259	Castellum AB (Real Estate)	1,047,465
855,525	Electrolux ABSeries B (Consumer Durables & Apparel)	20,967,486
231,819	Essity AB Class B (Household & Personal Products)	6,873,645
359,723	Hennes & Mauritz AB Class B (Retailing)(b)	6,276,788
9,500	Lifco AB Class B (Capital Goods)	452,496

Common Stocks – (continued)
Sweden – (continued)
71,669	Lundin Petroleum AB (Energy)	2,333,989
783,108	Sandvik AB (Capital Goods)	14,501,894
1,182,794	Swedbank AB Class A (Banks)	19,325,934
453,287	Swedish Match AB (Food, Beverage & Tobacco)	22,102,094
297,557	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	5,429,430
1,850,650	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	18,306,958
1,682,359	Volvo AB Class B (Capital Goods)	26,962,215

		180,487,768

Switzerland – 6.3%
354,032	Adecco Group AG (Registered) (Commercial & Professional Services)	20,340,202
152,217	Clariant AG (Registered) (Materials)*	3,131,780
44,704	Coca-Cola HBC AG (Food, Beverage & Tobacco)*	1,601,086
16,318	Flughafen Zurich AG (Registered) (Transportation)	2,689,997
10,738	Galenica AG (Health Care Equipment & Services)*(c)	547,862
8,244	Helvetia Holding AG (Registered) (Insurance)*	5,238,849
331,977	Logitech International SA (Registered) (Technology Hardware & Equipment)	13,008,841
78,853	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	24,352,117
56,919	Nestle SA (Registered) (Food, Beverage & Tobacco)	5,480,028
262,285	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	21,491,659
197,652	OC Oerlikon Corp. AG (Registered) (Capital Goods)	2,583,137
80,493	Oriflame Holding AG (Household & Personal Products)	1,660,269
206,883	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	54,588,845
69,003	Sonova Holding AG (Registered) (Health Care Equipment & Services)	13,937,381
1,089	Sunrise Communications Group AG (Telecommunication Services)*(c)	72,312
27,133	Swiss Re AG (Insurance)	2,612,307
120,856	Temenos AG (Registered) (Software & Services)*	20,104,129

		193,440,801

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – 12.3%
1,476,995	3i Group plc (Diversified Financials)	$20,666,743
63,452	Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)	1,078,120
202,571	Ashtead Group plc (Capital Goods)	5,624,836
926,710	Barratt Developments plc (Consumer Durables & Apparel)	7,290,281
102,269	Bellway plc (Consumer Durables & Apparel)	4,152,883
58,348	BP plc ADR (Energy)(a)	2,551,558
740,345	British American Tobacco plc (Food, Beverage & Tobacco)	28,983,726
226,790	Burberry Group plc (Consumer Durables & Apparel)	5,977,507
445,151	Centrica plc (Utilities)	618,835
1,006,576	Diageo plc (Food, Beverage & Tobacco)	42,434,942
4,094,678	Direct Line Insurance Group plc (Insurance)	17,619,604
834,116	Experian plc (Commercial & Professional Services)	24,280,209
73,257	Fevertree Drinks plc (Food, Beverage & Tobacco)	3,012,082
765,501	Fiat Chrysler Automobiles NV (Automobiles & Components)	11,797,436
415,922	Genel Energy plc (Energy)*	1,251,281
343,720	Great Portland Estates plc (REIT)	3,387,346
112,790	GVC Holdings plc (Consumer Services)	962,489
96,798	Halma plc (Technology Hardware & Equipment)	2,277,626
777,949	HSBC Holdings plc (Banks)	6,778,241
716,244	Imperial Brands plc (Food, Beverage & Tobacco)	22,789,576
2,024,296	International Consolidated Airlines Group SA (Transportation)	14,305,006
210,981	Intertek Group plc (Commercial & Professional Services)	14,756,813
4,557,907	Legal & General Group plc (Insurance)	16,574,971
7,319,140	Lloyds Banking Group plc (Banks)	5,985,848
1,843,633	National Grid plc (Utilities)	20,198,726
209,665	Next plc (Retailing)	15,786,452
1,500,431	Pearson plc (Media & Entertainment)	16,254,004
609,398	Persimmon plc (Consumer Durables & Apparel)	17,802,249
10,501,326	Rolls-Royce Holdings plc (Preference) (Capital Goods)(d)	13,694
1,123,109	Smith & Nephew plc (Health Care Equipment & Services)	21,712,490
66,388	SSP Group plc (Consumer Services)	603,429
1,668,418	Taylor Wimpey plc (Consumer Durables & Apparel)	3,955,500

Common Stocks – (continued)
United Kingdom – (continued)
32,625	Unilever NV CVA (Household & Personal Products)	1,973,962
270,552	Unilever plc ADR (Household & Personal Products)	16,449,562

		379,908,027

United States – 0.4%
207,332	Carnival plc ADR (Consumer Services)(b)	11,200,075
7,858	Ferguson plc (Capital Goods)	559,221

		11,759,296

TOTAL COMMON STOCKS
(Cost $2,922,979,428)		$2,984,915,745

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,922,979,428)		$2,984,915,745

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(e) – 2.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
90,871,945	2.464%	$90,871,945
(Cost $90,871,945)

TOTAL INVESTMENTS – 99.6%
(Cost $3,013,851,373)		$3,075,787,690

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		11,457,143

NET ASSETS – 100.0%		$3,087,244,833

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(e)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	— American Depositary Receipt
CVA	— Dutch Certification
REIT	— Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	749	06/21/2019	$28,999,505	$1,492,254
FTSE 100 Index	142	06/21/2019	13,649,659	404,475
Hang Seng Index	8	05/30/2019	1,502,549	(10,096)
MSCI Singapore Index	32	05/30/2019	890,640	8,749
SPI 200 Index	48	06/20/2019	5,332,806	23,458
TOPIX Index	89	06/13/2019	12,903,182	(60,334)

Total Futures Contracts				$1,858,506

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 96.9%
Australia – 8.2%
514,776	Abacus Property Group (REIT)	$1,369,728
1,415,594	Accent Group Ltd. (Retailing)	1,612,341
4,266,489	ALS Ltd. (Commercial & Professional Services)	23,916,748
1,865,285	Altium Ltd. (Software & Services)	44,577,203
42,340	Ansell Ltd. (Health Care Equipment & Services)	806,080
254,973	Appen Ltd. (Software & Services)	4,567,328
13,109,919	Beach Energy Ltd. (Energy)	19,658,959
942,840	Breville Group Ltd. (Consumer Durables & Apparel)	12,778,535
213,494	Brickworks Ltd. (Materials)	2,463,652
5,137,224	Charter Hall Group (REIT)	35,584,033
1,451,439	Downer EDI Ltd. (Commercial & Professional Services)	7,924,695
2,400,819	Evolution Mining Ltd. (Materials)	5,411,874
5,751,028	G8 Education Ltd. (Consumer Services)	12,368,773
2,975,282	Genworth Mortgage Insurance Australia Ltd. (Banks)	5,017,875
345,230	GUD Holdings Ltd. (Automobiles & Components)	2,876,797
297,844	GWA Group Ltd. (Capital Goods)	707,393
79,271	IDP Education Ltd. (Consumer Services)	872,346
2,636,723	Iluka Resources Ltd. (Materials)	16,089,811
3,267,131	Inghams Group Ltd. (Food, Beverage & Tobacco)(a)	10,252,191
577,921	IPH Ltd. (Commercial & Professional Services)	2,907,419
1,131,925	IRESS Ltd. (Software & Services)	11,440,915
1,107,133	Magellan Financial Group Ltd. (Diversified Financials)	34,849,823
59,374	Netwealth Group Ltd. (Diversified Financials)	398,375
960,647	NRW Holdings Ltd. (Capital Goods)	1,990,981
1,388,798	OZ Minerals Ltd. (Materials)	9,778,892
564,937	Pendal Group Ltd. (Diversified Financials)	3,638,695
9,081	Pro Medicus Ltd. (Health Care Equipment & Services)	131,096
6,723,024	Regis Resources Ltd. (Materials)	22,745,464
1,757,476	Sandfire Resources NL (Materials)	8,741,718
620,522	SmartGroup Corp. Ltd. (Commercial & Professional Services)	3,713,056
2,295,175	Super Retail Group Ltd. (Retailing)	14,018,849
44,128	Tassal Group Ltd. (Food, Beverage & Tobacco)	159,359
700,416	Technology One Ltd. (Software & Services)	4,343,897

		327,714,901

Common Stocks – (continued)
Austria – 0.5%
64,858	EVN AG (Utilities)	967,505
8,679	Oesterreichische Post AG (Transportation)	337,980
156,286	S IMMO AG (Real Estate)	3,421,472
726,614	UNIQA Insurance Group AG (Insurance)	7,742,217
396,920	Wienerberger AG (Materials)	9,121,576

		21,590,750

Belgium – 1.1%
59,972	Barco NV (Technology Hardware & Equipment)	10,666,398
41,328	Cie d’Entreprises CFE (Capital Goods)	4,117,664
87,137	Cofinimmo SA (REIT)	11,141,545
111,395	D’ieteren SA/NV (Retailing)	4,613,846
35,271	Gimv NV (Diversified Financials)	2,121,061
145,452	KBC Ancora (Diversified Financials)	7,425,504
43,410	Recticel SA (Materials)	453,945
18,732	Warehouses De Pauw CVA (REIT)	2,811,113

		43,351,076

China – 0.0%
4,032,000	CITIC Telecom International Holdings Ltd. (Telecommunication Services)	1,670,829

Denmark – 2.3%
1,033,451	GN Store Nord A/S (Health Care Equipment & Services)	52,969,818
65,303	Per Aarsleff Holding A/S (Capital Goods)	2,163,261
14,867	Rockwool International A/S Class B (Capital Goods)	3,977,646
221,231	Royal Unibrew A/S (Food, Beverage & Tobacco)	15,874,954
81,315	Scandinavian Tobacco Group A/S Class A (Food, Beverage & Tobacco)(b)	968,137
170,917	SimCorp A/S (Software & Services)	16,778,951

		92,732,767

Faroe Islands – 0.4%
285,204	Bakkafrost P/F (Food, Beverage & Tobacco)	14,649,018

Finland – 1.6%
255,837	Cramo OYJ (Capital Goods)	5,380,252
749,377	Finnair OYJ (Transportation)	6,267,462
1,073,673	Ramirent OYJ (Capital Goods)	7,541,670
88,625	Tieto OYJ (Software & Services)	2,523,291
81,806	Uponor OYJ (Capital Goods)	979,668
1,537,139	Valmet OYJ (Capital Goods)	42,343,556

		65,035,899

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
France – 1.8%
21,757	Akka Technologies (Commercial & Professional Services)	$1,597,856
292,721	Beneteau SA (Consumer Durables & Apparel)	3,716,186
74,658	Cie Plastic Omnium SA (Automobiles & Components)	2,261,942
468,149	Coface SA (Insurance)	4,722,147
87,053	Derichebourg SA (Commercial & Professional Services)	379,349
25,704	Fnac Darty SA (Retailing)*	2,258,800
86,476	Gaztransport Et Technigaz SA (Energy)	7,825,241
2,315	Interparfums SA (Household & Personal Products)	116,123
139,498	IPSOS (Media & Entertainment)	4,046,307
85,418	Kaufman & Broad SA (Consumer Durables & Apparel)	3,408,140
1,066,694	Lagardere SCA (Media & Entertainment)(a)	29,052,298
3,404	Mersen SA (Capital Goods)	121,148
87,002	Metropole Television SA (Media & Entertainment)	1,726,910
340,666	Neopost SA (Technology Hardware & Equipment)	8,356,082
3,562	Nexity SA (Real Estate)	166,610
8,448	Sopra Steria Group (Software & Services)	1,078,942

		70,834,081

Germany – 8.8%
316,385	Aareal Bank AG (Banks)	11,066,560
41,408	ADO Properties SA (Real Estate)(b)	2,173,542
339,231	ADVA Optical Networking SE (Technology Hardware & Equipment)*	2,911,648
23,744	Amadeus Fire AG (Commercial & Professional Services)	3,168,644
1,077,800	Borussia Dortmund GmbH & Co. KGaA (Media & Entertainment)	10,353,889
319,493	CANCOM SE (Software & Services)	16,170,759
4,777	Cewe Stiftung & Co. KGAA (Commercial & Professional Services)	451,134
58,680	CompuGroup Medical SE (Health Care Equipment & Services)	3,893,945
186,574	CTS Eventim AG & Co. KGaA (Media & Entertainment)	9,582,299
22,669	Deutsche EuroShop AG (Real Estate)	681,273
2,003,599	Deutsche Pfandbriefbank AG (Banks)(b)	27,976,045
1,781,643	Deutz AG (Capital Goods)*	17,606,172
170,969	Duerr AG (Capital Goods)	7,731,892
15,160	Elmos Semiconductor AG (Semiconductors & Semiconductor Equipment)	417,694

Common Stocks – (continued)
Germany – (continued)
1,664,014	Evotec SE (Pharmaceuticals, Biotechnology & Life Sciences)*	41,532,475
491,943	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)*	37,064,206
44,091	Hamburger Hafen und Logistik AG (Transportation)	1,112,939
92,707	Isra Vision AG (Technology Hardware & Equipment)	3,727,840
240,628	Jenoptik AG (Technology Hardware & Equipment)	9,523,743
5,971	JOST Werke AG (Capital Goods)(b)	220,462
89,187	Jungheinrich AG (Preference) (Capital Goods)*(c)	3,102,997
83,336	Krones AG (Capital Goods)	7,774,935
197,181	Nemetschek SE (Software & Services)	36,478,529
3,155	Pfeiffer Vacuum Technology AG (Capital Goods)	529,736
5,632	Rational AG (Capital Goods)	3,802,744
270,095	Rheinmetall AG (Capital Goods)	31,122,502
147,978	Siltronic AG (Semiconductors & Semiconductor Equipment)*	14,499,324
465,364	Software AG (Software & Services)	17,725,498
816,142	TAG Immobilien AG (Real Estate)	18,379,489
205,865	Takkt AG (Retailing)	3,237,192
20,979	TLG Immobilien AG (Real Estate)	617,664
6,105	Washtec AG (Capital Goods)	480,000
15,660	XING SE (Media & Entertainment)	5,822,550

		350,940,321

Hong Kong – 1.0%
4,059,000	Champion REIT (REIT)	3,437,355
27,600	Dah Sing Financial Holdings Ltd. (Banks)	144,982
30,638,000	Haitong International Securities Group Ltd. (Diversified Financials)	11,114,117
290,000	Luk Fook Holdings International Ltd. (Retailing)	1,039,069
4,221,000	Melco International Development Ltd. (Consumer Services)	10,372,292
6,280,000	Shun Tak Holdings Ltd. (Capital Goods)	2,797,775
653,000	Sun Hung Kai & Co. Ltd. (Diversified Financials)	325,664
14,323,000	Value Partners Group Ltd. (Diversified Financials)	10,795,644

		40,026,898

Ireland – 0.0%
192,112	C&C Group plc (Food, Beverage & Tobacco)	729,376
194,991	Green REIT plc (REIT)	370,694

		1,100,070

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Israel – 0.4%
276,291	First International Bank of Israel Ltd. (Banks)	$6,943,443
33,280	Harel Insurance Investments & Financial Services Ltd. (Insurance)	249,480
1,217,311	Plus500 Ltd. (Diversified Financials)	8,381,332

		15,574,255

Italy – 4.5%
18,399,532	A2A SpA (Utilities)	30,794,114
349,077	ASTM SpA (Transportation)	8,894,600
534,458	Banca Generali SpA (Diversified Financials)	15,101,068
450,254	Banca Popolare di Sondrio SCPA (Banks)	1,225,738
164,782	Biesse SpA (Capital Goods)	3,672,000
130,447	Brembo SpA (Automobiles & Components)	1,715,923
331,382	Buzzi Unicem SpA (Materials)	7,388,369
151,845	De’ Longhi SpA (Consumer Durables & Apparel)*	3,892,201
265,699	DiaSorin SpA (Health Care Equipment & Services)	25,973,889
2,460,925	Enav SpA (Transportation)(b)	13,438,859
2,718,506	Hera SpA (Utilities)	9,677,201
300,317	Interpump Group SpA (Capital Goods)	11,293,193
5,414,922	Iren SpA (Utilities)	12,656,916
2,035,948	Italgas SpA (Utilities)	12,717,553
9,452	Italmobiliare SpA (Capital Goods)	210,331
521,315	Maire Tecnimont SpA (Capital Goods)*	1,865,382
76,224	Reply SpA (Software & Services)	4,968,576
625,945	Societa Iniziative Autostradali e Servizi SpA (Transportation)	10,320,852
460,133	Technogym SpA (Consumer Durables & Apparel)(b)	5,646,372

		181,453,137

Japan – 31.5%
455,800	ADEKA Corp. (Materials)	6,847,700
66,000	Aica Kogyo Co. Ltd. (Capital Goods)	2,289,965
150,500	Alpen Co. Ltd. (Retailing)	2,340,111
287,100	AOKI Holdings, Inc. (Retailing)	3,000,516
454,700	Aoyama Trading Co. Ltd. (Retailing)	9,987,483
185,300	Arcland Sakamoto Co. Ltd. (Retailing)	2,408,567
32,200	Arcland Service Holdings Co. Ltd. (Consumer Services)	573,754
143,300	Arcs Co. Ltd. (Food & Staples Retailing)	2,905,068
58,100	Asahi Holdings, Inc. (Materials)	1,130,955
10,900	Avex, Inc. (Media & Entertainment)	138,130
35,200	Bic Camera, Inc. (Retailing)	377,565

Common Stocks – (continued)
Japan – (continued)
499,900	Broadleaf Co. Ltd. (Software & Services)	2,575,855
89,300	Bunka Shutter Co. Ltd. (Capital Goods)	658,801
60,500	Canon Electronics, Inc. (Technology Hardware & Equipment)	997,026
157,300	Canon Marketing Japan, Inc. (Retailing)	3,413,083
765,100	Capcom Co. Ltd. (Media & Entertainment)	17,263,477
184,300	Central Glass Co. Ltd. (Capital Goods)	4,307,102
38,700	Chiyoda Integre Co. Ltd. (Capital Goods)	723,352
2,779,500	Citizen Watch Co. Ltd. (Technology Hardware & Equipment)	15,671,458
161,900	cocokara fine, Inc. (Food & Staples Retailing)	6,446,081
111,700	Computer Engineering & Consulting Ltd. (Software & Services)	2,211,851
559,400	Cosmo Energy Holdings Co. Ltd. (Energy)	11,551,972
36,600	Daiichi Jitsugyo Co. Ltd. (Capital Goods)	1,129,863
313,100	Daiichikosho Co. Ltd. (Media & Entertainment)	15,340,345
32,600	Dainichiseika Color & Chemicals Manufacturing Co. Ltd. (Materials)	949,582
3,794	Daiwa Office Investment Corp. (REIT)	25,606,087
3,900	Denka Co. Ltd. (Materials)	117,762
13,900	Descente Ltd. (Consumer Durables & Apparel)	294,452
31,100	Digital Arts, Inc. (Software & Services)	2,685,363
191,100	Dip Corp. (Media & Entertainment)(a)	2,920,971
1,415,900	DMG Mori Co. Ltd. (Capital Goods)	20,417,515
199,800	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	3,811,010
36,300	Dowa Holdings Co. Ltd. (Materials)	1,183,645
89,700	DTS Corp. (Software & Services)	3,176,968
205,200	Duskin Co. Ltd. (Commercial & Professional Services)	5,064,168
60,700	Ebara Corp. (Capital Goods)	1,868,155
23,400	EDION Corp. (Retailing)	198,434
253,200	EPS Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	4,539,495
10,300	ESPEC Corp. (Technology Hardware & Equipment)	203,494
360,100	Fancl Corp. (Household & Personal Products)	10,684,362
41,000	Ferrotec Holdings Corp. (Semiconductors & Semiconductor Equipment)	458,633

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
201,400	Fields Corp. (Consumer Durables & Apparel)(a)	$1,421,038
1,066,100	Financial Products Group Co. Ltd. (Diversified Financials)	9,174,974
214,900	Fuji Corp. (Capital Goods)	3,248,464
201,500	Fuji Oil Holdings, Inc. (Food, Beverage & Tobacco)	6,472,460
189,000	Fuji Soft, Inc. (Software & Services)	7,475,753
103,700	Fujibo Holdings, Inc. (Consumer Durables & Apparel)	2,579,726
66,400	Fukui Computer Holdings, Inc. (Software & Services)	1,335,268
32,900	Fukuyama Transporting Co. Ltd. (Transportation)	1,267,539
61,200	Fuyo General Lease Co. Ltd. (Diversified Financials)	3,056,756
451,000	Geo Holdings Corp. (Retailing)	6,145,208
647,200	Glory Ltd. (Capital Goods)	16,341,039
224,800	Goldcrest Co. Ltd. (Real Estate)	2,962,556
2,388,700	Gree, Inc. (Media & Entertainment)	9,322,503
246,900	GS Yuasa Corp. (Capital Goods)	4,960,672
31,000	Gunze Ltd. (Consumer Durables & Apparel)	1,320,323
26,500	H2O Retailing Corp. (Retailing)	337,615
4,275,500	Hachijuni Bank Ltd. (The) (Banks)	17,209,497
976,400	Haseko Corp. (Consumer Durables & Apparel)	11,808,552
1,230,400	Heiwa Corp. (Consumer Durables & Apparel)	24,517,127
10,108	Heiwa Real Estate REIT, Inc. (REIT)	11,412,918
158,800	HIS Co. Ltd. (Consumer Services)	5,072,205
12,200	Hitachi Capital Corp. (Diversified Financials)	284,088
64,300	Hitachi Transport System Ltd. (Transportation)	1,783,102
37,200	Hogy Medical Co. Ltd. (Health Care Equipment & Services)	1,217,871
1,546,700	Hokuetsu Corp. (Materials)	8,437,238
653,800	Hokuhoku Financial Group, Inc. (Banks)	7,211,057
29,100	Horiba Ltd. (Technology Hardware & Equipment)	1,762,506
74,300	Hosiden Corp. (Technology Hardware & Equipment)	710,797
4,400	IBJ Leasing Co. Ltd. (Diversified Financials)	103,497
9,593	Ichigo Office REIT Investment (REIT)	8,835,601
28,400	Inabata & Co. Ltd. (Capital Goods)	390,344
220,100	Ines Corp. (Software & Services)	2,749,136
18,800	Ishihara Sangyo Kaisha Ltd. (Materials)	211,295
145,100	Itochu Enex Co. Ltd. (Energy)	1,188,080
111,700	Jafco Co. Ltd. (Diversified Financials)	4,228,497

Common Stocks – (continued)
Japan – (continued)
514,600	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	8,325,978
10,390	Japan Excellent, Inc. (REIT)	14,867,843
26,100	Japan Investment Adviser Co. Ltd. (Diversified Financials)	642,645
2,937	Japan Logistics Fund, Inc. (REIT)	6,277,658
15,896	Japan Rental Housing Investments, Inc. (REIT)	12,272,651
3,422,800	JVC Kenwood Corp. (Consumer Durables & Apparel)	9,098,977
325,600	Kandenko Co. Ltd. (Capital Goods)	2,744,907
31,800	Kanematsu Electronics Ltd. (Software & Services)	943,434
13,900	Keihin Corp. (Automobiles & Components)	229,085
1,309	Kenedix Office Investment Corp. (REIT)	8,757,230
1,292,400	Kewpie Corp. (Food, Beverage & Tobacco)	29,936,626
266,800	Kintetsu World Express, Inc. (Transportation)	4,036,016
952,200	Kitz Corp. (Capital Goods)	7,277,519
976,200	Kokuyo Co. Ltd. (Commercial & Professional Services)	12,379,794
81,500	Konoike Transport Co. Ltd. (Transportation)	1,317,662
156,500	Koshidaka Holdings Co. Ltd. (Consumer Services)	2,194,608
728,900	K’s Holdings Corp. (Retailing)	6,501,834
7,300	Kurabo Industries Ltd. (Consumer Durables & Apparel)	137,318
26,500	Kureha Corp. (Materials)	1,586,364
8,200	Kyoei Steel Ltd. (Materials)	136,250
132,600	Kyokuto Kaihatsu Kogyo Co. Ltd. (Capital Goods)	1,868,627
9,014	LaSalle Logiport REIT (REIT)	9,669,078
18,500	M&A Capital Partners Co. Ltd. (Diversified Financials)*	791,871
370,200	Macnica Fuji Electronics Holdings, Inc. (Technology Hardware & Equipment)	5,359,501
897,200	Maeda Corp. (Capital Goods)	8,935,070
477,800	Makino Milling Machine Co. Ltd. (Capital Goods)	20,272,224
477,500	Mandom Corp. (Household & Personal Products)	12,362,918
40,100	Marvelous, Inc. (Media & Entertainment)	309,274
700,000	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	23,177,493
278	MCUBS MidCity Investment Corp. (REIT)	254,752
278,600	Meiko Network Japan Co. Ltd. (Consumer Services)	2,773,790
12,340	Mirai Corp. (REIT)	5,426,118

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
80	Mitsubishi Estate Logistics REIT Investment Corp. (REIT)	$184,451
27,100	Mitsubishi Research Institute, Inc. (Software & Services)	752,816
125,800	Mitsui Mining & Smelting Co. Ltd. (Materials)	3,271,946
179,300	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	4,329,058
4,600	Modec, Inc. (Energy)	141,444
220,100	Morinaga & Co. Ltd. (Food, Beverage & Tobacco)	9,188,865
27,200	MTG Co. Ltd. (Household & Personal Products)(a)	483,096
311,300	Nagase & Co. Ltd. (Capital Goods)	4,757,160
269,400	NEC Networks & System Integration Corp. (Software & Services)	6,489,899
481,700	NET One Systems Co. Ltd. (Software & Services)	12,506,804
928,100	Nichi-iko Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	11,124,392
100,300	Nihon Chouzai Co. Ltd. (Food & Staples Retailing)	3,648,861
341,000	Nikkiso Co. Ltd. (Health Care Equipment & Services)	4,227,313
262,000	Nikkon Holdings Co. Ltd. (Transportation)	6,182,656
12,200	Nippon Carbon Co. Ltd. (Capital Goods)(a)	538,375
361,400	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	6,107,515
11,692,700	Nippon Light Metal Holdings Co. Ltd. (Materials)	25,847,315
412,700	Nippon Shokubai Co. Ltd. (Materials)	28,710,311
1,268,300	Nipro Corp. (Health Care Equipment & Services)	15,754,785
253,900	Nishimatsu Construction Co. Ltd. (Capital Goods)	5,507,626
278,100	Nishi-Nippon Financial Holdings, Inc. (Banks)	2,301,219
374,300	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	10,712,977
122,700	Nisshinbo Holdings, Inc. (Capital Goods)	1,095,384
354,500	Nissin Kogyo Co. Ltd. (Automobiles & Components)	4,725,566
39,100	Noevir Holdings Co. Ltd. (Household & Personal Products)	2,054,971
21,300	Nojima Corp. (Retailing)	366,459
7,600	Noritake Co. Ltd. (Capital Goods)	370,675
1,134,700	North Pacific Bank Ltd. (Banks)	2,783,218
37,000	NS Solutions Corp. (Software & Services)	994,146
318,600	NSD Co. Ltd. (Software & Services)	7,892,055

Common Stocks – (continued)
Japan – (continued)
1,500	NuFlare Technology, Inc. (Semiconductors & Semiconductor Equipment)	93,184
22,800	OBIC Business Consultants Co. Ltd. (Software & Services)	916,311
62,600	Oiles Corp. (Capital Goods)	1,046,251
84,800	Oisix ra daichi, Inc. (Retailing)*(a)	1,264,912
411,500	Oki Electric Industry Co. Ltd. (Technology Hardware & Equipment)	4,823,474
260,650	Okinawa Electric Power Co., Inc. (The) (Utilities)	4,306,997
608,700	OKUMA Corp. (Capital Goods)	35,858,288
1,791	One REIT, Inc. (REIT)	4,442,727
48,900	Onward Holdings Co. Ltd. (Consumer Durables & Apparel)	269,775
3,800	Open Door, Inc. (Retailing)*	110,050
32,900	OPT Holding, Inc. (Media & Entertainment)(a)	539,704
200,200	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)	9,407,737
229,800	PC Depot Corp. (Retailing)	845,725
44,800	Pepper Food Service Co. Ltd. (Consumer Services)(a)	907,673
8,028	Premier Investment Corp. (REIT)	9,934,115
146,600	Relo Group, Inc. (Real Estate)	4,003,796
15,800	Rengo Co. Ltd. (Materials)	139,363
23,500	Riken Vitamin Co. Ltd. (Food, Beverage & Tobacco)	773,707
542,000	Riso Kyoiku Co. Ltd. (Consumer Services)	2,073,961
575,900	Rohto Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	16,205,064
1,848,000	Round One Corp. (Consumer Services)	24,902,165
3,600	Ryobi Ltd. (Capital Goods)	82,130
596,500	SAMTY Co. Ltd. (Real Estate)(a)	7,739,403
28,400	Sangetsu Corp. (Consumer Durables & Apparel)	532,360
238,600	Sanki Engineering Co. Ltd. (Capital Goods)	2,611,001
21,600	Sankyu, Inc. (Transportation)	1,035,927
48,300	Sanyo Special Steel Co. Ltd. (Materials)	968,525
197,000	Sato Holdings Corp. (Commercial & Professional Services)	4,796,272
616,800	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	33,140,656
523,500	SCSK Corp. (Software & Services)	24,877,122
3,400	SEC Carbon Ltd. (Capital Goods)	302,855
566,400	Seiko Holdings Corp. (Consumer Durables & Apparel)	12,853,873
2,475,400	Seino Holdings Co. Ltd. (Transportation)	33,699,030

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
1,955	Sekisui House Reit, Inc. (REIT)	$1,409,066
105,200	Shikoku Electric Power Co., Inc. (Utilities)	1,063,155
55,500	Shindengen Electric Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,283,760
15,500	Shin-Etsu Polymer Co. Ltd. (Materials)	118,021
948,500	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	8,370,715
206,800	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	8,508,022
24,100	Showa Corp. (Automobiles & Components)	353,985
138,300	Sintokogio Ltd. (Capital Goods)	1,301,287
1,546,100	SKY Perfect JSAT Holdings, Inc. (Media & Entertainment)	6,185,725
406,500	Sodick Co. Ltd. (Capital Goods)	3,672,265
92,500	St Marc Holdings Co. Ltd. (Consumer Services)	2,076,969
4,600	Studio Alice Co. Ltd. (Consumer Services)	84,843
65,000	Sugi Holdings Co. Ltd. (Food & Staples Retailing)	3,287,407
51,900	Sumitomo Seika Chemicals Co. Ltd. (Materials)	2,016,487
121,600	Sumitomo Warehouse Co. Ltd. (The) (Transportation)	1,559,647
48,100	Systena Corp. (Software & Services)	579,058
121,900	T Hasegawa Co. Ltd. (Materials)	1,969,689
143,700	Tadano Ltd. (Capital Goods)	1,520,385
541,500	Takara Holdings, Inc. (Food, Beverage & Tobacco)	6,324,295
2,482,000	Takara Leben Co. Ltd. (Real Estate)	7,718,701
64,500	Takeuchi Manufacturing Co. Ltd. (Capital Goods)	1,223,141
688,600	TIS, Inc. (Software & Services)	31,417,952
2,200	Toei Animation Co. Ltd. (Media & Entertainment)	109,360
47,200	Toei Co. Ltd. (Media & Entertainment)	6,129,446
538,800	Toho Holdings Co. Ltd. (Health Care Equipment & Services)	12,624,617
97,100	Toho Titanium Co. Ltd. (Materials)	817,064
1,329,300	Tokyo Dome Corp. (Consumer Services)	13,202,228
10,300	Tokyo Ohka Kogyo Co. Ltd. (Materials)	329,839
49,300	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,432,021
1,862,300	Tokyo Tatemono Co. Ltd. (Real Estate)	21,020,866
78,000	Tokyotokeiba Co. Ltd. (Consumer Services)	2,275,686

Common Stocks – (continued)
Japan – (continued)
646,100	Tosei Corp. (Real Estate)	5,373,190
17,600	Toshiba Plant Systems & Services Corp. (Capital Goods)	316,044
573,700	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	14,126,354
279,500	Toyo Tanso Co. Ltd. (Capital Goods)	5,547,103
10,900	Tsubakimoto Chain Co. (Capital Goods)	406,294
927,100	Ube Industries Ltd. (Materials)	19,835,959
6,000	Universal Entertainment Corp. (Consumer Durables & Apparel)	189,068
43,500	UUUM, Inc. (Media & Entertainment)*(a)	1,801,666
9,600	Uzabase, Inc. (Diversified Financials)*	261,370
75,400	Valor Holdings Co. Ltd. (Food & Staples Retailing)	1,839,332
45,400	Vector, Inc. (Media & Entertainment)	540,527
224,800	Wacoal Holdings Corp. (Consumer Durables & Apparel)	5,552,094
268,900	Wakita & Co. Ltd. (Capital Goods)	2,824,582
73,800	Yellow Hat Ltd. (Retailing)	933,892
193,200	Yodogawa Steel Works Ltd. (Materials)	3,686,212
475,100	Zenrin Co. Ltd. (Media & Entertainment)	10,376,338

		1,259,041,811

Jersey – 0.0%
40,729	Sanne Group plc (Diversified Financials)	332,472

Kazakhstan – 0.2%
948,600	KAZ Minerals plc (Materials)	8,043,548

Netherlands – 4.4%
220,260	Aalberts NV (Capital Goods)	8,666,098
6,592	Accell Group NV (Consumer Durables & Apparel)	187,797
213,364	ASM International NV (Semiconductors & Semiconductor Equipment)	14,547,023
1,112,577	ASR Nederland NV (Insurance)	49,503,054
1,101,512	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)(a)	31,729,701
188,184	Euronext NV (Diversified Financials)(b)	13,075,417
441,320	Intertrust NV (Commercial & Professional Services)(b)	8,388,832
1,663,186	Koninklijke BAM Groep NV (Capital Goods)(a)	8,122,038
256,955	Koninklijke Volkerwessels NV (Capital Goods)	5,493,106

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
9,778	NSI NV (REIT)	$387,135
922,260	Signify NV (Capital Goods)(b)	27,649,692
349,050	SRH NV (Diversified Financials)*(a)(d)	—
870,916	TomTom NV (Consumer Durables & Apparel)*	7,528,142

		175,278,035

New Zealand – 0.6%
2,861,896	Air New Zealand Ltd. (Transportation)	5,125,026
4,186,820	Contact Energy Ltd. (Utilities)	18,796,462

		23,921,488

Norway – 3.8%
785,168	Austevoll Seafood ASA (Food, Beverage & Tobacco)	9,147,106
4,947,095	Elkem ASA (Materials)*(b)	20,492,650
449,524	Entra ASA (Real Estate)(a)(b)	6,524,642
706,582	Europris ASA (Retailing)*(b)	2,208,067
141,783	Golden Ocean Group Ltd. (Transportation)	880,125
65,756	Grieg Seafood ASA (Food, Beverage & Tobacco)	759,698
1,964,010	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	14,220,204
632,370	Salmar ASA (Food, Beverage & Tobacco)	28,763,200
49,038	Scatec Solar ASA (Utilities)*(b)	465,814
351,218	SpareBank 1 Nord Norge (Banks)	2,676,846
524,953	SpareBank 1 SMN (Banks)	5,694,735
1,423,634	Storebrand ASA (Insurance)	12,031,580
1,134,105	TGS NOPEC Geophysical Co. ASA (Energy)	29,655,403
436,993	Tomra Systems ASA (Commercial & Professional Services)*	13,183,454
296,580	Veidekke ASA (Capital Goods)	3,318,660

		150,022,184

Portugal – 0.1%
744,598	NOS SGPS SA (Media & Entertainment)	5,004,329

Singapore – 0.2%
1,383,100	China Aviation Oil Singapore Corp. Ltd. (Energy)	1,396,602
6,028,610	Yanlord Land Group Ltd. (Real Estate)	6,475,745

		7,872,347

Spain – 2.6%
843,618	Applus Services SA (Commercial & Professional Services)	10,601,664
53,504	Atresmedia Corp. de Medios de Comunicacion SA (Media & Entertainment)	288,993

Common Stocks – (continued)
Spain – (continued)
1,143,476	Cia de Distribucion Integral Logista Holdings SA (Transportation)	27,128,868
98,035	Construcciones y Auxiliar de Ferrocarriles SA (Capital Goods)	4,618,154
732,601	Global Dominion Access SA (Software & Services)*(b)	3,916,918
506,563	Lar Espana Real Estate Socimi SA (REIT)	3,975,187
30,191	Let’s GOWEX SA (Telecommunication Services)*(d)(e)	—
3,180,159	Merlin Properties Socimi SA (REIT)	43,378,842
333,978	Neinor Homes SA (Consumer Durables & Apparel)*(b)	3,807,254
397,587	Prosegur Cia de Seguridad SA (Commercial & Professional Services)	2,068,240
61,708	Viscofan SA (Food, Beverage & Tobacco)	3,712,366

		103,496,486

Sweden – 2.6%
1,815,539	Arjo AB Class B (Health Care Equipment & Services)	6,739,704
308,891	Bilia AB Class A (Retailing)	2,650,887
20,153	BioGaia AB Class B (Pharmaceuticals, Biotechnology & Life Sciences)*	977,634
343,363	Biotage AB (Pharmaceuticals, Biotechnology & Life Sciences)	4,659,625
124,907	Bure Equity AB (Diversified Financials)	2,322,137
555,238	Dios Fastigheter AB (Real Estate)	3,952,692
437,316	Dometic Group AB (Automobiles & Components)(b)	3,995,213
1,324,067	Hemfosa Fastigheter AB (Real Estate)	10,957,163
48,767	Indutrade AB (Capital Goods)*	1,491,038
3,909,607	Klovern AB Class B (Real Estate)	5,291,278
1,006,144	Kungsleden AB (Real Estate)	7,644,825
545,068	Lindab International AB (Capital Goods)	6,148,354
836,011	NetEnt AB (Consumer Services)*	2,656,986
812,948	Nobia AB (Consumer Durables & Apparel)*	5,108,519
725,373	Nobina AB (Transportation)(b)	4,657,387
258,750	Nolato AB Class B (Capital Goods)*	12,009,126
24,683	Pandox AB (Consumer Services)	423,558
117,662	Resurs Holding AB (Diversified Financials)(b)	728,380
85,578	Scandic Hotels Group AB (Consumer Services)(b)	796,656
82,620	Sweco AB Class B (Capital Goods)	2,108,682
407,693	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	7,439,047

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
585,598	Trelleborg AB Class B (Capital Goods)	$9,685,081

		102,443,972

Switzerland – 4.5%
40,343	BKW AG (Utilities)	2,572,178
9,073	Bucher Industries AG (Registered) (Capital Goods)	3,077,575
1,632	Burckhardt Compression Holding AG (Capital Goods)	492,616
216	Conzzeta AG (Registered) (Capital Goods)	186,270
9,746	dormakaba Holding AG Class B (Capital Goods)*	7,362,046
204,401	Flughafen Zurich AG (Registered) (Transportation)	33,695,189
1,033	Forbo Holding AG (Registered) (Consumer Durables & Apparel)	1,659,579
279,826	Galenica AG (Health Care Equipment & Services)*(b)	14,276,955
197,246	GAM Holding AG (Diversified Financials)*	818,181
1,040	Georg Fischer AG (Registered) (Capital Goods)	1,011,475
39,808	Helvetia Holding AG (Registered) (Insurance)*	25,296,957
54,047	Huber + Suhner AG (Registered) (Capital Goods)	4,321,997
581	Interroll Holding AG (Registered) (Capital Goods)	1,267,863
25,591	Kardex AG (Registered) (Capital Goods)	3,968,181
2,963,760	OC Oerlikon Corp. AG (Registered) (Capital Goods)	38,733,727
518,176	Oriflame Holding AG (Household & Personal Products)	10,688,027
2,116	Rieter Holding AG (Registered) (Capital Goods)	305,852
32,161	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	12,202,252
36,557	Sunrise Communications Group AG (Telecommunication Services)*(b)	2,427,463
65,586	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	14,806,108

		179,170,491

Tanzania, United Republic of – 0.0%
335,865	Acacia Mining plc (Materials)*	643,578

Ukraine – 0.4%
5,450,791	Ferrexpo plc (Materials)	14,765,972

United Kingdom – 15.4%
1,444,194	Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)	24,538,473

Common Stocks – (continued)
United Kingdom – (continued)
235,647	Ascential plc (Media & Entertainment)	1,096,780
1,507,072	Ashmore Group plc (Diversified Financials)	9,042,434
40,346	AVEVA Group plc (Software & Services)	1,762,854
1,500,697	B&M European Value Retail SA (Retailing)	7,736,506
633,605	Beazley plc (Insurance)	4,774,297
1,039,174	Bellway plc (Consumer Durables & Apparel)	42,198,205
65,832	Big Yellow Group plc (REIT)	895,138
969,000	Bodycote plc (Capital Goods)	10,856,014
4,594,143	boohoo Group plc (Retailing)*	14,774,167
927,696	Bovis Homes Group plc (Consumer Durables & Apparel)	13,450,434
323,086	Britvic plc (Food, Beverage & Tobacco)	3,856,979
20,033	Civitas Social Housing plc (REIT)	22,858
431,873	Computacenter plc (Software & Services)	6,805,401
780,915	Daily Mail & General Trust plc Class A (Media & Entertainment)	6,690,317
184,063	Dialog Semiconductor plc (Semiconductors & Semiconductor Equipment)*	7,160,816
87,230	Diploma plc (Capital Goods)	1,824,207
248,717	Drax Group plc (Utilities)	1,107,726
2,208,112	EI Group plc (Consumer Services)*	6,138,834
1,813,522	Electrocomponents plc (Technology Hardware & Equipment)	15,292,221
109,789	EMIS Group plc (Health Care Equipment & Services)	1,600,583
290,463	Euromoney Institutional Investor plc (Media & Entertainment)	4,651,219
760,292	Fevertree Drinks plc (Food, Beverage & Tobacco)	31,260,653
80,203	Forterra plc (Materials)(b)	326,548
28,438	Games Workshop Group plc (Consumer Durables & Apparel)	1,544,904
705,860	Grainger plc (Real Estate)	2,319,512
3,827,263	Great Portland Estates plc (REIT)	37,717,515
1,753,545	Greene King plc (Consumer Services)	14,685,772
760,390	Greggs plc (Consumer Services)	17,857,649
1,423,616	Halma plc (Technology Hardware & Equipment)	33,497,224
6,520,630	Hansteen Holdings plc (REIT)	7,990,559
10,221,458	Hays plc (Commercial & Professional Services)	20,263,786
119,488	Hiscox Ltd. (Insurance)	2,613,524
942,832	HomeServe plc (Commercial & Professional Services)	13,362,978
2,467,878	Ibstock plc (Materials)(b)	8,411,314

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
5,208,913	IG Group Holdings plc (Diversified Financials)	$34,650,728
66,784	IMI plc (Capital Goods)	917,184
2,279,556	Inchcape plc (Retailing)	18,301,224
914,924	Intermediate Capital Group plc (Diversified Financials)	14,138,758
2,859,472	JD Sports Fashion plc (Retailing)	23,505,404
1,638,491	Jupiter Fund Management plc (Diversified Financials)	8,040,642
1,561,711	Man Group plc (Diversified Financials)	3,200,064
152,302	Marshalls plc (Materials)	1,280,982
6,279,269	Moneysupermarket.com Group plc (Retailing)	29,825,896
89,302	Morgan Advanced Materials plc (Capital Goods)	325,361
256,072	OneSavings Bank plc (Banks)	1,455,989
383,512	Pagegroup plc (Commercial & Professional Services)	2,696,180
242,476	Paragon Banking Group plc (Banks)	1,452,269
267,104	Playtech plc (Consumer Services)	1,527,403
71,861	PZ Cussons plc (Household & Personal Products)	192,265
740,441	QinetiQ Group plc (Capital Goods)	2,916,915
749,473	Rentokil Initial plc (Commercial & Professional Services)	3,819,474
4,013,895	Rightmove plc (Media & Entertainment)	28,382,664
1,133,259	Rotork plc (Capital Goods)	4,622,251
939,556	Safestore Holdings plc (REIT)	7,890,166
624,505	Saga plc (Insurance)	479,655
129,788	Spirax-Sarco Engineering plc (Capital Goods)	13,993,439
1,676,715	SSP Group plc (Consumer Services)	15,240,373
205,996	St Modwen Properties plc (Real Estate)	1,105,531
43,594	Synthomer plc (Materials)	238,733
3,275,510	Tritax Big Box REIT plc (REIT)	6,353,289
762,154	Vesuvius plc (Capital Goods)	6,148,946
146,198	Victrex plc (Materials)	4,650,434
22,805	WH Smith plc (Retailing)	610,131

		616,090,751

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $3,724,202,681)		$3,872,801,466

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(f) – 1.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
65,949,758	2.464%	$65,949,758
(Cost $65,949,758)

TOTAL INVESTMENTS – 98.6%
(Cost $3,790,152,439)		$3,938,751,224

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		54,629,020

NET ASSETS – 100.0%		$3,993,380,244

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $—, which represents approximately 0.0% of the Fund’s net assets as of April 30, 2019.

Restricted Security	Acquisition Date	Cost
Let’s GOWEX SA	05/14/14 -05/30/14	$782,023
(Common Stocks)

(f)	Represents an Affiliated Issuer.

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	872	06/21/2019	$33,761,773	$209,263
FTSE 100 Index	181	06/21/2019	17,398,509	(104,523)
Hang Seng Index	10	05/30/2019	1,878,187	(2,506)
MSCI Singapore Index	71	05/30/2019	1,976,108	20,753
TOPIX Index	149	06/13/2019	21,601,957	15,820

Total Futures Contracts				$138,807

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

April 30, 2019 (Unaudited)

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,774,545,568, $2,922,979,428 and $3,724,202,681)(a)	$1,984,275,898	$2,984,915,745	$3,872,801,466
Investments in affiliated securities lending reinvestment vehicle, at value (cost $9,622,158, $90,871,945 and $65,949,758)	9,622,158	90,871,945	65,949,758
Cash	10,584,150	24,639,697	31,249,209
Foreign currencies, at value (cost $39,502,660, $53,812,521 and $66,976,408)	39,611,127	53,767,862	67,531,701
Receivables:
Dividends	3,816,860	15,755,011	20,967,634
Fund shares sold	3,069,353	2,838,164	4,407,763
Investments sold	367,279	16,491,694	63,253,953
Reimbursement from investment adviser	115,195	133,194	222,226
Securities lending income	49,926	91,558	126,469
Due from custodian	—	22,847,580	4,013,818
Foreign tax reclaims	—	3,303,386	5,056,169
Collateral on certain derivative contracts(b)	—	—	3,956,705
Variation margin on futures	901,425	13,461	13,908
Other assets	100,547	134,466	250,735
Total assets	2,052,513,918	3,215,803,763	4,139,801,514

Liabilities:
Payables:
Payable upon return of securities loaned	9,622,158	90,871,945	65,949,758
Fund shares redeemed	5,774,159	4,443,238	6,810,508
Management fees	1,671,550	1,811,212	2,664,168
Foreign capital gains taxes	1,639,109	—	—
Distribution and Service fees and Transfer Agency fees	126,420	234,983	270,365
Investments purchased	19,390	30,794,827	70,025,397
Accrued expenses	722,507	402,725	701,074
Total liabilities	19,575,293	128,558,930	146,421,270

Net Assets:
Paid-in capital	1,954,328,072	3,131,506,493	4,075,236,426
Total distributable earnings (loss)	78,610,553	(44,261,660)	(81,856,182)
NET ASSETS	$2,032,938,625	$3,087,244,833	$3,993,380,244
Net Assets:
Class A	$85,052,567	$194,636,769	$157,078,173
Class C	9,991,219	28,325,327	60,575,715
Institutional	1,167,274,578	1,337,955,682	2,208,517,200
Service	—	5,459,043	—
Investor	143,452,625	532,250,242	349,404,073
Class P	143,873,184	378,045,523	79,469,923
Class R	22,384,972	9,351,815	—
Class R6	460,909,480	601,220,432	1,138,335,160
Total Net Assets	$2,032,938,625	$3,087,244,833	$3,993,380,244
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	8,770,202	15,907,469	13,628,606
Class C	1,042,756	2,368,805	5,435,824
Institutional	120,625,353	106,440,242	191,834,701
Service	—	442,013	—
Investor	14,844,993	44,389,982	30,483,662
Class P	14,879,391	30,120,090	6,889,220
Class R	2,338,552	786,129	—
Class R6	47,668,433	47,866,183	98,673,132
Net asset value, offering and redemption price per share:(c)
Class A	$9.70	$12.24	$11.53
Class C	9.58	11.96	11.14
Institutional	9.68	12.57	11.51
Service	—	12.35	—
Investor	9.66	11.99	11.46
Class P	9.67	12.55	11.54
Class R	9.57	11.90	—
Class R6	9.67	12.56	11.54

(a)	Includes loaned securities having a market value of $9,277,556, $85,177,462 and $60,617,029, for the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
(b)	Includes amount segregated for initial margin and/or collateral on futures transactions for the International Small Cap Insights Fund.
(c)	Maximum public offering price per share for Class A Shares of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds is $10.26, $12.95 and $12.20, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $1,585,026, $4,068,268 and $4,314,021)	$16,709,371	$43,265,496	$48,710,162

Income from non-cash dividends	2,768,668	—	—

Securities lending income — affiliated issuer	242,000	464,110	656,775

Dividends — affiliated issuers	16,916	105,988	6,723

Total investment income	19,736,955	43,835,594	49,373,660

Expenses:

Management fees	9,700,969	10,137,838	16,110,806

Custody, accounting and administrative services	829,418	416,487	755,702

Transfer Agency fees(a)	517,346	914,255	1,175,364

Distribution and Service fees(a)	201,197	386,863	516,057

Registration fees	102,251	156,940	341,148

Printing and mailing costs	76,519	72,794	204,235

Professional fees	55,810	55,912	54,768

Trustee fees	9,705	10,167	11,567

Service share fees — Service and Shareholder Administration Plan	—	12,248	—

Other	64,113	34,089	58,032

Total expenses	11,557,328	12,197,593	19,227,679

Less — expense reductions	(616,611)	(800,782)	(1,157,503)

Net expenses	10,940,717	11,396,811	18,070,176

NET INVESTMENT INCOME	8,796,238	32,438,783	31,303,484

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(99,511,652)	(115,495,561)	(213,187,502)

Futures contracts	1,301,782	(60,479)	(5,525,389)

Foreign currency transactions	(1,421,019)	(579,459)	(524,822)

Net change in unrealized gain on:

Investments — unaffiliated issuers (including the effects of the net change in the foreign capital gains tax liability of $1,860,535, $0 and $0)	277,356,467	221,066,767	338,353,935

Futures contracts	672,213	3,445,515	3,525,216

Foreign currency translation	1,358,185	557,222	1,637,222

Net realized and unrealized gain	179,755,976	108,934,005	124,278,660

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$188,552,214	$141,372,788	$155,582,144

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Emerging Markets Equity Insights	$101,381	$46,637	$53,179	$72,994	$8,395	$208,546	$—	$108,347	$21,430	$19,144	$78,490
International Equity Insights	217,655	148,800	20,408	156,711	26,784	253,148	980	342,493	51,395	7,347	75,397
International Small Cap Insights	207,084	308,973	—	149,101	55,615	439,129	—	357,847	12,045	—	161,627

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund		International Equity Insights Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$8,796,238	$42,689,312	$32,438,783	$44,538,895

Net realized loss	(99,630,889)	(33,728,994)	(116,135,499)	(8,358,918)

Net change in unrealized gain (loss)	279,386,865	(341,728,940)	225,069,504	(308,376,122)

Net increase (decrease) in net assets resulting from operations	188,552,214	(332,768,622)	141,372,788	(272,196,145)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,382,695)	(4,884,471)	(2,441,498)	(1,955,352)

Class C Shares	(82,497)	(418,669)	(230,590)	(228,068)

Institutional Shares	(21,025,697)	(82,036,966)	(21,903,837)	(18,269,075)

Service Shares	—	—	(64,202)	(60,270)

Investor Shares	(2,145,536)	(4,097,352)	(7,168,724)	(3,049,706)

Class P Shares(a)	(3,090,275)	—	(5,642,654)	—

Class R Shares	(318,449)	(967,288)	(107,227)	(101,979)

Class R6 Shares	(11,923,948)	(834,501)	(8,467,600)	(1,354,479)

Total distributions to shareholders	(39,969,097)	(93,239,247)	(46,026,332)	(25,018,929)

From share transactions:

Proceeds from sales of shares	521,679,563	1,970,419,112	1,306,999,063	2,495,327,761

Reinvestment of distributions	37,448,910	88,340,977	36,692,122	20,407,591

Cost of shares redeemed	(617,549,379)	(1,381,190,121)	(959,122,954)	(1,015,368,858)

Net increase (decrease) in net assets resulting from share transactions	(58,420,906)	677,569,968	384,568,231	1,500,366,494

TOTAL INCREASE	90,162,211	251,562,099	479,914,687	1,203,151,420

Net assets:

Beginning of period	1,942,776,414	1,691,214,315	2,607,330,146	1,404,178,726

End of period	$2,032,938,625	$1,942,776,414	$3,087,244,833	$2,607,330,146

(a)	Commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	International Small Cap Insights Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$31,303,484	$58,615,743

Net realized loss	(219,237,713)	(18,031,737)

Net change in unrealized gain (loss)	343,516,373	(559,493,790)

Net increase (decrease) in net assets resulting from operations	155,582,144	(518,909,784)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,847,569)	(16,242,694)

Class C Shares	(140,227)	(5,141,152)

Institutional Shares	(35,596,707)	(147,741,062)

Investor Shares	(5,911,450)	(29,731,157)

Class P Shares(a)	(1,347,821)	—

Class R6 Shares	(16,511,878)	(9,645,435)

Total distributions to shareholders	(61,355,652)	(208,501,500)

From share transactions:

Proceeds from sales of shares	960,129,982	3,620,112,324

Reinvestment of distributions	56,353,633	188,604,742

Cost of shares redeemed	(1,329,311,714)	(1,404,160,241)

Net increase (decrease) in net assets resulting from share transactions	(312,828,099)	2,404,556,825

TOTAL INCREASE (DECREASE)	(218,601,607)	1,677,145,541

Net assets:

Beginning of period	4,211,981,851	2,534,836,310

End of period	$3,993,380,244	$4,211,981,851

(a)	Commenced operations on April 16 2018.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$8.98		$11.00	$8.54	$7.92	$8.99	$8.95

Net investment income(a)	0.03		0.18	0.13	0.10	0.11	0.14

Net realized and unrealized gain (loss)	0.84		(1.66)	2.41	0.59	(0.98)	(0.02)

Total from investment operations	0.87		(1.48)	2.54	0.69	(0.87)	0.12

Distributions to shareholders from net investment income	(0.15)		(0.12)	(0.08)	(0.07)	(0.13)	(0.08)

Distributions to shareholders from net realized gains	—		(0.42)	—	—	(0.07)	—

Total distributions	(0.15)		(0.54)	(0.08)	(0.07)	(0.20)	(0.08)

Net asset value, end of period	$9.70		$8.98	$11.00	$8.54	$7.92	$8.99

Total return(b)	9.93%		(14.11)%	30.15%	8.79%	(9.84)%	1.38%

Net assets, end of period (in 000s)	$85,053		$82,726	$95,930	$50,289	$37,307	$37,905

Ratio of net expenses to average net assets	1.48	%(c)	1.48%	1.52%	1.56%	1.58%	1.58%

Ratio of total expenses to average net assets	1.55	%(c)	1.54%	1.55%	1.63%	1.67%	1.66%

Ratio of net investment income to average net assets	0.58	%(c)	1.72%	1.36%	1.24%	1.30%	1.59%

Portfolio turnover rate(d)	75%		147%	172%	216%	199%	180%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$8.83		$10.88	$8.45	$7.84	$8.88	$8.90

Net investment income (loss)(a)	(0.01)		0.10	0.07	0.04	0.05	0.07

Net realized and unrealized gain (loss)	0.84		(1.64)	2.39	0.58	(0.98)	(0.01)

Total from investment operations	0.83		(1.54)	2.46	0.62	(0.93)	0.06

Distributions to shareholders from net investment income	(0.08)		(0.09)	(0.03)	(0.01)	(0.04)	(0.08)

Distributions to shareholders from net realized gains	—		(0.42)	—	—	(0.07)	—

Total distributions	(0.08)		(0.51)	(0.03)	(0.01)	(0.11)	(0.08)

Net asset value, end of period	$9.58		$8.83	$10.88	$8.45	$7.84	$8.88

Total return(b)	9.55%		(14.80)%	29.20%	7.97%	(10.50)%	0.66%

Net assets, end of period (in 000s)	$9,991		$8,975	$7,563	$1,132	$1,053	$944

Ratio of net expenses to average net assets	2.23	%(c)	2.23%	2.26%	2.31%	2.33%	2.33%

Ratio of total expenses to average net assets	2.30	%(c)	2.29%	2.29%	2.39%	2.42%	2.41%

Ratio of net investment income (loss) to average net assets	(0.21	)%(c)	0.98%	0.72%	0.47%	0.60%	0.80%

Portfolio turnover rate(d)	75%		147%	172%	216%	199%	180%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$8.99		$11.01	$8.54	$7.91	$8.98	$8.95

Net investment income(a)	0.04		0.19	0.17	0.13	0.14	0.17

Net realized and unrealized gain (loss)	0.85		(1.64)	2.41	0.60	(0.98)	(0.02)

Total from investment operations	0.89		(1.45)	2.58	0.73	(0.84)	0.15

Distributions to shareholders from net investment income	(0.20)		(0.15)	(0.11)	(0.10)	(0.16)	(0.12)

Distributions to shareholders from net realized gains	—		(0.42)	—	—	(0.07)	—

Total distributions	(0.20)		(0.57)	(0.11)	(0.10)	(0.23)	(0.12)

Net asset value, end of period	$9.68		$8.99	$11.01	$8.54	$7.91	$8.98

Total return(b)	10.16%		(13.83)%	30.67%	9.35%	(9.52)%	1.65%

Net assets, end of period (in 000s)	$1,167,275		$981,091	$1,488,246	$852,853	$508,685	$660,922

Ratio of net expenses to average net assets	1.09	%(c)	1.10%	1.15%	1.16%	1.18%	1.18%

Ratio of total expenses to average net assets	1.16	%(c)	1.14%	1.15%	1.22%	1.27%	1.26%

Ratio of net investment income to average net assets	0.93	%(c)	1.84%	1.74%	1.70%	1.69%	1.95%

Portfolio turnover rate(d)	75%		147%	172%	216%	199%	180%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Investor Shares(a)
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$8.97		$10.99	$8.53	$7.91	$8.97	$8.94

Net investment income(b)	0.04		0.21	0.18	0.12	0.14	0.13

Net realized and unrealized gain (loss)	0.84		(1.66)	2.38	0.59	(0.99)	0.02

Total from investment operations	0.88		(1.45)	2.56	0.71	(0.85)	0.15

Distributions to shareholders from net investment income	(0.19)		(0.15)	(0.10)	(0.09)	(0.14)	(0.12)

Distributions to shareholders from net realized gains	—		(0.42)	—	—	(0.07)	—

Total distributions	(0.19)		(0.57)	(0.10)	(0.09)	(0.21)	(0.12)

Net asset value, end of period	$9.66		$8.97	$10.99	$8.53	$7.91	$8.97

Total return(c)	10.04%		(13.90)%	30.47%	9.13%	(9.63)%	1.70%

Net assets, end of period (in 000s)	$143,453		$96,779	$67,068	$2,565	$798	$875

Ratio of net expenses to average net assets	1.23	%(d)	1.23%	1.26%	1.31%	1.33%	1.34%

Ratio of total expenses to average net assets	1.30	%(d)	1.29%	1.29%	1.37%	1.42%	1.39%

Ratio of net investment income to average net assets	0.77	%(d)	1.99%	1.81%	1.53%	1.63%	1.47%

Portfolio turnover rate(e)	75%		147%	172%	216%	199%	180%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)		For the period April 16, 2018* to October 31, 2018
Per Share Data

Net asset value, beginning of period	$8.98		$10.84

Net investment income(a)	0.04		0.18

Net realized and unrealized gain (loss)	0.85		(2.04)

Total from investment operations	0.89		(1.86)

Distributions to shareholders from net investment income	(0.20)		—

Net asset value, end of period	$9.67		$8.98

Total return(b)	10.21%		(17.16)%

Net assets, end of period (in 000s)	$143,873		$130,763

Ratio of net expenses to average net assets	1.08	%(c)	1.08	%(c)

Ratio of total expenses to average net assets	1.15	%(c)	1.17	%(c)

Ratio of net investment income to average net assets	0.96	%(c)	3.36	%(c)

Portfolio turnover rate(d)	75%		147%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class R Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,				For the period February 28, 2014* to October 31, 2014
			2018	2017	2016	2015
Per Share Data

Net asset value, beginning of period	$8.86		$10.87	$8.44	$7.84	$8.94	$8.26

Net investment income(a)	0.01		0.15	0.10	0.08	0.09	0.02

Net realized and unrealized gain (loss)	0.84		(1.64)	2.40	0.59	(0.98)	0.66

Total from investment operations	0.85		(1.49)	2.50	0.67	(0.89)	0.68

Distributions to shareholders from net investment income	(0.14)		(0.10)	(0.07)	(0.07)	(0.14)	—

Distributions to shareholders from net realized gains	—		(0.42)	—	—	(0.07)	—

Total distributions	(0.14)		(0.52)	(0.07)	(0.07)	(0.21)	—

Net asset value, end of period	$9.57		$8.86	$10.87	$8.44	$7.84	$8.94

Total return(b)	9.76%		(14.34)%	29.86%	8.57%	(10.06)%	8.23%

Net assets, end of period (in 000s)	$22,385		$20,852	$19,243	$9,363	$4,547	$998

Ratio of net expenses to average net assets	1.73	%(c)	1.73%	1.77%	1.81%	1.83%	1.82	%(c)

Ratio of total expenses to average net assets	1.80	%(c)	1.79%	1.79%	1.88%	1.93%	2.07	%(c)

Ratio of net investment income to average net assets	0.31	%(c)	1.46%	1.06%	1.01%	1.10%	0.31	%(c)

Portfolio turnover rate(d)	75%		147%	172%	216%	199%	180%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,			For the period July 31, 2015* to October 31, 2015
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$8.98		$11.00	$8.53	$7.91	$8.40

Net investment income(a)	0.04		0.29	0.19	0.10	0.01

Net realized and unrealized gain (loss)	0.85		(1.73)	2.39	0.62	(0.50)

Total from investment operations	0.89		(1.44)	2.58	0.72	(0.49)

Distributions to shareholders from net investment income	(0.20)		(0.16)	(0.11)	(0.10)	—

Distributions to shareholders from net realized gains	—		(0.42)	—	—	—

Total distributions	(0.20)		(0.58)	(0.11)	(0.10)	—

Net asset value, end of period	$9.67		$8.98	$11.00	$8.53	$7.91

Total return(b)	10.19%		(13.84)%	30.74%	9.27%	(5.83)%

Net assets, end of period (in 000s)	$460,909		$621,590	$13,164	$1,637	$9

Ratio of net expenses to average net assets	1.08	%(c)	1.08%	1.13%	1.13%	1.17	%(c)

Ratio of total expenses to average net assets	1.15	%(c)	1.15%	1.13%	1.16%	1.28	%(c)

Ratio of net investment income to average net assets	0.96	%(c)	2.78%	1.87%	1.26%	0.59	%(c)

Portfolio turnover rate(d)	75%		147%	172%	216%	199%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$11.88		$13.19	$10.53	$10.54	$10.69	$10.99

Net investment income(a)	0.12		0.23	0.18	0.18	0.18	0.37	(b)

Net realized and unrealized gain (loss)	0.41		(1.36)	2.71	(0.08)	0.08	(0.39)

Total from investment operations	0.53		(1.13)	2.89	0.10	0.26	(0.02)

Distributions to shareholders from net investment income	(0.17)		(0.18)	(0.23)	(0.11)	(0.41)	(0.28)

Net asset value, end of period	$12.24		$11.88	$13.19	$10.53	$10.54	$10.69

Total return(c)	4.70%		(8.71)%	28.07%	0.97%	2.58%	(0.14)%

Net assets, end of period (in 000s)	$194,637		$184,222	$138,267	$104,736	$78,527	$79,214

Ratio of net expenses to average net assets	1.15	%(d)	1.14%	1.21%	1.25%	1.27%	1.29%

Ratio of total expenses to average net assets	1.23	%(d)	1.26%	1.35%	1.39%	1.37%	1.36%

Ratio of net investment income to average net assets	2.10	%(d)	1.76%	1.54%	1.77%	1.70%	3.31	%(b)

Portfolio turnover rate(e)	59%		124%	161%	176%	154%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$11.56		$12.91	$10.32	$10.36	$10.51	$10.83

Net investment income(a)	0.07		0.14	0.09	0.10	0.10	0.28	(b)

Net realized and unrealized gain (loss)	0.42		(1.34)	2.66	(0.08)	0.08	(0.37)

Total from investment operations	0.49		(1.20)	2.75	0.02	0.18	(0.09)

Distributions to shareholders from net investment income	(0.09)		(0.15)	(0.16)	(0.06)	(0.33)	(0.23)

Net asset value, end of period	$11.96		$11.56	$12.91	$10.32	$10.36	$10.51

Total return(c)	4.31%		(9.45)%	27.11%	0.22%	1.82%	(0.85)%

Net assets, end of period (in 000s)	$28,325		$32,338	$14,886	$6,164	$4,409	$3,054

Ratio of net expenses to average net assets	1.90	%(d)	1.89%	1.95%	2.00%	2.01%	2.04%

Ratio of total expenses to average net assets	1.98	%(d)	2.01%	2.09%	2.14%	2.12%	2.11%

Ratio of net investment income to average net assets	1.16	%(d)	1.11%	0.79%	1.02%	0.93%	2.61	%(b)

Portfolio turnover rate(e)	59%		124%	161%	176%	154%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$12.22		$13.57	$10.82	$10.83	$10.97	$11.29

Net investment income(a)	0.14		0.28	0.23	0.24	0.22	0.42	(b)

Net realized and unrealized gain (loss)	0.43		(1.41)	2.79	(0.10)	0.09	(0.40)

Total from investment operations	0.57		(1.13)	3.02	0.14	0.31	0.02

Distributions to shareholders from net investment income	(0.22)		(0.22)	(0.27)	(0.15)	(0.45)	(0.34)

Net asset value, end of period	$12.57		$12.22	$13.57	$10.82	$10.83	$10.97

Total return(c)	4.90%		(8.48)%	28.57%	1.34%	3.05%	0.22%

Net assets, end of period (in 000s)	$1,337,956		$1,323,745	$1,012,010	$500,930	$642,473	$742,016

Ratio of net expenses to average net assets	0.79	%(d)	0.81%	0.85%	0.85%	0.87%	0.89%

Ratio of total expenses to average net assets	0.84	%(d)	0.87%	0.94%	0.99%	0.97%	0.96%

Ratio of net investment income to average net assets	2.40	%(d)	2.08%	1.92%	2.25%	2.08%	3.74	%(b)

Portfolio turnover rate(e)	59%		124%	161%	176%	154%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Service Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$11.98		$13.32	$10.63	$10.64	$10.76	$11.06

Net investment income(a)	0.11		0.21	0.18	0.17	0.16	0.35	(b)

Net realized and unrealized gain (loss)	0.42		(1.38)	2.73	(0.08)	0.09	(0.37)

Total from investment operations	0.53		(1.17)	2.91	0.09	0.25	(0.02)

Distributions to shareholders from net investment income	(0.16)		(0.17)	(0.22)	(0.10)	(0.37)	(0.28)

Net asset value, end of period	$12.35		$11.98	$13.32	$10.63	$10.64	$10.76

Total return(c)	4.59%		(8.92)%	27.89%	0.87%	2.48%	(0.17)%

Net assets, end of period (in 000s)	$5,459		$4,538	$4,073	$1,898	$1,641	$2,779

Ratio of net expenses to average net assets	1.29	%(d)	1.31%	1.35%	1.35%	1.37%	1.39%

Ratio of total expenses to average net assets	1.34	%(d)	1.37%	1.45%	1.49%	1.47%	1.45%

Ratio of net investment income to average net assets	1.95	%(d)	1.57%	1.51%	1.60%	1.51%	3.17	%(b)

Portfolio turnover rate(e)	59%		124%	161%	176%	154%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Investor Shares(a)
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$11.67		$12.97	$10.36	$10.38	$10.53	$10.86

Net investment income(b)	0.14		0.27	0.23	0.17	0.16	0.38	(c)

Net realized and unrealized gain (loss)	0.39		(1.35)	2.64	(0.05)	0.12	(0.38)

Total from investment operations	0.53		(1.08)	2.87	0.12	0.28	—	(d)

Distributions to shareholders from net investment income	(0.21)		(0.22)	(0.26)	(0.14)	(0.43)	(0.33)

Net asset value, end of period	$11.99		$11.67	$12.97	$10.36	$10.38	$10.53

Total return(e)	4.80%		(8.52)%	28.44%	1.22%	2.85%	0.12%

Net assets, end of period (in 000s)	$532,250		$393,993	$147,186	$6,639	$1,666	$278

Ratio of net expenses to average net assets	0.90	%(f)	0.89%	0.94%	1.00%	1.01%	1.04%

Ratio of total expenses to average net assets	0.98	%(f)	1.01%	1.07%	1.14%	1.13%	1.10%

Ratio of net investment income to average net assets	2.38	%(f)	2.09%	1.87%	1.65%	1.54%	3.52	%(c)

Portfolio turnover rate(g)	59%		124%	161%	176%	154%	142%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)		For the period April 16, 2018* to October 31, 2018

Per Share Data

Net asset value, beginning of period	$12.21		$13.79

Net investment income(a)	0.15		0.12

Net realized and unrealized gain (loss)	0.41		(1.70)

Total from investment operations	0.56		(1.58)

Distributions to shareholders from net investment income	(0.22)		—

Net asset value, end of period	$12.55		$12.21

Total return(b)	4.86%		(11.46)%

Net assets, end of period (in 000s)	$378,046		$245,618

Ratio of net expenses to average net assets	0.78	%(c)	0.78	%(c)

Ratio of total expenses to average net assets	0.83	%(c)	0.87	%(c)

Ratio of net investment income to average net assets	2.45	%(c)	1.65	%(c)

Portfolio turnover rate(d)	59%		124%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class R Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$11.54		$12.85	$10.29	$10.34	$10.52	$10.85

Net investment income(a)	0.10		0.19	0.16	0.13	0.14	0.34	(b)

Net realized and unrealized gain (loss)	0.41		(1.33)	2.64	(0.06)	0.09	(0.38)

Total from investment operations	0.51		(1.14)	2.80	0.07	0.23	(0.04)

Distributions to shareholders from net investment income	(0.15)		(0.17)	(0.24)	(0.12)	(0.41)	(0.29)

Net asset value, end of period	$11.90		$11.54	$12.85	$10.29	$10.34	$10.52

Total return(c)	4.60%		(9.01)%	27.81%	0.67%	2.32%	(0.33)%

Net assets, end of period (in 000s)	$9,352		$7,548	$7,071	$2,152	$186	$161

Ratio of net expenses to average net assets	1.40	%(d)	1.40%	1.45%	1.50%	1.52%	1.54%

Ratio of total expenses to average net assets	1.48	%(d)	1.51%	1.59%	1.64%	1.62%	1.61%

Ratio of net investment income to average net assets	1.83	%(d)	1.49%	1.39%	1.28%	1.33%	3.09	%(b)

Portfolio turnover rate(e)	59%		124%	161%	176%	154%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,			For the period July 31, 2015* to October 31, 2015
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$12.22		$13.56	$10.82	$10.83	$11.23

Net investment income(a)	0.15		0.33	0.23	0.14	0.04

Net realized and unrealized gain (loss)	0.41		(1.45)	2.78	0.01	(0.44)

Total from investment operations	0.56		(1.12)	3.01	0.15	(0.40)

Distributions to shareholders from net investment income	(0.22)		(0.22)	(0.27)	(0.16)	—

Net asset value, end of period	$12.56		$12.22	$13.56	$10.82	$10.83

Total return(b)	4.93%		(8.48)%	28.51%	1.37%	(3.56)%

Net assets, end of period (in 000s)	$601,220		$415,327	$80,686	$46,707	$10

Ratio of net expenses to average net assets	0.78	%(c)	0.79%	0.83%	0.83%	0.84	%(c)

Ratio of total expenses to average net assets	0.83	%(c)	0.86%	0.93%	0.96%	0.93	%(c)

Ratio of net investment income to average net assets	2.55	%(c)	2.45%	1.96%	1.32%	1.56	%(c)

Portfolio turnover rate(d)	59%		124%	161%	176%	154%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$11.16		$13.39	$10.71	$10.42	$10.03	$10.62

Net investment income(a)	0.06		0.17	0.14	0.16	0.16	0.14

Net realized and unrealized gain (loss)	0.42		(1.39)	2.79	0.27	0.49	(0.34)

Total from investment operations	0.48		(1.22)	2.93	0.43	0.65	(0.20)

Distributions to shareholders from net investment income	(0.11)		(0.18)	(0.25)	(0.14)	(0.16)	(0.32)

Distributions to shareholders from net realized gains	—		(0.83)	—	—	(0.10)	(0.07)

Total distributions	(0.11)		(1.01)	(0.25)	(0.14)	(0.26)	(0.39)

Net asset value, end of period	$11.53		$11.16	$13.39	$10.71	$10.42	$10.03

Total return(b)	4.51%		(9.88)%	28.01%	4.17%	6.70%	(1.94)%

Net assets, end of period (in 000s)	$157,078		$193,465	$211,268	$242,383	$204,067	$144,558

Ratio of net expenses to average net assets	1.25	%(c)	1.26%	1.29%	1.30%	1.30%	1.30%

Ratio of total expenses to average net assets	1.31	%(c)	1.31%	1.34%	1.39%	1.39%	1.39%

Ratio of net investment income to average net assets	1.16	%(c)	1.34%	1.18%	1.55%	1.58%	1.33%

Portfolio turnover rate(d)	64%		110%	129%	140%	131%	129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$10.73		$12.95	$10.35	$10.11	$9.76	$10.40

Net investment income(a)	0.02		0.08	0.07	0.08	0.08	0.06

Net realized and unrealized gain (loss)	0.41		(1.35)	2.70	0.25	0.49	(0.33)

Total from investment operations	0.43		(1.27)	2.77	0.33	0.57	(0.27)

Distributions to shareholders from net investment income	(0.02)		(0.12)	(0.17)	(0.09)	(0.12)	(0.30)

Distributions to shareholders from net realized gains	—		(0.83)	—	—	(0.10)	(0.07)

Total distributions	(0.02)		(0.95)	(0.17)	(0.09)	(0.22)	(0.37)

Net asset value, end of period	$11.14		$10.73	$12.95	$10.35	$10.11	$9.76

Total return(b)	4.07%		(10.59)%	27.20%	3.27%	5.96%	(2.71)%

Net assets, end of period (in 000s)	$60,576		$68,767	$65,194	$44,643	$38,777	$19,158

Ratio of net expenses to average net assets	2.00	%(c)	2.01%	2.04%	2.05%	2.05%	2.05%

Ratio of total expenses to average net assets	2.06	%(c)	2.06%	2.09%	2.14%	2.14%	2.15%

Ratio of net investment income to average net assets	0.46	%(c)	0.61%	0.60%	0.83%	0.82%	0.57%

Portfolio turnover rate(d)	64%		110%	129%	140%	131%	129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$11.19		$13.42	$10.73	$10.44	$10.05	$10.62

Net investment income(a)	0.09		0.21	0.21	0.21	0.20	0.17

Net realized and unrealized gain (loss)	0.40		(1.38)	2.77	0.26	0.49	(0.33)

Total from investment operations	0.49		(1.17)	2.98	0.47	0.69	(0.16)

Distributions to shareholders from net investment income	(0.17)		(0.23)	(0.29)	(0.18)	(0.20)	(0.34)

Distributions to shareholders from net realized gains	—		(0.83)	—	—	(0.10)	(0.07)

Total distributions	(0.17)		(1.06)	(0.29)	(0.18)	(0.30)	(0.41)

Net asset value, end of period	$11.51		$11.19	$13.42	$10.73	$10.44	$10.05

Total return(b)	4.65%		(9.53)%	28.59%	4.50%	7.11%	(1.54)%

Net assets, end of period (in 000s)	$2,208,517		$2,250,288	$1,796,887	$1,118,478	$888,071	$668,746

Ratio of net expenses to average net assets	0.86	%(c)	0.87%	0.90%	0.90%	0.90%	0.90%

Ratio of total expenses to average net assets	0.92	%(c)	0.92%	0.94%	0.98%	0.99%	0.99%

Ratio of net investment income to average net assets	1.62	%(c)	1.67%	1.77%	1.98%	1.97%	1.65%

Portfolio turnover rate(d)	64%		110%	129%	140%	131%	129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Investor Shares(a)
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$11.12		$13.36	$10.68	$10.40	$10.01	$10.59

Net investment income(b)	0.07		0.21	0.21	0.19	0.19	0.18

Net realized and unrealized gain (loss)	0.42		(1.40)	2.75	0.26	0.49	(0.35)

Total from investment operations	0.49		(1.19)	2.96	0.45	0.68	(0.17)

Distributions to shareholders from net investment income	(0.15)		(0.22)	(0.28)	(0.17)	(0.19)	(0.34)

Distributions to shareholders from net realized gains	—		(0.83)	—	—	(0.10)	(0.07)

Total distributions	(0.15)		(1.05)	(0.28)	(0.17)	(0.29)	(0.41)

Net asset value, end of period	$11.46		$11.12	$13.36	$10.68	$10.40	$10.01

Total return(c)	4.63%		(9.72)%	28.48%	4.33%	7.00%	(1.68)%

Net assets, end of period (in 000s)	$349,404		$532,484	$344,700	$99,365	$40,890	$19,134

Ratio of net expenses to average net assets	1.00	%(d)	1.01%	1.04%	1.05%	1.05%	1.05%

Ratio of total expenses to average net assets	1.06	%(d)	1.06%	1.09%	1.13%	1.14%	1.14%

Ratio of net investment income to average net assets	1.33	%(d)	1.68%	1.76%	1.83%	1.83%	1.66%

Portfolio turnover rate(e)	64%		110%	129%	140%	131%	129%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)		For the period April 16, 2018* to October 31, 2018

Per Share Data

Net asset value, beginning of period	$11.21		$13.08

Net investment income(a)	0.09		0.08

Net realized and unrealized gain (loss)	0.41		(1.95)

Total from investment operations	0.50		(1.87)

Distributions to shareholders from net investment income	(0.17)		—

Net asset value, end of period	$11.54		$11.21

Total return(b)	4.75%		(14.30)%

Net assets, end of period (in 000s)	$79,470		$90,943

Ratio of net expenses to average net assets	0.85	%(c)	0.85	%(c)

Ratio of total expenses to average net assets	0.91	%(c)	0.93	%(c)

Ratio of net investment income to average net assets	1.60	%(c)	1.20	%(c)

Portfolio turnover rate(d)	64%		110%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,			For the period July 31, 2015* to October 31, 2015
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$11.21		$13.45	$10.75	$10.44	$10.75

Net investment income(a)	0.09		0.22	0.20	0.26	0.05

Net realized and unrealized gain (loss)	0.41		(1.40)	2.79	0.23	(0.36)

Total from investment operations	0.50		(1.18)	2.99	0.49	(0.31)

Distributions to shareholders from net investment income	(0.17)		(0.23)	(0.29)	(0.18)	—

Distributions to shareholders from net realized gains	—		(0.83)	—	—	—

Total distributions	(0.17)		(1.06)	(0.29)	(0.18)	—

Net asset value, end of period	$11.54		$11.21	$13.45	$10.75	$10.44

Total return(b)	4.75%		(9.57)%	28.67%	4.72%	(2.88)%

Net assets, end of period (in 000s)	$1,138,335		$1,076,035	$116,788	$18,566	$10

Ratio of net expenses to average net assets	0.85	%(c)	0.85%	0.88%	0.88%	0.90	%(c)

Ratio of total expenses to average net assets	0.91	%(c)	0.92%	0.92%	0.97%	0.96	%(c)

Ratio of net investment income to average net assets	1.69	%(c)	1.72%	1.58%	2.39%	1.94	%(c)

Portfolio turnover rate(d)	64%		110%	129%	140%	131%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements

April 30, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Emerging Markets Equity Insights	A, C, Institutional, Investor, P, R and R6	Diversified
International Equity Insights	A, C, Institutional, Service, Investor, P, R and R6	Diversified
International Small Cap Insights	A, C, Institutional, Investor, P and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

72

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last

73

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2019:

EMERGING MARKETS EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$1,945,218	$96,578,371	$—

Asia	264,997,440	1,318,548,758	—

Europe	—	49,189,108	—

North America	51,212,010	—	—

South America	172,773,386	29,031,607	—

Securities Lending Reinvestment Vehicle	9,622,158	—	—

Total	$500,550,212	$1,493,347,844	$—

Derivative Type

Assets(b)

Futures Contracts	$672,213	$—	$—

INTERNATIONAL EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$8,178,831	$—

Asia	—	827,552,890	—

Australia and Oceania	33,667,947	196,614,277	—

Europe	24,177,450	1,882,965,054	—

North America	11,200,075	559,221	—

Securities Lending Reinvestment Vehicle	90,871,945	—	—

Total	$159,917,417	$2,915,870,273	$—

Derivative Type

Assets(b)

Futures Contracts	$1,928,936	$—	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(70,430)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

75

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL SMALL CAP INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$643,578	$—

Asia	—	1,332,229,688	—

Australia and Oceania	—	351,636,389	—

Europe	—	2,188,291,811	—

Securities Lending Reinvestment Vehicle	65,949,758	—	—

Total	$65,949,758	$3,872,801,466	$—

Derivative Type

Assets(b)

Futures Contracts	$245,836	$—	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(107,029)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Emerging Markets Equity Insights	Equity	Variation margin on futures contracts	$672,213	—	$—
International Equity Insights	Equity	Variation margin on futures contracts	1,928,936	Variation margin on futures contracts	(70,430)
International Small Cap Insights	Equity	Variation margin on futures contracts	245,836	Variation margin on futures contracts	(107,029)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of April 30, 2019 is reported within the Statements of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Emerging Markets Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$1,301,782	$672,213	217
International Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(60,479)	3,445,515	830
International Small Cap Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(5,525,389)	3,525,216	458

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Emerging Markets Equity Insights	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%	1.00%
International Equity Insights	0.81	0.73	0.69	0.68	0.67	0.75	0.75
International Small Cap Insights	0.85	0.85	0.77	0.73	0.72	0.81	0.81

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended April 30, 2019, GSAM waived $1,181, $7,267 and $516 of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds’ management fees, respectively.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2019, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Emerging Markets Equity Insights	$4,949	$—
International Equity Insights	5,293	49
International Small Cap Insights	2,011	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and/or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to February 28, 2019, the transfer agency waiver was 0.05% for Class A, Class C, Investor and Class R Shares of the International Equity Insights Fund.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds are 0.054%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Transfer Agency Waiver/Credits	Other Expense Reimbursement	Total Expense Reductions
Emerging Markets Equity Insights	$1,181	$1,893	$—	$613,537	$616,611
International Equity Insights	7,267	6,185	95,122	692,208	800,782
International Small Cap Insights	516	10,067	—	1,146,920	1,157,503

G.  Line of Credit Facility — As of April 30, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2019, Goldman Sachs earned $1,402, $5 and $167 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2019:

Fund	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2019	Shares as of April 30, 2019	Dividend Income from Affiliated Investment Company
Emerging Markets Equity Insights	$3,324	$56,316,499	$(56,319,823)	$—	—	$16,916
International Equity Insights	2,516	348,329,828	(348,332,344)	—	—	105,988
International Small Cap Insights	—	101,702,551	(101,702,551)	—	—	6,723

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of April 30, 2019, the Goldman Sachs Tax-Advantaged Global Equity Portfolio was a beneficial owner of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Emerging Markets Equity Insights	7%

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2019, were as follows:

Fund	Purchases	Sales and Maturities
Emerging Markets Equity Insights	$1,448,793,794	$1,562,688,135
International Equity Insights	1,926,952,033	1,565,589,763
International Small Cap Insights	2,528,118,276	2,863,766,847

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds may enter into master netting agreements

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7. SECURITIES LENDING (continued)

with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2019, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2019, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended April 30, 2019		Amounts Payable to Goldman Sachs upon Return of Securities Loaned as of April 30, 2019
Fund	Earnings of GSAL Relating to Securites Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Emerging Markets Equity Insights	$26,551	$39,048	$—
International Equity Insights	55,639	32,932	13,551,000
International Small Cap Insights	72,174	73,634	39,360,675

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended April 30, 2019:

Fund	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2019
Emerging Markets Equity Insights	$13,774,705	$151,309,262	$(155,461,809)	$9,622,158
International Equity Insights	37,685,400	305,309,436	(252,122,891)	90,871,945
International Small Cap Insights	95,184,269	224,783,118	(254,017,629)	65,949,758

8. TAX INFORMATION

As of the Funds’ most recent fiscal year ended, October 31, 2018, the Funds’ capital loss carryforwards on a tax-basis were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Capital loss carryforwards:
Expiring 2019(1)	$—	$(2,867,280)	$—
Perpetual Long-term	—	—	(1,910,092)
Perpetual Short-term	(12,296,197)	(8,036,292)	(11,974,303)
Total capital loss carryforwards	$(12,296,197)	$(10,903,572)	$(13,884,395)

(1)	Expiration occurs on October 31 of the year indicated.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

8. TAX INFORMATION (continued)

As of April 30, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Tax cost	$1,807,062,361	$3,021,588,530	$3,816,433,593
Gross unrealized gain	250,043,699	173,784,745	349,448,004
Gross unrealized loss	(63,208,004)	(119,585,585)	(227,130,373)
Net unrealized gain	$186,835,695	$54,199,160	$122,317,631

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

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9. OTHER RISKS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Equity Insights Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,116,218	$19,568,812	6,011,484	$64,604,928
Reinvestment of distributions	158,620	1,368,887	460,132	4,851,613
Shares redeemed	(2,720,871)	(24,716,437)	(5,975,175)	(61,902,681)
	(446,033)	(3,778,738)	496,441	7,553,860
Class C Shares
Shares sold	214,592	1,965,970	532,926	5,660,930
Reinvestment of distributions	9,579	81,900	39,630	412,747
Shares redeemed	(197,723)	(1,812,991)	(251,334)	(2,520,831)
	26,448	234,879	321,222	3,552,846
Institutional Shares
Shares sold	35,017,076	324,074,149	75,219,315	791,620,923
Reinvestment of distributions	2,189,583	18,830,413	7,319,387	77,185,740
Shares redeemed	(25,759,277)	(236,673,665)	(108,575,239)	(1,138,039,633)
	11,447,382	106,230,897	(26,036,537)	(269,232,970)
Investor Shares
Shares sold	7,812,602	72,198,144	10,050,495	103,888,715
Reinvestment of distributions	249,709	2,145,005	388,023	4,089,088
Shares redeemed	(4,007,461)	(37,383,073)	(5,748,668)	(57,976,922)
	4,054,850	36,960,076	4,689,850	50,000,881
Class P Shares(a)
Shares sold	5,586,020	49,996,200	16,111,028	167,993,767
Reinvestment of distributions	359,752	3,090,275	—	—
Shares redeemed	(5,625,051)	(51,228,980)	(1,552,358)	(15,297,333)
	320,721	1,857,495	14,558,670	152,696,434
Class R Shares
Shares sold	250,305	2,305,326	823,248	8,559,179
Reinvestment of distributions	37,333	318,449	92,882	967,288
Shares redeemed	(303,298)	(2,782,243)	(332,000)	(3,382,408)
	(15,660)	(158,468)	584,130	6,144,059
Class R6 Shares
Shares sold	5,619,075	51,570,962	78,639,507	828,090,670
Reinvestment of distributions	1,352,035	11,613,981	79,132	834,501
Shares redeemed	(28,520,698)	(262,951,990)	(10,696,992)	(102,070,313)
	(21,549,588)	(199,767,047)	68,021,647	726,854,858

NET INCREASE (DECREASE)	(6,161,880)	$(58,420,906)	62,635,423	$677,569,968

(a)	Commenced operations on April 16, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Insights Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,823,074	$56,464,851	11,261,835	$149,431,245
Reinvestment of distributions	204,537	2,186,506	141,506	1,870,712
Shares redeemed	(4,633,310)	(54,334,873)	(6,369,387)	(82,885,765)
	394,301	4,316,484	5,033,954	68,416,192
Class C Shares
Shares sold	386,775	4,325,808	2,264,501	29,449,733
Reinvestment of distributions	19,962	209,198	16,331	211,493
Shares redeemed	(835,880)	(9,506,409)	(636,002)	(8,029,059)
	(429,143)	(4,971,403)	1,644,830	21,632,167
Institutional Shares
Shares sold	38,279,588	455,982,133	91,478,909	1,238,574,962
Reinvestment of distributions	1,221,357	13,398,286	1,043,352	14,147,857
Shares redeemed	(41,363,702)	(491,452,166)	(58,797,412)	(784,509,924)
	(1,862,757)	(22,071,747)	33,724,849	468,212,895
Service Shares
Shares sold	107,663	1,278,096	215,964	2,915,060
Reinvestment of distributions	5,670	61,236	4,253	56,775
Shares redeemed	(50,259)	(598,323)	(147,124)	(1,961,399)
	63,074	741,009	73,093	1,010,436
Investor Shares
Shares sold	23,561,825	276,403,904	28,185,890	366,783,622
Reinvestment of distributions	684,659	7,168,380	235,317	3,049,705
Shares redeemed	(13,622,884)	(153,168,920)	(6,001,354)	(76,167,177)
	10,623,600	130,403,364	22,419,853	293,666,150
Class P Shares(a)
Shares sold	23,171,082	265,984,284	20,839,126	278,586,234
Reinvestment of distributions	514,841	5,642,654	—	—
Shares redeemed	(13,684,208)	(161,687,052)	(720,751)	(9,528,009)
	10,001,715	109,939,886	20,118,375	269,058,225
Class R Shares
Shares sold	209,464	2,397,272	266,168	3,412,945
Reinvestment of distributions	7,899	82,224	5,144	66,202
Shares redeemed	(85,324)	(977,735)	(167,569)	(2,121,039)
	132,039	1,501,761	103,743	1,358,108
Class R6 Shares
Shares sold	20,354,411	244,162,715	31,719,574	426,173,960
Reinvestment of distributions	724,784	7,943,638	74,104	1,004,847
Shares redeemed	(7,214,410)	(87,397,476)	(3,741,875)	(50,166,486)
	13,864,785	164,708,877	28,051,803	377,012,321

NET INCREASE	32,787,614	$384,568,231	111,170,500	$1,500,366,494

(a)	Commenced operations on April 16, 2018.

85

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Small Cap Insights Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,905,673	$20,951,109	10,629,498	$136,561,855
Reinvestment of distributions	174,144	1,724,026	1,228,989	15,454,307
Shares redeemed	(5,793,740)	(62,879,858)	(10,291,665)	(129,158,676)
	(3,713,923)	(40,204,723)	1,566,822	22,857,486
Class C Shares
Shares sold	126,740	1,340,835	2,369,851	29,581,255
Reinvestment of distributions	14,011	134,359	405,443	4,916,449
Shares redeemed	(1,114,592)	(11,653,389)	(1,399,827)	(16,949,764)
	(973,841)	(10,178,195)	1,375,467	17,547,940
Institutional Shares
Shares sold	66,346,603	734,043,400	131,991,496	1,677,126,324
Reinvestment of distributions	3,192,108	31,506,109	10,223,847	128,887,373
Shares redeemed	(78,880,201)	(852,537,580)	(74,897,320)	(941,892,126)
	(9,341,490)	(86,988,071)	67,318,023	864,121,571
Investor Shares
Shares sold	4,515,083	49,401,968	34,703,673	441,487,215
Reinvestment of distributions	601,289	5,910,668	2,370,410	29,722,703
Shares redeemed	(22,511,047)	(243,421,412)	(14,999,067)	(184,268,946)
	(17,394,675)	(188,108,776)	22,075,016	286,940,972
Class P Shares(a)
Shares sold	138,165	1,570,800	8,452,181	106,889,938
Reinvestment of distributions	136,281	1,347,821	—	—
Shares redeemed	(1,498,600)	(15,846,672)	(338,807)	(3,996,343)
	(1,224,154)	(12,928,051)	8,113,374	102,893,595
Class R6 Shares
Shares sold	14,083,303	152,821,870	96,609,922	1,228,465,737
Reinvestment of distributions	1,590,561	15,730,650	761,556	9,623,910
Shares redeemed	(12,994,339)	(142,972,803)	(10,061,202)	(127,894,386)
	2,679,525	25,579,717	87,310,276	1,110,195,261

NET INCREASE (DECREASE)	(29,968,558)	$(312,828,099)	187,758,978	$2,404,556,825

(a)	Commenced operations on April 16, 2018.

86

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 11/01/18	Ending Account Value 4/30/19		Expenses Paid for the 6 Months Ended 4/30/19*	Beginning Account Value 11/01/18	Ending Account Value 4/30/19		Expenses Paid for the 6 Months Ended 4/30/19*	Beginning Account Value 11/01/18	Ending Account Value 4/30/19		Expenses Paid for the 6 Months Ended 4/30/19*

Class A
Actual	$1,000	$1,099.30		$7.70	$1,000	$1,047.00		$5.84	$1,000	$1,045.10		$6.34
Hypothetical 5% return	1,000	1,017.46	+	7.40	1,000	1,019.09	+	5.76	1,000	1,018.60	+	6.26
Class C
Actual	1,000	1,095.50		11.59	1,000	1,043.10		9.62	1,000	1,040.70		10.12
Hypothetical 5% return	1,000	1,013.74	+	11.13	1,000	1,015.37	+	9.49	1,000	1,014.88	+	9.99
Institutional
Actual	1,000	1,101.60		5.68	1,000	1,049.00		4.01	1,000	1,046.50		4.36
Hypothetical 5% return	1,000	1,019.39	+	5.46	1,000	1,020.88	+	3.96	1,000	1,020.53	+	4.31
Service
Actual	N/A	N/A		N/A	1,000	1,045.90		6.54	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.40	+	6.46	N/A	N/A		N/A
Investor
Actual	1,000	1,100.40		6.41	1,000	1,048.00		4.57	1,000	1,046.30		5.07
Hypothetical 5% return	1,000	1,018.70	+	6.16	1,000	1,020.33	+	4.51	1,000	1,019.84	+	5.01
Class P
Actual	1,000	1,102.10		5.63	1,000	1,048.60		3.96	1,000	1,047.50		4.32
Hypothetical 5% return	1,000	1,019.44	+	5.41	1,000	1,020.93	+	3.91	1,000	1,020.58	+	4.26
Class R
Actual	1,000	1,097.60		9.00	1,000	1,046.00		7.10	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,016.22	+	8.65	1,000	1,017.85	+	7.00	N/A	N/A		N/A
Class R6
Actual	1,000	1,101.90		5.63	1,000	1,049.30		3.96	1,000	1,047.50		4.32
Hypothetical 5% return	1,000	1,019.44	+	5.41	1,000	1,020.93	+	3.91	1,000	1,020.58	+	4.26

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Emerging Markets Equity Insights	1.48%	2.23%	1.09%	N/A	1.23%	1.08%	1.73%	1.08%
International Equity Insights	1.15	1.90	0.79	1.29%	0.90	0.78	1.40	0.78
International Small Cap Insights	1.25	2.00	0.86	N/A	1.00	0.85	N/A	0.85

87

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.38 trillion in assets under supervision as of March 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 169683-OTU-996233 INTINSSAR-19

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable to open-end investment companies.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 28, 2019

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	June 28, 2019